As filed with the Securities and Exchange Commission on July 25, 2013

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _________________________________________________

1933 Act File No. 333-183926

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO.
 _________________________________________________
 AMERICAN CAPITAL, LTD.
(Exact name of registrant as specified in charter)

2 BETHESDA METRO CENTER
14TH FLOOR
BETHESDA, MD 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 951-6122

SAMUEL A. FLAX, ESQ.
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL,
CHIEF COMPLIANCE OFFICER AND SECRETARY
2 BETHESDA METRO CENTER
14TH FLOOR
BETHESDA, MD 20814
(Name and address of agent for service)
 _________________________________________________

COPIES TO:

RICHARD E. BALTZ, ESQ.
DARREN C. SKINNER, ESQ.
Arnold & Porter LLP
555 Twelfth Street, N.W.
Washington, DC 20004-1206
(202) 942-5000
  _________________________________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
From time to time after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

The information in this prospectus is not complete and may be changed. We may not sell these Securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these Securities and is not soliciting an offer to buy these Securities in any state where the offer or sale is not permitted.

PROSPECTUS
American Capital, Ltd.
$1,000,000,000
COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
DEBT SECURITIES

We may offer, from time to time, up to $1,000,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, subscription rights and one or more classes or series of debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered separately or together, in amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. The preferred stock and debt securities may also be convertible or exchangeable into shares of our common stock. The Securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering, except that we may issue shares of our common stock pursuant to this prospectus and the accompanying prospectus supplement at a price per share that is less than our NAV per share (a) in connection with a rights offering to our existing shareholders, (b) with the prior approval of the majority of our common shareholders or (c) under such circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. In the event that we do issue shares of common stock with an offering price per share below our NAV per share, the interests of our existing shareholders may be diluted. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “ACAS.” As of July 24, 2013, the last reported sales price for our common stock was $13.68 per share.

We are a publicly traded private equity fund and a global asset manager. On August 29, 1997 we completed an initial public offering (“IPO”) and became a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us (“American Capital One Stop Buyouts®”), or sponsored by other private equity funds (“Sponsored Finance Investments”) and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio. Our primary business objectives are to increase our net earnings and NAV by making investments with attractive current yields and/or potential for equity appreciation and realized gains. We are taxed as a corporation and pay federal and applicable state corporate taxes on our taxable income.

This prospectus contains information you should know before investing, including information about risks associated with an investment in us. Please read it before you invest and keep it for future reference. Additional information about us, including our Annual Reports, Quarterly Reports, Current Reports, Proxy Statements and our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the SEC. You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 1-800-543-1976. This information is also available at our web site www.AmericanCapital.com. We will not charge you for these documents. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated by reference in its entirety into this prospectus and its table of contents appears on page 98 of this prospectus.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 10. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement and/or pricing supplement.

The date of this prospectus is July 25, 2013

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL, LTD.

American Capital, Ltd. (which is referred to throughout this prospectus as “American Capital”, “we” and “us”) is a publicly traded private equity fund and global asset manager. We primarily invest in American Capital One Stop Buyouts® or Sponsored Finance Investments and provide capital directly to early stage and mature private and small public companies. We also have investments in structured finance investments (“Structured Products”), including commercial mortgage backed securities (“CMBS”), collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in funds managed by us. We are also a fund manager with $112 billion of total assets under management (including levered assets), which includes $6.4 billion of total assets on our balance sheet and $105.2 billion of third-party assets under management, $15 billion of which are third-party earning assets under management for which we are paid a management fee.

Our primary business objectives are to increase our net earnings and NAV by investing in senior and mezzanine debt and equity securities of private companies and funds managed by our wholly-owned portfolio company, American Capital Asset Management, LLC (“American Capital Asset Management”), with attractive current yields and/or potential for equity appreciation and realized gains.

Our fund management is conducted through American Capital Asset Management. American Capital Asset Management manages the following funds: European Capital Limited (“European Capital”), American Capital Agency Corp. (“AGNC”), American Capital Mortgage Investment Corp. (“MTGE”), American Capital Equity I, LLC (“ACE I”), American Capital Equity II, LP (“ACE II”), ACAS CLO 2007-1, Ltd. (“ACAS CLO 2007-1”), ACAS CLO 2012-1, Ltd. (“ACAS CLO 2012-1”) and ACAS CLO 2013-1, Ltd. (“ACAS CLO 2013-1”).

Private Finance Investment Portfolio Overview

We provide investment capital to middle market companies, which we generally consider to be companies with revenue between $10 million and $750 million. We primarily invest in American Capital One Stop Buyouts® or Sponsored Finance Investments and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio companies. Currently, we will invest up to $500 million in a single middle market company in North America and $200 million in a fund managed by us. Our largest private finance portfolio investment at cost as of December 31, 2012 was $391 million.

A majority of our investments have been to assist in the funding of change of control buyouts of privately held middle market companies, and we expect that to continue in the future. A change of control transaction could be the result of a corporate divestiture, a sale of a family-owned or closely-held business, a going private transaction, the sale by a private equity fund of a portfolio company or an ownership transition. Our financing of a change of control transaction could either be for a American Capital One Stop Buyout® or for a Sponsored Finance Investment. In American Capital One Stop Buyouts®, we lend senior and mezzanine debt and make majority equity investments. As an investor in Sponsored Finance Investments, we lend senior and mezzanine debt and make minority equity co-investments.

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. Our private finance loans consist of first lien secured revolving credit facilities, first lien secured loans, second lien secured loans and secured and unsecured mezzanine loans. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. Certain of our loans permit the interest to be paid-in-kind by adding it to the outstanding loan balance and paid at maturity. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2012, the weighted average effective interest rate on our private finance debt investments was 11.7%, which includes the impact of non-accruing loans. As of December 31, 2012, our fully-diluted weighted average ownership interest in our private finance portfolio companies, excluding our investments in

European Capital and American Capital Asset Management was 68%, with a total equity investment at fair value of approximately $1.5 billion.

There is generally no publicly available information about these companies or primary or secondary market for the trading of these privately issued loans and equity securities. We have exited these investments historically through normal repayment, a change in control transaction or recapitalization of the portfolio company. However, we may also sell our loans or equity securities. Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We sponsor American Capital One Stop Buyouts® in which we provide most, if not all, of the senior and mezzanine debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third-party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third-party lenders.

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance, when accepted by the portfolio company, typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience and expertise in manufacturing services, consumer products, supply chain management, outsourcing and other services that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies. As of December 31, 2012, we had board seats at 56 out of 96 of our private finance portfolio companies and had board observation rights at other private finance portfolio companies. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

American Capital Asset Management Investment

Our fund management business is conducted through our wholly-owned portfolio company, American Capital Asset Management. In general, a subsidiary of American Capital Asset Management will enter into management agreements with each of its managed funds. As of December 31, 2012, our investment in American Capital Asset Management was $149 million at cost basis and $828 million at fair value, or 16% of our total investments at fair value. This discussion of the operations of American Capital Asset Management includes its consolidated subsidiaries. American Capital Asset Management's earning assets under management totaled $15 billion, with $105 billion of total assets under management (including levered assets), including $93 billion of total assets under management at American Capital Agency Corp. (NASDAQ: AGNC) and $9 billion of total assets under management at American Capital Mortgage Investment Corp. (NASDAQ: MTGE), which are publicly traded residential mortgage real estate investment trusts (“REITs”).

American Capital Asset Management had over 80 employees as of December 31, 2012, including seven investment teams with over 25 investment professionals located in Bethesda (Maryland), London and Paris. We have entered into service agreements with American Capital Asset Management to provide it with additional asset management service support. Through these agreements, we provide management and other services to American Capital Asset Management, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. We charge American Capital Asset Management a fee for the use of these services. American Capital Asset Management generally earns base management fees based on the shareholders' equity or the net cost basis of the assets of the funds under management and may earn incentive income, or a carried interest, based on the performance of the funds. In addition, we may invest directly into these funds and earn investment income from our investments in those funds.

European Capital Investment

European Capital is a wholly-owned investment fund incorporated in Guernsey. European Capital invests in One Stop Buyouts®, Sponsor Finance Investments and provides capital directly to early stage and mature private and small public companies primarily in Europe. It primarily invests in senior and mezzanine debt and equity.

As of December 31, 2012, European Capital had investments in 60 portfolio companies totaling $1.5 billion at fair value, with an average investment size of $25 million, or 1.5% of its total assets. As of December 31, 2012, European Capital's five largest investments at fair value were $550 million, or 34% of its total assets.

As of December 31, 2012, 99.5% of European Capital's assets are invested in portfolio companies headquartered in countries with AA rating or better based on Standard & Poor's ratings. As of December 31, 2012, European Capital's NAV at fair value was $931 million. As of December 31, 2012, our investment in European Capital consisted of an equity investment with a cost basis and fair value of $1,267 million and $700 million, respectively, and a debt investment with a fair value and cost basis of $109 million. As of December 31, 2012, we valued our equity investment in European Capital below its NAV as a result of applying several discounts to its NAV in computing the fair value.

THE OFFERING

We may offer, from time to time, up to $1,000,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. We are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any underwriting commissions or discounts, except as otherwise noted herein. Additionally, as a BDC, we generally may not sell debt securities if our asset coverage ratio would be less than 200% after giving effect to such sale, except to refinance existing Senior Securities.

Our Securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The NASDAQ Global Select Market Symbol	ACAS

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions
Through our tax year ended September 30, 2010, we were taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we were subject to annual distribution requirements and from the date of our IPO through December 2008, we historically paid quarterly dividends to the holders of our common stock. Beginning with our tax year ended September 30, 2011, our status changed from a RIC subject to taxation under Subchapter M to a corporation subject to taxation under Subchapter C. Under Subchapter C, we are able to carry forward any NOLs historically incurred to succeeding years, which we would not be able to do if we were subject to taxation as a RIC under Subchapter M. We are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains and are no longer subject to the annual distribution requirements under Subchapter M. During the third quarter of 2011, our Board of Directors adopted a program that may provide for additional repurchases of shares or dividend payments. Under the program, we will consider quarterly setting an amount to be utilized for stock repurchases or dividends. Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to the NAV of our shares, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to the NAV of our shares. The repurchase and dividend program may be suspended, terminated or modified at any time for any reason. See “Price Range of Common Stock and Distributions” and “Stock Repurchases.” Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors
Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We may decide to proceed with structural and organizational changes (certain of which may require the approval of our shareholders), which could result in spinning out to our shareholders an externally managed debt focused BDC, changes in our corporate form, termination of our election to be regulated as a BDC, our conversion from an investment company to an operating company or other fundamental changes. There is a risk you may not receive dividends and that you may receive our stock as dividends. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing for growth. Our secured revolving credit facility and term loan facility have restrictions on the incurrence of certain additional indebtedness and liens, acquisitions and investments and the payments of dividends and other distributions. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Third Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan
Cash distributions, if any, to holders of our common stock may be reinvested under our Dividend Reinvestment Plan (“DRIP”) in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the DRIP. See “Dividend Reinvestment Plan.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
Offering expenses (as a percentage of offering price)(1)	—%
DRIP fees(2)	—%
Annual Expenses (as a percentage of consolidated net assets attributable to our common stock)(3)
Management fees	—%
Interest payments on borrowed funds(4)	1.08%
Other expenses(5)	3.76%

Total annual expenses(6)	4.84%
 _____________________

(1)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.

(2)
The expenses of the DRIP are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the DRIP will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any.

(3)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2012.

(4)
The interest payments on borrowed funds percentage is calculated by using our interest expense for the year ended December 31, 2012, divided by net assets attributable to our common stock as of December 31, 2012. We had outstanding borrowings of $0.8 billion at December 31, 2012. See “Risk Factors—We have and may incur additional debt that could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

(5)
The “Other expenses” percentage is based on an estimate of annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as operating expenses in our statement of operations. The estimate of such annual other expenses is calculated by using our actual operating expenses, net of interest expense, for the year ended December 31, 2012, divided by net assets attributable to our common stock as of December 31, 2012.

(6)
Total annual estimated expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total estimated annual expenses percentage were calculated instead as a percentage of total assets as of December 31, 2012, our total annual expenses would be 4.16% of consolidated total assets as of December 31, 2012.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$48	$146	$243	$488

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in our DRIP may receive shares purchased by the administrator of the DRIP at the market price in effect at the time, which may be at, above or below NAV. See “Dividend Reinvestment Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may read or copy such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Office of Investor Education and Advocacy of the SEC by written request, fax or email, to: 100 F Street, N.E., Washington, D.C. 20549, (202) 772-9295, or PublicInfo@sec.gov, respectively, at prescribed rates. Our common stock is listed on The NASDAQ Global Select Market and our corporate web site is located at http://www.AmericanCapital.com. Information contained on our web site or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our web site or on the SEC’s web site to be part of this prospectus.

We make available free of charge on our web site our Annuals Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our shareholders Annual Reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

Selected Condensed Consolidated Financial Data
(in millions, except per share data)

You should read the condensed consolidated financial information below with the consolidated financial statements and notes thereto included herein. Financial information at and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, has been derived from our financial statements that were audited by Ernst & Young LLP. Interim financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” in this prospectus for more information.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Total operating revenue	$646	$591	$600	$697	$1,051
Total operating expenses	263	288	396	582	521
Net operating income before income taxes	383	303	204	115	530
Tax benefit (provision)(1)	14	145	—	20	(37)
Net operating income (“NOI”)	397	448	204	135	493
(Loss) gain on extinguishment of debt, net of tax	(3)	—	—	12	—
Net realized (loss) gain(1)	(270)	(310)	(576)	(825)	32
Net realized earnings (loss)	124	138	(372)	(678)	525
Net unrealized appreciation (depreciation)(1)	1,012	836	1,370	(232)	(3,640)
Net increase (decrease) in net assets resulting from operations (“Net earnings (loss)”)	$1,136	$974	$998	$(910)	$(3,115)
		138
Per share data:
NOI:
Basic	$1.24	$1.30	$0.63	$0.56	$2.42
Diluted	$1.20	$1.26	$0.62	$0.56	$2.42
Net earnings (loss):
Basic	$3.55	$2.83	$3.06	$(3.77)	$(15.29)
Diluted	$3.44	$2.74	$3.02	$(3.77)	$(15.29)
Dividends declared(2)	$—	$—	$—	$1.07	$3.09
Balance sheet data:
Total assets	$6,319	$5,961	$6,084	$6,672	$7,910
Total debt	$775	$1,251	$2,259	$4,142	$4,428
Total shareholders’ equity	$5,429	$4,563	$3,668	$2,329	$3,155
NAV per share	$17.84	$13.87	$10.71	$8.29	$15.41
Other data (unaudited):
Number of portfolio companies at period end	139	152	160	187	223
New investments(3)	$719	$317	$234	$109	$2,607
Realizations(4)	$1,498	$1,066	$1,293	$1,143	$2,176
Weighted average effective interest rate on private finance debt investments at period end(5)	11.7%	10.8%	10.2%	9.9%	10.8%
NOI return on average shareholders’ equity(6)	7.7%	10.7%	6.8%	5.5%	9.5%
Net realized earnings return (loss) on average shareholders’ equity(6)	2.4%	3.3%	(12.5%)	(27.8%)	10.1%
Net earnings return (loss) on average shareholders’ equity(6)	22.1%	23.3%	33.5%	(37.3%)	(60.0%)
Assets under management(7)	$116,800	$68,129	$22,645	$14,022	$12,804
Earning assets under management(8)	$18,642	$13,496	$8,989	$8,518	$9,608

(1)
Beginning in 2011, we were no longer taxed as a RIC under Subchapter M of the Code and instead became subject to taxation as a corporation under Subchapter C of the Code. As a result, we recorded a net deferred tax asset of $428 million in 2011 recorded as a deferred tax benefit of $145 million in NOI, $75 million in net realized (loss) gain and $208 million in net unrealized appreciation (depreciation) in our consolidated statements of operations in this prospectus. In 2012, we recorded a tax benefit of $14 million in NOI, $87 million in net realized (loss) gain, $2 million in (loss) gain on extinguishment of debt, net of tax and a tax provision of $82 million in net unrealized appreciation (depreciation) in our consolidated statements of operations in this prospectus.

(2)	In 2009, we declared a dividend of $1.07 per share, which was paid part in cash and stock in August 2009.

(3)	New investments include amounts as of the investment dates that are committed.

(4)
Realizations represent cash proceeds received upon the exit of investments including payment of scheduled principal amortization, debt prepayments, proceeds from loan syndications and sales, payment of accrued payment-in-kind (“PIK”) notes, and dividends and payments associated with accreted original issue discounts and sale of equity and other securities.

(5)
Weighted average effective interest rate on private finance debt investments as of period end is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt, divided by (b) total debt at amortized cost.

(6)	Return represents net increase or decrease in net assets resulting from operations. Average equity is calculated based on the quarterly shareholders' equity balances.

(7)
Assets under management include both (i) the total assets of American Capital and (ii) the total assets of the funds under management by American Capital Asset Management, excluding any direct investment we have in those funds.

(8)
Earning assets under management include both (i) the total assets of American Capital and (ii) the total third-party earning assets under management by American Capital Asset Management from which the associated base management fees are calculated, excluding any direct investment we have in those funds.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto before making a decision to purchase our securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Future adverse market and economic conditions could cause harm to our operating results

Past recessions have had a significant negative impact on the operating performance and fair value of our portfolio investments. Many of our portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to repay our debt investments, may be unable to be sold at a price that would allow us to recover our investment, or may be unable to operate during such recession. Such portfolio company performance could have a material adverse effect on our business, financial condition and results of operations.

We have loans to and investments in middle market borrowers who may default on their loans and we may lose our investment

We have invested in and made loans to privately-held, middle market businesses and plan to continue to do so. There is generally a limited amount of publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts, other employees and consultants to investigate and monitor these businesses. The portfolio companies in which we have invested may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loans, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We have also made unsecured and mezzanine loans and invested in equity securities, which involve a higher degree of risk than senior secured loans. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third-parties. These conditions may make it difficult for us to obtain repayment of our investments.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and may have borrowed money from other lenders with claims that are senior to our claims.

Our senior loans generally are secured by the assets of our borrowers, however certain of our senior loans may have a second priority lien and thus, our security interest may be subordinated to the payment rights and security interest of the first lien senior lender. Additionally, our mezzanine loans may or may not be secured by the assets of the borrower; however, if a mezzanine loan is secured, our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the first and second lien senior lenders. Therefore, we may be limited in our ability to enforce our rights to collect our second lien senior loans or mezzanine loans and to recover any of the loan balance through a foreclosure of collateral.

Non-accruing loans adversely affect our results of operations and financial condition and could result in further losses in the future

As of December 31, 2012 and 2011, our non-accruing loans at cost totaled $260 million and $419 million, or 12.9% and 15.3% of our total loans at cost, respectively. Non-accruing loans adversely affect net income in various ways. While we incur interest expense to fund non-accruing loans, no interest income is recorded on non-accruing loans, thereby adversely affecting income and returns on assets and equity. There is no assurance that we will not experience further increases in non-accruing loans in the future, or that non-accruing loans will not result in further losses to come.

There is uncertainty regarding the value of our portfolio investments

A substantial portion of our portfolio investments are not publicly traded. As required by law, we fair value these investments in accordance with the 1940 Act and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) based on a determination made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing investments that are not publicly traded, as set forth in our consolidated financial statements in this prospectus, our determinations of fair value may differ materially from the values that would exist if a ready market for these investments existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of income recognition. Thus, our NAV could be materially affected in the event of any changes in applicable law or accounting pronouncements governing how we currently fair value assets, or if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

Our business has significant capital requirements and may be adversely affected by a prolonged inability to access the capital markets or to sell assets

Our business requires a substantial amount of capital to operate. We historically have financed our operations, including the funding of new investments, through cash generated by our operating activities, the repayment of debt investments, the sale of equity investments, the issuance of debt by special purpose affiliates to which we have contributed loan assets, the sale of our stock and through secured and unsecured borrowings. Our ability to continue to rely on such sources or other sources of capital is affected by restrictions in both the 1940 Act and in certain of our debt agreements relating to the incurrence of additional indebtedness as well as changes in the capital markets from the recent economic recession. It is also affected by legal, structural and other factors. There can be no assurance that we will be able to earn or access the funds necessary for our liquidity requirements.

Our ability to recognize the benefits of our deferred tax asset is dependent on future taxable income and could be substantially limited if we experience an “ownership change” within the meaning of Section 382 of the Code

We recognize the expected future tax benefit from a deferred tax asset when the tax benefit is considered more likely than not to be realized. Otherwise, a valuation allowance is applied against the deferred tax asset. Assessing the recoverability of a deferred tax asset requires management to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary and the application of existing tax laws in each jurisdiction. To the extent that future cash flows and the amount or character of taxable income differ significantly from estimates, our ability to realize the deferred tax asset could be impacted. See Note 11 to our consolidated financial statements in this prospectus.

Additionally, under Sections 382 and 383 of the Code, following an “ownership change,” certain limitations apply to the use by a “loss corporation” of certain tax attributes including net operating loss carryforwards, capital loss carryforwards, unrealized built-in losses and tax credits arising before the “ownership change.” Such tax attributes represent substantially all of our deferred tax assets. In general, an “ownership change” would occur if there is a cumulative change in the ownership of our common stock of more than 50 percentage points by one or more “5% shareholders” during a three-year period. In the event of an “ownership change,” the tax attributes that may be used to offset our future taxable income in each year after the “ownership change” will be subject to an annual limitation. In general, the annual limitation is equal to the product of the fair market value of our common stock on the date of the “ownership change” and the “long term tax exempt rate” (which is published monthly by the Internal Revenue Service), subject to specified adjustments. This limitation could accelerate our cash tax payments and could result in a significant portion of our deferred tax asset expiring before we could fully use them. On April 27, 2012, we amended our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock. These restrictions reduce, but do not eliminate, the risk of an “ownership change.”

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign level, including with respect to securities laws, tax and accounting standards. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to BDCs.

We may materially change our corporate structure and the nature of our business

We are very much affected by the legal, regulatory, tax and accounting regimes under which we operate. We are evaluating whether those regimes and our existing corporate structure are the optimum means for the operation and capitalization of our business. As a result of these evaluations, we may decide to proceed with structural and organizational changes (certain of which may require the approval of our shareholders), which could result in spinning out to our shareholders an externally managed debt focused BDC, changes in our corporate form, termination of our election to be regulated as a BDC, our conversion from an investment company to an operating company or other fundamental changes. If we were no longer an investment company, our accounting practices would change and, for example, lead to the consolidation of certain majority owned companies with which we do not now consolidate as an investment company. Additionally, if we were no longer an investment company, our shareholders would not benefit from the investor protections provided by the 1940 Act. We may incur certain costs in completing these evaluations and may receive no benefit from these expenditures, particularly if we do not proceed with any changes. No decisions have been made with respect to any such changes and there is no timetable for making any decisions, including any decision not to proceed with any such changes.

A change in interest rates may adversely affect our profitability

Because we have funded a portion of our investments with borrowings, our earnings are affected by the spread between the interest rate on our investments and the interest rate at which we borrowed funds. We have attempted to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We have entered into interest rate basis swap agreements to match the interest rate basis of a portion of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under ASC Topic 815, Derivatives and Hedging (“ASC 815”). Therefore, payments under the hedges are recorded in net realized (loss) gain in our consolidated statements of operations in this prospectus and not in interest income or expense.

Under our interest rate swap agreements, we generally pay a fixed rate and receive a floating interest rate based on LIBOR. We may enter into interest rate swaption agreements where, if exercised, we would receive a fixed rate and pay a floating rate based on LIBOR. We may also enter into interest rate cap agreements that would entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates.

An increase or decrease in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately match-funded our liabilities and assets or hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

Also, the fair value of certain of our debt investments is based in part on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on our determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of our interest rate swap agreements.

Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations. See Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk in our Annual Report on Form 10-K for the year ended December 31, 2012 and Item 8. Financial Statements and Supplementary Data for additional information on interest rate swap agreements.

A change in currency exchange rates may adversely affect our profitability

We have or may make investments in debt instruments that are denominated in currencies other than the U.S. dollar. In addition, we have or may make investments in the equity of portfolio companies whose functional currency is not the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. The functional currency of one of our largest portfolio companies, European Capital, is the Euro. European Capital also has investments in other European currencies, including the British Pound. As a result, an adverse change in currency exchange rates may have a material adverse impact on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results

We have and could experience material fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, placing and removing investments on non-accrual status, the degree to which we encounter competition in our markets, the ability to sell investments at attractive terms, the ability to fund and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See Management's Discussion and Analysis of Financial Condition and Results of Operations in this prospectus.

We are dependent upon our key management personnel for our future success

We are dependent on the diligence and skill of our senior management and other members of management for raising capital and the selection, structuring, monitoring, restructuring/amendment, sale and exiting of our investments. Our future success depends to a significant extent on the continued service of our senior management and other members of management. Our failure to raise additional capital that would enhance the growth of our business, or our failure to provide appropriate opportunities for or compensate competitively senior management and other members of management may make it difficult to retain such individuals. The departure of certain executive officers or key employees could materially adversely affect our ability to implement our business strategy. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with strategic buyers and hundreds of private equity and mezzanine debt funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to offer better pricing and terms to prospective portfolio companies, consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. In addition, any misappropriation of proprietary information could expose us to a risk of loss or litigation.

Risks Related to Liquidity and Capital Resources

Our secured borrowing arrangements impose significant limitations on us

The loans under our four-year $600 million secured term loan facility (“Term Loan Facility”) may only be refinanced at a lower rate, in full or in part, prior to August 22, 2013 for an amount equal to 101% of the principal prepaid plus accrued interest. In addition, our secured term loans have scheduled amortization and mandatory prepayments in the event of a borrowing base deficiency or the issuance of new debt, and in certain cases, if there are realized proceeds from a portfolio company exit or excess cash flow. Any loans that may be outstanding under our four-year $250 million secured revolving credit facility (“Revolving Credit Facility”) are also subject to scheduled amortization after the three year revolving period and mandatory prepayments in the event of a borrowing base deficiency.

The Term Loan Facility and the Revolving Credit Facility have covenants that in certain circumstances limit our ability to incur additional debt and liens, pay cash dividends, repurchase common stock, dispose of assets and make new investments and acquisitions. We are also prohibited from seeking to resume our status as a RIC and changing our regulatory status as a BDC. Both facilities require us to maintain a 100% borrowing base coverage. The Revolving Credit Facility also includes other financial covenants that require us to maintain a maximum total leverage ratio not to exceed 0.75:1.00 and minimum adjusted EBITDA for American Capital Asset Management. There can be no assurance that we will be able to maintain compliance with each of these covenants and a failure to do so could result in an event of default under the facilities. Other events of default under the Term Loan Facility and the Revolving Credit Facility include without limitation, a payment default, an unremedied borrowing base deficiency, a cross default to our other facility, the cross acceleration of any debt in excess of an aggregate $50 million, the liquidation or bankruptcy of us or American Capital Asset Management, the failure by us to conduct our asset management business through American Capital Asset Management, one or more judgments in excess of an aggregate $50 million and a change of control. The occurrence of an event of default under the facilities could have a material adverse effect on our business, financial condition and results of operations.

Additionally, debt obligations outstanding under our asset securitizations currently require that all principal and interest received on the loans securing such debt be used to repay such debt. Accordingly, we do not currently have access to the liquidity or current cash flows from the loans securing the debt in our asset securitizations for funding new investments or general corporate needs.

The 1940 Act limits our ability to issue Senior Securities in certain circumstances

As a BDC, the 1940 Act generally limits our ability to issue Senior Securities if our asset coverage ratio does not exceed 200% immediately after each issuance of Senior Securities or is improved immediately upon the issuance. Asset coverage ratio is defined in the 1940 Act as the ratio that the value of the total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness. We have operated at times in the past with our asset coverage ratio below 200% and there are no assurances that we will always operate above this ratio. The resulting restrictions on issuing Senior Securities could have a material adverse impact on our business operations.

The 1940 Act limits our ability to issue equity below our NAV per share

As a BDC, the 1940 Act generally limits our ability to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without shareholder approval. Since 2008, shares of our common stock have traded below our NAV per share. While our common stock continues to trade at a price below our NAV per share, there are no assurances that we can issue or sell shares of our common stock if needed to fund our business. In addition, even in certain instances where we could issue or sell shares of our common stock at a price below our NAV per share, such issuance could result in dilution in our NAV per share, which could result in a decline of our stock price.

Our interest rate swap agreements contain covenants that place limitations on us

We enter into interest rate swap agreements to manage interest rate risk and also to fulfill our obligations under the terms of our asset securitizations. Our interest rate swap agreements contain various events of default, including in certain cases an event of default that allows the counterparty to terminate transactions outstanding under the agreement following the occurrence of a cross default on certain of our other indebtedness. Certain of our interest rate swap agreements also contain an event of default that allows a counterparty to terminate transactions outstanding under the agreement if certain of our other indebtedness, as applicable, is accelerated. An event of default under certain of our interest rate swap agreements could also trigger a default under our secured debt facilities if such agreements are terminated early and would result in an aggregate amount due at such time in excess of $50 million. Some of our interest rate swap agreements are secured by first and second priority liens (subject to certain permitted liens) on substantially all of our non-securitized assets pari passu with the Term Loan Facility and, in certain cases, also the Revolving Credit Facility. The remaining interest rate swap agreements are secured by a first priority lien (subject to certain permitted liens) on our securitized assets pari passu with our securitized debt. Thus, if we violate the covenants in any of the interest rate swap agreements, it could have a material adverse effect on our business, financial condition and results of operations.

The lack of liquidity in our privately-held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments upon exiting the investment.

Risks Related to Our Investing and Financing Strategy

We have and may incur additional debt that could increase your investment risks

We and certain of our consolidated affiliates have borrowed money or issued debt securities, which give our lenders and the holder of our debt securities fixed dollar claims on our assets or the assets of such consolidated affiliates that are senior to the claims of our shareholders and, thus, our lenders have preference over our shareholders with respect to these assets. In particular, the assets that our consolidated affiliates have pledged to lenders under our asset securitizations were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are the property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our shareholders to the extent specifically permitted under the agreements governing those term debt notes. Additionally, we have granted a security interest in substantially all of our other assets to the lenders of our Term Loan Facility and Revolving Credit Facility which impose certain limitations on us.

The following table is designed to illustrate the effect on returns to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate of 6.1% for the year ended December 31, 2012, and assuming hypothetical annual returns on our portfolio of minus 15% to plus 15%. As illustrated below, leverage generally increases the return to shareholders when the portfolio return is positive and decreases the return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	(15%)	(10%)	(5%)	—%	5%	10%	15%
Corresponding Return to Shareholders(2)	(18.54%)	(12.72%)	(6.90%)	(1.08%)	4.74%	10.56%	16.38%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the “Corresponding Return to Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Shareholders.”

Although outstanding debt increases the potential for gain, it also increases the risk of loss of income or capital. This is the case, whether we are impacted by an increase or decrease in income or due to increases or decreases in asset values. Our ability to pay dividends is similarly impacted by outstanding debt.

We currently have a non-investment grade corporate credit rating and we could experience downgrades

As of December 31, 2012, our corporate credit rating was B2, B+ and B+ by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. Any rating below BBB or Baa2 is considered non-investment grade. A non-investment grade rating in general reduces a company's access to debt capital. If these credit ratings were to be downgraded, our ability to refinance or raise additional debt could be negatively impacted. Any of these occurrences could have a material effect on our business, financial condition and results of operations.

Our credit ratings may not reflect all risks of an investment in our debt securities

Our credit ratings are an assessment by major debt rating agencies of our ability to pay our obligations. Consequently, actual or expected changes in our credit ratings will likely affect the market value of our traded debt securities. Our credit ratings, however, may not fully or accurately reflect all of the credit and market risks associated with our outstanding debt securities.

We may not realize gains from our equity investments

We invest in equity assets with the goal to realize income and gains from the performance and disposition of these assets. Some or all of these equity assets may not produce income or gains; accordingly, we may not be able to realize income or gains from our equity assets.

Our portfolio companies may be highly leveraged with debt

The debt levels of our portfolio companies may have important adverse consequences to such companies and to us as an investor. Portfolio companies that are indebted may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A company's income and net worth will tend to increase or decrease at a greater rate than if the company did not capitalize itself in part with debt.

Investments in non-investment grade Structured Products may be illiquid, may have a higher risk of default, and may not produce current returns

Our investments in Structured Products securities are generally non-investment grade. Non-investment grade Structured Products bonds and preferred shares tend to be illiquid, have a higher risk of default and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with Structured Products may cause higher defaults or losses than expected on these bonds and preferred shares. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain.

Our assets include investments in Structured Products that are subordinate in right of payment to more senior securities

Our assets include subordinated CLO, CDO and CMBS securities, which are subordinated classes of securities in a structure of securities secured by a pool of loans. Accordingly, such securities are the first or among the first to bear the loss upon a restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal. Thus, there is generally only a nominal amount of equity or other debt securities junior to our positions, if any, issued in such structures. Additionally, the estimated fair values of our subordinated interests tend to be much more sensitive to changes in economic conditions than more senior securities.

The trading market or market value of our debt securities may fluctuate

Many factors may materially adversely affect the trading market for, and market value of, our debt securities including, but not limited to, the following:

•	future defaults under the securities;

•	our creditworthiness;

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest that are higher or lower than rates borne by the debt securities.

There may also be a limited number of buyers when an investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

We may issue preferred stock in the future to help finance our business, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings

Preferred stock, which is another form of leverage, has the same risks to our common shareholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common shareholders, and preferred shareholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

We have restrictions on the type of assets we can invest in as a BDC

As a BDC, we may not acquire any assets other than certain qualifying assets described in the 1940 Act, unless, at the time of and after giving effect to the acquisition, at least 70% of our total assets consist of such qualifying assets. Thus, in certain instances, we may be precluded from investing in potentially attractive investments that are not qualifying assets for purposes of the 1940 Act. In addition, there is a risk that this restriction could prevent us from making additional investments in our existing non-qualifying investments, which could cause our position to be diluted or limit the access to capital of our non-qualifying investments.

There are conflicts of interest with other funds that we manage

Through our wholly-owned portfolio company, American Capital Asset Management, we manage various funds that may compete with us for investments. Although we have policies in place to seek to mitigate the effects of conflicts of interest, these policies will not eliminate the conflicts of interest that our officers and employees and the officers and employees of our fund managers and affiliates will face in making investment decisions on behalf of American Capital or any other American Capital-sponsored investment vehicles. Further, we do not have any agreement or understanding with our funds that would give us any priority over them in opportunities to invest in overlapping investments. Accordingly, we may compete for access to investments with other funds that we manage.

Risks Related to Our Common Stock

We may not pay any cash dividends

We are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains beginning with our tax year ended September 30, 2011, and are not subject to the annual distribution requirements under Subchapter M of the Code. We have not paid a cash dividend during the last three fiscal years ended December 31, 2012 and there can be no assurance that we will pay any cash dividends in the future as we may retain our earnings to facilitate the growth of our business, to invest, to provide liquidity, to repurchase our shares or for other corporate purposes.

Future equity issuances may be on terms adverse to shareholder interests

We may issue equity capital at prices below our NAV per share with shareholder approval. As of the date of this filing, we do not have such authorization; however, we may seek such approval in the future or we may elect to conduct a rights offering, which would not require shareholder approval under the 1940 Act. If we issue any shares of common stock below our NAV per share, the interests of our existing shareholders may be diluted. Any such dilution could include a reduction in our NAV per share as a result of the issuance of shares at a price below the NAV per share and a decrease in a shareholder's interest in our earnings and assets and voting interest. As of December 31, 2012, the closing price of our common stock was below our NAV per share.

The following table is designed to illustrate the dilutive effect on NAV per share if we issue shares of common stock below our NAV per share. The table below reflects NAV per share diluted for the hypothetical issuance of 50,000,000 shares of common stock (about 16% of outstanding shares as of December 31, 2012), at hypothetical sales prices of 5%, 10%, 15%, 20%, 25% and 50% below the December 31, 2012 NAV of $17.84 per share.

Assumed Sales price per share below NAV per share(1)	(50%)	(25%)	(20%)	(15%)	(10%)	(5%)
Diluted NAV per share	$16.58	$17.20	$17.33	$17.46	$17.58	$17.71
% Dilution	(7.1%)	(3.5%)	(2.8%)	(2.1%)	(1.4%)	(0.7%)

(1)	The assumed sales price per share is assumed to be net of any applicable underwriting commissions or discounts.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our securities may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	defaulting on our debt covenants;

•
significant volatility in the market price and trading volume of securities of BDCs, financial service companies, asset managers or other companies in our sector, which is not necessarily related to the operating performance of particular companies;

•	changes in laws, regulatory policies, tax guidelines or financial accounting standards, particularly with respect to BDCs;

•	changes in our earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts and the market in general;

•	decreases in our NAV per share;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Our common stock may be difficult to resell

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Provisions of our Charter and Bylaws could deter takeover attempts

Our charter and bylaws and the Delaware General Corporation Law contain certain provisions that may have the effect of discouraging and delaying or making more difficult a change in control. For example, we are subject to Section 203 of the Delaware General Corporation Law, which prohibits business combinations with interested shareholders except in certain cases. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may also reduce any premiums paid to our shareholders for shares of our common stock that they own.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, including for our investment and lending activities, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time and acquisitions.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “ACAS”. As of June 1, 2013, we had 772 shareholders of record. Most of the shares of our common stock are held by brokers and other institutions on behalf of shareholders. We believe that there are approximately 116,800 additional beneficial holders of our common stock. During the years ended December 31, 2012 and 2011 we did not declare any dividends on our common stock.

The following table sets forth the range of high and low sales prices of our common stock as reported on The NASDAQ Global Select Market.

BID PRICE

	NAV Per Share(1)	High	Low	Discount of Low Sales Price to NAV Per Share	Discount of High Sales Price to NAV Per Share
2011
First Quarter	$11.97	$9.93	$7.65	(36.09)%	(17.04)%
Second Quarter	$13.16	$10.85	$8.60	(34.65)%	(17.55)%
Third Quarter	$11.92	$10.29	$6.75	(43.37)%	(13.67)%
Fourth Quarter	$13.87	$8.16	$5.98	(56.89)%	(41.17)%
2012
First Quarter	$15.71	$9.26	$6.86	(56.33)%	(41.06)%
Second Quarter	$16.62	$10.10	$8.16	(50.90)%	(39.23)%
Third Quarter	$17.39	$12.00	$9.50	(45.37)%	(30.99)%
Fourth Quarter	$17.84	$12.43	$11.12	(37.67)%	(30.33)%
2013
First Quarter	$19.04	$14.27	$12.19	(35.98)%	(25.05)%
Second Quarter	*	$15.20	$11.82	*	*
Third Quarter (through July 24, 2013)	*	$13.94	$12.58	*	*
 _____________________

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The NAVs per share shown are based on outstanding shares as of the end of each period presented.

*	Not determinable at the time of filing.

From the date of our IPO through December 31, 2008, our common stock traded above our NAV per share. Since December 31, 2008, our common stock has traded below NAV per share. In September 2011, our Board of Directors adopted a program that may provide for stock repurchases or dividend payments. Under this program, quarterly, we will consider setting an amount to be utilized for stock repurchases or dividends. Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to the NAV of our shares, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to the NAV of our shares. The stock repurchase and dividend program is expected to be in effect through December 31, 2013. Since its adoption through December 31, 2012, we repurchased a total of 52.4 million shares of our common stock in the open market for $495 million at an average price of $9.46 per share, which was accretive to our NAV per share by $1.09.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(in millions, except per share data)

Forward-Looking Statements

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have greater financial resources than us, reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately-held securities that require our good faith estimate of fair value, and a change in estimate could affect our NAV; (iv) our investments in securities of privately-held companies may be illiquid, which could affect our ability to realize the investment; (v) our portfolio companies could default on their loans or provide no returns on our investments, which could affect our operating results; (vi) we use external financing to fund our business, which may not always be available; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and NOI; (xi) we cannot incur additional indebtedness unless immediately after a debt issuance we maintain an asset coverage of at least 200%, or equal to or greater than our asset coverage prior to such issuance, which may affect returns to our shareholder; (xii) our common stock price may be volatile; and (xiii) general business and economic conditions and other risk factors described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

American Capital Investing Activity

We primarily invest in senior debt, mezzanine debt and equity of middle market companies, which we generally consider to be companies with revenue between $10 million and $750 million. We primarily invest in American Capital One Stop Buyouts® or Sponsor Finance Investments and provide capital directly to early stage and mature private and small public companies. Currently, we will invest up to $500 million in a single middle market company in North America. We also invest in funds that we manage and Structured Products.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings to our portfolio companies fund (i) strategic acquisitions by a portfolio company of either a complete business or specific lines of a business that are related to the portfolio company's business, (ii) recapitalization of a portfolio company to raise financing on better terms, buyout one or several owners or to pay a dividend, (iii) growth of the portfolio company such as product development or plant expansions, or (iv) working capital for a portfolio company, sometimes in distressed situations, that needs capital to fund operating costs, debt service or growth in receivables or inventory.

The total fair value of our investment portfolio was $5.3 billion, $5.1 billion and $5.5 billion as of December 31, 2012, 2011 and 2010, respectively. Our new investments totaled $719 million, $317 million and $234 million during the years ended December 31, 2012, 2011 and 2010, respectively. The amounts of our new investments include both funded commitments and unfunded commitments as of the investment date.

The type and aggregate dollar amount of new investments were as follows (in millions):

	2012	2011	2010
American Capital One Stop Buyouts®	$301	$1	$—
Sponsor Finance Investments	109	25	—
Investments in managed funds	50	137	75
Direct and other investments	—	15	35
Structured Products	9	—	—
Add-on investment in American Capital Asset Management	116	11	—
Add-on financing for growth and working capital	22	4	2
Add-on financing for acquisitions	19	58	22
Add-on financing for working capital in distressed situations	22	35	38
Add-on financing for recapitalizations, not including distressed investments	71	27	5
Add-on financing for purchase of debt of a portfolio company	—	4	57
Total	$719	$317	$234

The amounts of our new investments include both funded commitments and unfunded commitments as of the investment date.

We received cash proceeds from realizations and repayments of portfolio investments as follows (in millions):

	2012	2011	2010
Principal prepayments	$938	$510	$874
Sale of equity investments	274	394	266
Payment of accrued PIK notes and dividend and accreted original issue discounts	242	108	77
Loan syndications and sales	3	16	40
Scheduled principal amortization	41	38	36
Total	$1,498	$1,066	$1,293

RESULTS OF OPERATIONS
The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of the following three primary elements:

•
The first element is “NOI,” which is primarily the interest, dividends, prepayment fees, finance and transaction fees and portfolio company management fees earned from investing in debt and equity securities and the fees we earn from fund asset management, less our operating expenses and provision for income taxes.

•
The second element is “Net realized gain (loss),” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic interest settlements and termination receipts or payments on derivatives, foreign currency transaction gains or losses and taxes on realized gains or losses.

•
The third element is “Net unrealized appreciation (depreciation),” which is the net change in the estimated fair value of our portfolio investments and of our interest rate derivatives at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate, and taxes on unrealized gains or losses. In addition, our net unrealized depreciation includes the foreign currency translation from converting the cost basis of our assets and liabilities denominated in a foreign currency to the US dollar.

The consolidated operating results were as follows (in millions):

	2012	2011	2010
Operating revenue	$646	$591	$600
Operating expenses	263	288	396
NOI before income taxes	383	303	204
Tax benefit	14	145	—
NOI	397	448	204
Loss on extinguishment of debt, net of tax	(3)	—	—
Net realized loss	(270)	(310)	(576)
Net realized earnings (loss)	124	138	(372)
Net unrealized appreciation	1,012	836	1,370
Net earnings	$1,136	$974	$998

Fiscal Year 2012 Compared to Fiscal Year 2011

Operating Revenue

We derive the majority of our operating revenue by investing in senior and mezzanine debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We also derive operating revenue from investing in Structured Products and in our wholly-owned asset manager, American Capital Asset Management. Operating revenue consisted of the following (in millions):

	2012	2011
Interest income on debt investments	$274	$350
Interest income on Structured Products investments	67	56
Dividend income on private finance portfolio investments	161	106
Dividend income from American Capital Asset Management	83	30
Interest income on bank deposits	1	1
Interest and dividend income	586	543
Portfolio company advisory and administrative fees	16	14
Advisory and administrative services - American Capital Asset Management	20	20
Other fees	24	14
Fee income	60	48
Total operating revenue	$646	$591

Interest and Dividend Income

The following table summarizes selected data for our debt, Structured Products and equity investments outstanding, at cost (dollars in millions):

	2012	2011
Debt investments at cost(1)	$2,302	$3,198
Average non-accrual debt investments at cost(2)	$361	$574
Effective interest rate on debt investments	11.9%	11.0%
Effective interest rate on debt investments, excluding non-accrual prior period adjustments	11.7%	10.9%
Structured Products investments at cost(1)	$414	$547
Effective interest rate on Structured Products investments	16.2%	10.3%
Debt and Structured Products investments at cost(1)	$2,716	$3,745
Effective interest rate on debt and Structured Products investments	12.6%	10.9%
Average daily one-month LIBOR	0.2%	0.2%
Equity investments - private finance portfolio at cost(1)(3)	$2,124	$2,228
Effective dividend yield on equity investments - private finance portfolio(3)	7.6%	4.7%
Effective dividend yield on equity investments - private finance portfolio, excluding non-accrual prior period adjustments(3)	5.8%	3.1%
Debt, Structured Products and equity investments at cost(1)(3)	$4,840	$5,973
Effective yield on debt, Structured Products and equity investments(3)	10.4%	8.6%
Effective yield on debt, Structured Products and equity investments, excluding non-accrual prior period adjustments(3)	9.5%	7.9%
 ——————————

(1)	Monthly weighted average of investments at cost.

(2)	Quarterly average of investments at cost.

(3)	Excludes our equity investment in American Capital Asset Management and European Capital.

Debt Investments

Interest income on debt investments decreased by $76 million, or 22%, for the year ended December 31, 2012 over the comparable period in 2011, primarily due to a decrease in our monthly weighted average debt investments outstanding. Our weighted average debt investments outstanding decreased by $896 million for the year ended December 31, 2012 over the comparable period in 2011 primarily as a result of the repayment or sale of debt investments. In addition, the average non-accrual debt investments outstanding decreased from $574 million during 2011 to $361 million during 2012. As a result of these factors, the effective interest rate on debt investments at cost increased 90 basis points from 11.0% in 2011 to 11.9% in 2012.

When a debt investment is placed on non-accrual, we may record reserves on uncollected PIK interest income recorded in prior periods as a reduction of interest income in the current period. Conversely, when a debt investment is removed from non-accrual, we may record interest income in the current period on prior period uncollected PIK interest income which was reserved in prior periods. For the years ended December 31, 2012 and 2011, we recorded additional interest income on uncollected PIK interest income recorded in prior periods of $6 million and $2 million, respectively, as a result of debt investments being removed from non-accrual.

Structured Products

Interest income on Structured Products investments increased by $11 million, or 20%, for the year ended December 31, 2012, respectively, over the comparable period in 2011 primarily due to increases in projected cash flows on our CLO investments. Our weighted average Structured Products investments outstanding decreased for the year ended December 31, 2012 over the comparable period in 2011 primarily as a result of the write-off of non-performing CMBS investments. See Note 2-Interest and Dividend Income Recognition policy to our consolidated financial statements in this prospectus for a description of how projected cash flows affect revenue recognition on our Structured Products investments.

Equity Investments - Private Finance Portfolio

Dividend income on private finance portfolio investments increased by $55 million, or 52%, for the year ended December 31, 2012 over the comparable period in 2011 primarily due to both an improvement in preferred equity investments that were previously non-accruing and an increase in non-recurring dividends on equity investments. As a result, the monthly weighted average effective dividend yield on equity investments was 7.6% for the year ended December 31, 2012, a 290 basis point increase over the comparable period in 2011.

When a preferred equity investment is placed on non-accrual, we may record net reserves on uncollected accrued dividend income recorded in prior periods as a reduction of dividend income in the current period. Conversely, when a preferred equity investment is removed from non-accrual, we may record dividend income in the current period for prior period uncollected accrued dividend income which was reserved in prior periods. For the year ended December 31, 2012, we recorded additional dividend income for the reversal of reserves of accrued dividend income attributable to prior periods from private finance preferred stock investments of $37 million, which had an approximate 180 basis point impact on the effective dividend yield on equity investments. For the year ended December 31, 2011, we recorded additional dividend income for the reversal of reserves of accrued dividend income attributable to prior periods from private finance preferred stock investments of $36 million, which had an approximate 160 basis point impact on the effective dividend yield on equity investments.

For the year ended December 31, 2012, we recorded $36 million of dividend income for non-recurring dividends on equity investments compared to $7 million in 2011.

Equity Investments - American Capital Asset Management

Dividend income from American Capital Asset Management increased by $53 million, or 177%, for the year ended December 31, 2012 over the comparable period in 2011 primarily due to an increase in net income of American Capital Asset Management, which was primarily generated from an increase in fees earned for the management of AGNC and MTGE, both of which experienced significant growth in their equity capital as a result of follow-on equity offerings. For the years ended December 31, 2012 and 2011, we received an additional $9 million and $11 million, respectively, of dividends from American Capital Asset Management that was recorded as a reduction to our cost basis.

Fee Income

Portfolio Company Advisory and Administrative Fees

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company's management and board of directors, including participating on the company's board of directors. Our portfolio company advisory and administrative fees for the years ended December 31, 2012 and 2011 were $16 million and $14 million, respectively.

Advisory and Administrative Services - American Capital Asset Management

We have entered into service agreements with American Capital Asset Management to provide additional asset management service support so that American Capital Asset Management can fulfill its responsibilities under its management agreements. The fees generated from these service agreements for the years ended December 31, 2012 and 2011 were $20 million and $20 million, respectively.

Other Fees

Other fees are primarily composed of transaction fees for structuring, financing and executing middle market portfolio transactions, which may not be recurring in nature. Other fees increased by $10 million, or 71%, for the year ended December 31, 2012 over the comparable period in 2011, primarily due to transaction structuring fees generated from the increased volume of American Capital One Stop Buyouts® investments in 2012.

Operating Expenses

Operating expenses decreased $25 million, or 9%, for the year ended December 31, 2012, respectively, over the comparable period in 2011. Operating expenses consisted of the following (in millions):

	2012	2011
Interest	$59	$90
Salaries, benefits and stock-based compensation	148	143
General and administrative	56	55
Total operating expenses	$263	$288

Interest

Interest expense for the year ended December 31, 2012 decreased $31 million, or 34%, over the comparable period in 2011. The decrease in interest expense was primarily attributable to a decrease in the weighted average borrowings outstanding for the year ended December 31, 2012 over the comparable period in 2011 as well as a decrease in the amortization of deferred financing costs primarily as a result of unscheduled payments on our secured borrowings during 2011.

The components of interest expense, cash paid for interest expense, average interest rates and average outstanding balances for our borrowings are as follows (dollars in millions):

	2012	2011
Asset Securitizations:
Cash interest expense	$5	$8
Amortization of deferred financing costs	3	3
Total interest expense	$8	$11

Weighted average interest rate, including amortization of deferred financing costs	2.0%	1.3%
Weighted average interest rate, excluding amortization of deferred financing costs	1.3%	0.9%
Weighted average balance outstanding	$371	$915

Public and Private Borrowings:
Cash interest expense	$43	$59
Amortization of deferred financing costs	8	20
Total interest expense	$51	$79

Weighted average interest rate, including amortization of deferred financing costs	8.7%	10.6%
Weighted average interest rate, excluding amortization of deferred financing costs	7.3%	7.9%
Weighted average balance outstanding	$589	$747

Total Borrowings:
Cash interest expense	$48	$67
Amortization of deferred financing costs	11	23
Total interest expense	$59	$90

Weighted average interest rate, including amortization of deferred financing costs	6.1%	5.5%
Weighted average interest rate, excluding amortization of deferred financing costs	5.0%	4.1%
Weighted average balance outstanding	$960	$1,662

Amortization of deferred financing costs on our public and private borrowings for the year ended December 31, 2012 decreased $12 million from the comparable period in 2011 primarily due to the acceleration of the amortization of deferred financing costs resulting from additional unscheduled principal paydowns on our secured debt in 2011.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following (in millions):

	2012	2011
Base salaries	$55	$53
Incentive compensation	40	35
Benefits	11	10
Stock-based compensation	42	45
Total salaries, benefits and stock-based compensation	$148	$143

Salaries, benefits and stock-based compensation for the year ended December 31, 2012 increased $5 million, or 3%, from the comparable period in 2011 primarily due to an increase in base salaries for non-executive officers and incentive compensation partially offset by a reduction in stock-based compensation. As of December 31, 2012, we had 256 total employees compared to 249 total employees as of December 31, 2011.

In 2012, we granted 8.8 million stock options with a weighted average fair value of $4.97 per option, or $44 million, and in 2011, we granted 23.6 million stock options with a weighted average fair value of $3.05 per option, or $72 million. For a further discussion on stock-based compensation, see Note 5 and Note 6 to our consolidated financial statements in this prospectus.

Tax (Provision) Benefit

Our tax (provision) benefit consisted of the following (in millions):

	2012	2011
Tax benefit - net operating income	$14	$145
Tax benefit - net realized loss	87	75
Tax benefit - loss on extinguishment of debt	2	—
Tax (provision) benefit - net unrealized appreciation	(82)	208
Total tax benefit	$21	$428

During our tax year ended September 30, 2011, we became subject to taxation as a corporation under Subchapter C of the Code. During 2011, we reversed part of our valuation allowance totaling $428 million, which is recorded in our consolidated statements of operations for the year ended December 31, 2011 as $145 million in net operating income, $75 million in total net realized loss and $208 million in total net unrealized appreciation. See Note 11 to our consolidated financial statements in this prospectus for a further discussion of deferred taxes.

Net Realized Gain (Loss)

Our net realized gain (loss) consisted of the following individual portfolio company realized gains (losses) greater than $15 million (in millions):

	2012	2011
VP Acquisition Holdings, Inc.	$—	$93
CIBT Travel Solutions, LLC	12	43
Other, net	54	22
Total gross realized portfolio gain	66	158

FPI Holding Corporation	(81)	—
Small Smiles Holding Company, LLC	(66)	(19)
Halex Holdings Inc.	(27)	—
FreeConference.com, Inc.	(24)	—
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	(23)	(12)
Contec, LLC	(17)	(117)
Orchard Brands Corporation	—	(174)
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	—	(47)
Citigroup Commercial Mortgage Securities Trust 2007-C6	—	(30)
GE Commercial Mortgage Corporation, Series 2007-C1	—	(18)
NECCO Holdings, Inc.	—	(18)
European Touch, LTD. II	—	(18)
Other, net	(99)	(40)
Total gross realized portfolio loss	(337)	(493)
Total net realized portfolio loss	(271)	(335)
Tax benefit	87	75
Interest rate derivative periodic interest payments, net	(25)	(45)
Interest rate derivative termination payments	(62)	(5)
Foreign currency transactions	1	—
Total net realized loss	$(270)	$(310)

The following are summary descriptions of portfolio company realized gains or losses greater than $30 million.

During 2012, due to declining performance, we wrote off all of our equity investments and mezzanine debt investments in FPI Holding Corporation and realized a loss of $81 million, which was offset by a reversal of unrealized depreciation of $81 million.

During 2012, a U.S. Bankruptcy Court issued an order authorizing the sale of substantially all of the assets of Small Smiles Holding Company, LLC (“Small Smiles”). The fair value of the consideration we received was zero. Accordingly, in the second quarter of 2012, we wrote off all of our equity investment and our senior debt investment in Small Smiles and realized a loss of $66 million, which was offset by a reversal of unrealized depreciation of $66 million.

During 2011, we sold all of our equity investments and received full repayment of our debt investments in VP Acquisition Holdings, Inc. for $138 million in total proceeds, realizing a gain of $93 million partially offset by a reversal of unrealized appreciation of $60 million.

During 2011, we sold substantially all of our equity investments and received full repayment of our debt investments in CIBT Travel Solutions, LLC and its subsidiaries for $229 million in total cash proceeds, realizing a gain of $43 million fully offset by a reversal of unrealized appreciation of $45 million. During 2012, we received additional proceeds from the original sale that were placed in escrow realizing an additional gain of $12 million. We also expect to receive $1 million of additional cash proceeds from CIBT Travel Solutions, LLC that remain held in a sale escrow as of December 31, 2012.

During 2011, we wrote off a portion of our unsecured mezzanine debt investment in Contec, LLC. We did not receive any proceeds, realizing a loss of $117 million fully offset by a reversal of unrealized depreciation.

During 2011, Appleseed's Intermediate Holdings, LLC, a wholly-owned operating subsidiary of Orchard Brands Corporation, emerged from bankruptcy after voluntarily filing for bankruptcy protection under Chapter 11 of the US Bankruptcy Code. Based on the reorganization plan, our existing senior first lien notes and senior second lien term A notes were exchanged for new senior first lien notes, junior term notes and common equity of Orchard Brands Corporation and our remaining senior second lien term notes were canceled. As a result, we recognized a realized loss of $174 million partially offset by a reversal of unrealized depreciation of $173 million.

During 2011, we wrote off $47 million of non-investment grade CMBS bonds in J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11. We did not receive any proceeds, realizing a loss of $47 million fully offset by a reversal of unrealized depreciation.

We have entered into interest rate swap agreements in which we pay a fixed rate and receive a floating rate based on LIBOR. The net interest payments or receipts are recorded as a realized gain (loss) on the interest settlement dates. For the year ended December 31, 2012, we made $62 million in early termination payments to terminate certain interest rate swap agreements, which were partially offset by a reversal of unrealized depreciation of $55 million. For the years ended December 31, 2012 and 2011, we recorded a realized loss of $25 million and $45 million, respectively, for net interest rate derivative periodic interest payments due to the significant decline in LIBOR as compared to LIBOR at the date of the origination of the interest rate swap agreements.

Net Unrealized Appreciation (Depreciation)

The following table itemizes the change in net unrealized appreciation (depreciation) (in millions):

	2012	2011
Gross unrealized appreciation of private finance portfolio investments	$412	$403
Gross unrealized depreciation of private finance portfolio investments	(218)	(428)
Net unrealized appreciation (depreciation) of private finance portfolio investments	194	(25)
Net unrealized appreciation (depreciation) of European Capital investment	146	(34)
Net unrealized (depreciation) appreciation of European Capital foreign currency translation	(19)	3
Net unrealized appreciation of American Capital Asset Management	329	280
Net unrealized appreciation (depreciation) of American Capital Mortgage Investment Corp.	12	(5)
Net unrealized appreciation of Structured Products investments	47	52
Reversal of prior period net unrealized depreciation upon realization	296	375
Net unrealized appreciation of portfolio investments	1,005	646
Foreign currency translation - European Capital	26	(29)
Foreign currency translation - other	1	(2)
Derivative agreements	7	8
Reversal of prior period net unrealized depreciation upon realization of terminated swaps	55	5
Tax (provision) benefit	(82)	208
Net unrealized appreciation	$1,012	$836

Private Finance Portfolio

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies with a cost basis of $3,932 million and fair value of $3,381 million as of December 31, 2012. There is generally no publicly available information about these companies and an active primary or secondary market for the trading of these privately issued loans and securities generally does not exist. Our investments have been historically exited through normal repayment or a change in control transaction such as a sale or recapitalization of the portfolio company.

For the year ended December 31, 2012, the $194 million of net unrealized appreciation on our private finance portfolio investments was driven primarily by improved company performance, multiple expansion of comparable companies and narrowing investment spreads. For the year ended December 31, 2012, our private finance portfolio of American Capital One Stop Buyouts® experienced $97 million of net unrealized appreciation while our private finance portfolio of Sponsor Finance Investments, direct and other investments experienced $97 million of net unrealized appreciation.

For the year ended December 31, 2011, the $25 million of net unrealized depreciation on our private finance portfolio investments was driven primarily by specific company performance. For the year ended December 31, 2011, our private finance portfolio of American Capital One Stop Buyouts® experienced $97 million of net unrealized appreciation while our private finance portfolio of Sponsor Finance Investments, direct and other investments experienced $122 million of net unrealized depreciation.

European Capital

As of December 31, 2012, our investment in European Capital consisted of an equity investment with a cost basis and fair value of $1,267 million and $700 million, respectively, and a debt investment with a cost basis and fair value of $109 million. For the year ended December 31, 2012, we recognized net unrealized appreciation of $127 million on our investment in European Capital comprised of $146 million unrealized appreciation on our investment and $19 million of unrealized depreciation from foreign currency translation of the cumulative unrealized depreciation of European Capital. For the year ended December 31, 2011, we recognized net unrealized depreciation of $31 million on our investment in European Capital comprised of $34 million unrealized depreciation on our investment and $3 million of unrealized appreciation from foreign currency translation of the cumulative unrealized depreciation of European Capital. As of December 31, 2011, our investment in European Capital consisted of an equity investment with a cost basis and fair value of $1,267 million and $547 million, respectively, and a debt investment with a cost basis and fair value of $73 million.

For foreign currency denominated investments recorded at fair value, such as European Capital, the net unrealized appreciation or depreciation from foreign currency translation on the accompanying consolidated statements of operations represents the economic impact of translating the cost basis of the investment from a foreign currency, such as the Euro, to the U.S. dollar. However, the economic impact of translating the cumulative unrealized appreciation or depreciation from a foreign currency to the U.S. dollar is not recorded as net unrealized depreciation or appreciation from foreign currency translation but rather is included as net unrealized appreciation or depreciation of portfolio company investments on the accompanying consolidated statements of operations. For the year ended December 31, 2012, we recorded unrealized appreciation of $26 million for foreign currency translation on the cost basis in our investment in European Capital (included in our total unrealized appreciation of $27 million for foreign currency translation for the year ended December 31, 2012). For the year ended December 31, 2011, we recorded unrealized depreciation of $29 million for foreign currency translation on the cost basis in our investment in European Capital (included in our total unrealized depreciation of $31 million for foreign currency translation for the year ended December 31, 2011).

European Capital, a wholly-owned portfolio company of American Capital, is an investment fund that invests in One Stop Buyouts®, Sponsor Finance Investments and provides capital directly to early stage and mature private and small public companies primarily in Europe. It primarily invests in senior and mezzanine debt and equity. European Capital's underlying portfolio investments are recorded at fair value determined in accordance with ASC 820. In determining the fair value of our investment in European Capital, we concluded that our investment should be less than the NAV of European Capital due to comparable public traded funds which were trading at a discount to NAV on the measurement date and the risks associated with our ability to realize the full fair value of European Capital's underlying assets for several reasons, including a public to private liquidity discount and the ability to demonstrate an implied market return on equity required by market participants for a measurable period of time, which indicate fair values at a discount to the NAV.

During the year ended December 31, 2012, the unrealized appreciation on our investment of $146 million, excluding unrealized appreciation (depreciation) on foreign currency translation, was due primarily to an increase in the NAV of European Capital and a decrease to the discount applied to NAV. During the year ended December 31, 2011, the unrealized depreciation on our investment of $34 million, excluding unrealized appreciation (depreciation) on foreign currency translation, was due primarily to a decrease in the NAV of European Capital and an increase to the discount applied to NAV.

The following is a summary composition of European Capital's NAV at fair value and our equity investment's implied discount to European Capital's NAV at fair value (€ and $ in millions) as of December 31, 2012 and 2011:

	2012	2011
Debt investments at fair value	€786	€712
Equity investments at fair value	341	262
Other assets and liabilities, net	20	92
Third-party secured debt at cost	(250)	(271)
Third-party unsecured debt at cost	(109)	(111)
American Capital unsecured debt at cost	(83)	(57)
NAV (Euros)	€705	€627
Exchange rate	1.32	1.30
NAV (US dollars)	$931	$815
Fair value of American Capital equity investment	$700	$547
Implied discount to NAV	24.8%	32.9%

American Capital Asset Management

American Capital Asset Management manages the following funds through various subsidiaries: European Capital, AGNC, MTGE, ACE I, ACE II, ACAS CLO 2007-1 and ACAS CLO 2012-1. American Capital Asset Management had a cost basis of $149 million and fair value of $828 million as of December 31, 2012. During the years ended December 31, 2012 and 2011, we recognized $329 million and $280 million of unrealized appreciation on our investment in American Capital Asset Management, respectively.

The unrealized appreciation on our investment in American Capital Asset Management for the years ended December 31, 2012 and 2011 was primarily due to increases in the historical and projected management fees for managing AGNC and MTGE due to significant growth in the equity capital of each company. During the year ended December 31, 2012, AGNC and MTGE raised $3.8 billion and $580 million of equity capital, respectively. During the year ended December 31, 2011, AGNC and MTGE raised $4.4 billion and $199 million of equity capital, respectively.

Structured Products Investments

American Capital has investments in Structured Products such as investment and non-investment grade tranches of CLO, CDO and CMBS securities with a cost basis of $385 million and fair value of $247 million as of December 31, 2012. During the year ended December 31, 2012, we recorded $47 million of net unrealized appreciation on our Structured Products investments. Our investments in CLO and CDO portfolios of commercial loans experienced $45 million of net unrealized appreciation during the year ended December 31, 2012, due primarily to a narrowing of investment spreads, higher broker quotes and improved projected cash flows. Our CMBS portfolio experienced $2 million of net unrealized appreciation during the year ended December 31, 2012.

During the year ended December 31, 2011, we recorded $52 million of net unrealized appreciation on our Structured Products investments. Our investments in CLO and CDO portfolios of commercial loans experienced $41 million of net unrealized appreciation during the year ended December 31, 2011, due primarily to a narrowing of investment spreads, higher broker quotes and improved projected cash flows. Our CMBS portfolio experienced $11 million of net unrealized appreciation during the year ended December 31, 2011.

Derivative Agreements

During the years ended December 31, 2012 and 2011, we recorded $7 million and $8 million, respectively, of net unrealized appreciation from derivative agreements. During the year ended December 31, 2012, cash termination payments totaling $62 million were made to settle terminated interest rate swap agreements, partially offset by a reversal of unrealized depreciation of $55 million. The fair value of the net liability for our derivative agreements as of December 31, 2012 was $27 million, which included a $3 million net reduction related to the incorporation of an adjustment for nonperformance risk of us and our counterparties. The fair value of the net liability for our derivative agreements as of December 31, 2011 was $89 million, which included a $17 million net reduction related to the incorporation of an adjustment for nonperformance risk of us and our counterparties.

For interest rate swap agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including an evaluation of our credit risk and our counterparty's credit risk. A negative fair value would represent an amount we would have to pay a third-party and a positive fair value would represent an amount we would receive from a third-party to assume our obligation under an interest rate swap agreement. The derivative agreements generally appreciate or depreciate primarily based on relative market interest rates and their remaining term to maturity as well as changes in our and our counterparty's credit risk.

Fiscal Year 2011 Compared to Fiscal Year 2010

Operating Revenue

We derive the majority of our operating revenue by investing in senior and mezzanine debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We also derive operating revenue from investing in Structured Products and in our wholly-owned asset manager, American Capital Asset Management. Operating revenue consisted of the following (in millions):

	2011	2010
Interest income on debt investments	$350	$434
Interest income on Structured Products investments	56	52
Dividend income on private finance portfolio investments	106	58
Dividend income from American Capital Asset Management	30	—
Interest income on bank deposits	1	2
Interest and dividend income	543	546
Portfolio company advisory and administrative fees	14	18
Advisory and administrative services - American Capital Asset Management	20	16
Other fees	14	20
Fee income	48	54
Total operating revenue	$591	$600

Interest and Dividend Income

The following table summarizes selected data for our debt, Structured Products and equity investments outstanding, at cost (dollars in millions):

	2011	2010
Debt investments at cost(1)	$3,198	$4,137
Average non-accrual debt investments at cost(2)	$574	$723
Effective interest rate on debt investments	11.0%	10.5%
Effective interest rate on debt investments, excluding non-accrual prior period adjustments	10.9%	10.6%
Structured Products investments at cost(1)(3)	$547	$749
Effective interest rate on Structured Products investments(3)	10.3%	6.9%
Debt and Structured Products investments at cost(1)(3)	$3,745	$4,886
Effective interest rate on debt and Structured Products investments(3)	10.9%	9.9%
Average daily one-month LIBOR	0.2%	0.3%
Equity investments - private finance portfolio at cost(1)(3)	$2,228	$2,313
Effective dividend yield on equity investments - private finance portfolio(3)	4.7%	2.5%
Effective dividend yield on equity investments - private finance portfolio, excluding non-accrual prior period adjustments(3)	3.1%	3.0%
Debt, Structured Products and equity investments at cost(1)(3)	$5,973	$7,199
Effective yield on debt, Structured Products and equity investments(3)	8.6%	7.6%
Effective yield on debt, Structured Products and equity investments, excluding non-accrual prior period adjustments(3)	7.9%	7.8%
 ——————————

(1)	Monthly weighted average of investments at cost.

(2)	Quarterly average of investments at cost.

(3)	Excludes our equity investment in American Capital Asset Management and European Capital.

Debt Investments

Interest income on debt investments decreased by $84 million, or 19%, for the year ended December 31, 2011 over the comparable period in 2010, primarily due to a decrease in our monthly weighted average debt investments outstanding. Our weighted average debt investments outstanding decreased by $0.9 billion for the year ended December 31, 2011 over the comparable period in 2010 primarily as a result of the repayment or sale of debt investments or write-off of non-performing debt investments.

When a debt investment is placed on non-accrual, we may record reserves on uncollected PIK interest income recorded in prior periods as a reduction of interest income in the current period. Conversely, when a debt investment is removed from non-accrual, we may record interest income in the current period on prior period uncollected PIK interest income which was reserved in prior periods. For the year ended December 31, 2011, we recorded additional interest income on uncollected PIK interest income recorded in prior periods of $2 million as a result of debt investments being removed from non-accrual. For the year ended December 31, 2010, we recorded net reserves on uncollected PIK interest income recorded in prior periods of $7 million as a result of debt investments being placed on non-accrual.

Structured Products

Interest income on Structured Products investments increased by $4 million, or 8%, for the year ended December 31, 2011, respectively, over the comparable period in 2010 primarily due to an increase in interest income recognized on our CLO investments due to increases in projected cash flows. Our weighted average Structured Products investments outstanding decreased for the year ended December 31, 2011 over the comparable period in 2010 primarily as a result of the write-off of non-performing CMBS investments. See Note 2-Interest and Dividend Income Recognition policy to our consolidated financial statements in this prospectus for a description of how projected cash flows affect revenue recognition on our Structured Products investments.

Equity Investments - Private Finance Portfolio

Dividend income on private finance portfolio investments increased by $48 million, or 83%, for the year ended December 31, 2011 over the comparable period in 2010 primarily due to the recognition of prior period dividend income for private finance preferred stock investments removed from non-accrual during the year ended December 31, 2011, as well as the recording of reserves on uncollected accrued dividend income recorded in prior periods from private finance preferred stock investments during the year ended December 31, 2010. As a result, the monthly weighted average effective dividend yield on equity investments was 4.7% for the year ended December 31, 2011, a 220 basis point increase over the comparable period in 2010.

When a preferred equity investment is placed on non-accrual, we may record net reserves on uncollected accrued dividend income recorded in prior periods as a reduction of dividend income in the current period. Conversely, when a preferred equity investment is removed from non-accrual, we may record dividend income in the current period for prior period uncollected accrued dividend income which was reserved in prior periods. For the year ended December 31, 2011, we recorded additional dividend income for the reversal of reserves of accrued dividend income attributable to prior periods from private finance preferred stock investments of $36 million, which had an approximate 160 basis point impact on the effective dividend yield on equity investments. For the year ended December 31, 2010, we recorded reserves on uncollected accrued dividend income recorded in prior periods from private finance preferred stock investments of $11 million, which had an approximate 50 basis point impact on the effective dividend yield on equity investments.

Equity Investments - American Capital Asset Management

Dividend income from American Capital Asset Management was $30 million and $0 million for the years ended December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, we received an additional $11 million and $17 million, respectively, of dividends from American Capital Asset Management that was recorded as a reduction to our cost basis. The increase in dividends received in 2011 was primarily due to an increase in net income primarily generated from management fees earned for the management of AGNC, which experienced significant growth in their equity capital as a result of follow-on equity offerings.

Fee Income

Portfolio Company Advisory and Administrative Fees

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company's management and board of directors, including participating on the company's board of directors. Our portfolio company advisory and administrative fees for the years ended December 31, 2011 and 2010 were $14 million and $18 million, respectively.

Advisory and Administrative Services - American Capital Asset Management

We have entered into service agreements with American Capital Asset Management to provide additional asset management service support so that American Capital Asset Management can fulfill its responsibilities under its management agreements. The fees generated from these service agreements for the years ended December 31, 2011 and 2010 were $20 million and $16 million, respectively.

Other Fees

Other fees are primarily composed of transaction fees for structuring, financing and executing middle market portfolio transactions, which may not be recurring in nature. These fees amounted to $14 million and $20 million for the years ended December 31, 2011 and 2010, respectively.

Operating Expenses

Operating expenses decreased $108 million, or 27%, for the year ended December 31, 2011, respectively, over the comparable period in 2010. Operating expenses consisted of the following (in millions):

	2011	2010
Interest	$90	$177
Salaries, benefits and stock-based compensation	143	134
General and administrative	55	64
Debt refinancing costs	—	21
Total operating expenses	$288	$396

Interest

Interest expense for the year ended December 31, 2011 decreased $87 million, or 49%, over the comparable period in 2010. The decrease in interest expense was primarily attributable to a decrease in the weighted average borrowings outstanding for the year ended December 31, 2011 over the comparable period in 2010 partially offset by a $12 million increase in the amortization of deferred financing costs primarily as a result of unscheduled payments on our outstanding secured borrowings during 2011.

The components of interest expense, cash paid for interest expense, average interest rates and average outstanding balances for our borrowings are as follows (dollars in millions):

	2011	2010
Asset Securitizations:
Cash interest expense	$8	$12
Amortization of deferred financing costs	3	4
Total interest expense	$11	$16

Weighted average interest rate, including amortization of deferred financing costs	1.3%	1.0%
Weighted average interest rate, excluding amortization of deferred financing costs	0.9%	0.8%
Weighted average balance outstanding	$915	$1,537

Public and Private Borrowings:
Cash interest expense	$59	$154
Amortization of deferred financing costs	20	7
Total interest expense	$79	$161

Weighted average interest rate, including amortization of deferred financing costs	10.6%	9.3%
Weighted average interest rate, excluding amortization of deferred financing costs	7.9%	8.9%
Weighted average balance outstanding	$747	$1,738

Total Borrowings:
Cash interest expense	$67	$166
Amortization of deferred financing costs	23	11
Total interest expense	$90	$177

Weighted average interest rate, including amortization of deferred financing costs	5.5%	5.4%
Weighted average interest rate, excluding amortization of deferred financing costs	4.1%	5.1%
Weighted average balance outstanding	$1,662	$3,275

Amortization of deferred financing costs on our public and private borrowings for the year ended December 31, 2011 increased $13 million from the comparable period in 2010 primarily due to the acceleration of the amortization of deferred financing costs resulting from additional principal paydowns on our secured debt in 2011.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following (in millions):

	2011	2010
Base salaries	$53	$56
Incentive compensation	35	26
Benefits	10	10
Stock-based compensation	45	42
Total salaries, benefits and stock-based compensation	$143	$134

Salaries, benefits and stock-based compensation for the year ended December 31, 2011 increased $9 million, or 7%, from the comparable period in 2010 primarily due to an increase in stock-based and incentive compensation. As of December 31, 2011, we had 249 total employees compared to 242 total employees as of December 31, 2010.

In 2011, we granted 23.6 million stock options with a weighted average fair value of $3.05 per option, or $72 million, and in 2010, we granted 17.7 million stock options with a weighted average fair value of $2.07 per option, or $37 million. For a further discussion on stock-based compensation, see Note 5 and Note 6 to our consolidated financial statements in this prospectus.

General and Administrative

General and administrative expenses decreased by $9 million, or 14%, for the year ended December 31, 2011, respectively, over the comparable period in 2010 primarily due to a reduction in legal and public reporting costs and $6 million of restructuring charges during the year ended December 31, 2010 related to excess facilities from office closures.

Debt Refinancing Costs

During the year ended December 31, 2010, we incurred $21 million of non-recurring debt refinancing costs from both our unsecured creditors’ legal and financial advisors that were engaged in connection with our debt refinancing negotiations and the closing of our debt refinancing transaction in June 2010.

Tax Benefit

Beginning with our tax year ended September 30, 2011, our status changed from a RIC subject to taxation under Subchapter M to a corporation subject to taxation under Subchapter C. As a result of our change in tax status during our tax year ended September 30, 2011, we are now required to recognize deferred tax assets and liabilities. During the fourth quarter of 2011, we reversed part of our valuation allowance totaling $428 million, which is recorded in our consolidated statements of operations for the year ended December 31, 2011 as $145 million in net operating income, $75 million in total net realized loss and $208 million in total net unrealized appreciation (depreciation). See Note 11 to our consolidated financial statements in this prospectus for a further discussion of deferred taxes.

Net Realized Gain (Loss)

Our net realized gain (loss) consisted of the following individual portfolio company realized gains (losses) greater than $15 million (in millions):

	2011	2010
VP Acquisition Holdings, Inc.	$93	$—
CIBT Travel Solutions, LLC	43	—
American Capital Agency Corp.	—	21
Other, net	22	33
Total gross realized portfolio gain	158	54

Orchard Brands Corporation	(174)	(50)
Contec, LLC	(117)	—
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	(47)	—
Citigroup Commercial Mortgage Securities Trust 2007-C6	(30)	—
Small Smiles Holding Company, LLC	(19)	—
GE Commercial Mortgage Corporation, Series 2007-C1	(18)	(9)
NECCO Holdings, Inc.	(18)	—
European Touch, LTD. II	(18)	—
ACAS CRE CDO 2007-1, Ltd.	—	(170)
UFG Member, LLC	—	(83)
GS Mortgage Securities Trust 2007-GG10	—	(49)
Fountainhead Estate Holding Corp.	—	(25)
ETG Holdings, Inc.	—	(22)
J-Pac, LLC	—	(21)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	—	(19)
Resort Funding Holdings, Inc.	—	(17)
CCRD Operating Company, Inc.	—	(15)
Genband Inc.	—	(15)
Other, net	(52)	(58)
Total gross realized portfolio loss	(493)	(553)
Total net realized portfolio loss	(335)	(499)
Tax benefit	75	—
Interest rate derivative periodic interest payments, net	(45)	(61)
Interest rate derivative termination payments	(5)	(14)
Foreign currency transactions	—	(2)
Total net realized loss	$(310)	$(576)

See “Fiscal Year 2012 Compared to Fiscal Year 2011” for discussion on the net realized gains (losses) for the year ended December 31, 2011. The following are summary descriptions of portfolio company realized gains or losses greater than $30 million during 2010.

As a result of further deterioration of the commercial mortgage loan collateral securing the CMBS bonds in ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”) during 2010, we no longer are receiving or expect to receive future cash flows on any of our remaining bonds in ACAS CRE CDO. Accordingly, during 2010, we wrote off our remaining bonds in ACAS CRE CDO. We did not receive any proceeds, realizing a loss of $170 million, which was fully offset by a reversal of unrealized depreciation.

During 2010, our portfolio company UFG Member, LLC was sold. As part of the sale proceeds, we received a partial payment on our remaining mezzanine debt investment. The sale proceeds we received included a subordinated note from the purchaser, AFA Investments, Inc., that had a fair value of $4 million. We wrote off our remaining mezzanine debt investment and our equity investment in UFG Member, LLC realizing a loss of $83 million offset by a reversal of unrealized depreciation of $68 million.

During 2010, we sold our unsecured mezzanine debt investment in Orchard Brands Corporation for nominal proceeds, realizing a loss of $50 million fully offset by a reversal of unrealized depreciation.

During 2010, we wrote off $49 million of non-investment grade CMBS bonds in GS Mortgage Securities Trust 2007-GG10. We did not receive any proceeds, realizing a loss of $49 million fully offset by a reversal of unrealized depreciation.

We have entered into interest rate swap agreements in which we pay a fixed rate and receive a floating rate based on LIBOR. The net interest payments or receipts are recorded as a realized gain (loss) on the interest settlement dates. For the years ended December 31, 2011 and 2010, we recorded a realized loss of $45 million and $61 million, respectively, for net interest rate derivative periodic interest payments due to the significant decline in LIBOR as compared to LIBOR at the date of the origination of the interest rate swap agreements.

Net Unrealized Appreciation (Depreciation)

The following table itemizes the change in net unrealized appreciation (depreciation) (in millions):

	2011	2010
Gross unrealized appreciation of private finance portfolio investments	$403	$611
Gross unrealized depreciation of private finance portfolio investments	(428)	(289)
Net unrealized (depreciation) appreciation of private finance portfolio investments	(25)	322
Net unrealized (depreciation) appreciation of European Capital investment	(34)	371
Net unrealized appreciation of European Capital foreign currency translation	3	97
Net unrealized appreciation of American Capital Asset Management	280	111
Net unrealized (depreciation) of American Capital Mortgage Investment Corp.	(5)	—
Net unrealized appreciation of Structured Products investments	52	50
Reversal of prior period net unrealized depreciation upon realization	375	517
Net unrealized appreciation of portfolio investments	646	1,468
Foreign currency translation - European Capital	(29)	(104)
Foreign currency translation - other	(2)	(3)
Derivative agreements	8	(5)
Reversal of prior period net unrealized depreciation upon realization of terminated swaps	5	14
Tax benefit	208	—
Net unrealized appreciation	$836	$1,370

See “Fiscal Year 2012 Compared to Fiscal Year 2011” for discussion on the net unrealized appreciation (depreciation) for the year ended December 31, 2011.

Private Finance Portfolio

For the year ended December 31, 2010, the $322 million of net unrealized appreciation on our private finance portfolio investments was driven primarily by improved portfolio company performance, multiple expansion of comparable companies and narrowing investment spreads.

European Capital

For the year ended December 31, 2010, we recognized unrealized appreciation of $468 million on our investment in European Capital comprised of $371 million unrealized appreciation on our investment and $97 million of unrealized appreciation from foreign currency translation of the cumulative unrealized depreciation of European Capital.

In determining the fair value of our investment in European Capital, we concluded that our investment should be less than the NAV of European Capital due to comparable public traded funds which were trading at a discount to NAV on the measurement date and the risks associated with our ability to realize the full fair value of European Capital's underlying assets for several reasons, including a public to private liquidity discount and the ability to demonstrate an implied market return on equity required by market participants for a measurable period of time, which indicate fair values at a discount to the NAV. During the year ended December 31, 2010, the unrealized appreciation of $371 million, excluding unrealized appreciation (depreciation) on foreign currency translation, was due primarily to an increase in the NAV of European Capital and a reduction to the discount applied to NAV.

The following is a summary composition of European Capital's NAV at fair value and our equity investment's implied discount to its NAV at fair value (€ and $ in millions) as of December 31, 2011 and 2010:

	2011	2010
Debt investments at fair value	€712	€868
Equity investments at fair value	262	207
Other assets and liabilities, net	92	38
Secured debt at cost	(271)	(353)
Unsecured debt at cost	(111)	(110)
Unsecured debt from American Capital at cost	(57)	(21)
NAV (Euros)	€627	€629
Exchange rate	1.30	1.33
NAV (US dollars)	$815	$837
Fair value of American Capital equity investment	$547	$608
Implied discount to NAV	32.9%	27.4%

American Capital Asset Management

During the year ended December 31, 2010, we recognized $111 million of unrealized appreciation on our investment in American Capital Asset Management. The unrealized appreciation in the fair value of American Capital Asset Management for the year ended December 31, 2010 was primarily due to increases in the projected management fees for managing AGNC due to significant growth in the equity capital of AGNC as a result of follow-on equity offerings and the lowering of the discount rate.

Structured Products Investments

During the year ended December 31, 2010, we recorded $50 million of net unrealized appreciation on our Structured Products investments. Our investments in CLO and CDO portfolios of commercial loans experienced $65 million of net unrealized appreciation during the year ended December 31, 2010, due primarily to a narrowing of investment spreads and higher broker quotes. Our CMBS portfolio experienced $15 million of net unrealized depreciation during the year ended December 31, 2010, due primarily to lower projected future cash flows due to continued credit impairments in the overall commercial real estate markets.

Foreign Currency Translation

We have investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in US dollars. For the year ended December 31, 2010, we recorded net unrealized depreciation of $107 million for foreign currency translation. This is primarily as a result of changes in the Euro and US dollar exchange rates.

For foreign currency denominated investments recorded at fair value, such as European Capital, the net unrealized appreciation or depreciation from foreign currency translation on the accompanying consolidated statements of operations represents the economic impact of translating the cost basis of the investment from a foreign currency, such as the Euro, to the US dollar. However, the economic impact of translating the cumulative unrealized appreciation or depreciation from a foreign currency to the US dollar is not recorded as net unrealized depreciation or appreciation from foreign currency translation but rather is included as net unrealized appreciation or depreciation of portfolio company investments on the accompanying consolidated statements of operations. For the year ended December 31, 2010, we recorded unrealized depreciation of $104 million for foreign currency translation on the cost basis in our investment in European Capital (included in our total unrealized depreciation of $107 million for foreign currency translation for the year ended December 31, 2010), which was partially offset by unrealized appreciation of $97 million for the foreign currency translation of our cumulative unrealized depreciation of our investment in European Capital, which is included in our total net unrealized appreciation (depreciation) of portfolio investments in our consolidated statements of operations.

Derivative Agreements

During the year ended December 31, 2010, we recorded $9 million of net unrealized appreciation from derivative agreements, primarily interest rate swaps. The fair value of the net liability for our derivative agreements as of December 31, 2010 was $102 million, which included a $13 million net reduction due to the incorporation of an adjustment for nonperformance risk of us and our counterparties.

For interest rate swap agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including an evaluation of our credit risk and our counterparty's credit risk. A negative fair value would represent an amount we would have to pay a third-party and a positive fair value would represent an amount we would receive from a third-party to assume our obligation under an interest rate swap agreement. The derivative agreements generally appreciate or depreciate primarily based on relative market interest rates and their remaining term to maturity as well as changes in our and our counterparty's credit risk.

Financial Condition, Liquidity and Capital Resources

Our primary sources of liquidity are our Revolving Credit Facility, cash and cash equivalents and our investment portfolio. As of December 31, 2012, we had no loans outstanding under our $250 million Revolving Credit Facility.

Our Term Loan Facility is subject to mandatory prepayments under certain conditions, set forth in the credit agreement, including at any time our borrowing base coverage is less than 150%. As of December 31, 2012, the borrowing base coverage for the Term Loan Facility was 267% and we were not subject to any mandatory prepayment requirements.

As of December 31, 2012, we had $331 million of cash and cash equivalents and $140 million of restricted cash and cash equivalents. Our restricted cash and cash equivalents consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, based on current characteristics of the securitized loan portfolios, the restricted funds are generally used each quarter to pay interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the years ended December 31, 2012 and 2011, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of loan investments and the sale of loan and equity investments.

As of December 31, 2012, our required principal amortization for the next twelve months consists of $150 million scheduled amortization on our Term Loan Facility and any principal amortization of our secured notes within our asset securitizations as a result of principal and interest payments on our securitized debt investments. We believe that we will continue to generate sufficient cash flow through the receipt of interest, dividend and fee payments from our investment portfolio, as well as cash proceeds from the realization of select portfolio investments, to allow us to continue to service our debt, pay our operating costs and expenses, fund capital to our current portfolio companies and originate new investments. However, there is no certainty that we will be able to generate sufficient liquidity.

Operating and Investing Cash Flow

For the years ended December 31, 2012 and 2011, cash provided by operations was $164 million and $174 million, respectively. Our cash flows from operations for the years ended December 31, 2012 and 2011 was primarily from the collection of interest, dividends and fees on our investment portfolio less operating expenses.

For the years ended December 31, 2012 and 2011, net cash provided by investing activities was $823 million and $787 million, respectively. Our cash flow from investing activities includes cash proceeds from the realization of portfolio investments totaling $1,498 million and $1,066 million for the years ended December 31, 2012 and 2011, respectively. As of December 31, 2012, we had portfolio investments totaling $5.3 billion at fair value, including $2.0 billion in debt investments, $3.1 billion in equity investments and $0.2 billion in Structured Products investments. However, our investments are generally illiquid and no active primary or secondary market exists for the trading of these investments and our estimates of fair value may differ significantly from the values that may be ultimately realized. We are generally repaid or exit our investments upon a change of control event of the portfolio company, such as a sale or recapitalization of the portfolio company.

For the year ended December 31, 2012, approximately $148 million of interest income collected was generated from securitized assets, which is included in our cash flow from operations on our consolidated statements of cash flows. However, because of defaulted loan collateral within our asset securitizations, all interest collections within the securitizations are currently required to be used to pay interest and principal on the outstanding notes in our securitizations with such principal payments included in our cash flow from financing activities on our consolidated statements of cash flows.

For the years ended December 31, 2012 and 2011, net cash used in financing activities was $860 million and $1,026 million, respectively. The primary use of cash from financing activities during the year ended December 31, 2012 was debt payments of $487 million on our asset securitizations and $362 million for repurchases of our common stock. The primary use of financing cash during the year ended December 31, 2011 was $1,008 million for debt payments and $134 million for repurchases of our common stock, partially offset by a $105 million decrease in debt service escrows.

Debt Capital

Our debt obligations consisted of the following as of December 31, 2012 and 2011 (in millions):

	2012	2011
Secured revolving credit facility due August 2016, $250 million commitment	$—	$—
Secured term loan due August 2016, net of discount	597	—
Fixed rate private secured notes due December 2013	—	30
Floating rate private secured loans due December 2013	—	17
Fixed rate non-amortizing secured notes due December 2013	—	524
Floating rate non-amortizing secured notes due December 2013	—	4
Unsecured public notes due August 2012	—	11
ACAS Business Loan Trust 2004-1 asset securitization	—	21
ACAS Business Loan Trust 2005-1 asset securitization	—	227
ACAS Business Loan Trust 2006-1 asset securitization	85	180
ACAS Business Loan Trust 2007-1 asset securitization	71	140
ACAS Business Loan Trust 2007-2 asset securitization	22	97
Total	$775	$1,251

The daily weighted average debt balance for the years ended December 31, 2012 and 2011 was $960 million and $1,662 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2012 and 2011 was 6.1% and 5.5%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2012 and 2011 was 5.0% and 4.1%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, as of December 31, 2012 was 4.5%.

As a BDC, we are permitted to issue Senior Securities in any amounts as long as immediately after such issuance our asset coverage is at least 200%, or equal to or greater than our asset coverage prior to such issuance, after taking into account the payment of debt with proceeds from such issuance. Asset coverage is defined as the ratio of the value of the total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness. However, if our asset coverage is below 200%, we may also borrow amounts up to 5% of our total assets for temporary purposes even if that would cause our asset coverage ratio to further decline. As of December 31, 2012, our asset coverage was 801%.

Refinancing Transaction

Secured Debt Facilities—On August 22, 2012, we completed the refinancing of our then outstanding $575 million of secured debt with proceeds from the new Term Loan Facility.

We also obtained simultaneously a new four-year $250 million Revolving Credit Facility, which may be expanded to a maximum $375 million through additional commitments in accordance with the terms and conditions of the Revolving Credit Facility and Term Loan Facility.

Maturity Date and Optional Prepayment—The Term Loan Facility matures on August 22, 2016 and may be prepaid earlier at our option in whole or in part without penalty except in the event that the facility is refinanced with a lower interest rate prior to August 22, 2013, in which case the prepayment shall be made at a price equal to 101% of the principal amount prepaid, plus accrued interest. We may borrow, prepay and reborrow loans under the Revolving Credit Facility at any time prior to August 22, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a borrowing base coverage of 150%, or 110% so long as our borrowing base coverage does not decrease following an advance. The Revolving Credit Facility matures on August 22, 2016.

Scheduled Amortization—The following table sets forth the scheduled amortization on the Term Loan Facility:

August 22, 2013	$150 million
August 22, 2014	$150 million
August 22, 2015	$150 million
Maturity Date (August 22, 2016)	Outstanding Balance

Any outstanding balance on the Revolving Credit Facility as of the commitment termination date is repayable ratably over the final 12 months until the maturity date.

Mandatory Prepayments—Under certain conditions, the Term Loan Facility is subject to mandatory prepayments including if (i) the aggregate amount of the loans outstanding under the facility and amounts outstanding under certain of our secured hedging agreements exceed the borrowing base, as defined in the credit agreement, and we are unable to present a reasonably feasible plan to cure such deficiency within 30 business days, then we must prepay the loans in such amounts as necessary to correct such deficiency; (ii) the borrowing base coverage, as defined in the credit agreement, becomes less than 150%, then we must prepay the loan using excess cash flows (if such amounts plus any proceeds referenced in clauses (iii) and (iv) below equal or exceed $20 million) until such coverage is at least 150%; (iii) we incur certain additional indebtedness (other than permitted indebtedness), then the proceeds must be used to prepay our loan; and (iv) the borrowing base coverage, as defined in the credit agreement, becomes less than 200%, then we must prepay the loan with specified percentages of the proceeds from the sale of certain first lien collateral (if such proceeds plus the amounts referenced in clauses (ii) and (iii) above equal or exceed $20 million), until such coverage is at least 200%. The Revolving Credit Facility is subject to mandatory prepayment in the event that the borrowing base is less than the aggregate amount of revolving loans and certain other debt outstanding until such borrowing base deficiency has been cured. As of December 31, 2012, we were not subject to any mandatory prepayment requirements under the Term Loan Facility or the Revolving Credit Facility.

Interest—The Term Loan Facility bears interest at a rate per annum equal to LIBOR, subject to a LIBOR floor of 1.25% per annum, plus 4.25%. As of December 31, 2012, the interest rate on our Term Loan Facility was 5.5%. The Revolving Credit Facility bears interest at a rate per annum equal to LIBOR plus 3.75%.

Fees—We are required to pay a fee in an amount equal to 0.5% on the average daily unused amount of the lender commitments under our Revolving Credit Facility from the closing date to but excluding the earlier of the date on which a lender's commitment terminates and the commitment termination date, payable quarterly. As of December 31, 2012, the total commitments under our Revolving Credit Facility were $250 million.

Security and Ranking—The Term Loan Facility and Revolving Credit Facility are senior obligations of ours and each is secured by a first priority lien (subject to certain permitted liens) on different non-securitized assets and a separate second lien on the assets in which the other facility has a first lien. The facilities also have a pari passu first priority lien on most of our remaining non-securitized assets. J.P. Morgan Chase Bank, N.A. serves as the collateral agent for the secured parties under a collateral agency and intercreditor agreement.

Covenants—The Term Loan Facility includes a financial covenant that requires us to maintain a 100% borrowing base coverage. The Revolving Credit Facility has financial covenants that require us to maintain a (i) maximum total leverage ratio not to exceed 0.75:1.00, (ii) 100% borrowing base coverage and (iii) minimum adjusted EBITDA for American Capital Asset Management. We are also subject to additional covenants, including without limitation, restrictions on our ability to incur additional debt and liens, make certain acquisitions and investments, pay cash dividends, repurchase common stock, seek to become a RIC and change our regulatory status as a BDC. We are permitted though under the facilities to pay cash dividends or repurchase common stock if, on the date of such payment or purchase and after giving effect thereto, there are no defaults outstanding under the facilities and our borrowing base coverage is at least 150%. As of December 31, 2012, we were in compliance with all of the covenants under the Term Loan Facility and the Revolving Credit Facility. The borrowing base coverage for the Term Loan Facility was 267% as of December 31, 2012.

Events of Default—The Term Loan Facility and the Revolving Credit Facility include usual and customary events of default for facilities of their nature, including without limitation, the occurrence of a payment or covenant default, any unremedied borrowing base deficiency, a cross default to the other facility, the cross acceleration of debt in excess of an aggregate $50 million, the liquidation or bankruptcy of us or American Capital Asset Management, the failure by us to conduct our asset management business through American Capital Asset Management, one or more judgments in excess of an aggregate $50 million and a change of control.

Asset Securitizations

As of December 31, 2012 and 2011, we were in compliance with all of the covenants for our asset securitizations.

In August 2007, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-2 (“BLT 2007-2”), an indirect consolidated subsidiary, issued $300.5 million Class A notes, $37.5 million Class B notes and $162 million of Class C through Class F notes (collectively, the “2007-2 Notes”). The Class A notes and Class B notes were sold to institutional investors and all of the Class C through Class F notes were retained by us. The 2007-2 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-2. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A notes have been paid in full as of December 31, 2012 and the outstanding balance as of December 31, 2011 was $62 million. As of December 31, 2012 and 2011, the Class B notes had an outstanding balance of $22 million and $35 million, respectively. There was $33 million and $5 million of restricted cash in BLT 2007-2 as of December 31, 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 40 basis points, the Class B notes have an interest rate of three-month LIBOR plus 100 basis points, the Class C notes have an interest rate of three-month LIBOR plus 125 basis points, the Class D notes have an interest rate of three-month LIBOR plus 300 basis points and the Class E and Class F notes retained by us do not have an interest rate. The 2007-2 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $190 million as of December 31, 2012. The 2007-2 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. In February 2009, we repurchased $20 million of Class B notes issued by BLT 2007-1 for $3 million. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A and Class B notes have been paid in full as of December 31, 2012. The outstanding balance of the Class A and Class B notes as of December 31, 2011 was $47 million and $16 million, respectively. As of December 31, 2012 and 2011, there were $59 million and $65 million of the Class C notes outstanding, respectively, and $12 million of the Class D notes outstanding. There was $62 million and $4 million of restricted cash in BLT 2007-1 as of December 31, 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The 2007-1 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $203 million as of December 31, 2012. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $35 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A through Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2006-1. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A and Class B notes have been paid in full as of December 31, 2012. The outstanding balance of the Class A and Class B notes as of December 31, 2011 was $35 million and $37 million, respectively. As of December 31, 2012 and 2011, there were $49 million and $72 million of the Class C notes outstanding, respectively, and $36 million of the Class D notes outstanding. There was $29 million and $14 million of restricted cash in BLT 2006-1 as of December 31 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points, the Class D notes have an interest rate of three-month LIBOR plus 125 basis points and the Class E notes retained by us do not have an interest rate. The 2006-1 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $206 million as of December 31, 2012. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A through Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes were secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2005-1. As of December 31, 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. On October 25, 2012, the notes issued by BLT 2005-1 were paid off.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A through Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes were secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT

2004-1. As of December 31, 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. On April 25, 2012, the notes issued by BLT 2004-1 were paid off.

Equity Capital

As a BDC, we are generally not able to issue or sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, except (i) with the prior approval of a majority of our shareholders, (ii) in connection with a rights offering to our existing shareholders, or (iii) under such other circumstances as the SEC may permit. As of December 31, 2012, our NAV was $17.84 per share and our closing market price was $12.02 per share.

During the third quarter of 2011, our Board of Directors adopted a program that may provide for repurchases of shares or dividend payments. On April 26, 2012, our Board of Directors extended the stock repurchase and dividend program through December 31, 2013. Under the program, we will consider quarterly setting an amount to be utilized for stock repurchases or dividends. Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to the NAV of our shares, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to the NAV of our shares. In determining the quarterly amount for repurchases or dividends, our Board of Directors will be guided by our cumulative net cash provided by operating activities in the prior quarter and since the beginning of 2012, cumulative repurchases or dividends, cash on hand, debt service considerations, investment plans, forecasts of financial liquidity and economic conditions, operational issues and the then current trading price of our stock. The repurchase and dividend program may be suspended, terminated or modified at any time for any reason. The program does not obligate us to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases. During the year ended December 31, 2012, we made open market purchases of 34.8 million shares, or $362 million, of our common stock at an average price of $10.39 per share, which was accretive to our NAV per share by $0.77. During the year ended December 31, 2011, we made open market purchases of 17.6 million shares, or $134 million, of our common stock at an average price of $7.61 per share, which was accretive to our NAV per share by $0.32.

Contractual Obligations

A summary of our contractual payment obligations as of December 31, 2012 are as follows (in millions):

	Payment Due by Period
	Total	Less than 1 year	2-3 years	4-5 years	After 5 years
Secured term loan due August 2016	$600	$150	$300	$150	$—
Secured notes from asset securitizations(1)	178	141	37	—	—
Interest payments on debt obligations(2)	77	33	38	6	—
Operating leases(3)	121	12	28	24	57
Total	$976	$336	$403	$180	$57

(1)
As of December 31, 2012, there was defaulted loan collateral in each of our asset securitization trusts and therefore all interest and principal collections are being applied sequentially to pay down principal on the notes. Payment due by period are determined based on the restricted cash on hand as of December 31, 2012 and the amortization schedules of the underlying loan collateral.

(2)	For variable rate debt, future interest payments are based on the interest rate as of December 31, 2012.

(3)	Net of estimated sublease revenue.

Off Balance Sheet Arrangements

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. However, certain of the non-cancelable operating leases for office space have been subleased to third-party tenants and we may attempt to further sublease excess office space in the future.

As of December 31, 2012, we had commitments under loan and financing agreements to fund up to $121 million to 17 portfolio companies, with $41 million and $11 million of the commitments related to undrawn revolving credit facilities for European Capital and American Capital Asset Management, respectively. See Note 12 to our consolidated financial statements in this prospectus for further discussion on the European Capital commitment. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio.

A summary of our loan and equity commitments as of December 31, 2012 is as follows (in millions):

	Amount of Commitment Expiration by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Loan and equity commitments	$121	$21	$55	$33	$12

Total Return Swap

On December 19, 2012, American Capital TRS, LLC (“ACTRS”), a wholly owned consolidated affiliate of American Capital, entered into a non-recourse total return swap (“TRS”) with Citibank, N.A. (“Citibank”). The TRS is non-recourse to American Capital. The TRS is a synthetic swap agreement that replicates the performance of a reference pool of broadly syndicated loans (“Reference Pool”). Under the terms of the TRS, ACTRS receives from Citibank an amount that is essentially a proportionate amount of the margin on the interest and fees payable in respect of the loans included in the Reference Pool during the relevant period. Additionally, on a periodic basis, ACTRS pays to Citibank an amount that is essentially equal to the average of the outstanding principal amount of the loans and outstanding letters of credit included in the Reference Pool during the relevant period, multiplied by a spread of 1.15% per annum for the first 6 months of the TRS and 1.30% thereafter. In addition, upon repayment or removal of a loan from the Reference Pool, ACTRS will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. On a monthly basis, a net payment between ACTRS and Citibank for interest and realized appreciation and depreciation on the portfolio of loans occurs. The TRS is accounted for as a derivative pursuant to ASC 815.

Under the terms of the TRS, ACTRS has the ability to designate loans, to be included in the Reference Pool. In order for Citibank to add a loan to the Reference Pool, each individual loan, and the portfolio of loans taken as a whole, must meet certain specified criteria. The maximum amount of the TRS facility is $200 million (determined at the time each such loan becomes subject to the TRS). After the first six months of the TRS, ACTRS is required to pay a fee if the notional funded amount of the TRS does not exceed an agreed upon minimum.

ACTRS is initially required to cash collateralize 25% of the face amount of loans included in the Reference Pool, up to a maximum collateral of $50 million and subject to a minimum of $10 million at all times. As of December 31, 2012, $10 million of the cash collateral requirement had been funded. ACTRS may also be required to post additional collateral from time to time as a result of a decline in the fair value of the loans included in the Reference Pool. If ACTRS does not deposit additional cash collateral when required to do so, then Citibank will have the right to terminate the TRS and seize all or a portion of the cash collateral posted by ACTRS to cover any losses it incurs in such early termination. American Capital's exposure under the TRS is limited to the value of assets held at ACTRS, which primarily consists of cash collateral on deposit with Citibank.

Non-Performing Loans Analysis

We stop accruing interest on our debt investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of December 31, 2012, loans on non-accrual status for 19 portfolio companies had a cost basis and fair value of $260 million and $177 million, respectively.

As of December 31, 2012 and 2011, current loans, past due accruing loans and loans on non-accrual status were as follows (dollars in millions):

	2012	2011
Current	$1,709	$2,304
0 - 30 days past due	—	16
31 - 60 days past due	—	3
61 - 90 days past due	—	—
Greater than 90 days past due	54	3
Total past due accruing loans at cost	54	22
Non-accruing loans at cost	260	419
Total loans at cost	$2,023	$2,745

Non-accruing loans at fair value	$177	$219

Total loans at fair value	$1,957	$2,518
Non-accruing loans at cost as a percent of total loans at cost	12.9%	15.3%
Non-accruing loans at fair value as a percent of total loans at fair value	9.0%	8.7%
Non-accruing loans at fair value as a percent of non-accruing loans at cost	68.1%	52.3%

We believe that debt service collection is probable for our past due accruing loans. Non-accruing loans at cost decreased $159 million from December 31, 2011 to December 31, 2012 primarily due to approximately $93 million of loan restructurings, exits and write-offs and $155 million of loans removed from non-accrual status due to improved portfolio company performance, partially offset by approximately $103 million of loans placed on non-accrual status due to weaker portfolio company performance.

During 2012, we recapitalized four portfolio companies by exchanging our loans for preferred or common equity securities that had a cost basis of $60 million and a fair value of $57 million.

During 2011, we recapitalized five portfolio companies by exchanging our loans for preferred or common equity securities that had a cost basis of $153 million and a fair value of $43 million.

Portfolio Company Statistics

We track our portfolio investments on a static pool basis. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-2001 static pool consists of the investments made from the time of our IPO through the year ended December 31, 2000. The following table contains a summary of portfolio statistics as of and for the period ended December 31, 2012:

	Static Pool (1)
Portfolio Statistics ($ in millions, unaudited) Aggregate	Pre- 2001	2001	2002	2003	2004	2005	2006	2007	2008	2011	2012	Pre-2001 - 2012 Static Pools Aggregate
IRR at Fair Value of All Investments(2)	8.1%	18.1%	7.6%	20.4%	13.6%	12.7%	10.8%	(3.0%)	7.9%	23.5%	NM	8.8%
IRR of Exited Investments(3)	9.2%	18.6%	9.7%	20.0%	15.8%	22.1%	8.4%	(5.2%)	3.7%	32.5%	NM	10.2%
IRR at Fair Value of Equity Investments Only(2)(4)(5)	6.2%	46.4%	11.2%	27.6%	26.2%	11.5%	14.9%	(7.5%)	19.8%	30.8%	NM	11.1%
IRR of Exited Equity Investments Only(3)(4)(5)	10.9%	46.4%	21.4%	36.7%	45.8%	50.2%	11.5%	9.5%	35.3%	35.1%	N/A	26.6%
IRR at Fair Value of All One Stop Buyout® Investments(2)	1.9%	17.1%	9.9%	18.9%	16.0%	28.4%	13.0%	2.7%	15.4%	—%	NM	13.7%
IRR at Fair Value of Current One Stop Buyout® Investments(2)	10.0%	N/A	(2.6%)	17.6%	5.6%	24.3%	11.9%	0.4%	15.5%	—%	NM	11.3%
IRR of Exited One Stop Buyout® Investments(3)	1.4%	17.1%	14.7%	16.3%	21.4%	30.8%	11.9%	14.8%	13.9%	N/A	N/A	15.2%
Committed Investments(7)	$1,065	$376	$966	$1,437	$2,267	$4,943	$5,297	$7,501	$1,045	$137	$419	$25,453
Total Exits and Prepayments of Committed Investments(7)	$999	$367	$836	$1,267	$2,081	$2,611	$4,384	$5,275	$503	$50	$2	$18,375
Total Interest, Dividends and Fees Collected	$400	$143	$344	$448	$702	$1,259	$1,375	$1,358	$355	$19	$12	$6,415
Total Net Realized (Loss) Gain on Investments	$(135)	$(23)	$(118)	$143	$18	$375	$(305)	$(1,137)	$(104)	$10	$—	$(1,276)
Current Cost of Investments	$75	$4	$110	$166	$218	$2,038	$682	$1,850	$355	$60	$284	$5,842
Current Fair Value of Investments	$27	$—	$62	$343	$145	$2,147	$792	$1,096	$320	$61	$272	$5,265
Current Fair Value of Investments as a % of Total Investments at Fair Value	0.5%	—%	1.2%	6.5%	2.7%	40.8%	15.0%	20.8%	6.1%	1.2%	5.2%	100.0%
Net Unrealized (Depreciation) Appreciation	$(48)	$(4)	$(48)	$177	$(73)	$109	$110	$(754)	$(35)	$1	$(12)	$(577)
Non-Accruing Loans at Cost	$—	$—	$47	$—	$10	$58	$48	$75	$22	$—	$—	$260
Non-Accruing Loans at Fair Value	$—	$—	$22	$—	$6	$53	$16	$49	$31	$—	$—	$177
Equity Interest at Fair Value(4)	$—	$—	$—	$305	$82	$1,743	$411	$348	$96	$5	$71	$3,061
Debt to Adjusted EBITDA(8)(9)(12)(13)(16)	6.5	N/A	13.2	2.8	3.4	1.8	4.5	6.4	6.4	5.1	4.6	4.3
Interest Coverage(10)(12)(13)(16)	1.9	N/A	1.2	3.4	3.9	0.9	2.7	1.9	2.3	1.9	3.0	1.9
Debt Service Coverage(11)(12)(13)(16)	1.8	N/A	1.2	3.1	3.5	0.6	1.7	1.7	2.1	1.6	2.4	1.5
Average Age of Companies(13)(16)	43 yrs	N/A	29 yrs	41 yrs	40 yrs	17 yrs	37 yrs	29 yrs	19 yrs	26 yrs	19 yrs	26 yrs
Diluted Ownership Percentage(4)(17)	62%	—%	—%	56%	73%	89%	48%	61%	58%	26%	90%	75%
Average Revenue(13)(14)(16)	$48	$—	$42	$220	$47	$162	$154	$189	$87	$168	$190	$162
Average Adjusted EBITDA(8)(13)(16)	$5	$—	$8	$48	$13	$65	$41	$32	$21	$45	$47	$44
Total Revenue(13)(14)	$81	$225	$78	$1,513	$243	$1,319	$3,043	$4,553	$1,209	$354	$2,913	$15,531
Total Adjusted EBITDA(8)(13)	$7	$2	$10	$204	$40	$296	$431	$628	$213	$108	$576	$2,515
% of Senior Loans(12)(13)(15)	75%	—%	77%	—%	39%	32%	31%	51%	29%	27%	69%	43%
% of Loans with Lien(12)(13)(15)	100%	—%	100%	100%	100%	81%	90%	85%	67%	27%	100%	67%

Majority Owned Portfolio Companies (“MOPC”)(6) (unaudited)	Pre-2001 - 2012 Static Pools Aggregate
Total Number of MOPC	45
Total Revenue(14)	$3,299
Total Gross Profit(14)	$1,691
Total Adjusted EBITDA(8)	$768

Total Capital Expenditures(14)	$118
Total Current ACAS Investment in MOPC at Fair Value	$3,384
Total Current ACAS Investment in MOPC at Cost Basis	$3,178
Total Current ACAS Debt Investment in MOPC at Fair Value	$1,207
Total Current ACAS Debt Investment in MOPC at Cost Basis	$1,260
Diluted Ownership Percentage of ACAS in MOPC(17)	72%

Total Cash(18)	$212
Total Assets(18)	$4,506
Total Debt(18)	$3,895
Total Third-party Debt at Cost(18)	$2,164
Total Shareholders' Equity(18)(19)	$3,075
———————
NM = Not Meaningful

1)
Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. There were no investments made in 2009 and 2010 static pool years.

2)	Assumes investments are exited at current fair value.

3)	Includes fully exited investments of existing portfolio companies.

4)	Excludes investments in Structured Products.

5)	Excludes equity investments that are the result of conversions of debt and warrants received with the issuance of debt.

6)
MOPC investments represent portfolio company investments in which American Capital, or its affiliates, have a fully diluted ownership percentage of 50% or more or have over 50% board representation at the portfolio company. Excludes our investment in European Capital.

7)	Represents committed investment amount at the time of origination.

8)
Adjusted EBITDA may reflect certain adjustments to the reported EBITDA of a portfolio company for non-recurring, unusual or infrequent items or other pro-forma items or events to normalize current earnings which a buyer may consider in a change in control transactions. These adjustments may be material and are highly subjective in nature. Portfolio company reported EBITDA is for the most recently available twelve months, or when appropriate, the forecasted twelve months or current annualized run-rate.

9)
Debt, which represents the debt and other liabilities senior to ACAS and the total of ACAS's debt in each portfolio company's debt capitalization, divided by Adjusted EBITDA. For portfolio companies with a nominal Adjusted EBITDA amount, the portfolio company's maximum debt leverage is limited to 15 times Adjusted EBITDA.

10)
Adjusted EBITDA divided by the total cash interest expense of the portfolio company during the most recent twelve month period, or when appropriate as a result of a new debt capital structure, the forecasted twelve months.

11)
Adjusted EBITDA divided by the total scheduled principal amortization and total cash interest expense of the portfolio company during the most recent twelve month period, or when appropriate, the forecasted twelve months.

12)	Excludes investments in which we own only equity.

13)	Excludes investments in Structured Products and managed funds.

14)	For the most recent twelve months, or when appropriate, the forecasted twelve months.

15)	As a percentage of our total debt investments.

16)	Weighted average based on fair value.

17)	Weighted average based on fair value of equity investments.

18)	As of the most recent month end available.

19)	Calculated as the estimated enterprise value of the MOPC's less the cost basis of any outstanding debt of the MOPC's.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

 Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”). The preparation of these financial statements in accordance with US GAAP requires us to utilize accounting policies and make certain estimates and assumptions that could affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the consolidated financial statements are prepared. Our significant accounting policies are more fully described in Note 2 to our consolidated financial statements on page F-23 of this registration statement. The SEC considers an accounting policy to be critical if it is both important to a company's financial condition and results of operations and it requires significant judgment and estimates on the part of management in its application.

Management believes that the following critical accounting policies are the most affected by judgments, estimates and assumptions. Management has reviewed these critical accounting policies and related disclosures with our independent auditor and the Audit and Compliance Committee of our Board of Directors. Although we believe that our judgments and estimates are appropriate and correct, actual results may differ from those estimates. See “Risk Factors” for certain matters bearing risks on our future results of operations.

Valuation of Investments

Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in both investment grade and non-investment grade Structured Products.

We fair value our investments in accordance with the 1940 Act and ASC 820 as determined in good faith by our Board of Directors. When available, we base the fair value of our investments on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology or a market yield valuation methodology that generally combines market, income and cost approaches and our Structured Products using a market yield valuation methodology that combines market and income approaches.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•	Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•
Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. As of December 31, 2012, we use Level 3 inputs for measuring the fair value of our investments as follows:

The market in which we would sell our private finance investments is the mergers and acquisition (“M&A”) market. Under ASC 820, we have indentified the M&A market as our principal market for portfolio companies only if we have the ability to initiate a sale of the portfolio company as of the measurement date. We determine whether we have the ability to initiate a sale of a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, American Capital Asset Management, on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, our principal market under ASC 820 is a hypothetical secondary market.

Accordingly, we use the M&A market as our principal market for portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists, we will consider that as our principal market. Our valuation policy considers the fact that no ready market exists for substantially all of our investments and that fair value for our investments must typically be determined using unobservable inputs.

Enterprise Value Waterfall Methodology

For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. The Enterprise Value Waterfall methodology assumes the loans and equity securities are sold to the same market participant in the M&A market which is consistent with how market participants would transact for these items in order to maximize their value. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the company and considering the value of recent investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability and relative performance. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

 In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero.

Market Yield Valuation Methodology

For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we determine the fair value based on the assumptions that hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under ASC 820.

For debt and redeemable preferred equity investments of our private finance portfolio for which we do not control or cannot gain control as of the measurement date, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on our experience of current interest rate spreads on similar loans. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We also value our investments in Structured Products using the Market Yield valuation methodology. We estimate fair value based on such factors as third-party broker quotes, sales of the same or similar securities, and our cash flow forecasts subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, depth and consistency at broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices.

Investments in Investment Funds

For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of FASB ASC Topic 946, Financial Services-Investment Companies, as of our measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

As of December 31, 2012, we owned all of the equity in European Capital, an investment fund that invests in senior and mezzanine debt equity of private and mid-sized public companies primarily in Europe. In determining the fair value of our investment in European Capital, we concluded that our equity investment should be less than the NAV of European Capital due to comparable publicly traded funds that were trading at a discount to NAV on the measurement date and the risks associated with our ability to realize the full fair value of European Capital’s underlying assets for several reasons, including a public to private liquidity discount and the ability to demonstrate an implied market return on equity required by market participants for a measurable period of time, which indicate fair values at a discount to the NAV. The use of a discount to NAV of European Capital requires significant judgment and a change in the assumptions used to develop the discount could have a material impact on the determination of fair value. Further, the determination of European Capital's NAV requires significant judgment, including the determination of the fair value of European Capital’s investment portfolio.

Interest Rate Derivatives

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and counterparty credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

See Note 3 to our consolidated financial statements in this prospectus for further information regarding the classification of our investment portfolio by Levels 1, 2 and 3 as of December 31, 2012.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount (“OID”) and purchased discount and premiums are accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the origination of loans and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company's ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with PIK interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

A change in the portfolio company valuation assigned by us could have an effect on our accrual of PIK interest income on debt investments and dividend income of preferred stock investments. Also, a change in a portfolio company's operating performance and cash flows can impact a portfolio company's ability to service our debt and therefore could impact our interest recognition.

Interest income on Structured Products is recognized on the effective interest method as required by FASB ASC 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”). Under ASC 325-40, at the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the amortized cost basis of the investment calculated in accordance with FASB ASC 320-10-35, Investment-Debt and Equity Securities. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing of and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Income Taxes

As of December 31, 2012, we have a net deferred tax asset of $455 million associated with our total ordinary deferred tax assets. We also have $397 million in total capital deferred tax assets of which the capital deferred tax assets are fully reserved through a valuation allowance. Assessing the recoverability of a deferred tax asset requires management to consider the company's history of cumulative pretax losses in the prior three years and make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. We are also required to make estimates related to the expected tax character of recognition of the reversal of the deferred tax assets. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realized the net deferred tax asset could be impacted.

Stock-based Compensation

We account for all share-based awards to employees under FASB ASC Topic 718, Compensation-Stock Compensation (“ASC 718”). We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected life of the awards which is based on our historical experience of employee stock option exercises including forfeitures. Our valuation assumptions used in estimating the fair value of share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period. In addition, we calculate our pool of excess tax benefits available within additional paid-in capital in accordance with the provisions of ASC 718.

The following table reflects the weighted average fair value per employee stock option granted during the years ended December 31, 2012, 2011 and 2010, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes option pricing model.

	2012	2011	2010
Options granted (in millions)	8.8	23.6	17.7
Weighted average fair value per option on grant date	$4.97	$3.05	$2.07
Expected dividend yield	—%	6.2%	6.2%
Expected volatility	56%	61%	64%
Risk-free interest rate	1.2%	2.3%	2.2%
Expected life (years)	6.6	6.7	6.8

We determine our expected volatility used in the Black-Scholes option pricing model based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

Determining the appropriate fair value model and calculating the fair value of share-based payment awards require the input of subjective assumptions, including the expected life of the share-based payment awards and stock price volatility. The assumptions used in calculating the fair value of share-based payment awards represent management's best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and we use different assumptions, our stock-based compensation expense could be materially different in the future. In addition, we are required to estimate the expected forfeiture rate based on historical experience and recognize expense only for those shares expected to vest. If our actual forfeiture rate is materially different from our estimate, the stock-based compensation expense could be significantly different from what we have recorded in the current period.

Recent Accounting Standards

See Note 2 to our consolidated financial statements in this prospectus for further information regarding new accounting pronouncements and their potential impact on our consolidated financial statements.

BUSINESS

General

We are a publicly traded private equity firm and global asset manager. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance, real estate and structured products. We primarily invest in senior and mezzanine debt and equity in American Capital One Stop Buyouts® or Sponsor Finance Investments and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio. We manage $112 billion of total assets under management (including levered assets), which includes $6.4 billion of total assets on our balance sheet and $105.2 billion of third-party assets under management, $15 billion of which are third-party earning assets under management for which we are paid a management fee. Our fund management is conducted through our wholly-owned portfolio company, American Capital Asset Management. In January 2013, we changed the name of American Capital, LLC to American Capital Asset Management. American Capital Asset Management manages the following funds through various subsidiaries: European Capital, AGNC, MTGE, ACE I, ACE II, ACAS CLO 2007-1, ACAS CLO 2012-1 and ACAS CLO 2013-1. We also invest in funds managed by affiliated managers.

On August 29, 1997, we completed an IPO and became a non-diversified closed end investment company that has elected to be regulated as a BDC under the 1940 Act. Our primary business objectives are to increase our net earnings and NAV by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

We are taxed as a corporation and pay federal and applicable state corporate taxes on our taxable income. From 1997 through the tax ended September 30, 2010, we were taxed as a RIC as defined in the Code. As a RIC, we were not subject to federal income tax on the portion of our taxable income and capital gains we distributed to our shareholders, but we were also not able to carry forward net operating losses (“NOL”) from year to year. Beginning with our tax year ended September 30, 2011, our status changed from a RIC subject to taxation under Subchapter M to a corporation subject to taxation under Subchapter C. Under Subchapter C, we are able to carry forward any NOLs historically incurred to succeeding years, which we would not be able to do if we were subject to taxation as a RIC under Subchapter M. This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

American Capital Investment Portfolio

We invest in senior debt, mezzanine debt and equity of middle market companies, which we generally consider to be companies with revenue between $10 million and $750 million. We also invest in funds managed by us and in Structured Products, including CLO securities, CDO securities and CMBS. Our wholly-owned portfolio company, European Capital, makes similar investments in Europe. Currently, we will invest up to $500 million in a single middle market company in North America and $200 million in a fund managed by us.

Over the last three years, we have committed $1,270 million of capital to new investments, comprised of $923 million of debt securities, $338 million of equity securities and $9 million of Structured Products investments. Of the $1,270 million of new investment commitments over the last three years, $495 million was committed to new portfolio companies, $386 million was committed to add-on investments in our existing portfolio companies and $389 million was committed to American Capital Asset Management or funds that it manages. Over the last three years, we received over $3.8 billion of cash realizations, comprised of $2.7 billion of debt realizations and $1.1 billion of equity realizations. In addition, over the last three years, our investment portfolio has generated operating revenue, net operating income before income taxes and net earnings of $1.8 billion, $890 million and $3.1 billion, respectively. Over the last three years, our weighted average net earnings return on shareholders' equity was 25.2%.

Since our IPO, we have committed capital of $6.0 billion in equity securities, $17.7 billion in debt securities and $1.7 billion in Structured Products. Since our IPO, we have had over 340 exits and repayments of $18.4 billion, representing 72% of our total capital committed since our IPO, earning a 10% compounded annual return on these investments. Since our IPO, our weighted average net earnings return on shareholders' equity was 4.4%.

Portfolio Composition

As of December 31, 2012, we had investments in 139 portfolio companies totaling $5.3 billion at fair value. As of December 31, 2012, our ten largest investments at fair value were $3.0 billion, or 48% of total assets, and are as follows (in millions):

Company	Product Line	Industry	Fair Value	Cost Basis
American Capital Asset Management	Asset Management	Capital Markets	$828	$149
European Capital	European Capital	Diversified Financial Services	809	1,376
Mirion Technologies, Inc.	American Capital One Stop Buyouts®	Electrical Equipment	243	100
WRH, Inc.	American Capital One Stop Buyouts®	Life Sciences Tools & Services	208	391
SPL Acquisition Corp.	American Capital One Stop Buyouts®	Pharmaceuticals	188	169
The Tensar Corporation	Sponsor Finance Investments	Construction & Engineering	170	158
SMG Holdings, Inc.	American Capital One Stop Buyouts®	Hotels, Restaurants & Leisure	170	197
Affordable Care Holding Corp.	American Capital One Stop Buyouts®	Health Care Providers & Services	166	79
Paradigm Precision Holdings, LLC	American Capital One Stop Buyouts®	Aerospace & Defense	147	157
Soil Safe Holdings, LLC	Sponsor Finance Investments	Professional Services	111	101
Total			$3,040	$2,877

Our investments can be divided into the following six product lines: (i) American Capital One Stop Buyouts®, (ii) Sponsor Finance Investments, (iii) Direct and Other Investments, (iv) European Capital, (v) Asset Management and (vi) Structured Products.

The composition of our investment portfolio as of December 31, 2012, at fair value, as a percentage of total investments based on these product lines, is shown below:

Structured Products, 5%
Direct and Other, 2%
Asset Management, 16%
One Stop Buyouts®, 47%
European Capital, 15%
Sponsor Finance Investments, 15%

The composition summary of our investment portfolio as of December 31, 2012, at fair value as a percentage of total investments by security type, is shown below:

Structured Products, 5%
Equity Warrants, 1%
Senior Debt, 16%
Common Equity, 34%
Mezzanine Debt, 21%
Preferred Equity, 23%

Other than our investment in European Capital, our investments are primarily in portfolio companies located in the United States. For summary financial information by geographic area, see Note 3 to our consolidated financial statements in this prospectus for the year ended December 31, 2012. We have a diversified investment portfolio and do not concentrate in any one or two industry sectors. We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following chart shows the portfolio composition by industry grouping at fair value as a percentage of total investments as of December 31, 2012. Our investments in European Capital and CLO and CDO securities are excluded from the table below. Our investments in CMBS are classified in the Real Estate and Real Estate Investment Trusts category.

Other, 12%
Capital Markets, 20%
Life Sciences Tools and Services, 7%
Electrical Equipment, 6%
Health Care Providers and Services, 5%
Commercial Services and Supplies, 5%
Aerospace and Defense, 4%
Pharmaceuticals, 4%
Hotels, Restaurants and Leisure, 4%
Professional Services, 4%
Construction and Engineering, 4%
Health Care Equipment and Supplies, 4%
Internet and Catalog Retail, 3%
Auto Components, 3%
Food Products, 3%
Electronic Equipment, Instruments and Components, 2%
Computers and Peripherals, 2%
Diversified Consumer Services, 2%
Real Estate and Real Estate Investment Trusts, 2%
Building Products, 2%
Energy Equipment and Services, 2%

Private Finance Investments

The majority of our private finance investments have been to either assist in the funding of change of control buyouts of privately held middle market companies or to support the growth or recapitalization of an existing portfolio company. A change of control transaction could be the result of a corporate divestiture, a sale of a family-owned or closely-held business, a going private transaction, the sale by a private equity fund of a portfolio company or an ownership transition. Our financing of a change of control transaction could either be for a American Capital One Stop Buyout® or for a Sponsor Finance Investment. In American Capital One Stop Buyouts®, we lend senior and mezzanine debt and make majority equity investments. As an investor in Sponsor Finance Investments, we lend senior and mezzanine debt and make minority equity co-investments.

Our private finance portfolio investments consist of loans and equity securities primarily to privately-held middle market companies. Our private finance loans consist of first lien secured revolving credit facilities, first lien secured loans, second lien secured loans and secured and unsecured mezzanine loans. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. Certain of our loans permit the interest to be paid-in-kind by adding it to the outstanding loan balance and paid at maturity. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2012, the weighted average effective interest rate on our private finance debt investments was 11.7%, which includes the impact of non-accruing loans. As of December 31, 2012, our fully-diluted weighted average ownership interest in our private finance portfolio companies, excluding our investment in European

Capital and American Capital Asset Management, was 68%, with a total equity investment at fair value of approximately $1.5 billion.

There is generally no publicly available information about these companies and a primary or secondary market for the trading of these privately issued loans and equity securities generally does not exist. These investments have been historically exited through normal repayment, a change in control transaction or recapitalization of the portfolio company. However, we may also sell our loans or equity investments in non-change of control transactions.

Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We sponsor American Capital One Stop Buyouts® in which we provide most, if not all, of the senior and mezzanine debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third-party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third-party lenders.

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies. As of December 31, 2012, we had board seats at 56 out of 96 of our private finance companies and had board observation rights at certain other private finance portfolio companies. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

American Capital Asset Management Investment

Our fund management business is conducted through our wholly-owned portfolio company, American Capital Asset Management. In general, a subsidiary of American Capital Asset Management will enter into management agreements with each of its managed funds. As of December 31, 2012, our investment in American Capital Asset Management was $149 million at cost basis and $828 million at fair value, or 16% of our total investments at fair value. This discussion of the operations of American Capital Asset Management includes its consolidated subsidiaries. It's earning assets under management totaled $15 billion, with $105 billion of total assets under management (including levered assets), including $93 billion of total assets under management at American Capital Agency Corp. (NASDAQ: AGNC) and $9 billion of total assets under management at American Capital Mortgage Investment Corp. (NASDAQ: MTGE), which are publicly traded residential mortgage real estate investment trusts (“REITs”).

American Capital Asset Management had over 80 employees as of December 31, 2012, including seven investment teams with over 25 investment professionals located in Bethesda (Maryland), London and Paris. We have entered into service agreements with American Capital Asset Management to provide it with additional asset management service support. Through these agreements, we provide management and other services to American Capital Asset Management, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. We charge American Capital Asset Management a fee for the use of these services. American Capital Asset Management generally earns base management fees based on the shareholders' equity or the net cost basis of the assets of the funds under management and may earn incentive income, or a carried interest, based on the performance of the funds. In addition, we may invest directly into these funds and earn investment income from our investments in those funds.

The following table sets forth certain information with respect to American Capital Asset Management's funds under management as of December 31, 2012:

	European Capital	AGNC	MTGE	ACE I	ACE II	ACAS CLO 2007-1	ACAS CLO 2012-1
Fund type	Private Equity Fund	Publicly Traded REIT - NASDAQ (AGNC)	Publicly Traded REIT - NASDA (MTGE)	Private Equity Fund	Private Equity Fund	CLO	CLO
Established	2005	2008	2011	2006	2007	2006	2012
Assets under management	$1.6 Billion	$100.5 Billion	$7.7 Billion	$0.6 Billion	$0.3 Billion	$0.4 Billion	$0.4 Billion
Investment types	Senior and Mezzanine Debt, Equity, Structured Products	Agency Securities	Mortgage Investments	Equity	Equity	Senior Debt	Senior Debt
Capital type	Permanent	Permanent	Permanent	Finite Life	Finite Life	Finite Life	Finite Life

Under its investment management agreement with European Capital, American Capital Asset Management generally receives an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011 and 2012.

AGNC is a publicly traded REIT, which invests on a leveraged basis primarily in residential mortgage pass-through securities and collateralized mortgage obligations, for which the interest and principal payments are guaranteed by a U.S. government agency or U.S. government-sponsored entity. Its shares are traded on The NASDAQ Global Select Market under the symbol “AGNC.” American Capital Asset Management earns a base management fee of 1.25% of AGNC's shareholders' equity, as defined in the management agreement. The management contract is renewable annually and if AGNC were not to renew the management agreement without cause, it would have to pay a termination fee equal to three times the average annual management fee earned by American Capital Asset Management during the 24-month period immediately preceding the most recently completed month prior to the effective date of termination. If the termination fee were calculated for the period ending December 31, 2012, it would have been $252 million. As of December 31, 2012, AGNC's total shareholders' equity was $10.9 billion.

MTGE is also a publicly traded REIT, which invests in and manages a leveraged portfolio of agency mortgage investments, non-agency mortgage investments and other mortgage-related investments. Its shares are traded on The NASDAQ Global Select Market under the symbol “MTGE.” American Capital Asset Management earns a base management fee of 1.50% of MTGE's shareholders' equity, as defined in the management agreement. The management agreement has a current term through August 9, 2014 and is renewable annually thereafter. If MTGE were not to renew the management agreement without cause, it would have to pay a termination fee equal to three times the average annual management fee earned by American Capital Asset Management during the 24-month period immediately preceding the most recently completed month prior to the effective date of termination. If the termination fee were calculated for the period ending December 31, 2012, it would have been $19 million. As of December 31, 2012, MTGE's total shareholders' equity was $926 million.

ACE I is a private equity fund, which was established in 2006 with $1 billion of equity commitments from third-party investors. At the closing of the fund, ACE I used the majority of its committed capital to purchase 30% of our equity investments in 96 portfolio companies for an aggregate purchase price of $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by us between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of distributions to the ACE I investors is recallable for add-on investments. As of December 31, 2012, ACE I investors had invested $1,048 million, received distributions of $919 million, had $582 million in total investments at fair value and had $52 million of recallable distributions available for add-on investments. American Capital Asset Management manages ACE I in exchange for a 2% base management fee on the net cost basis of ACE I's assets (as of December 31, 2012, the cost basis of ACE I's assets was $517 million) and 10% to 30% of the net profits of ACE I, subject to certain hurdles (“carried interest”). As of December 31, 2012, American Capital Asset Management has not recorded an accrual related to its carried interest in ACE I.

ACE II is a private equity fund, which was established in 2007 with $585 million of equity commitments from third-party investors. At the closing of the fund, ACE II used the majority of its committed capital to purchase 17% of our equity investments in 80 portfolio companies for an aggregate purchase price of $488 million. The remaining $97 million equity commitment is being used to fund add-on investments in the 80 portfolio companies. As of December 31, 2012, ACE II investors had invested $509 million, received distributions of $341 million, had $253 million in total investments at fair value and had $76 million of remaining equity commitments available for future add-on investments or cost contributions. American Capital Asset Management manages ACE II in exchange for a 2% base management fee on the net cost basis of ACE II's assets (as of December 31, 2012, the cost basis of ACE II's assets was $272 million) and a 10% to 35% carried interest, subject to certain hurdles. As of December 31, 2012, American Capital Asset Management has not recorded an accrual related to its carried interest in ACE II.

In April 2007, ACAS CLO 2007-1 completed a $400 million securitization that invests in broadly syndicated and middle market commercial senior loans. American Capital Asset Management manages ACAS CLO 2007-1 in exchange for a base management fee of 0.68% of ACAS CLO 2007-1's assets and a 20% carried interest, subject to certain hurdles.

In September 2012, ACAS CLO 2012-1 completed a $362 million securitization that invests in broadly syndicated commercial senior loans. American Capital Asset Management manages ACAS 2012-1 in exchange for a base management fee of 0.42% of ACAS CLO 2012-1's total assets and a 20% carried interest, subject to certain hurdles. A subsidiary of American Capital Asset Management also purchased 70% of the non-rated equity tranche of subordinated notes in ACAS CLO 2012-1 for $30 million.

European Capital Investment

European Capital is a wholly-owned investment fund incorporated in Guernsey. European Capital invests in One Stop Buyouts®, Sponsor Finance Investments and provides capital directly to early stage and mature private and small public companies primarily in Europe. It primarily invests in senior and mezzanine debt and equity.

As of December 31, 2012, European Capital had investments in 60 portfolio companies totaling $1.5 billion at fair value, with an average investment size of $25 million, or 1.5% of its total assets. As of December 31, 2012, European Capital's five largest investments at fair value were $550 million, or 34% of its total assets.

The composition of European Capital's investment portfolio by business line as of December 31, 2012, at fair value, as a percentage of its total investments, is shown below:

Structured Products,
2%
Direct and Other,
3%
European Capital
One Stop Buyouts®,
32%
Private Equity Buyouts,
63%

As of December 31, 2012, 99.5% of European Capital's assets are invested in portfolio companies headquartered in countries with AA rating or better based on Standard & Poor's ratings. As of December 31, 2012, European Capital's NAV at fair value was $931 million. As of December 31, 2012, our investment in European Capital consisted of an equity investment with a cost basis and fair value of $1,267 million and $700 million, respectively, and a debt investment with a fair value and cost basis of $109 million. As of December 31, 2012, we valued our equity investment in European Capital below its NAV as a result of applying several discounts to its NAV in computing the fair value. See Note 2 to our consolidated financial statements in this prospectus for a further discussion of our valuation of European Capital.

Structured Products Investments

Our Structured Products investments consist of investments in CLO, CDO and CMBS securities. Our Structured Products investments are generally in non-investment grade securities. Non-investment grade tranches have a higher risk of loss, but are expected to provide a higher yield than investment grade securities. We may also make select investments in investment grade tranches if the expected returns meet our overall portfolio targeted returns. We invest in Structured Products with the intention of holding them until maturity. An active market generally does not exist for most of the non-investment grade tranches of Structured Products in which we invest.

Our investments in CLO securities are generally secured by diverse pools of commercial corporate loans. Our investments are in 27 CLO funds managed by 19 separate portfolio managers. We also invest in CDO securities, which are generally secured by diverse pools of bonds of other securitizations including commercial loans, CMBS and residential mortgage backed securities. Certain of our commercial CLO investments are in a joint venture portfolio company. As of December 31, 2012, our investment in CLO and CDO securities was $210 million at cost and $229 million at fair value, or 4% of our total investments.

Our investments in CMBS bonds are secured by diverse pools of commercial mortgage loans. As of December 31, 2012, our total investment in CMBS bonds was $175 million at cost and $18 million at fair value, or less than 1% of our total investments.

Business Actions and Strategy

During the ten years following our 1997 IPO, our common stock generally traded at a premium to our NAV. However, since 2009, our common stock has generally traded at a discount to our NAV. This low stock valuation has had an adverse impact on our shareholders and our ability to raise capital at an attractive cost, among other consequences. The situation may be attributable to numerous factors including our financial performance during the recession, general market conditions and investor expectations with regard to future events and performance. There are a number of actions that we have taken and plan to take that are intended to improve our business, deliver attractive returns to our shareholders and improve our stock valuation. These actions include working to increase the value of our private finance equity investments and our equity investment in European Capital, generating earnings that utilize our NOLs, making appropriate investments in existing portfolio companies, making investments in attractive new portfolio companies, developing our asset management business, repurchasing shares of our common stock when they trade below NAV and paying a dividend when we trade above NAV.

In addition to these actions, we have undertaken a process to evaluate our corporate structure and the various legal, regulatory, tax and accounting regimes under which we operate for the purpose of determining whether they are the optimum means for the operation and capitalization of our business. Our change in 2011 from a RIC to a taxable company, which has allowed us to carry forward NOLs from past periods and to shelter a significant amount of future income from taxation, as well as retain our earnings, which we could not do if we were a RIC, is an illustration of how we can be affected by these regimes in ways that may or may not be in the interests of all of our shareholders. As a result of these evaluations, we may decide to proceed with structural and organizational changes (certain of which may require the approval of our shareholders), which could result in the spinning out to our shareholders an externally managed debt focused BDC, changes in our corporate form, termination of our election to be regulated as a BDC, our conversion from an investment company to an operating company or other fundamental changes. We may conclude, for example, that it would be preferable to purchase and operate businesses as an operating company rather than invest in American Capital One Stop Buyouts® as an investment company. If we made that decision, we might also conclude that it would be preferable to continue to invest in debt and minority equity in change of control transactions sponsored by other private equity firms through a BDC. Any such changes would be made with the primary intention of promoting shareholder value. Such changes could result in a change in how we account for our investments and our assets, including the consolidation of certain majority owned companies with which we do not now consolidate as an investment company.

Our evaluation process is likely to be lengthy and any changes to our structure or operations may not be made for several years, if at all. In completing the evaluation process, we may incur various costs for which we will not receive any benefit and take certain exploratory actions that may not be indicative of any eventual decisions. We may not necessarily make further announcements about the progress or results of this evaluation process.

Lending and Investment Decision Criteria

We generally review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we use in making our lending and investment decisions in our private finance business. Not all criteria are required to be favorable in order for us to make an investment. Add-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Add-on investments in distressed situations are based on the same general criteria, but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on middle market companies that have been in business over ten years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of December 31, 2012, our current private finance portfolio companies had an average age of 26 years with average revenue and average adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for the latest available twelve month period of $162 million, and $44 million, respectively. Adjusted EBITDA may reflect certain adjustments to the reported EBITDA of a portfolio company for non-recurring, unusual or infrequent items or other pro-forma items or events to normalize current earnings which a buyer may consider in a change in control transaction.

Growth. We consider a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the ability of the company to repay its debt and the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

Exit Strategy. Almost all of our investments consist of securities acquired directly from their issuers in private transactions. These securities are rarely traded in public markets, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have a number of methods by which our financing can be repaid and our equity investment sold or redeemed. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our loans.

Structured Products Criteria. We receive extensive information from the issuer regarding their track record and the collateral pool. We underwrite the manager and the collateral securing our investment as appropriate.

Fund Investment Criteria. We receive extensive information from the manager regarding their track record and the investment thesis. We assess the ability to raise capital with the manager and underwrite the manager and the investment strategy as appropriate.

Institutional Approach to Investing

We have built an institution with a leading capability to originate, underwrite, finance, syndicate, monitor and exit investments that generate attractive returns. Our dedicated teams of investment professionals are the cornerstone of our institution. We have also created an extensive support structure that provides in-house due diligence, operational, legal and human resources support to our investment professionals and to our portfolio company, American Capital Asset Management. The following are the key functional teams that execute our fund management business.

Investment Teams: As of December 31, 2012, we had 24 Investment Teams with over 65 professionals located in our six offices in the United States, excluding investment teams and professionals of American Capital Asset Management. The Investment Teams originate, review and screen investment opportunities, conduct business, management and operations due diligence, prepare investment committee reports and models, make recommendations to the investment committee, execute investments, represent us on the boards of directors of portfolio companies, assist in monitoring and valuing of investments and manage acquisitions, divestures and exiting of investments. Our Investment Teams are organized so that each team focuses on a specific investment strategy and work cooperatively to share expertise. Our Investment Teams include:

•
American Capital Buyout: A 21-person team that implements American Capital One Stop Buyouts® of middle market companies including corporate divestitures, acquisitions of portfolio companies from private equity funds, acquisitions of family-owned or closely held businesses, going private transactions and ownership transitions. They originate senior and mezzanine debt and equity in American Capital controlled buyouts.

•
Sponsor Finance: A 13-person team that makes senior and mezzanine debt investments and equity co-investments in Sponsor Finance Investments. In addition, they make senior and mezzanine debt and equity investments in privately and publicly-held middle market companies.

•
Special Situations: A 5-person team that implements American Capital One Stop Buyouts®, Sponsor Finance Investments and other direct investments in distressed companies, companies undergoing turnarounds, bankruptcy auctions, debtor-in-possession, exit financing and other special situations in middle market companies. They make senior and mezzanine debt and equity investments.

•
Technology Investment: A 4-person team that implements our American Capital One Stop Buyouts®, Sponsor Finance Investments and other direct investments in technology companies. They will invest in various technology sectors including networking, software, communications, enterprise data, new media, consumer technologies and industrial technology. They make senior and mezzanine debt and equity investments.

•
Commercial Mortgage Asset Management: A 5-person team that invests in commercial mortgages and related assets. The team also participates in underwriting, due diligence and financing of real estate owned by our portfolio companies.

•
Collateralized Loan Obligation: A 7-person team that has responsibility for our investments in and manages senior loan collateral for third-party investors through structured finance products such as a CLO. The team invests in middle market senior loans originated through our various Investment Teams and also by purchasing rated, broadly syndicated commercial senior debt. They also invest in non-rated tranches of CLOs managed by other third-party fund managers.

Operations Team: A 13-person team with expertise in manufacturing services, consumer products, financial services, energy services, supply chain management, outsourcing and technology. The Operations Team includes seven former CEOs and presidents, one former COO and four supply chain and outsourcing specialists. The Operations Team conducts operational due diligence on prospective portfolio companies and reports and makes recommendations to our investment committee. The team will also assist portfolio companies post close with operational improvement. If we have a portfolio company that is underperforming, the Operations Team will work closely with the portfolio company to improve performance by providing interim leadership at the portfolio company and to identify business actions to help improve performance. The team will provide hands-on assistance to reduce costs, systemize sales and marketing, develop and align business plans, grow the business and strengthen management talent at the portfolio company.

Investment Committee Support Team: A 3-person team that assists our investment committee (the “Investment Committee”) in establishing procedures and controls, establishing due diligence protocol and working with Investment Teams to establish due diligence plans for each prospective investment, developing standard investment committee reports and models, organizing investment committee meetings, monitoring and reporting investment committee results and tracking subsequent developments.

Financial Accounting and Compliance Team (“FACT”): A 27-person team of valuation and audit professionals. FACT is responsible for providing pre- and post-investment financial due diligence, portfolio monitoring and quarterly valuations of portfolio company investments. FACT assists our Investment Teams in conducting extensive financial, accounting, tax and information technology due diligence of each target investment company, which includes one or more on-site visits, a review of the portfolio company's historical and prospective financial information, and identifying and confirming pro-forma financial adjustments. FACT also monitors the existing portfolio investments by gathering, inputting into an automated database, analyzing and regularly reviewing monthly financial information and other materials to assess financial performance as well as to ensure compliance with loan covenants. Also, FACT, with the assistance of our Investment Teams and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each portfolio company investment.

Syndications Team: A 5-person team that is responsible for arranging syndications of all or part of the senior debt of our portfolio companies either at closing or subsequent to the closing of a senior financing transaction. They perform a variety of functions relating to the marketing and completing of such transactions.

Capital Markets, Finance and Treasury Team: A 24-person team that is responsible for raising equity and debt capital, investor relations, financial budgeting and forecasting and daily liquidity and cash management. Through its debt capital raising activities, the team is responsible for structuring, selling and administering on-balance sheet term debt securitizations of debt investments, secured and unsecured bonds and various other revolving facilities and term debt facilities for us and our funds under management. Through its equity capital raising activities, the team is responsible for structuring and selling equity for us and our public and private funds. The team is also responsible for monitoring and reporting on capital market conditions and researching, developing and raising private and public capital for new third-party funds for our fund management business. The team is also responsible for arranging syndications of all or part of the equity of our portfolio companies either at closing or subsequent to the closing of an equity financing transaction.

Accounting, Tax and Reporting Team: A 36-person team that is responsible for the accounting of our financial results as well as that of our managed funds, including financial reporting and communications to our shareholders, partners and regulatory bodies. Among its tasks are preparing financial statements, investment accounting, analysis of investment performance, loan servicing, billing, accounts receivable and payable, tax compliance, external audit coordination and developing and monitoring our internal controls.

Legal and Compliance Team: A 21-person team that provides legal support on corporate, capital raising and investing matters, is involved in regular reporting and special communications with our shareholders and regulatory bodies and manages the outside law firms that provide transactional, litigation and regulatory services to us. In addition, as required by the Securities and Exchange Commission (“SEC”), we have appointed a Chief Compliance Officer, who is responsible for administering our code of ethics and conduct and our legal compliance activities.

Internal Audit Team: A 4-person team that reports directly to the Audit and Compliance Committee of our Board of Directors. The team tests our internal controls over financial reporting to assist management's assessment of the effectiveness of our internal controls over financial reporting under the Sarbanes-Oxley Act of 2002.

Human Resources Team: A 7-person team that assists in recruiting and hiring as well as reviewing, establishing and administering compensation programs and benefit plans for our employees. In addition, the team is available to the Investment Teams and the Operations Team to assist with executive management and other human resources issues at portfolio companies.

Information Technology Team: A 27-person team that assists all departments in researching, developing, implementing and maintaining communication and technological resources for our multi-office operations, including highly specialized systems for the input, processing and reporting of data.

Investment Process

Investment Sourcing and Screening: We have a multi-disciplined approach to reach diverse channels of deal sources. Our Investment Teams target a referral network comprised of investment bankers, private equity firms, mezzanine debt funds, trade organizations, commercial bankers, attorneys and business and financial brokers. We developed and maintain a proprietary industry-wide database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. This database is used to help us assess whether we are penetrating our target markets and to track terms and pricing. Our financial professionals review financing memorandums and private placement memorandums sourced from this referral network in search of potential buyout or financing opportunities. Our Investment Teams undertake a preliminary evaluation and analysis of potential investment opportunities to determine whether or not they meet our criteria based upon the limited information received in these early stages of the investment process. For investment opportunities that pass an initial screening process, our Investment Teams prepare an initial investment thesis and analysis that is presented to an internal Investment Committee, which includes representatives of our senior officers depending on the nature of the proposed investment, for approval to proceed further.

Due Diligence: In our private finance investments, our investment professionals along with FACT and our Operations Team conduct due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company's historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company's systems, background investigations of senior management and research on the target company's products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

Investment Approval: Upon completion of our due diligence, our Investment Teams, FACT and our Operations Team, as well as any consulting firms that we have engaged, prepare and present a report containing the due diligence information for review by our Investment Committee. Our Board of Directors has delegated authority to the Investment Committee to conduct the initial review and approval of our investments. Our Investment Committee generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by our Board of Directors. Our Investment Committee is supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

Documentation and Negotiations: Documentation for the legal agreements for a transaction is completed either by our in-house legal team or through the retention of outside legal counsel. We maintain custody of our investment securities and the original related investment documentation in custodial accounts with qualified banks and members of national securities exchanges in accordance with applicable regulatory and financing requirements.

Investment Funding: Prior to the release of any funding for investments, our treasury department prepares a summary of the investment terms, the funding amounts approved by our Investment Committee and wiring instructions. Our treasury department performs various procedures to confirm any wiring instructions. A senior executive officer must approve this summary of terms and funding amounts prior to the disbursement of the funds.

Portfolio Monitoring: In addition to the due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies under management through our active involvement with the portfolio companies. As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company's management and board of directors, including participating on the company's board of directors. The respective Investment Teams, FACT and Operations Teams regularly review each portfolio company's monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Investment Exits: We regularly evaluate each investment to determine the appropriate time to exit an investment. For investments that we control, portfolio companies are usually sold through an auction process, following the engagement of an investment bank. For performing investments that we do not control, the exit typically occurs when the sponsor or other party in control of the portfolio company decides to recapitalize or sell the business. In both instances, our debt investment is typically paid in full and any equity investment we own realizes a value consistent with the value realized by the controlling parties. For non-performing investments that we do not control, we may determine that based on the facts and circumstances relating to the investment, to accept an amount less than what we are legally owed with any such decision requiring approval by our Investment Committee.

Portfolio Valuation

FACT, with the assistance of our Investment Teams, and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each of our portfolio company investments. Our Board of Directors approves our portfolio valuations as required by the 1940 Act.

Competition

We compete with strategic buyers, private equity funds, mezzanine debt funds and other buyers and financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, and our telephone number is (301) 951-6122. In addition to our executive offices, we or subsidiaries of our wholly-owned portfolio company American Capital Asset Management, maintain offices in New York, Chicago, Dallas, Boston, Annapolis, London and Paris.

We make available all of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports free of charge on our internet website at www.AmericanCapital.com as soon as reasonably practical after such material is electronically filed with or furnished to the SEC. These reports are also available on the SEC's internet website at www.sec.gov. The public may also read and copy paper filings that we have made with the SEC at the SEC's Public Reference Room, located at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Employees

As of December 31, 2012, we employed 256 full-time employees compared to 249 and 242 full-time employees as of December 31, 2011 and 2010, respectively. We believe that we have excellent relations with our employees.

Business Development Company Requirements

We are a closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under the 1940 Act, and, as such, are subject to regulation under that act.

Qualifying Assets

As a BDC, we may not acquire any asset other than certain qualifying assets described in the 1940 Act, unless, at the time the acquisition is made, the value of such qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business include the following:

•	securities purchased in transactions not involving any public offering from:

a)
an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

b)
an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer's outstanding voting securities;

•
securities of an issuer described in clauses (a)(i) and (ii) above with respect to which we control (alone or together as a part of a group), we in fact exercise a controlling influence over such issuer's management or policies and a person affiliated with us is on the issuer's board of directors;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We make significant managerial assistance available to each of our portfolio companies.

Under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without consent of the holders of a majority of our outstanding voting securities. Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

Temporary Investments

Pending investment in other types of qualifying assets described in the 1940 Act, we may invest our funds in cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments. We refer to such assets and cash herein as temporary investments.

Leverage

The 1940 Act permits us, as a BDC, to issue senior debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage is at least 200% after each issuance of Senior Securities. Asset coverage is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock, subject to certain limitations under the 1940 Act. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of December 31, 2012, our asset coverage was 801%.

Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend.

Issuance of Stock

As a BDC, we are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, except (i) with the prior approval of a majority of our shareholders, (ii) in connection with a rights offering to our existing shareholders, or (iii) under such other circumstances as the SEC may permit. As of December 31, 2012, our NAV was $17.84 per share and our closing market price was $12.02 per share. As of the date of this filing, we do not have any authorization to issue shares of our common stock below our NAV per share.

Investment Objectives

Our primary business objectives are to increase our net earnings and NAV by investing in senior and mezzanine debt and equity securities of private companies and funds managed by American Capital Asset Management with attractive current yields and/or potential for equity appreciation and realized gains. Our investment objectives provide that:

•
We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to the acquisition the value of our qualifying assets under the 1940 Act amounts to less than 70% of the value of our total assets. See “Business Development Company Requirements” for a discussion of certain qualifying assets described in the 1940 Act. We believe that most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies with a market capitalization in excess of $250 million, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

•
We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•
We may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

•
We generally will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by our shareholders in connection with offerings of securities by companies in which we are a shareholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company (as defined in the 1940 Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

The above investment objectives have been set by our Board of Directors and do not require shareholder consent to be changed.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our Board of Directors.

SENIOR SECURITIES

Information about our Senior Securities is shown in the following tables as of December 31, 2012 for the periods indicated in the table, unless otherwise noted. The “–” indicates information which the SEC expressly does not require to be disclosed for certain types of Senior Securities. Ernst & Young LLP’s report on the Senior Securities table as of December 31, 2012 and 2011, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Asset Securitizations
2001	$103	$3,549	$—	N/A
2002	364	2,109	—	N/A
2003	724	2,400	—	N/A
2004	742	2,200	—	N/A
2005	1,233	2,175	—	N/A
2006	1,676	2,106	—	N/A
2007	2,416	2,335	—	N/A
2008	2,099	1,713	—	N/A
2009	1,792	1,562	—	N/A
2010	1,248	2,624	—	N/A
2011	665	4,647	—	N/A
2012	178	8,005	—	N/A
Secured Private Notes
2001	$—	$—	$—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	472	2,624	—	N/A
2011	47	4,647	—	N/A
2012	597	8,005	—	N/A
Secured Public Notes
2001	$—	$—	$—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	528	2,624	—	524
2011	528	4,647	—	518
2012	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Revolving Debt-Funding Facilities
2001	$148	$3,549	$—	N/A
2002	256	2,109	—	N/A
2003	116	2,400	—	N/A
2004	623	2,200	—	N/A
2005	755	2,175	—	N/A
2006	1,562	2,106	—	N/A
2007	1,466	2,335	—	N/A
2008	1,389	1,713	—	N/A
2009	1,388	1,562	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
Unsecured Private Notes
2001	$—	$—	$—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	167	2,200	—	N/A
2005	369	2,175	—	N/A
2006	392	2,106	—	N/A
2007	395	2,335	—	N/A
2008	392	1,713	—	N/A
2009	414	1,562	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
Unsecured Public Notes
2001	$—	$—	$—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	547	2,335	—	495
2008	548	1,713	—	232
2009	548	1,562	—	520
2010	11	2,624	—	11
2011	11	4,647	—	11
2012	—	—	—	N/A
Other Short-term Secured Financing
2001	$—	$—	$—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	29	2,200	—	N/A
2005	110	2,175	—	N/A
2006	296	2,106	—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
 _____________________

(a)
Total amount of each class of Senior Securities outstanding at the end of the period presented. Total amount of each class of Senior Securities outstanding is expressed in terms of dollar amounts per $1,000,000 of indebtedness.

(b)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(d)
Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable was based on actual pricing data obtained from third-party sources.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2012 (dollars in millions), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
ACAS CLO 2007-1, Ltd.		Secured Notes		$8.5	8.4	7.2
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Subordinated Notes		25.9	13.3	20.6
					21.7	27.8

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock	589		$6.4	$—
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt		6.4	3.7	2.0
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Common Stock	100%		6.0	17.2
					9.7	19.2

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest	90%		9.8	1.2
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
Aderant North America, Inc.	Internet Software & Services	Senior Debt		19.5	19.2	19.2
500 North Ridge Rd. Suite 800 Atlanta, GA 30350
Affordable Care Holding Corp.	Health Care Providers & Services	Convertible Preferred Stock	81,087		63.5	132.6
4990 Highway 70 West Kinston, NC 28504		Common Stock	20,139,669		15.6	33.3
					79.1	165.9
Air Distribution Technologies Inc.	Commercial Services & Supplies	Senior Debt		7.0	6.9	6.9
1301 W. President George Bush Highway Suite #330 Richardson, TX 75080
American Acquisition, LLC	Capital Markets	Senior Debt		5.2	5.2	5.2
5251 DTC Parkway 3rd Floor Greenwood Village, CO 80111
American Capital Asset Management, LLC	Capital Markets	Senior Debt		9.0	9.0	9.0
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Common Membership Interest	100%		140.1	819.4
					149.1	828.4

American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt		35.7	35.5	35.7
201 Gibraltar Road Suite 150 Horsham, PA 19044		Redeemable Preferred Stock	403,357		43.9	44.8
		Common Stock	128,681		10.8	—
		Common Stock Warrants	204,663		17.3	—
					107.5	80.5
AmWins Group LLC	Insurance	Senior Debt		10.0	9.8	9.8
4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt		6.4	6.4	6.4
2431 E. 61st Street Suite 710 Tulsa, OK 74136		Redeemable Preferred Stock	859		1.6	2.1
		Common Stock	3,061		5.0	—
					13.0	8.5
Ares IIIR/IVR CLO Ltd.		Subordinated Notes		20.0	15.5	16.3
1999 Avenue of the Stars Suite 900 Los Angeles, CA 90067
Ares VIII CLO, Ltd.		Preference Shares	6,241		5.7	3.8
280 Park Avenue New York, NY 10017
ASAP Industries Holdings, LLC	Energy Equipment & Services	Senior Debt		26.3	25.0	26.2
908 Blimp Road		Mezzanine Debt		19.7	19.5	19.7
Houma, LA 70363		Membership Units	100,000		28.9	25.1
					73.4	71.0

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Avalon Capital Ltd. 3		Preferred Securities	13,796		4.5	8.1
The Bank of New York Mellon, as Trustee 601 Travis Street 16th Floor Houston, TX 77002
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt		12.9	12.9	12.9
2610 E. Homestead Place		Mezzanine Debt		35.0	34.9	35.0
Rancho Dominguez, CA 90220		Convertible Preferred Stock	145,316		24.5	34.5
		Common Stock	13,031		1.8	2.9
					74.1	85.3
Babson CLO Ltd. 2006-II		Income Notes		15.0	8.8	17.4
201 South College Street Suite 2400 Charlotte, NC 28244
BALLYROCK CLO 2006-2 LTD.		Deferrable Notes		2.0	1.7	1.5
Exchange Place Boston, MA 02109
Banc of America Commercial Mortgage Trust 2007-1	Real Estate	Commercial Mortgage Pass- Through Certificates		12.4	4.0	0.2
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
BBB Industries, LLC	Auto Components	Senior Debt		21.2	21.2	20.7
14A Section B, Brookley Industrial Complex Mobile, AL 36615
Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest			7.1	6.9
48 Wall Street 31st Floor New York, NY 10005
CAMP International Holding Co.	Transportation Infrastructure	Senior Debt		12.0	11.7	12.0
60 Wall Street Front 1 New York, NY 10005
Capital.com, Inc.	Diversified Financial Services	Common Stock	8,500,100		0.9	—
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
CD 2007-CD4 Commercial Mortgage Trust	Real Estate	Commercial Mortgage Pass- Through Certificates		14.0	8.7	0.2
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
CD 2007-CD5 Mortgage Trust	Real Estate	Commercial Mortgage Pass- Through Certificates		14.8	8.8	0.5
Deutsche Bank as Trustee 1761 E. Street Andrew Place Santa Ana, CA 92705
Cent CDO 12 Limited		Income Notes		26.4	13.0	26.1
100 N. Sepulveda Blvd. Suite 650 El Segundo, CA 90245
Centurion CDO 8 Limited		Subordinated Notes		5.0	2.1	2.8
100 N. Sepulveda Blvd. Suite 650 El Segundo, CA 90245
Champlain CLO		Preferred Securities	1,000,000		0.5	0.1
The Bank of New York Mellon, as Trustee 601 Travis Street 16th Floor Houston, TX 77002
CH Holding Corp.	Leisure Equipment & Products	Senior Debt		19.8	19.8	19.8
111 Kayaker Way		Redeemable Preferred Stock	21,215		42.7	—
Easley, SC 29642					62.5	19.8

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
CIBT Investment Holdings, LLC	Commercial Services & Supplies	Common Stock	13,381		8.9	16.5
C/O ABRY Partners 111 Huntington Avenue 30th Floor Boston, MA 02199
CIBT Travel Solutions, LLC	Commercial Services & Supplies	Convertible Preferred Stock	858,410		—	1.2
1650 Tysons Blvd. Suite 1350 McLean, VA 22102
Citigroup Commercial Mortgage Securities Trust 2007-C6	Real Estate	Commercial Mortgage Pass- Through Certificates		67.5	30.4	7.4
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
CML Pharmaceuticals, Inc.	Life Sciences Tools & Services	Mezzanine Debt		40.0	39.6	40.0
W130 N10497 Washington Drive		Convertible Preferred Stock	100,000		57.0	45.9
Germantown, WI 53022					96.6	85.9
CMX Inc.	Construction & Engineering	Senior Debt		4.5	4.4	—
200 State Highway Nine P.O. Box 900 Manalapan, NJ 07726-0900
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass- Through Certificates		3.7	2.5	0.1
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
CoLTs 2005-1 Ltd.		Preference Shares	360		2.0	0.4
Walkers SPV Limited, Walker House P.O. Box 908 GT, Mary Street George Town, Grand Cayman
CoLTs 2005-2 Ltd.		Preference Shares	34,170,000		23.8	8.7
Walkers SPV Limited, Walker House P.O. Box 908 GT, Mary Street George Town, Grand Cayman
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Senior Debt		1.1	1.1	1.1
101 Billerica Avenue Building 5 N. Billerica, MA 01862		Convertible Preferred Stock	11,532,842		12.4	2.3
					13.5	3.4
Core Financial Holdings, LLC	Diversified Financial Services	Common Units	57,940,360		46.5	2.8
8080 North Central Expressway Suite 800 Dallas, TX 75206
Credit Suisse Commercial Mortgage Trust Series 2007-C4	Real Estate	Commercial Mortgage Pass- Through Certificates		20.8	10.3	1.1
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
CREST Exeter Street Solar 2004-2		Preferred Securities	3,089,177		5.0	3.1
C/O Walkers SPV Limited, Walker House P.O. Box 908 GT, Mary Street George Town, Grand Cayman
Delsey Holding S.A.S.	Textiles, Apparel & Luxury Goods	Senior Debt		20.8	20.5	16.9
215 Avenue des Nations Roissey CDG Cedex 95970 France
DelStar, Inc.	Building Products	Redeemable Preferred Stock	26,613		28.6	45.6
601 Industrial Drive		Convertible Preferred Stock	29,569		4.0	5.2
Middletown, DE 19709		Common Stock Warrants	89,020		16.9	15.7
					49.5	66.5
Dyno Holding Corp.	Auto Components	Senior Debt		40.3	40.2	40.3
2191 Mendenhall Drive		Mezzanine Debt		31.9	29.4	18.9
Suite 105		Convertible Preferred Stock	389,759		40.5	—
North Las Vegas, NV 89081		Common Stock	97,440		10.1	—
					120.2	59.2

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Easton Bell Sports, LLC	Leisure Equipment & Products	Redeemable Preferred Stock	1,171		2.0	2.0
669 Sugar Lane		Common Units	3,830,068		0.8	0.1
Elyria, OH 44035					2.8	2.1
Eaton Vance CDO X plc		Secured Subordinated Income Notes		15.0	12.2	12.1
255 State Street Boston, MA 02109
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Mezzanine Debt		16.3	16.3	16.3
1107 Tourmaline Drive		Common Stock	583		11.1	10.4
Newbury Park, CA 91320					27.4	26.7
Egenera, Inc.	Computers & Peripherals	Mezzanine Debt		5.4	3.2	0.5
165 Forest Street Marlboro, MA 01752		Common Stock	8,569,905		25.4	—
					28.6	0.5
eLynx Holdings, Inc.	IT Services	Senior Debt		1.9	1.9	1.9
7870 East Kemper Road		Convertible Preferred Stock	11,728		25.8	32.1
Suite 200		Redeemable Preferred Stock	21,113		9.0	5.4
Cincinnati, OH 45249		Common Stock	11,261		1.1	—
		Common Stock Warrants	1,078,792		13.1	—
					50.9	39.4
Essex Park CDO Ltd.		Preferred Securities	5,750,000		3.1	3.4
The Bank of New York Mellon, as Trustee 601 Travis Street 16th Floor Houston, TX 77002
European Capital Limited	Diversified Financial Services	Subordinated Debt		109.2	109.1	109.2
25 Bedford Street London WC2E 9ES England		Ordinary Shares	100%		1,267.3	700.2
					1,376.4	809.4
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt		46.7	46.2	46.7
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Common Membership Units	58,297		44.5	3.8
					90.7	50.5
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt		42.3	31.9	40.0
2859 Paces Ferry Road		Redeemable Preferred Stock	919		0.9	—
Suite 510		Convertible Preferred Stock	861,364		20.9	—
Atlanta, GA 30339					53.7	40.0
FL Acquisitions Holdings, Inc.	Computers & Peripherals	Senior Debt		40.1	40.1	40.1
425 E. Colorado Street		Mezzanine Debt		69.8	36.9	14.4
Suite 100		Redeemable Preferred Stock	583,000		0.6	—
Glendale, CA 91205		Common Stock	129,514		15.6	—
					93.2	54.5
Flagship CLO V		Deferrable Notes		1.7	1.4	1.3
Maples Finance Limited P.O. Box 1093GT, Queensgate House South Church Street Grand Cayman		Subordinated Securities	15,000		7.8	11.1
					9.2	12.4

Flexera Software, LLC	Software	Senior Debt		15.0	14.1	15.1
1000 East Woodfield Road Schaumburg, IL 60173
Foamex Innovations, Inc.	Household Durables	Common Stock Warrants	14,134		—	0.5
1400 N. Providence Road Suite 2000 Media, PA 19063
Formed Fiber Technologies, Inc.	Auto Components	Common Stock	31,250		8.1	—
125 Allied Road P.O. Box 1300 Auburn, ME 04211-1300
Fosbel Global Services (LUXCO) S.C.A.	Commercial Services & Supplies	Mezzanine Debt		85.6	45.2	37.3
C/O Fosbel Europe GMBH		Redeemable Preferred Stock	18,449,456		18.5	—
Barentstrasse 15		Convertible Preferred Stock	1,519,368		3.0	—
D-53881 Euskirchen		Common Stock	108,526		0.2	—
Germany					66.9	37.3
FPI Holding Corporation	Food Products	Senior Debt		38.0	34.0	11.1
38773 Road 48 Dinuba, CA 93618
FreeConference.com, Inc.	Diversified Telecommunication Services	Senior Debt		8.1	6.4	5.2
425 E. Colorado St. Suite 500 Glendale, CA 91205

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Future Food, Inc.	Food Products	Senior Debt		1.6	1.6	—
1420 Valwood Parkway		Common Stock	64,917		12.9	—
Suite 164		Common Stock Warrants	6,500		1.3	—
Carrollton, TX 75006					15.8	—
Galaxy III CLO, Ltd		Subordinated Notes		4.0	1.4	0.6
1 Sun America Center 37th Floor Los Angeles, CA 90067
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt		20.6	19.0	20.9
#1 Sterling Lane		Convertible Preferred Stock	4,000		1.0	—
P.O. Box 839		Common Stock	100%		0.7	—
Columbus, MT 59019					20.7	20.9
Halex Holdings, Inc.	Construction Materials	Senior Debt		14.4	9.8	7.4
750 S. Reservoir St.		Redeemable Preferred Stock	6,482,972		6.6	—
Pomona, CA 91766-3815					16.4	7.4
HALT Medical, Inc.	Health Care Equipment & Supplies	Senior Debt		21.9	20.8	20.7
592 Rosso Court		Convertible Preferred Stock	5,592,367		8.9	13.3
Pleasanton, CA 94566		Common Stock	131,315		0.1	0.3
		Common Stock Warrants	5,653,978		—	5.1
					29.8	39.4
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	Membership Unit	1		1.5	1.5
161 Worchester Road Suite 606 Framingham, MA 01701
HMSC Corporation	Insurance	Senior Debt		3.5	2.7	0.8
3715 Northside Parkway NW Building 200 Suite 800 Atlanta, GA 30327
IEE Holding 1 S.A.	Auto Components	Common Stock	250,000		4.5	11.9
11 Rue Edmond Reuter L-5326 Contern Germany
IS Holdings I, Inc.	Software	Common Stock	1,165,930		—	14.4
17911 Von Karman Avenue Irvine, CA 92614
JHCI Acquisition, Inc.	Air Freight & Logistics	Senior Debt		19.0	19.0	16.9
P.O. Box 224 Des Moines, IA 50301
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11	Real Estate	Commercial Mortgage Pass- Through Certificates		52.3	9.0	0.7
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
KIK Custom Products, Inc.	Household Products	Senior Debt		22.5	22.5	18.0
33 Macintosh Blvd Concord, ON L4K 4L5 Canada
LB-UBS Commercial Mortgage Trust 2007-C6	Real Estate	Commercial Mortgage Pass- Through Certificates		36.6	20.2	0.9
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
LB-UBS Commercial Mortgage Trust 2008-C1	Real Estate	Commercial Mortgage Pass- Through Certificates		19.4	7.4	1.1
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
LCW Holdings, LLC	Real Estate	Senior Debt		10.2	10.3	10.4
1334 Parkview Ave Suite 325A Manhattan Beach, CA 90266
LightPoint CLO IV, LTD		Income Notes		6.7	7.3	5.6
200 W. Monroe St. Suite 1330 Chicago, IL 60606

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
LightPoint CLO VII, Ltd.		Subordinated Notes		9.0	4.0	7.8
200 W. Monroe St. Suite 1330 Chicago, IL 60606
LightPoint CLO VIII, Ltd.		Deferrable Notes		7.0	6.6	6.7
200 W. Monroe St. Suite 1330 Chicago, IL 60606
LLSC Holdings Corporation	Personal Products	Mezzanine Debt		5.5	5.5	5.5
3500 Holly Lane North		Convertible Preferred Stock	7,496		8.1	15.1
Suite 10		Common Stock	833		—	1.7
Plymouth, MN 55447		Common Stock Warrants	675		—	1.4
					13.6	23.7
LVI Holdings, LLC	Professional Services	Senior Debt		2.7	2.7	2.7
9501 Hillwood Drive		Mezzanine Debt		14.5	8.9	2.9
Las Vegas, NV 89134					11.6	5.6
Mayport CLO Ltd.		Income Notes		14.0	9.5	10.4
840 Newport Center Drive Newport Beach, CA 92660
Mirion Technologies, Inc.	Electrical Equipment	Convertible Preferred Stock	424,188		75.6	184.6
Bishop Ranch 8 3000 Executive Parkway Suite 222 San Ramon, CA 94583		Common Stock	55,290		5.5	11.6
		Common Stock Warrants	222,414		18.6	46.6
					99.7	242.8
Mitchell International, Inc.	IT Services	Senior Debt		5.0	5.0	4.7
9889 Willow Creek Road San Diego, CA 92131
ML-CFC Commercial Mortgage Trust 2007-6	Real Estate	Commercial Mortgage Pass- Through Certificates		9.8	3.2	0.1
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass- Through Certificates		10.0	5.8	0.5
USBank as trustee 190 S. LaSalle Street Chicago, IL 60603
Montgomery Lane, LLC	Diversified Financial Services	Common Membership Units	100		1.5	4.2
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt		33.3	33.3	33.3
1655 N. Tegner		Redeemable Preferred Stock	2,485		1.6	1.6
Wickenburg, AZ 85390		Convertible Preferred Stock	51,351		18.2	21.0
					53.1	55.9
NBD Holdings Corp.	Diversified Financial Services	Convertible Preferred Stock	84,174		8.6	2.1
One Lovell Avenue Mill Valley, CA 94941		Common Stock	633,408		0.1	—
					8.7	2.1
NECCO Holdings, Inc.	Food Products	Senior Debt		17.0	15.1	10.5
135 American Legion Highway		Common Stock	860,189		0.1	—
Revere, MA 02151-2405					15.2	10.5
NECCO Realty Investments, LLC	Real Estate	Senior Debt		53.3	32.8	31.0
135 American Legion Highway		Common Membership Units	7,450		4.9	—
Revere, MA 02151-2405					37.7	31.0
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt		2.5	2.5	2.2
C/O MidAtlantic Agency 7700 Congress Avenue Suite 3106 Boca Raton, FL 33487
Neways Holdings, L.P.	Personal Products	Senior Debt		10.3	10.3	9.8
2089 West Neways Drive		Common Units	10.6%		9.5	3.6
Springville, UT 84663					19.8	13.4
NYLIM Flatiron CLO 2006-1 LTD.		Subordinated Securities	10,000		4.1	7.7
C/O Walkers SPV Limited, Walker House P.O. Box 908 GT, Mary Street George Town, Grand Cayman

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Octagon Investment Partners VII, Ltd.		Preferred Securities	5,000,000		1.9	3.0
U.S. Bank Global Corporate Trust Services One Federal Street 3rd Floor Boston, MA 02110
Octagon Investment Partners XIV, Ltd.		Subordinated Notes		10.0	9.0	9.0
U.S. Bank Global Corporate Trust Services One Federal Street 3rd Floor Boston, MA 02110
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt		85.7	71.2	72.8
30 Tozer Road		Common Stock	72,953		54.3	1.3
Beverly, MA 01915					125.5	74.1
Pan Am International Flight Academy, Inc.	Professional Services	Mezzanine Debt		51.2	51.1	51.2
P.O. Box 660920		Convertible Preferred Stock	14,938		14.9	0.8
Miami, FL 33266					66.0	52.0
Paradigm Precision Holdings, LLC	Aerospace & Defense	Mezzanine Debt		164.0	139.8	147.0
404 W. Guadalupe Road		Common Membership Units	478,488		17.5	—
Tempe, AZ 85283					157.3	147.0
Parts Holding Coörperatief U.A	Distributors	Membership Entitlements	173,060		6.4	0.9
119 - 131 Avenue Rene Morin 91427 Morangis Cedex France
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt		5.9	5.9	5.9
2968 Randolph Ave.		Mezzanine Debt		29.0	19.1	12.0
Costa Mesa, CA 92626		Common Stock	367,881		4.2	—
					29.2	17.9
PHI Acquisitions, Inc.	Internet & Catalog Retail	Mezzanine Debt		27.4	27.3	27.4
222 Mill Road		Redeemable Preferred Stock	36,267		25.4	37.0
Chelmsford, MA 01824		Common Stock	40,295		3.9	2.7
		Common Stock Warrants	116,065		11.6	7.6
					68.2	74.7
Plumbing Holding Corporation	Building Products	Common Stock	342,500		11.1	—
3249 Moody Parkway P.O. Box 580 Moody, AL 35004
Primrose Holding Corporation	Diversified Consumer Services	Common Stock	4,213		1.2	3.1
3660 Cedarcrest Road Acworth, GA 30101
Qioptiq S.à r.l.	Electronic Equipment, Instruments & Components	Mezzanine Debt		36.9	36.7	36.7
25 Avenue Pierre de Coubertin Cedex 13 75647 Paris France
Qualitor Component Holdings, LLC	Auto Components	Redeemable Preferred Units	3,150,000		3.2	—
24800 Denso Drive		Common Units	350,000		0.3	—
Suite 255 Southfield, MI 48034					3.5	—
Qualium I	Capital Markets	Common Stock	247,939		3.1	3.4
41 Avenue de Friedland 75008 Paris France
Radar Detection Holdings Corp.	Household Durables	Convertible Preferred Stock	7,075		0.7	1.9
5440 West Chester Rd.		Common Stock	40,688		0.6	2.1
West Chester, OH 45069					1.3	4.0
RDR Holdings, Inc.	Household Durables	Mezzanine Debt		31.9	31.8	31.9
4701 Old Shepard Place		Redeemable Preferred Stock	133		13.3	—
Plano, TX 75093		Convertible Preferred Stock	1,541		192.3	—
		Common Stock	15,414		32.7	—
					270.1	31.9
Rebellion Media Group Corp.	Internet Software & Services	Senior Debt		22.7	20.8	21.6
503 Imperial Road		Convertible Preferred Stock	2,081,879		7.6	6.5
Guelph,ON N1H 6T9 Canada					28.4	28.1
Roark - Money Mailer, LLC	Media	Common Membership Units	3.5%		0.2	0.4
14271 Corporate Drive Garden Grove, CA 92843

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Sapphire Valley CDO I, Ltd.		Subordinated Notes		14.0	14.8	16.7
201 South College Street Suite 2400 Charlotte, NC 28244
Scanner Holdings Corporation	Computers & Peripherals	Mezzanine Debt		16.1	16.1	16.1
2750 Crestwood Boulevard		Convertible Preferred Stock	77,640,000		8.1	16.9
Birmingham, AL 35210		Common Stock	78,242		0.1	—
					24.3	33.0
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Convertible Preferred Stock	1,101,673		169.6	169.6
300 Conshohocken State Rd.		Common Stock	275,419		27.5	—
Suite 450 West Conshohocken, PA 19428					197.1	169.6
Soil Safe Holdings, LLC	Professional Services	Senior Debt		40.3	40.2	39.7
6700 Alexander Bell Drive		Mezzanine Debt		83.4	61.1	71.2
Suite 300 Columbia, MD 21046					101.3	110.9
Specialty Brands Holdings, Inc.	Food Products	Mezzanine Debt		37.0	36.9	37.1
1400 Old Country Rd.		Redeemable Preferred Stock	122,017		13.3	19.0
Suite 103		Common Stock	128,175		2.3	25.7
Westbury, NY 11590		Common Stock Warrants	56,819		1.4	11.4
					53.9	93.2
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt		46.3	46.1	46.3
700 East Main Street		Mezzanine Debt		57.0	56.7	57.0
Waunakee, WI 53597-0158		Convertible Preferred Stock	84,043		65.9	65.8
		Common Stock	84,043		—	18.5
					168.7	187.6
Spring Air International, LLC	Household Durables	Common Membership Units	49%		2.1	—
70 Everett Ave. Chelsea, MA 02150
Survey Sampling International, LLC	Media	Mezzanine Debt		41.9	41.5	41.5
6 Research Drive Shelton, CT 06484
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt		27.5	27.5	22.8
4101 Shuffel Dr.		Common Units	490,000		2.0	5.5
North Canton, OH 44720					29.5	28.3
The Tensar Corporation	Construction & Engineering	Senior Debt		101.5	100.2	100.7
2500 Northwinds Parkway		Convertible Preferred Stock	12,135,088		56.0	67.9
Suite 500		Common Stock Warrants	6,521,904		1.3	1.7
Alpharetta,GA 30009					157.5	170.3
ThreeSixty Sourcing, Inc.	Commercial Services & Supplies	Common Stock Warrants	35		4.1	—
19511 Pauling Foothill Ranch, CA 92610-2619
Transtar Holding Company	Auto Components	Senior Debt		8.0	7.8	7.8
7350 Young Dr Cleveland, OH 44146
Tyden Cayman Holdings Corp.	Electronic Equipment, Instruments & Components	Convertible Preferred Stock	26,977		0.1	0.1
C/O Walkers SPV Limited, Walker House		Common Stock	3,218,667		3.8	3.2
P.O. Box 908 GT, Mary Street George Town, Grand Cayman					3.9	3.3
UFG Real Estate Holdings, LLC	Real Estate	Common Membership			—	0.9
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
Unipex Neptune International S.A.S.	Chemicals	Senior Debt		10.8	10.8	10.8
3 Rue du Colonel Moll 75017 75017 Paris France
Unique Fabricating Incorporated	Auto Components	Senior Debt		5.2	5.2	5.2
800 Standard Parkway		Redeemable Preferred Stock	301,556		18.8	23.4
Auburn Hills, MI 48326		Common Stock Warrants	6,862		0.2	—
					24.2	28.6
Unwired Holdings, Inc.	Electronic Equipment, Instruments & Components	Senior Debt		10.4	10.4	10.4
7600 Jericho Turnpike		Mezzanine Debt		42.1	26.7	42.1
Suite 100		Redeemable Preferred Stock	1,890		1.9	—
Woodbury, NY 11797					39.0	52.5

Company (1)	Industry	Investments	# of shares/ units owned	Principal	Cost	Fair Value
Vitesse CLO, Ltd.		Preferred Securities	20,000,000		13.0	16.0
200 Park Avenue Suite 2200 New York, NY 10166
Wachovia Bank Commercial Mortgage Trust 2007-C31	Real Estate	Commercial Mortgage Pass- Through Certificates		20.0	10.7	0.8
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass- Through Certificates		52.0	18.1	2.6
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass- Through Certificates		64.7	33.3	1.8
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
Wachovia Bank Commercial Trust 2006-C28	Real Estate	Commercial Mortgage Pass- Through Certificates		5.0	2.8	0.1
Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747
Warner Power, LLC	Electrical Equipment	Mezzanine Debt		6.6	6.6	6.6
40 Depot Street Warner, NH 03278		Redeemable Preferred Membership Units	3,796,269		3.0	0.3
		Common Membership Units	27,400		1.9	—
					11.5	6.9
WFS Holding, LLC	Software	Preferred Membership Units	20,403,772		2.1	3.4
875 Indianhead Drive Mosinee, WI 54455-0037
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock	703,406		45.6	85.1
9625 Sky Park Court		Common Stock	175,853		11.4	21.3
Suite 100 San Diego, CA 92123					57.0	106.4
WP CPP Holdings, LLC	Aerospace & Defense	Senior Debt		40.0	39.2	39.2
4200 W Valley Blvd. Ponoma, CA 91766
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt		103.5	103.1	102.5
1407 George Rd.		Convertible Preferred Stock	2,008,575		238.0	105.5
Ashland, OH 44805-9281		Common Stock	502,144		49.9	—
					391.0	208.0

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance, when accepted by the portfolio company, typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience and expertise in manufacturing services, consumer products, supply chain management, outsourcing and other services that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies. As of December 31, 2012, we had board seats at 56 out of 96 of our private finance portfolio companies and had board observation rights at other private finance portfolio companies. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

The following is a summary of additional information concerning European Capital and American Capital Asset Management, our only portfolio companies in which our investment represented 5% or more of our assets at fair value as of December 31, 2012. For additional information relating to the value of our investments in these portfolio companies, see our consolidated financial statements as of December 31, 2012, appearing elsewhere in this prospectus.

European Capital

Please see additional information regarding European Capital beginning on page 57 of this prospectus as well as Exhibit 99.2.

American Capital Asset Management

Please see additional information regarding American Capital Asset Management beginning on page 55 of this prospectus as well as Exhibit 99.3.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our Board of Directors. All other investments are valued at fair market value as determined in good faith by our Board of Directors. In making such determination, our Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our Board of Directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently has eight members, seven of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, in relation to us (the “Independent Directors”). There is one vacancy on our Board of Directors. Our Board of Directors elects our officers, who serve at the pleasure of our Board of Directors.

Pursuant to our Certificate of Incorporation, shareholders elect each of the members of our Board of Directors annually. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions as of July 15, 2013.

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)(2)	61	Chief Executive Officer and Chairman of the Board of Directors
Executive Officers:
John R. Erickson	53	President, Structured Finance and Chief Financial Officer
Ira J. Wagner	60	President, European Private Finance
Samuel A. Flax	57	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Brian S. Graff	47	Senior Vice President and Senior Managing Director
Gordon J. O’Brien	48	President, Specialty Finance and Operations
Darin R. Winn	48	Senior Vice President and Senior Managing Director
Directors:
Mary C. Baskin (2000)	62	Director
Neil M. Hahl (1997)	65	Director
Philip R. Harper (1997)	69	Director
John A. Koskinen (2007)	74	Director
Stan Lundine (1997)	74	Director
Susan K. Nestegard (2013)	52	Director
Kenneth D. Peterson, Jr. (2001)	60	Director
Alvin N. Puryear (1998)	76	Director
 _______________________

(1)	For directors, year first elected as director is shown.

(2)	Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus. Mr. Wilkus founded American Capital in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as our President from 2001 to 2008 and from 1986 to 1999. In addition, Mr. Wilkus is the President of American Capital Asset Management, our fund management portfolio company. He is also Chief Executive Officer and Chair of the Board of Directors of American Capital Agency Corp. and Chief Executive Officer and Chair of the Board of Directors of American Capital Mortgage Investment Corp. Mr. Wilkus' extensive board and senior executive experience investing in and managing private and public investment vehicles and his financial expertise and deep knowledge of our business as our founder and Chief Executive Officer strengthen our Board's collective qualifications, skills, experience and viewpoints.

Mary C. Baskin. Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner of Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit, for the Bank of Montreal. The Board has determined that Ms. Baskin is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act. Ms. Baskin's experience in finance, accounting, risk management and executive compensation matters strengthens our Board's collective qualifications, skills, experience and viewpoints.

John R. Erickson. Mr. Erickson has served as the President, Structured Finance since 2008 and as our Chief Financial Officer (“CFO”) since 1998. He also served as our Secretary from 1999 to 2005 and an Executive Vice President from 2001 to 2008. From 1998 to 2001, Mr. Erickson was a Vice President. He is also Chief Financial Officer, Executive Vice President and a member of the Board of Directors of American Capital Mortgage Investment Corp. and Chief Financial Officer, Executive Vice President and a member of the Board of Directors of American Capital Agency Corp.

Samuel A. Flax. Mr. Flax has served as an Executive Vice President and our General Counsel (“GC”), Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. He is also Executive Vice President, Secretary and a member of the Board of

Directors of American Capital Agency Corp. and Executive Vice President, Secretary and a member of the Board of Directors of American Capital Mortgage Investment Corp. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Brian S. Graff. Mr. Graff has served as a Senior Vice President since 2004 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2004 to 2005 he served as a Managing Director. Mr. Graff also served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Neil M. Hahl. Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer and a Director of The Penn Central Corporation. The Board has also determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act). Mr. Hahl's public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board's collective qualifications, skills, experience and viewpoints.

Philip R. Harper. Mr. Harper is the retired Chairman of US Investigations Services, Inc. (“USIS”) (k/n/a Altegrity Risk International), a company that provides business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. He served as Chairman from 1996 to 2007. From 1996 to 2005, he was also the Chief Executive Officer and President of USIS. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units. Mr. Harper's extensive senior executive officer and board service and his experience with executive compensation and corporate governance matters strengthen our Board's collective qualifications, skills, experience and viewpoints.

John A. Koskinen. Mr. Koskinen served as the Non-Executive Chairman of Freddie Mac from September 2008 to February 2012 and also served as the interim CEO and the person performing the function of Principal Financial Officer of Freddie Mac for six months during 2009. Prior to that he was President of the United States Soccer Foundation and a member of its Board from 2004 to 2008. He has also been a member of the Board of Directors of AES Corporation since 2004. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia. From 1994 to 2000, Mr. Koskinen served in the White House as Deputy Director for Management of the Office of Management and Budget and Assistant to the President and Chair of the President's Council on Year 2000 Conversion. Prior to his service with the U.S. government, Mr. Koskinen served as the Vice President and later the President and Chief Executive Officer of The Palmieri Company, a company which restructured large, troubled operating companies. He was also a member of the Board of Trustees of Duke University from 1985 to 1997, serving as Chairman of the Board from 1994 to 1997. The Board has also determined that Mr. Koskinen is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act). Mr. Koskinen's extensive board, government and senior executive experience managing a wide range of companies and divisions engaged in a variety of activities and his finance and risk management expertise strengthen our Board's collective qualifications, skills, experience and viewpoints.

Stan Lundine. Mr. Lundine is currently retired. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit Physician/Hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chaired several boards and councils in addition to assisting the Governor on a variety of tasks. From 1976 until 1987, Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine has been a Director of John G. Ullman and Associates, Inc. and serves on the Advisory Board of M&T Bank. He also served on the Board of Directors of Chautauqua Institution and the Robert H. Jackson Center. Previously he was also on the Board of Directors of U.S. Investigations Services, Inc. and National Forge Co. Mr. Lundine's extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board's collective qualifications, skills, experience and viewpoints.

Susan K. Nestegard. Ms. Nestegard is former Executive Vice President and President, Global Healthcare Sector, of Ecolab Inc., a provider of water, hygiene and energy technologies and services.  She led the healthcare sector from 2008 - 2012, and was Senior Vice President, Research, Development and Engineering, and Chief Technical Officer for Ecolab from 2003 to 2008. Ms. Nestegard also has over 20 years experience with 3M Company in research and development, technology leadership, and business management. Since 2009, she has been a Director of Hormel Foods Corporation (NYSE: HRL). Ms. Nestegard's extensive senior executive and public company board service and corporate operational experience strengthen our Board's collective qualifications, skills, experience and viewpoints.

Gordon J. O’Brien. Mr. O'Brien has served as the President, Specialty Finance and Operations since 2008. From 2001 to 2008 he served as a Senior Vice President and Managing Director. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a Principal. Mr. O'Brien was a Vice President at Pennington Partners & Company, a private equity fund from 1995 to 1998.

Kenneth D. Peterson, Jr. Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a private equity firm holding interests in domestic and international telecommunications, specialty chemicals, real estate and other industries, since 1988. He is also a member of the Board of Directors of Metro One Telecommunications, Inc., Pac-West Telecomm, Inc. and Washington Policy Center. Mr. Peterson's extensive board, senior executive and private equity experience strengthens our Board's collective qualifications, skills, experience and viewpoints.

Alvin N. Puryear. Dr. Puryear is Professor Emeritus of Management and Entrepreneurship at Baruch College of the City University of New York where he was the initial recipient of the Lawrence N. Field Professorship in Entrepreneurship. Dr. Puryear is also a management consultant, who advises existing and new businesses with high-growth potential. Prior to his appointment at Baruch College, Dr. Puryear was on the faculty of the graduate school of business administration at Rutgers University. During leaves-of-absence from Baruch, he served as a Vice President at the Ford Foundation and First Deputy Comptroller for the City of New York. Before joining the academic community, he held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Corporation, respectively. He is also a member of the Boards of Directors of American Capital Agency Corp. and American Capital Mortgage Investment Corp. In the past five years, Dr. Puryear also served as a director of North Fork Bancorporation, North Fork Bank, and the Bank of Tokyo-Mitsubishi UFG Trust Company. Dr. Puryear's extensive academic and board service and his experience in finance, corporate governance and executive compensation matters strengthen our Board's collective qualifications, skills, experience and viewpoints.

Ira J. Wagner. Mr. Wagner has served as the President, European Private Finance since 2008. He previously served as our Chief Operating Officer from 2001 to 2008 and as a Senior Vice President in 2001, prior to becoming an Executive Vice President from 2001 to 2008. He has been an employee since 1997 and has also held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn. Mr. Winn has served as a Senior Vice President since 2002 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2002 to 2005 he served as a Managing Director. Mr. Winn also served as a Vice President from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining the Company, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Board Leadership Structure

Our Board of Directors is currently comprised of eight independent directors and one employee director, Mr. Wilkus. Mr. Wilkus has served as our Chairman and Chief Executive Officer since he founded the company in 1986, except for the period from 1997 to 1998, during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. We believe that combining the positions of Chairman and Chief Executive Officer is the best corporate governance leadership structure for the company because it permits clear accountability, effective decision-making and alignment on corporate strategy. We also believe that this structure is particularly appropriate and beneficial to us because it most effectively utilizes Mr. Wilkus' broad experience and knowledge regarding the company, including by allowing him to set the agendas and priorities of the Board and lead discussions on our business and strategy.

Although we believe that it is more effective for us to combine the positions of Chairman and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board's independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in The NASDAQ Stock Market listing standards (the “NASDAQ listing standards”). Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under the 1940 Act. In addition, each of our Board's Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

Further, it is our Board's policy as a matter of good corporate governance to have a majority of our independent directors annually elect a “lead independent director” to preside over regular meetings of the independent directors, without management or employee directors present, to facilitate the Board's effective independent oversight of management. The designation of a lead independent director is for a three-year term and a lead independent director may run for re-election at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on July 22, 2010, Mr. Harper was designated as the lead director for the current three-year term.

Committees of Our Board of Directors

Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in Nasdaq listing standards. Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under Section 2(a)(19) of the 1940 Act. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee's charter which was adopted by the Board of Directors and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on February 21, 2008, and October 25, 2012, following a review by this committee. This committee's meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of management. The Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the independent external audit function and the internal audit function and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit and Compliance Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Koskinen. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board of Directors has determined that each of Ms. Baskin and Messrs. Hahl and Koskinen is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee. This committee has the responsibility for setting the terms of employment of our Chief Executive Officer and reviewing and approving the salaries, incentive payments and other compensation and benefits of the other executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of the our other employees, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee's charter, which was adopted by the Board and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on March 8, 2007, February 21, 2008, October 25, 2012 and May 16, 2013, following a review by this committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

Under its charter, the Compensation and Corporate Governance Committee has the authority to select, retain and terminate compensation consultants. The Compensation and Corporate Governance Committee did not retain any compensation consultants in 2012.

The Compensation and Corporate Governance Committee also serves as the Board of Directors' standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Candidates proposed by shareholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate's ability to best represent the interests of our shareholders, integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings.  Under our Bylaws and Delaware law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors held 14 meetings during 2012. The Compensation and Corporate Governance Committee held 9 meetings during 2012, the Audit and Compliance Committee held 8 meetings during 2012, and the Executive Committee held 2 meetings in 2012. Each of the directors attended at least 86% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2012 Annual Meeting, all eight directors attended in person.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “Interested Persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. These directors also designate a director who is “independent,” as defined in Rule 5605(a)(2) of the NASDAQ listing standards, to serve as the “lead independent director” and preside at these meetings. The designation of a lead independent director is for a three-year term and a lead independent director may run for re-election at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on July 22, 2010, Mr. Harper was designated as the lead director for the current three-year term. Presently, our disinterested directors meet quarterly and may hold additional meetings at the request of the lead independent director or another disinterested director.

STOCK TRADING PLANS

Our Board of Directors has established a policy to permit certain employees who are considered “financial insiders” to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Exchange Act. The policy allows our participating employees to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established this policy to allow these employees to sell certain shares of our common stock to cover applicable federal, state, and local withholding taxes incurred in connection with distributions from our performance incentive plan during a closed trading window.

DIVIDEND REINVESTMENT PLAN

Pursuant to the DRIP, a shareholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to Computershare Trust Company, N.A., the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our Board of Directors declares a dividend or distribution.

When we declare a dividend or distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in shares of our common stock. The DRIP administrator will generally purchase shares from us as newly issued or treasury shares at a 2% discount from the “market price”. However, if the market price per share of our common stock on the dividend payment date does not exceed 110% of the NAV per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average per share purchase price. The “market price” of our common stock on a particular date will be equal to the average of the daily high and low trading prices reported in The Wall Street Journal NASDAQ listings for the five days on which trading of shares take place immediately prior to the dividend or distribution payment date. We believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our Board of Directors may choose to contribute newly issued shares of our common stock to the DRIP, in lieu of the payment of cash dividends on shares held in the DRIP. The DRIP administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the DRIP participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The DRIP administrator maintains all shareholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Our common stock in the account of each Plan participant is held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting the DRIP administrator at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 1,000,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation. Reference is made to our Certificate of Incorporation, for a detailed description of the provisions summarized below. If any of our Securities are convertible into or exchangeable for other Securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying Securities. These terms may also include provisions under which the number or amount of other Securities to be received by the holders of the Securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Outstanding Capital Stock. The following are the classes of capital stock of our company as of December 31, 2012:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	5,634,944	304,427,141
Undesignated Preferred Stock	5,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if and when declared by our Board of Directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock

In addition to shares of our common stock, our Certificate of Incorporation authorizes the issuance of shares of our preferred stock. Our Board of Directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our Board of Directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. Furthermore, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue preferred stock convertible into shares of our common stock, such proposal must first be approved by our shareholders.

We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
GENERAL
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.
EXERCISE OF SUBSCRIPTION RIGHTS
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF DEBT SECURITIES

Debt Securities

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by a document called an indenture, a contract entered into between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, dated June 19, 2013. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities. The indenture and its associated documents, including the debt securities, contain the full text of the matters described in this section and the prospectus supplement and pricing supplement, if any, accompanying this prospectus.

This summary is subject to and qualified in its entirety by reference to all the provisions of the indenture, including definitions of certain terms used in the indenture. In this summary, we describe the meaning of only some of the more important terms. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the accompanying prospectus supplement, such sections or defined terms are incorporated by reference here or in the accompanying prospectus supplement. You must look to the indenture for the most complete description of what we describe in summary form in this prospectus and in the accompanying prospectus supplement.

This summary also is subject to and qualified by reference to the description of the particular terms of the series of debt securities described in the accompanying prospectus supplement. Those terms may vary from the terms described in this prospectus. The prospectus supplement relating to each series of debt securities will be attached to the front of this prospectus. There may also be a further prospectus supplement, known as a pricing supplement, which contains the precise terms of debt securities that are offered.

The trustee has two main roles. First, the trustee can enforce the rights of the holders of the debt securities (the “Noteholders”) against us if we default on our obligations under the terms of the indenture or the debt securities. There are some limitations on the extent to which the trustee acts on the Noteholders' behalf, described later under “- Events of Default - Remedies if an Event of Default Occurs”. Second, the trustee performs administrative duties for us, such as sending the Noteholders interest and principal payments, transferring their debt securities to new buyers if they sell them, and sending them notices.

We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. The provisions of the indenture allow us not only to issue debt securities with terms different from those previously issued under the applicable indenture, but each series may be reopened and more debt securities of such series may be issued under the indenture, or under one or more supplements to the indenture. We may issue debt securities in amounts that exceed the total amount specified on the cover of a prospectus supplement at any time without consent or notice to the Noteholders.

This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the specific legal, financial and other terms of each specific series of debt securities will be described in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the designation or title and series of such debt securities;

•	the total principal amount of the series of debt securities;

•	any limit on the aggregate principal amount of the series of debt securities, and whether or not such series may be reopened for additional debt securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the date or dates on which the principal will be payable or the method for determining the date or dates of maturity;

•
if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•
if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	the terms for redemption, extension or early repayment. if any;

•	the provision for any sinking fund;

•	the terms and conditions, if any, upon which the debt securities may be convertible into our preferred stock, common stock or other securities;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•
whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and how such amounts are to be determined;

•
if other than the entire principal amount, the portion of the principal amount of any debt securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	whether the series of debt securities are issuable in certificate form;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, of the debt securities on a securities exchange;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities consistent with the provisions of the indenture not specified in this prospectus.

The prospectus supplement and pricing supplement, if any, accompanying this prospectus will also describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.

General

The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “- Ranking Compared to Other Creditors”.

Form, Exchange and Transfer

Unless we specify otherwise in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, the debt securities will be issued only in fully registered form; without coupons; and in denominations that are even multiples of $1,000.

We will initially issue all debt securities in registered global form. While a debt security is held as a registered global security, only the depositary - i.e., DTC, as defined below under “ - Book-Entry Debt Securities” - will be entitled to transfer and exchange the debt security, since the depositary will be the sole holder of the debt security. You will own beneficial interests in a global security through a participant in the depositary's securities clearance system, and your rights as such an indirect owner will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry procedures below under “- Book-Entry Debt Securities.”

Noteholders may have their debt securities broken into more debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the trustee will execute, authenticate and deliver the debt securities that the Noteholders are entitled to receive.

Noteholders may exchange or transfer their debt securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering debt securities in the names of holders and for transferring and exchanging debt securities, as well as maintaining the list of registered holders.

We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The trustee may act as the registrar, the paying agent or both.

Noteholders will not be required to pay a service charge to transfer or exchange debt securities, but may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with the Noteholders proof of ownership.

At certain times, Noteholders may not be able to transfer or exchange their debt securities. If the debt securities are redeemable and we redeem any series of such debt securities, or any part of any such series, then we may prevent the Noteholders from transferring or exchanging these debt securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of debt securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchange of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the accompanying prospectus supplement.

Payment and Paying Agents

We will pay interest to a Noteholder if the Noteholder is a direct holder listed in the registrar's records at the close of business on a particular day in advance of each due date for interest, even if the Noteholder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Because we will pay all the interest for an interest period to the Noteholder on the record date, holders buying and selling securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”

We will pay interest, principal and any other money due on the debt securities at the corporate trust office of the trustee in the United States. We may also choose to pay interest by mailing checks. “Book-entry” and other indirect holders of debt securities should consult their banks, brokers or other financial institutions for information on how they will receive payments. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.

We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee's corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent or choose one of our subsidiaries to do so. We must notify holders of changes in the paying agents for any particular series of debt securities.

Notices

We and the trustee will send notices regarding the debt securities only to direct holders, using their addresses as listed in the trustee's records.

Regardless of who acts as paying agent, all money that we forward to a paying agent that remains unclaimed will, at our request, be repaid to the trustee at the end of two years after the amount was due to the direct holder. After that two-year period, Noteholders may look only to the trustee for payment and not to us or any other paying agent.

Special Situations

Mergers and Similar Transactions. Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell substantially all of our assets to another entity or to buy substantially all of the assets of another entity. However, we may not consolidate or merge with another entity or convey, transfer or lease our properties or assets substantially as an entirety or permit another entity to consolidate or merge with us unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving entity;

•	immediately after the transaction no event of default will exist; and

•
we have delivered to the trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.

Modification or Waiver. Under certain circumstances, we can make changes to the indenture and the debt securities. Some types of changes require the approval of each Noteholder affected thereby, some require approval by a majority vote with respect to each affected series of debt securities and some changes do not require any approval at all.

Changes Requiring Specific Approval of Noteholders. First, there are changes that cannot be made to the debt securities without specific approval from the Noteholders. The following is a list of those types of changes:

•	changing the stated maturity of the principal of or interest on such debt security;

•	reducing the principal amount of, or rate of interest on, such debt security, including the amount payable upon acceleration of the maturity of that security;

•	changing the place or currency of any payment on such debt security;

•	impairing the right to sue for payment on or with respect to such debt security;

•	reducing the percentage of outstanding debt securities that must consent to a modification or amendment of the indenture;

•
reducing the percentage of outstanding debt securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	making any change to this list of changes that requires specific approval from the Noteholders.

Changes Requiring a Majority Vote of the Holders of a Series of Debt Securities. The second type of change to the indenture and the debt securities is the kind that requires a vote in favor of such change by Noteholders owning not less than a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require specific approval of Noteholders, as well as changes that do not fall into the category of changes that do not require any approval.

Changes Not Requiring Approval of Noteholders. The third type of change does not require any vote by Noteholders. This type is limited to clarifications and certain other changes that would not adversely affect Noteholders in any material respect.

Further Details Concerning Voting. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for Noteholders money for their payment or redemption. A debt security does not cease to be outstanding because we or an affiliate of us is holding the debt security, but will be deemed not outstanding in determining whether the holders of the requisite amount of debt securities have acted under the indenture.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by holders of outstanding debt securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with specified covenants relating to those debt securities as described in the applicable prospectus supplement.

To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.

On such a defeasance, we will not be released from obligations:

•	to indemnify the trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.

To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•
will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.

If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.

The applicable prospectus supplement may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.

Redemption. The indenture under which the debt securities are issued may permit us to redeem such debt securities. If so, we may be able to pay off the securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem the debt securities.

If we choose to redeem the debt securities, we or the trustee will mail written notice to the Noteholders not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, the Noteholders may be prevented from exchanging or transferring the debt securities when they are subject to redemption, as described under “- Form, Exchange and Transfer” above. In case any debt securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, the Noteholders will receive, without a charge, a new debt security or debt securities of authorized denominations representing the principal amount of the remaining unredeemed debt securities.

Ranking Compared to Other Creditors

The debt securities are not secured by any of our property or assets. Accordingly, the Noteholders' ownership of debt securities means the Noteholders are one of our unsecured creditors.

Unsecured debt securities will be issued under the indenture. The debt securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.

Events of Default

Noteholders will have special rights if an event of default occurs and is not cured, as described later in this subsection.

What Is an Event of Default? The following constitute events of default under the indenture and with respect to any series of debt securities, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a debt security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum; or

•	any other event of default described in the applicable prospectus supplement with respect to any particular series of debt securities occurs.

Remedies if an Event of Default Occurs. Noteholders will have the following remedies if an event of default occurs:

Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the trustee or the holders of not less than 25% in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the debt securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.

If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the trustee or any holder.

Special Duties of Trustee. If an event of default occurs, the trustee will have some special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Majority Noteholders May Direct the Trustee to Take Actions to Protect Their Interests. The trustee is not required to take any action under the indenture at the request of any Noteholders unless the Noteholders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority Noteholders may also direct the trustee in performing any other action under the indenture.

Individual Actions Noteholders May Take if the Trustee Fails to Act. Before Noteholders can bypass the trustee and bring their own lawsuit or other formal legal action or take other steps to enforce their rights or protect their interests relating to the debt securities, the following must occur:

•	Noteholders must give the trustee written notice that an event of default has occurred and remains uncured;

•
the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the debt securities of that series do not give the trustee a direction inconsistent with the request.

However, Noteholders are entitled at any time to bring an individual lawsuit for the payment of the money due on their debt securities on or after its due date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the trustee and to make or cancel a declaration of acceleration.

Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for the debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on a Noteholder's debt security, however, without the Noteholder's individual approval.

We Will Give the Trustee Information About Defaults Periodically

At the end of each fiscal year we will give to the trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The trustee may withhold notice of any uncured default from the Noteholders, except for payment defaults, if it determines that withholding notice is in the Noteholders' interest.

Certain Covenants

The indenture under which the debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•
maintain an office or agency where the debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served;

•
if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•
do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Noteholders in any material respect;

•
deliver an officers’ certificate to the trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•
pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry Debt Securities

Unless otherwise indicated in the prospectus supplement, the Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. This means that certificates will not be issued to each holder of debt securities. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

Purchases of debt securities under the DTC system must be made by or through participants (for example, brokers), who will receive credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each debt security will be recorded on the records of the participant. Beneficial owners of the debt securities will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the debt securities; DTC's records reflect only the identity of the participants to whose accounts such debt securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to participants and by participants to beneficial owners will be governed by arrangements among them, subject to statutory or regulatory requirements as may be in effect from time to time.

Proceeds, distributions or other payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit participants' accounts, upon DTC's receipt of funds in accordance with their respective holdings shown on DTC's records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the debt securities are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor depository). In that event, certificates representing the debt securities will be printed and delivered.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants deposit with DTC. DTC also facilitates the post-trade settlement among participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between participants' accounts. This eliminates the need for physical movement of securities certificates. Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC has Standard & Poor's highest rating, AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN PROVISIONS OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE SECOND AMENDED AND RESTATED BYLAWS, AS AMENDED

Limitation On Liability of Directors. We have adopted provisions in our Certificate of Incorporation limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Certificate of Incorporation is to eliminate our rights and our shareholders’ rights (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions. Our Certificate of Incorporation and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation and our Second Amended and Restated Bylaws.

Number of Directors; Removal; Filling Vacancies. Our Certificate of Incorporation provides that the number of directors will be determined pursuant to the bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual election of directors and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Certificate of Incorporation also provides that, except as may be provided in a resolution designating any class or series of preferred stock, with respect to any directions elected by the holders of such class, any directors or our entire Board of Directors, may be removed with or without cause by the affirmative vote of at least a majority of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Our Certificate of Incorporation and Second Amended and Restated Bylaws. Our Certificate of Incorporation provides that the provisions therein relating to our Board of Directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Certificate of Incorporation also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our Certificate of Incorporation also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Certificate of Incorporation and Second Amended and Restated Bylaws. These provisions, however, also will make it more difficult for stockholders to amend the Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of our Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Restrictions to Preserve Certain Tax Benefits. At our 2012 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation that imposes restrictions on transfers of our common stock in order to preserve certain tax benefits. The transfer restrictions generally will restrict any direct or indirect transfer of our common stock if the effect would be to increase the direct or indirect ownership of our stock under Section 382 of the Code by any person from less than 5% to 5% or more of our common stock, subject to limited exceptions, or increase the percentage of our common stock owned directly or indirectly by any existing “Section 382 five-percent shareholder” as of the effective time of the amendment, subject to limited exceptions. The amendment does not apply to any person who has acquired at least a majority of our common stock in connection with an offer to acquire 100% of our common stock then outstanding. In addition, the restrictions in the amendment last only until April 27, 2015.

REGULATION

Business Development Company Requirements

We are a closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under the 1940 Act, and, as such, are subject to regulation under that act.

Qualifying Assets

As a BDC, we may not acquire any asset other than “qualifying assets,” as defined by the 1940 Act, unless, at the time the acquisition is made, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business include the following:

•	securities purchased in transactions not involving any public offering from:

a)
an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

b)
an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer's outstanding voting securities;

•
securities of an issuer described in clauses (a)(i) and (ii) above with respect to which we control (alone or together as a part of a group), we in fact exercise a controlling influence over such issuer's management or policies and a person affiliated with us is on the issuer's board of directors;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We make significant managerial assistance available to each of our portfolio companies.

Under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without consent of the holders of a majority of our outstanding voting securities. Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

Temporary Investments

Pending investment in other types of Qualifying Assets, we may invest our otherwise uninvested cash in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, referred to as temporary investments, so that at least 70% of our assets are Qualifying Assets.

STOCK REPURCHASES

Common stock of closed-end investment companies frequently trade at discounts from NAV. We cannot predict whether our shares of common stock will trade above, at or below the NAV thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance, investor perception of our overall attractiveness as an investment as compared with alternative investments and general economic conditions. In September 2011, our Board of Directors adopted a program that may provide for stock repurchases or dividend payments. Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to the NAV of our shares, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to the NAV of our shares.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. In the case of our common stock, the offering price per share less any underwriting commissions or discounts must generally equal or exceed the NAV per share of our common stock except (a) in connection with a rights offering to our existing shareholders, (b) with the consent of the majority of our common shareholders or (c) under such circumstances as the SEC may permit.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 800 17th Street, NW, Washington, D.C. 20006 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. If certain legal matters in connection with an offering of Securities are passed upon by counsel for the underwriters, if any, of such offering, that counsel will be named in the related prospectus supplement or pricing supplement, if any, accompanying this prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 and our consolidated financial highlights for each of the five years in the period ended December 31, 2012, as set forth in their report dated March 1, 2013, and our schedule 12-14 as of and for the year ended December 31, 2012, as set forth in their report dated March 1, 2013. Ernst & Young LLP has also audited our senior securities table as of December 31, 2012, as set forth in their report dated July 25, 2013. We have included our consolidated financial statements and consolidated financial highlights, schedule 12-14, and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	2, 50
Investment Objective and Policies	SAI-2	63
Management	SAI-2	78
Control Persons and Principal Holders of Our Common Stock	SAI-20	—
Certain Transactions with Related Persons	SAI-21	—
Investment Advisory Services	SAI-21	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-21	96
Consolidated Financial Statements	SAI-21	F-1
Brokerage Allocation and Other Practices	SAI-21	—
Tax Status	SAI-21	—
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these Securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not a prospectus.

AMERICAN CAPITAL, LTD.
STATEMENT OF ADDITIONAL INFORMATION                  , 2013

This SAI is not a prospectus, and should be read in conjunction with the prospectus dated                  , 2013 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement or pricing supplement, if any, may be obtained by calling American Capital, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	2, 50
Investment Objective and Policies	SAI-2	63
Management	SAI-2	78
Control Persons and Principal Holders of Our Common Stock	SAI-20	—
Certain Transactions with Related Persons	SAI-21	—
Investment Advisory Services	SAI-21	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-21	96
Consolidated Financial Statements	SAI-21	F-1
Brokerage Allocation and Other Practices	SAI-21	—
Tax Status	SAI-21	—

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GENERAL INFORMATION AND HISTORY

We are a publicly traded private equity firm and global asset manager. We invest in private equity, private debt, private real estate securities and other investments, technology investments, special situation investments and funds managed by us. We provide investors the opportunity to participate in the private equity and fund management industry through an investment in our publicly traded stock. On August 29, 1997, we completed an IPO and became a non-diversified closed end investment company that has elected to be regulated as a BDC under the 1940 Act. Beginning with our tax year ended September 30, 2011, our status changed from a RIC as defined in the Code to a corporation subject to taxation under Subchapter C. Under Subchapter C, we are able to carry forward any NOLs historically incurred to succeeding years, which we would not be able to do if we were subject to taxation as a RIC under Subchapter M. This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

INVESTMENT OBJECTIVES AND POLICIES

Our primary business objectives are to increase our net earnings and NAV by investing in senior and mezzanine debt and equity securities of private companies and funds with attractive current yields and/or potential for equity appreciation and realized gains. We also have investments in both investment grade and non-investment grade Structured Products, which includes CLO securities, CDO securities and CMBS. Additionally, through our asset management business, we also earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our funds and earn investment income from our principal investments in those funds. We will at all times seek to conduct our business so as to retain our status as a BDC. We have $112 billion of total assets under management (including levered assets), which includes $6.4 billion of total assets on our balance sheet and $105.2 billion of third-party assets under management, $15 billion of which are third-party earning assets under management for which we are paid a management fee. A discussion of the Selected Financial Data, supplementary financial information and Management’s Discussion and Analysis of Financial Condition and Results of Operations is included in the prospectus. We are headquartered in Bethesda, Maryland, and we, or our portfolio company American Capital Asset Management, maintain offices in New York, Chicago, Dallas, Boston, London and Paris.

MANAGEMENT

Compensation of Executive Officers and Directors

Under SEC rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2012, by all of our directors, our principal executive officer, our principal financial officer and each of our three highest paid executive officers (collectively, “Named Executive Officers,” or “NEOs”).

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

 The elements of compensation for our non-employee directors include a retainer, fees for attending meetings and, if applicable, for serving on the boards of directors of our portfolio companies, stock options and compensation under our disinterested director retention plan. The retainer and fee rates noted below for 2012 did not increase from the rates approved in 2010. The 2013 rates are also set at the same level.

For 2012, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $100,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $25,000 and $15,000 per year, respectively. In addition, non-employee directors received a fee of $3,000 for attending Board or committee meetings and certain other meetings, with approval of the Chairman of our Board of Directors. Non-employee directors received a fee from us for each American Capital portfolio company or fund board of directors on which they served, in lieu of any payment by the portfolio company or fund. For such companies that are not public, that fee is set at the rate of $30,000 per year. For such companies that are public that fee is based on the fee payable by the company to its other directors. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

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The following table sets forth the compensation received by each non-employee director during 2012. Ms. Nestegard was not a director in 2012.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary C. Baskin (2000)	223,000	—	—	—	—	—	223,000
Neil M. Hahl (1997)	295,000	—	—	—	—	—	295,000
Philip R. Harper (1997)	266,000	—	—	—	—	—	266,000
John A. Koskinen (2007)	190,000	—	—	—	—	—	190,000
Stan Lundine (1997)	178,000	—	—	—	—	—	178,000
Kenneth D. Peterson, Jr. (2001)	136,000	—	—	—	—	—	136,000
Alvin N. Puryear (1998)	349,500	—	—	—	—	—	349,500

(1)
The column “Fees Earned or Paid in Cash” includes the following payments by us to our non-employee directors in 2012 for serving on certain boards of directors of our portfolio companies in the following amounts: Ms. Baskin-$30,000 for eLynx Holdings, Inc.; Mr. Hahl-$30,000 for each of WIS Holdings Company Inc, HALT Medical, and The Meadows of Wickenburg, L.P.; Mr. Harper-$30,000 for SMG Holdings Inc.; Dr. Puryear-$30,000 for Financial Asset Management Systems, Inc., $61,000 for American Capital Agency Corp., and $56,500 for American Capital Mortgage Investment Corp.

(2)
Amounts under the column “Option Awards” represent the fair value of stock option awards granted. In 2012 there were no stock option awards granted. As of December 31, 2012, Ms. Baskin, Messrs. Hahl, Harper, Lundine, Peterson, Koskinen and Dr. Puryear had the following aggregate option awards outstanding: 305,000; 365,000; 458,750; 365,000; 433,750; 453,750; and 458,750, respectively.

We have established a series of option plans for our non-employee directors, each of which must be approved by the SEC under the 1940 Act to become effective (the “existing director option plans”). The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options to purchase 15,000 shares of our common stock each on June 15, 2000 and January 23, 2001, respectively, and Mr. Koskinen was granted options to purchase 20,000 shares of our common stock on February 2, 2007. All such options have vested and are fully exercisable except for the options that were granted on May 15, 2000 and June 15, 2000, which have all expired. All unexercised options expire ten years from the date of grant except that the May 14, 1999 grants to Messrs. Hahl, Harper and Lundine expired on November 6, 2007, and Dr. Puryear's initial grant expired on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan, which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options have now vested. These options expire on May 11, 2016, except for Mr. Koskinen's options, which will expire on February 1, 2017.

The fourth plan was the 2007 Stock Option Plan, which provides for the issuance of options to purchase up to 400,000 shares of our common stock, and which became effective on October 24, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 50,000 shares of our common stock. All such options have now vested. These options expire on May 4, 2017.

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The fifth plan was the 2008 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock, and which became effective on September 30, 2009, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 93,750 shares of our common stock. All such options have now vested. These options expire on May 19, 2018.

The sixth plan was the 2009 Stock Option Plan, which provides for the issuance of options to purchase up to 750,000 shares of our common stock, and which became effective on October 8, 2010, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 93,750 shares of our common stock. All such options have now vested. These options expire on June 11, 2019.

The seventh plan was the 2010 Disinterested Director Option Plan (the “2010 Director Option Plan”), which provides for the issuance of options to purchase up to 1,250,000 shares of our common stock, and which became effective on August 30, 2011, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 156,250 shares of our common stock. All such options will vest over the first three anniversaries of September 15, 2010 and expire on September 15, 2020. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

Stock Ownership Guidelines

Our Board of Directors believes that directors more effectively represent the best interests of the company if they are shareholders themselves. Thus, non-employee directors are encouraged to own shares of our common stock equal in value to three times the annual cash Board retainer (which was $100,000 for 2012). The minimum number of shares to be held by the non-employee directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event the cash retainer increases or the stock price decreases, causing a director to be out of compliance after having been in compliance, the directors will have three years to return to compliance (but in any case, a person joining the Board shall own no fewer than 3,000 shares within one year of joining the Board). The Compensation and Corporate Governance Committee may waive or modify these requirements in certain situations.

EXECUTIVE COMPENSATION

We have reviewed our executive compensation programs, the performance of each of our executives and the company's performance last year in the current market environment and continue to believe that our focus on providing a mix of base salary, short-term cash incentive payments and stock-based long-term incentive compensation at levels generally consistent with prior years is the best approach for the Company at this time. Thus, we have not made any material changes to the Company's executive compensation policies and decisions for 2013.

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2012, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, Presidents, CFO and GC as our “senior management.” This section includes a description of the philosophy and objectives underlying our executive compensation policies and our most important executive compensation decisions during 2012, and provides our analysis of these policies and decisions. It is also meant to provide a context for the data we present in the compensation tables and related footnotes below, as well as the narratives that accompany the compensation tables.

Executive Compensation Philosophy and Objectives

We believe that our continued success as a leading private equity firm and fund manager during various economic environments is largely attributable to our ability to motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs, which are competitive in a global market. We also believe that as a public company, elements of our executive compensation programs should be designed to align employee interests with those of the shareholders and to reward performance above various goals, which is why we implemented our stock-based long-term incentive compensation programs. We establish compensation levels for our named executive officers based on current competitive market conditions and individual and company performance, each in the context of the economic climate and the relative values of different compensation programs. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee (the “Compensation Committee”) to determine if our named executive officers are meeting their stated objectives and the programs are providing their intended results.

At our 2011 Annual Meeting of Stockholders, we held a stockholder advisory vote to approve the compensation paid to our named executive officers as described in our proxy statement for that meeting, commonly referred to as a “say-on-pay” vote. Our stockholders approved the resolution on executive compensation with 88.66% voting in favor of the resolution. We considered the

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results of this vote and view this vote as confirmation that our stockholders support our executive compensation policies and decisions.

Decision-Making Process; Role of Named Executive Officers

The Compensation Committee performs an extensive review of each element of compensation of our named executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Compensation Committee generally takes into account the scope of an officer's responsibilities, performance and experience and balances these factors with competitive compensation levels, our performance and current market conditions. Among the factors considered are that our named executive officers also serve in various officer and director positions in companies with which we are affiliated and do so without receiving compensation from those companies. Those companies include two publicly traded mortgage REITs, American Capital Agency Corp. and American Capital Mortgage Investment Corp.

During the annual review process, the Compensation Committee reviews our full-year financial results against financial performance in prior periods with members of senior management and considers research conducted by our senior vice president - human resources (“SVP HR”) and her staff on compensation structure and levels at similar firms (“Industry Data”). We believe that we compete primarily with companies managing private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds to retain our executive talent. Most of our competitors are private companies and are not required to disclose their executive compensation practices and policies. The Compensation Committee also considers recommendations made by our CEO and SVP HR, with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each named executive officer and our performance over the past year.

Compensation Consultants

Under its charter, the Compensation Committee has the authority to select, retain and terminate compensation consultants. In 2012, the Compensation Committee did not retain any compensation consultants.

Elements of Compensation

We pay our named executive officers a combination of base salary, short-term cash incentive payments and long-term incentive compensation, in addition to providing health, retirement and other benefits generally of the same type as are provided to our other employees. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable laws and regulations and the Compensation Committee's charter, the Compensation Committee is required to approve any changes in the compensation of our named executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet our objectives, as set forth above. For our NEOs, annual salary constituted 14.6% to 22.9% of total compensation, short-term cash incentive payments under our Performance Incentive Plan (“PIP”) for each quarter constituted 30.9% to 43.2% of total compensation and long-term stock based incentive compensation and 401(k) contributions constituted the remaining 41.9% to 46.3% of total compensation in 2012. Thus, we believe that our NEOs remain closely aligned with our stockholders based upon this mix of long-term compensation and regularly-paid income and between cash and non-cash compensation. Each element of compensation is discussed briefly below.

Base Salary

Base salary is one component of each named executive officer's cash compensation. We establish base salary after considering a variety of factors, including the current economic conditions and the competitive market for executive officers, the scope of each officer's responsibilities, the performance of the named executive officer and our performance and if requested by the Compensation Committee, recommendations from a retained compensation consultant. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our named executive officers are reviewed annually by the Compensation Committee and by our compensation consultants, if any, and at the time of a promotion or other change in responsibility of a named executive officer and may be adjusted after considering the above factors. Each named executive officer's employment agreement sets a minimum base salary, as described below under “Employment Agreements.” While the Compensation Committee believes that the named executive officers continued to perform well in 2012, they determined not to increase the salaries of the NEOs for 2013. Except for Mr. O'Brien, who received a promotion in 2008, the base salaries of the NEOs have not been increased since 2007. The current base salaries for the NEOs are $1,495,000 for Mr. Wilkus, $1,085,000 for Mr. Erickson, and $1,020,000 for each of Messrs. Flax, O'Brien and Wagner.

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Short-Term Cash Incentive Payments

Each named executive officer is entitled to participate in a performance-based target incentive payment program under which he may receive a cash incentive payment based on a target amount. The target amount for each NEO is generally determined by the Compensation Committee each year prior to or shortly after the beginning of the year. The Compensation Committee then makes a quarterly determination regarding the amount, if any, of the target incentive payment that should be paid to each named executive officer for that quarter. Typically, only a portion of the incentive payment will be considered for payment after the end of each of the first three quarters of the year, with the majority of the incentive payment considered for payment after the year has concluded and the Compensation Committee has reviewed our performance and the NEO's performance for the entire year. Payment of the quarterly and year-end target incentive payments in 2012 was contingent on our achievement of certain performance goals set by the Compensation Committee and intended to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code (the “Section 162(m) Criteria”) for all of the NEOs except for our CFO, to whom Section 162(m) does not apply. For 2013, we have established Section 162(m) Criteria for the period of February and March, the second quarter, the third quarter, the fourth quarter and the full year. The portion of each named executive officer's target incentive payment that is contingent on achievement of Section 162(m) Criteria is paid as part of our Performance Incentive Plan and is described further below.

The quarterly payout of a target incentive payment, if any, is intended to motivate our NEOs throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Compensation Committee meets to review each named executive officer's performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria, if applicable, as discussed below.

Each named executive officer's employment agreement sets a minimum target incentive payment amount for which he is eligible to be considered, which is described below. At the discretion of the Compensation Committee, an NEO may be considered for payment of a higher amount. For 2013, the Compensation Committee determined not to increase the target incentive payment amounts of the NEOs from the following amounts set for 2012, which was also the same as for 2008, 2009, 2010 and 2011: Mr. Wilkus at $6,000,000, Mr. Erickson at $3,000,000, and $2,500,000 for each of Messrs. Flax, O'Brien and Wagner. The NEOs were awarded 55.1-73.5% of their target incentive payment amount under the Performance Incentive Plan for 2012. After considering several factors including market data, the Compensation Committee concluded that the 2013 target incentive payment amounts were reasonable and sufficient to meet our objectives as described above.

Stock-Based Long-Term Incentive Compensation Plans

Each NEO participates in long-term incentive compensation plans as do virtually all of our officers. The Compensation Committee and our Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers and directors and to align further their interests with those of our stockholders. As discussed above, long-term incentive compensation comprised 41.9% to 46.3% of the NEOs' total compensation for 2012, which we believe helps to ensure that our NEOs are focused on rebuilding stockholder value as we continue to emerge from the recent recession.

Stock-based compensation advances the interests of our company, but as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with restricted stock or stock appreciation rights. However, we compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay to their partners and employees 20% of the profits (including capital gains), or carried interest, of each newly-raised fund under management. The 1940 Act generally prohibits us from compensating our officers in this manner. We have established two types of long-term equity based incentive plans based on these considerations.

Employee Stock Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Stock options are a key element of our named executive officers' compensation. We currently maintain the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan, the 2006 Stock Option Plan, the 2007 Stock Option Plan, the 2008 Stock Option Plan and the 2009 Stock Option Plan (collectively, the “Existing Option Plans”), which provide for the grant of nonqualified stock options. Virtually all of our officers received options in 2012 under our Existing Option Plans. For 2012, the Compensation Committee awarded options to the NEOs in the following amounts: Mr. Wilkus, 867,882 Mr. Erickson, 490,549, Mr. Flax, 415,071, Mr. O'Brien, 415,071 and Mr. Wagner, 415,071.

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees. The Compensation Committee administers the Existing Option Plans for employee participants. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Compensation Committee uses such criteria as it deems important to make recommendations to the Board of Directors on who will receive awards and the number

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of options awarded, including the recommendations of senior management. The Compensation Committee generally takes into account the scope of an officer's responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Board of Directors has the authority to set the exercise price for options in accordance with applicable law and the terms of the plans and is required to adjust the exercise price following the occurrence of events such as stock splits, stock dividends, recapitalizations and reorganizations. The grant dates of awards under our Existing Option Plans are the Board of Directors approval dates for the respective grants.

Options may be exercised during a period of no more than ten years following the date of grant. The Board of Directors has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of our directors who are not “Interested Persons” and by the stockholders and we must not have a profit-sharing plan as described in the 1940 Act.

Grants under the Existing Option Plans have generally been made to participating employees on a quarterly basis on the recommendation of senior management and the timing of our grants to named executive officers has been in symmetry with our grants to participating employees more generally. However, we have not adopted any new employee stock option plans since 2009 and by mid-2012, nearly all the shares of our common stock available for issuance pursuant to the Existing Option Plans were covered by existing option grants. Moreover, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 20% of the outstanding shares of our common stock, and the number of outstanding options is close to that limit. To the extent an optionee terminates employment with unvested options or chooses not to exercise vested options within the period prescribed under the Existing Option Plans, shares of our common stock covered by those options again become available for issuance. We did not award any options to our named executive officers in the second half of 2012, and we anticipate that if we do award any options to our named executive officers in 2013, they will be in far smaller amounts than we have awarded in recent years. Nevertheless, we believe that the interests of our named executive officers will remain aligned with those of the stockholders given the number of previously granted stock options and Performance Incentive Plan awards that remain outstanding.

Performance Incentive Plan

As discussed above, we believe that the Company's employee compensation plans must provide an economic interest in us similar to that generally gained by partners and employees of the management company of private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not allow option holders to share in any dividends paid on our common stock. In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. As noted above, we are limited in our ability to issue additional options. Therefore, by using options alone, we may not be able to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our stockholders, to address the fact that our employees were not receiving the benefit of any dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Performance Incentive Plan (formerly known as the Incentive Bonus Plan) in 2006. It is an unfunded bonus program exempt from the Employment Retirement Income Security Act, or ERISA. Virtually all of our employees are eligible to and do participate in the Performance Incentive Plan. The Compensation Committee determines the dollar amount of each award made to the named executive officers under the Performance Incentive Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee, as well as our performance. Awards under the Performance Incentive Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Performance Incentive Plan. Most of the awards are longer-term awards (“Incentive Awards”), in which all of our employees are eligible to participate. In addition, our named executive officers can receive cash awards, which form part of the quarterly and annual target cash incentive payments for our named executive officers, which are described below (“Target Awards”).

Incentive Awards. We established a trust fund to fund the payment of the Incentive Awards under the Performance Incentive Plan (the “Trust”). The trustee of the Trust is First State Trust Company. In the past we made contributions of cash to the Trust based on the cash Incentive Awards approved by the Compensation Committee. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of our common stock for long-term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and

SAI-7

any dividends paid on these shares are reinvested in our common stock. We have not made any such contributions to the Trust since 2008 and have no present plans to do so.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant's cash awards divided by the average open-market purchase price for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant's account, the Incentive Awards are tied directly to the interests of our stockholders as the value of the award is directly related to the market price of our common stock. Moreover, if dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant's account is credited to the account, in the form of additional notional shares. Thus, the participant could receive a benefit from any dividends, something not currently possible under the Existing Option Plans, further aligning the interests of plan participants with those of our stockholders since participants share similarly in any appreciation or decline in our stock price.

Each participant vests in Incentive Awards in accordance with a vesting schedule specified by the Compensation Committee. Vesting is generally based on continued employment, plus, for our named executive officers, the satisfaction of Performance Goals, as described below. The vesting schedule for prior Incentive Awards has varied from two to six years. In addition, vesting generally accelerates upon a participant's termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Incentive Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. Participants have been able to elect to defer the payment of the vested portions of Incentive Awards to a later distribution date (or distribution dates) allowed by the Compensation Committee and as permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant's Performance Incentive Plan account will generally be paid on the participant's termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates. Incentive Awards under the Performance Incentive Plan are included in the “Stock Awards” column of the Summary Compensation Table, below, although the NEOs do not receive stock directly from us, as discussed above. As noted above, we did not grant any Incentive Awards to the NEOs in 2012.

Target Awards and Performance Goals. As discussed above, Target Awards are made to the NEOs as part of our quarterly and annual cash incentive payments. Both the Target Awards and the Incentive Awards for our named executive officers are, at the discretion of the Compensation Committee, subject to certain performance measures and an incentive payment formula (“Performance Goals”). The Performance Goals also provide a non-exclusive framework that satisfies the standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Performance Incentive Plan, the Compensation Committee designates Performance Goals, which they select from the following metrics, among others: return on equity, revenue, net operating income, net income, net book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Compensation Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an NEO or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more of our subsidiaries, and may cover such period as may be specified by the Compensation Committee.

For the full year 2012, the Performance Goals required each NEO to satisfy four out of nine of the following measurement standards with respect to the company's performance above certain confidential levels: (1) gross revenue, (2) pre-tax net operating income, (3) total amortizations, prepayments and exits of investments, (4) minimum cash at period end, (5) realizable net asset value per share, (6) uncured loan covenant violations, (7) return of capital to stockholders, (8) regulatory compliance, and (9) reduction of debt. For each quarter in 2012, the Performance Goals required each NEO to meet three of the following measurement standards above certain confidential levels: items (1), (2), (3), (4), (5), (6) and (9) from above.

The Compensation Committee determined that the NEOs qualified to be considered for all or a portion of the Target Award under the Performance Incentive Plan for each quarter of 2012 and for the full year 2012. After reviewing both individual officer performance and our performance, the Compensation Committee decided that is was appropriate to award each of our named executive officers a range of 55.1% to 73.5% of their respective total Target Award for 2012. Incentive payment amounts that were earned in 2012 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below.

For the full year 2013, the Performance Goals require meeting four out of nine of the following measurement standards above certain confidential levels: (1) gross revenue, (2) pre-tax net operating income, (3) total amortizations, prepayments and exits of investments, (4) minimum cash at period end, (5) closed new investments, (6) realizable net asset value per share, (7) uncured

SAI-8

loan covenant violations, (8) return of capital to stockholders and (9) regulatory compliance. For the period of February and March 2013 and the second, third and fourth quarters of 2013, the Performance Goals require meeting four of the following measurement standards above certain confidential levels: (1), (2), (3), (4), (5), (6) and (7).

Personal Benefits and Perquisites

We offer certain health, retirement and other benefits to all employees. Our named executive officers are eligible to participate in these benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability, life and long term care insurance, as well as a 401(k) plan, described below. All employees also receive qualified transportation benefits. We do not believe that it is appropriate for our named executive officers to receive special perquisites and benefits and thus our named executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees.

401(k) Plan

We had previously established the American Capital, Ltd. Employee Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code, and the American Capital, Ltd. 401(k) Plan (the “401(k) Plan”) with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintained the ESOP and 401(k) Plan for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provided that for plan years prior to January 1, 2010, participants would receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. We did not make a contribution to the ESOP for the 2010 plan year, and effective on December 20, 2010, the ESOP was merged into the 401(k) Plan. Thus, there will be no further ESOP contributions. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as a contribution to a Section 401(k) profit sharing plan. Beginning with the 2010 plan year, the 401(k) Plan provided that we may make discretionary matching contributions to the 401(k) Plan. In 2010, 2011 and 2012, we matched 100% of an employee's 401(k) contributions, up to the first 3% of his or her compensation, subject to statutory maximums, and currently expect to do so again in 2013. The statutory maximum matching contribution for 2011 was $7,350, for 2012 is $7,500 and for 2013 is $7,650. The NEOs participate in the 401(k) Plan on the same basis as all of our other employees.

Employment and Other Agreements

We previously entered into employment agreements with each of our named executive officers. We did not amend any of the employment agreements in 2012 and have no present plans to do so.

The agreements of each of the named executive officers provide for a two-year term that renews on a daily basis so that there will always be two years remaining until either party gives notice that the automatic renewals are to be discontinued. Each agreement also sets forth a minimum base salary for the NEO. The minimum base salary under Mr. Wilkus' agreement is $530,000 per year; the minimum base salary under the agreement of Mr. Erickson is $1,085,000 a year; and the minimum base salary under the agreements for each of Messrs. Flax, O'Brien and Wagner is $1,020,000 a year. The Compensation Committee has the sole right to increase the base salary under each agreement. The respective employment agreements provide that Messrs. Wilkus, Erickson, Flax, O'Brien and Wagner are entitled to participate in a performance-based target incentive payment program under which the target incentive payment amount that Mr. Wilkus will be considered for will not be less than 230% of his base salary, the target incentive payment amount that Mr. Erickson will be considered for will not be less than $3,000,000, and the target incentive payment amounts that each of Messrs. Flax, O'Brien and Wagner will be considered for will be not less than $2,500,000, depending on our portfolio performance and the officer's performance against certain criteria established by the Compensation Committee. Each of the employment agreements provides that the named executive officer's employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.”

Pension and Retirement Plans

Except for the 401(k) Plan, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement or similar plans for our named executive officers.

Stock Ownership Guidelines

We require our named executive officers to own significant amounts of our common stock. Our stock ownership guidelines are designed to increase the executives' equity ownership of us and to align further their interests more closely with those of our stockholders, as well as to show the executives' support and belief in us. The guidelines require that each named executive officer owns a minimum number of shares of our common stock based on a multiple of his base salary, which is 5x for our Chairman and CEO, 3x for Presidents and Executive Vice Presidents, and 2x for other executive officers. Shares are valued at the higher of their

SAI-9

purchase price or current trading price. Until the foregoing ownership requirements are met, each named executive officer is expected to retain one-half of all shares distributed from the Performance Incentive Plan and one-half of all shares realized upon the exercise of stock options, net of any shares sold to pay taxes and associated costs due as a result of such distribution or exercise. If a named executive officer fails to meet or show sustained progress toward meeting our stock ownership requirements, we may reduce the amount of the officer's future equity awards. The Compensation Committee may modify these requirements in certain situations. We also believe it is highly inappropriate for any of our employees, including our named executive officers, to short our stock or engage in transactions where the person will earn a profit based on a decline of our stock price. The NEOs' ownership of our common stock is shown in the stock ownership table on SAI-20.

Impact of Regulatory Requirements

Although we do not have a formal policy in place, in order to preserve flexibility with respect to the design of our compensation programs, we endeavor to minimize the amount of our taxes and our employees' taxes to maximize the return to our stockholders and employees. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company's chief executive officer and any other executive officer (other than the chief financial officer) required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. Thus, we have structured portions of the Incentive Awards and Target Awards under the Performance Incentive Plan for the eligible NEOs to qualify as performance-based compensation under Section 162(m) of the Code, as described above. In addition, we have altered the allocation between regularly-paid cash compensation and qualifying performance-based compensation, increasing the amounts allocated to the latter over the past few years. Awards that are not intended to qualify as “performance−based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Additionally, we consider the tax implications of Section 409A of the Code. Section 409A of the Code sets forth certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain penalties and interest.

Conclusion

We believe that our compensation programs have been appropriately designed to continue to attract, retain and motivate our employees, including our NEOs, improve our financial performance and align the interests of our NEOs with the long-term interests of our stockholders, particularly during challenging economic periods. We believe that our overall performance since going public in 1997, including our ability to continue operations during the recent recession, is due in part to the effectiveness of our compensation programs for all of our employees, and particularly our named executive officers.

SAI-10

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the NEOs earned during the fiscal year ended December 31, 2012. In the column “Salary,” we disclose the amount of base salary paid to the NEO during the fiscal year. In the column “Bonus,” we disclose the amount of short-term cash incentive payments earned by the NEO during the fiscal year. We disclose the amount of the NEO's Incentive Awards under the Performance Incentive Plan in the column “Stock Awards,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant's account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis,” above.

The amount of the NEO's performance-based Target Award earned during the fiscal year under our Performance Incentive Plan is disclosed in the column “Non-Equity Incentive Plan Compensation.” The amount in the column “All Other Compensation” is comprised of our contribution to the 401(k)/ESOP plan, which was capped at $7,500 in 2012, $7,350 in 2011, and $7,350 in 2010. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus Chief Executive Officer and Chairman of the Board of Directors	2012	1,495,000	—	—	4,301,473	4,410,000	7,500	10,213,973
	2011	1,495,000	—	—	7,743,984	3,900,000	7,350	13,146,334
	2010	1,495,000	—	—	4,152,871	3,000,000	7,350	8,655,221
John R. Erickson President, Structured Finance and Chief Financial Officer	2012	1,085,000	—	—	2,431,302	2,205,000	7,500	5,728,802
	2011	1,085,000	—	—	4,377,098	1,950,000	7,350	7,419,448
	2010	1,085,000	—	—	2,347,310	1,500,000	7,350	4,939,660
Ira J. Wagner President, European Private Finance	2012	1,020,000	—	—	2,057,211	1,378,125	7,500	4,462,836
	2011	1,020,000	—	—	3,703,622	1,625,000	7,350	6,355,972
	2010	1,020,000	—	—	1,986,144	1,250,000	7,350	4,263,494
Samuel A. Flax Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	2012	1,020,000	—	—	2,057,211	1,837,500	7,500	4,922,211
	2011	1,020,000	—	—	3,703,622	1,625,000	7,350	6,355,972
	2010	1,020,000	—	—	1,986,144	1,250,000	7,350	4,263,494
Gordon J. O’Brien President, Specialty Finance and Operations	2012	1,020,000	—	—	2,057,211	1,837,500	7,500	4,922,211
	2011	1,020,000	—	—	3,703,622	1,625,000	7,350	6,355,972
	2010	1,020,000	—	—	1,986,144	1,250,000	7,350	4,263,494

(1)	Each NEO's employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”

(2)	Each NEO's employment agreement sets forth a minimum target incentive payment amount, as discussed above in “Compensation Discussion and Analysis.”

(3)
In the columns “Stock Awards” and “Option Awards,” we disclose the amount of the award(s) measured in dollars and calculated in accordance with ASC 718, as required by SEC regulations. Amounts under the column “Stock Awards” represent the fair market value of stock awards granted in such year in accordance with ASC 718. The fair market value of a stock award is based on the fair market value of our stock on the date of grant. In 2012, 2011 and 2010 there were no incentive awards granted. Amounts under the column “Option Awards” represent the fair value per share of stock option awards granted in 2012 based on the ASC 718 that require certain assumptions that we disclose in Note 5 of this prospectus.

SAI-11

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2012

In this table we provide information about each grant of an award made to an NEO in the most recently completed fiscal year under the Existing Option Plans and the Performance Incentive Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Compensation Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Performance Incentive Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Incentive Awards under the Performance Incentive Plan. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with ASC 718 without reduction of any assumed forfeitures and are based on certain assumptions that we disclose in Note 5 to our consolidated financial statements included in this prospectus for the year ended December 31, 2012.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards (N/A)			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards($)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus			4,410,000
	1/31/2012								460,733	8.22	2,165,932
	4/27/2012								407,149	9.64	2,135,541
John R. Erickson			2,205,000
	1/31/2012								260,418	8.22	1,224,240
	4/27/2012								230,131	9.64	1,207,062
Ira J. Wagner			1,378,125
	1/31/2012								220,349	8.22	1,035,873
	4/27/2012								194,722	9.64	1,021,338
Gordon J. O’Brien			1,837,500
	1/31/2012								220,349	8.22	1,035,873
	4/27/2012								194,722	9.64	1,021,338
Samuel A. Flax			1,837,500
	1/31/2012								220,349	8.22	1,035,873
	4/27/2012								194,722	9.64	1,021,338

SAI-12

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Incentive Awards under the Performance Incentive Plan that have not vested for each NEO outstanding as of December 31, 2012. The market value of the Incentive Awards is the market value of the NEO's bookkeeping account held by the Trust under the Performance Incentive Plan calculated with a stock price of $12.02, which was the closing price of our common stock as of December 31, 2012.

Name	Option Awards					Stock Awards(1)
	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares that Have Not Vested ($)
Malon Wilkus	28,580	—		14.42	5/15/2013	91,334	1,097,832
	28,580	—		13.65	8/15/2013
	482,022	120,504		16.71	7/24/2018
	746,982	—		4.81	1/7/2019
	154,281	—		2.15	4/24/2019
	154,281	—		2.51	5/26/2019
	118,760	—		2.71	6/23/2019
	116,456	—		3.10	7/22/2019
	70,353	—		2.96	8/12/2019
	191,327	—		2.77	11/11/2019
	126,140	63,070		3.48	2/10/2020
	125,382	62,710		6.45	4/29/2020
	326,328	489,493		5.19	7/22/2020
	326,328	489,493		6.51	10/21/2020
	163,164	652,657		8.47	2/1/2021
	163,164	652,657		10.19	4/28/2021
	92,146	368,587		10.08	7/21/2021
	92,146	368,587		6.77	10/20/2021
	—	460,733		8.22	1/31/2022
	—	407,149		9.64	4/28/2022
John R. Erickson	256,715	64,178		16.71	7/24/2018	51,386	617,654
	422,207	—		4.81	1/7/2019
	87,203	—		2.15	4/24/2019
	87,203	—		2.51	5/26/2019
	67,126	—		2.71	6/23/2019
	65,824	—		3.10	7/22/2019
	39,765	—		2.96	8/12/2019
	108,143	—		2.77	11/11/2019
	71,298	35,648		3.48	2/10/2020
	70,869	35,446		6.45	4/29/2020
	184,448	276,675		5.19	7/22/2020
	184,448	276,675		6.51	10/21/2020
	92,224	368,899		8.47	2/1/2021
	92,224	368,899		10.19	4/28/2021
	52,083	208,335		10.08	7/21/2021
	52,083	208,335		6.77	10/20/2021
	—	260,418		8.22	1/31/2022
	—	230,131		9.64	4/28/2022

SAI-13

Name	Option Awards					Stock Awards(1)
	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares that Have Not Vested ($)
Ira J. Wagner	204,522	51,129		16.71	7/24/2018	46,411	557,862
	—	30,163		3.48	2/10/2020
	59,965	29,992		6.45	4/29/2020
	56,068	234,105		5.19	7/22/2020
	156,068	234,105		6.51	10/21/2020
	78,034	312,139		8.47	2/1/2021
	78,034	312,139		10.19	4/28/2021
	44,069	176,280		10.08	7/21/2021
	44,069	176,280		6.77	10/20/2021
	—	220,349		8.22	1/31/2022
	—	194,722		9.64	4/28/2022
Samuel A. Flax	204,522	51,129		16.71	7/24/2018	42,681	513,021
	357,252	—		4.81	1/7/2019
	55,696	—		3.10	7/22/2019
	33,647	—		2.96	8/12/2019
	26,504	—		2.77	11/11/2019
	60,328	30,163		3.48	2/10/2020
	59,965	29,992		6.45	4/29/2020
	156,068	234,105		5.19	7/22/2020
	156,068	234,105		6.51	10/21/2020
	78,034	312,139		8.47	2/1/2021
	78,034	312,139		10.19	4/28/2021
	44,069	176,280		10.08	7/21/2021
	44,069	176,280		6.77	10/20/2021
	—	220,349		8.22	1/31/2022
	—	194,722		9.64	4/28/2022
Gordon J. O'Brien	204,522	51,129		16.71	7/24/2018	40,526	487,128
	357,252	—		4.81	1/7/2019
	73,786	—		2.15	4/24/2019
	73,786	—		2.51	5/26/2019
	56,798	—		2.71	6/23/2019
	55,696	—		3.10	7/22/2019
	33,647	—		2.96	8/12/2019
	91,504	—		2.77	11/11/2019
	60,328	30,163		3.48	2/10/2020
	59,965	29,992		6.45	4/29/2020
	156,068	234,105		5.19	7/22/2020
	156,068	234,105		6.51	10/21/2020
	78,034	312,139		8.47	2/1/2021
	78,034	312,139		10.19	4/28/2021
	44,069	176,280		10.08	7/21/2021
	44,069	176,280		6.77	10/20/2021
	—	220,349		8.22	1/31/2022
	—	194,722		9.64	4/28/2022

(1)
We disclose the amount of the NEO's Incentive Awards under the Performance Incentive Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant's account. See “Performance Incentive Plan” under “Compensation Discussion and Analysis” above.

SAI-14

(2)	Vesting dates of unvested option awards are as follows:

Vest Date	Malon Wilkus	John R. Erickson	Ira J. Wagner	Gordon J. O'Brien	Samuel A. Flax
1/31/2013	92,146	52,083	44,069	44,069	44,069
2/1/2013	163,164	92,224	78,034	78,034	78,034
2/11/2013	63,070	35,648	30,163	30,163	30,163
4/27/2013	81,429	46,026	38,944	38,944	38,944
4/28/2013	163,164	92,224	78,034	78,034	78,034
4/29/2013	62,710	35,446	29,992	29,992	29,992
7/21/2013	92,146	52,083	44,070	44,070	44,070
7/22/2013	163,164	92,225	78,035	78,035	78,035
7/24/2013	120,504	64,178	51,129	51,129	51,129
10/20/2013	92,146	52,083	44,070	44,070	44,070
10/21/2013	163,164	92,225	78,035	78,035	78,035
1/31/2014	92,146	52,083	44,070	44,070	44,070
2/1/2014	163,164	92,225	78,035	78,035	78,035
4/27/2014	81,430	46,026	38,944	38,944	38,944
4/28/2014	163,164	92,225	78,035	78,035	78,035
7/21/2014	92,147	52,084	44,070	44,070	44,070
7/22/2014	163,164	92,225	78,035	78,035	78,035
10/20/2014	92,147	52,084	44,070	44,070	44,070
10/21/2014	163,164	92,225	78,035	78,035	78,035
1/31/2015	92,147	52,084	44,070	44,070	44,070
2/1/2015	163,164	92,225	78,035	78,035	78,035
4/27/2015	81,430	46,026	38,944	38,944	38,944
4/28/2015	163,164	92,225	78,035	78,035	78,035
7/21/2015	92,147	52,084	44,070	44,070	44,070
7/22/2015	163,165	92,225	78,035	78,035	78,035
10/20/2015	92,147	52,084	44,070	44,070	44,070
10/21/2015	163,165	92,225	78,035	78,035	78,035
1/31/2016	92,147	52,084	44,070	44,070	44,070
2/1/2016	163,165	92,225	78,035	78,035	78,035
4/27/2016	81,430	46,026	38,945	38,945	38,945
4/28/2016	163,165	92,225	78,035	78,035	78,035
7/21/2016	92,147	52,084	44,070	44,070	44,070
10/20/2016	92,147	52,084	44,070	44,070	44,070
1/31/2017	92,147	52,084	44,070	44,070	44,070
4/27/2017	81,430	46,027	38,945	38,945	38,945

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Performance Incentive Plan are as follows:

Vest Date	Malon Wilkus	John R. Erickson	Ira J. Wagner	Gordon J. O'Brien	Samuel A. Flax
1/9/2013	30,718	16,360	16,360	10,933	13,034
2/1/2013	3,418	2,696	2,696	2,238	2,291
11/11/2013	28,599	16,165	13,678	13,678	13,678
11/11/2014	28,599	16,165	13,677	13,677	13,678

SAI-15

OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to exercises of stock options and vesting of Incentive Awards during the year ended December 31, 2012, on an aggregated basis. The amounts under the “Value Realized on Vesting” column were calculated by multiplying the number of shares acquired on vesting by the share price on the date the award vested.

Name	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	180,143	1,795,576
John R. Erickson	—	—	103,005	1,027,850
Ira J. Wagner	481,463	3,317,545	100,518	998,924
Gordon J. O’Brien	—	—	83,158	841,029
Samuel A. Flax	269,370	2,318,097	83,869	838,138

(1)
Participants in the Performance Incentive Plan are permitted to defer the distribution of vested portions of Incentive Awards to a date up to ten years after the date of the grant. Of the amounts included in the table above, the vested awards were deferred as follows:

•	Mr. Wilkus elected to defer the distribution of 20,517 and 70,511 shares until 2016 and 2017, respectively.

•	Mr. Erickson elected to defer the distribution of 15,434 and 18,878 shares until 2013 and 2016, respectively.

•	Mr. Wagner elected not to defer any of the vested shares.

•	Mr. O'Brien elected to defer the distribution of 21,896 shares until 2016.

•	Mr. Flax elected to defer the distribution of 3,439, 3,439, 10,582, 16,472 and 6,468 shares until 2013, 2014, 2015, 2016, and 2017, respectively.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements that we have entered into with an executive officer contains provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer's base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•
pro rated target incentive payment for the year in which the officer's employment is terminated following a disability based on the highest target incentive payment amount that could have been earned in that year by him;

•
an additional severance payment equal to the highest target incentive payment amount that could have been earned by him during the year in which the disability termination occurred (multiplied by two in the case of Mr. Wilkus); and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct or by the executive officer with Good Reason.

•	continuation of base salary and insurance benefits for a specified period;

•	an additional lump sum severance payment in a specified amount ($3,000,000 for Mr. Wilkus, $1,500,000 for Mr. Erickson, $1,250,000 for Messrs. Flax, Wagner and O'Brien); and

•
an additional severance payment equal to the greater of the highest target incentive payment amount that the officer could have earned during the year in which the termination occurred or the highest target incentive payment made to the officer for any of the three calendar years ending prior to the year in which the termination occurred, multiplied by 2 for Mr. Wilkus and by 1.25 for Messrs, Erickson, Flax, O'Brien and Wagner.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Flax, O'Brien and Wagner, the period is 15 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination.

SAI-16

Change of Control.

A “Change of Control” is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the company, becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 25% or more of the combined voting power of the company's then outstanding securities; (ii) the stockholders of the company approve a merger or consolidation of the company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the stockholders of the company approve a plan of complete liquidation or winding-up of the company or an agreement for the sale or disposition by the company of all or substantially all of the company's assets.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct or by the officer for Good Reason in the two months preceding or 18 months following a Change of Control of us, including a deemed termination for misconduct by giving written notice of our intent to discontinue the daily extensions of the Term without the named executive officer's written consent, the salary continuation period noted above would be lengthened to two years and the multiplier for the second additional severance payment would be increased from 1.25 to 2. “Good Reason” is defined in the employment agreements (other than for Mr. Wilkus) as any of the following that occurs in the two months preceding or 18 months following a Change of Control of us: (1) a material diminution of the executive's authority, duties or responsibilities with the company; (2) a material breach by us of any material provision of the employment agreement; or (3) any material change in the geographic location at which the executive must perform services.

Mr. Wilkus has the right to declare that Good Reason exists if we take any of the actions above, regardless of whether a Change of Control has occurred. In addition, in the event of a Change of Control, Mr. Wilkus may terminate his employment for Good Reason within the two months preceding or 18 months following the Change of Control, regardless of whether we take any of the actions above. In the event of a termination of Mr. Wilkus by us other than for misconduct or by Mr. Wilkus with Good Reason in the two months preceding or 18 months following a Change of Control of us, the salary continuation period noted above would be lengthened to three years and the multiplier for the second additional severance payment would be increased from 2 to 3.

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•
his target incentive payment for the year in which the death occurs, prorated through the date of death based on the highest target incentive payment amount that could have been earned in that year; and

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

In addition, each of the employments agreements contains a non-competition provision that prevents the executive officer, without the prior written consent of our Board of Directors, from being involved as an officer, employee, partner, stockholder, consultant or otherwise with (A) any person that competes with us or provides or proposes to provide services or investments to a current client of us or (B) any of our potential customers with whom we have discussed a relationship in the 12 months prior to such executive officer's termination date. The non-competition period (the “Restricted Period”) lasts for two years from the termination date if the company terminates the executive officer's employment for other than “misconduct” or disability or if the executive officer terminates employment for “good reason” or one year if the executive officer's employment is otherwise terminated. Each of the employment agreements also contains a provision preventing the executive officer from soliciting any of our employees or interfering in a similar manner with our business during the Restricted Period.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant's options vest in full upon a change of control of us. Under the Performance Incentive Plan, notwithstanding a participant's election to defer distributions of a vested incentive payment award, the vested portion of a participant's account(s) will generally be distributed upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO's termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive

SAI-17

officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on December 31, 2012, but under the terms of the current employment agreements and that the price per share of our common stock is the closing market price as of December 31, 2012, or $12.02.

SAI-18

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause ($)	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control ($)	Voluntary Termination ($)	Disability ($)	Death ($)
Malon Wilkus(4)
Severance Payment	2,990,000	4,485,000	—	—	—
Base Salary	—	—	—	2,990,000	—
Unused Accrued Vacation Time(1)	0 - 172,500	0 - 172,500	0 - 172,500	0 - 172,500	0 - 172,500
Target Incentive Payment(2)	15,000,000	21,000,000	—	18,000,000	6,000,000
Insurance Benefits(3)	29,978	44,967	—	29,978	22,483
TOTAL:	18,192,478	25,702,467	172,500	21,192,478	6,194,983
John R. Erickson
Severance Payment	1,356,250	2,170,000	—	—	—
Base Salary	—	—	—	1,085,000	—
Unused Accrued Vacation Time(1)	0 - 104,327	0 - 104,327	0 – 104,327	0 - 104,327	0 - 104,327
Target Incentive Payment(2)	5,282,539	7,552,062	—	6,000,000	3,000,000
Insurance Benefits(3)	26,081	41,729	—	20,865	31,297
TOTAL:	6,769,197	9,868,118	104,327	7,210,192	3,135,624
Samuel A. Flax
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time(1)	0 - 78,462	0 - 78,462	0 – 78,462	0 - 78,462	0 - 78,462
Target Incentive Payment(2)	4,375,000	6,250,000	—	5,000,000	2,500,000
Insurance Benefits(3)	26,081	41,729	—	20,865	27,819
TOTAL:	5,754,543	8,410,191	78,462	6,119,327	2,606,281
Ira J. Wagner
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time(1)	0 - 98,077	0 - 98,077	0 – 98,077	0 - 98,077	0 - 98,077
Target Incentive Payment(2)	4,375,000	6,250,000	—	5,000,000	2,500,000
Insurance Benefits(3)	26,081	41,729	—	20,865	31,297
TOTAL:	5,774,158	8,429,806	98,077	6,138,942	2,629,374
Gordon J. O’Brien
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time(1)	0 - 98,077	0 - 98,077	0 – 98,077	0 - 98,077	0 - 98,077
Target Incentive Payment(2)	4,375,000	6,250,000	—	5,000,000	2,500,000
Insurance Benefits(3)	26,081	41,729	—	20,865	31,297
TOTAL:	5,774,158	8,429,806	98,077	6,138,942	2,629,374

(1)	Unused accrued vacation time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time accrued at the time of termination.

(2)	Amounts in the rows titled “Target Incentive Payment” have been calculated assuming no other payments have been made to the NEO as of December 31, 2012, for the current year.

(3)	Insurance Benefits are based on the December 2012 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.

(4)
As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

SAI-19

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth as of July 15, 2013 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each shareholder known to management to own beneficially more than 5% of the legally outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)
Beneficial Owners of more than 5%:
The Vanguard Group	17,731,930	(10)	5.7%	N/A
Directors and Named Executive Officers:
Malon Wilkus	5,877,696	(3)(4)(7)	1.9%	over $100,000
John R. Erickson	3,175,063	(3)(4)(8)	1.0%	N/A
Ira J. Wagner	833,053	(3)	*	N/A
Samuel A. Flax	2,230,334	(3)(4)	*	N/A
Gordon O'Brien	2,301,997	(3)(4)	*	N/A
Mary C. Baskin	293,129	(5)(6)	*	over $100,000
Neil M. Hahl	344,126	(5)	*	over $100,000
Philip R. Harper	1,818,156	(5)(9)	*	over $100,000
John A. Koskinen	451,586	(5)	*	over $100,000
Stan Lundine	304,279	(5)	*	over $100,000
Susan K. Nestegard	—		*	—
Kenneth D. Peterson, Jr.	716,288	(5)(10)	*	over $100,000
Alvin N. Puryear	351,318	(5)	*	over $100,000
Directors and Executive Officers as a group (15 persons)	22,291,884		7.2%	N/A
* Less than one percent.

(1)
Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of July 15, 2013, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

(2)
The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of July 15, 2013, times the number of shares beneficially owned, in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)
Includes vested and deferred shares allocated to the account of each executive officer as a participant in our Performance Incentive Plan, each as of July 15, 2013, and shares issuable upon the exercise of options that are exercisable within 60 days of July 15, 2013: Mr. Wilkus has 761,214 shares in the PIP and 4,479,337 shares issuable upon the exercise of options; Mr. Erickson has 336,904 shares in the PIP and 2,496,000 shares issuable upon the exercise of options; Mr. Wagner 816,974 shares issuable upon the exercise of options; Mr. Flax has 250,152 shares in the PIP and 1,826,726 shares issuable upon the exercise of options; and Mr. O'Brien has 270,648 shares in the PIP and 2,022,310 shares issuable upon the exercise of options.

(4)
Includes the equivalent number of shares held as units in our 401(k) Plan of which the named executive officer is the beneficial owner: Mr. Wilkus has the equivalent of 80,934 shares; Mr. Erickson has the equivalent of 10,279 shares; Mr. Flax has the equivalent of 4,766 shares; and Mr. O'Brien has the equivalent of 9,036 shares.

(5)
Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of July 15, 2013. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine, Peterson and Dr. Puryear have 252,906, 312,906, 406,656, 401,656, 219,156, 381,656 and 312,906 such shares, respectively.

(6)	Includes 14,606 shares that are owned by Ms. Baskin's husband. Also includes 165 shares that are owned by Ms. Baskin's son, of which Ms. Baskin disclaims beneficial ownership of such shares.

(7)	Includes 91,963 shares that are owned by Mr. Wilkus' wife.

(8)	Includes 242,155 shares that are held by a family trust. Also includes 48,687 shares held by another family trust, of which Mr. Erickson disclaims beneficial ownership of such shares.

(9)	Includes 12,747 shares that are owned by Mr. Harper's wife.

(10)
This information is based on Amendment No. 1 to Schedule 13G (the “Vanguard Schedule 13G”) filed with the SEC on February 22, 2013, by The Vanguard Group with a business address at 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Schedule 13G indicates that as of December 31, 2012, the Vanguard Group had sole voting power with respect to 58,878 shares, sole dispositive power with respect to 17,688,931 shares, and shared dispositive power with respect to 42,999 shares, and that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 42,999 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., also a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 15,879 shares as a result of its serving as investment manager of Australian investment offerings.

SAI-20

CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”), subject to certain exceptions.

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual's personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our Chief Executive Officer, Chief Financial Officer, principal accounting officer, Controller and certain other persons who may be designated by the Board of Directors or our Audit and Compliance Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit and Compliance Committee.

Loan Transactions. We previously entered into a series of loan transactions with certain employees, including some of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2012 and none are currently outstanding.

Since the July 30, 2002 enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors.

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 800 17th Street, NW, Washington, D.C. 20006 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, the consolidated financial highlights for each of the five years ended December 31, 2012, and the schedule 12-14 for the year ended December 31, 2012 in this prospectus.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

SAI-21

From October 1, 1997 through September 30, 2010, we operated so as to qualify to be taxed as a RIC within the meaning of Subchapter M of the Code. Beginning with our tax year ended September 30, 2011, our status changed from a RIC subject to taxation under Subchapter M to a corporation subject to taxation under Subchapter C. This change in status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio company composition of that statute.

As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state taxes on our taxable ordinary income and capital gains.

SAI-22

AMERICAN CAPITAL, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2012 and 2011, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2012, and the consolidated financial highlights for each of the five years in the period ended December 31, 2012. Our audit also included the financial statement schedule listed in the Index at Item 15(a)(2). These financial statements, financial highlights, and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination or confirmation of securities held by custodians as of December 31, 2012 or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital, Ltd. at December 31, 2012 and 2011, the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2012, and its consolidated financial highlights for each of the five years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American Capital, Ltd.'s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 1, 2013 expressed an unqualified opinion thereon.

/s/    Ernst & Young LLP

McLean, Virginia
March 1, 2013

AMERICAN CAPITAL, LTD.
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)

	December 31,
	2012	2011
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $1,852 and $2,781, respectively)	$1,306	$2,113
Affiliate investments (cost of $261 and $148, respectively)	269	107
Control investments (cost of $3,729 and $3,810, respectively)	3,690	2,910
Total investments at fair value (cost of $5,842 and $6,739, respectively)	5,265	5,130
Cash and cash equivalents	331	204
Restricted cash and cash equivalents	140	80
Interest and dividend receivable	43	42
Deferred tax asset, net	455	428
Derivative agreements at fair value	11	10
Other	74	67
Total assets	$6,319	$5,961
Liabilities and Shareholders’ Equity
Debt ($291 and $227 due within one year, respectively)	$775	$1,251
Derivative agreements at fair value	38	99
Trade date settlement liability	39	—
Other	38	48
Total liabilities	890	1,398
Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 310.1 and 336.4 issued and 304.4 and 329.1 outstanding, respectively	3	3
Capital in excess of par value	6,783	7,053
Distributions in excess of net realized earnings	(875)	(999)
Net unrealized depreciation of investments	(482)	(1,494)
Total shareholders’ equity	5,429	4,563
Total liabilities and shareholders’ equity	$6,319	$5,961
Net Asset Value Per Common Share Outstanding	$17.84	$13.87

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Year Ended December 31,
	2012	2011	2010
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$235	$291	$323
Affiliate investments	31	9	24
Control investments	320	243	199
Total interest and dividend income	586	543	546
Fee income
Non-Control/Non-Affiliate investments	9	15	16
Control investments	51	33	38
Total fee income	60	48	54
Total operating revenue	646	591	600
Operating Expenses
Interest	59	90	177
Salaries, benefits and stock-based compensation	148	143	134
General and administrative	56	55	64
Debt refinancing costs	—	—	21
Total operating expenses	263	288	396
Net Operating Income Before Income Taxes	383	303	204
Tax benefit	14	145	—
Net Operating Income	397	448	204
Loss on extinguishment of debt, net of tax	(3)	—	—
Net realized (loss) gain
Non-Control/Non-Affiliate investments	(138)	(383)	(356)
Affiliate investments	10	1	31
Control investments	(143)	47	(174)
Foreign currency transactions	1	—	(2)
Derivative agreements	(87)	(50)	(75)
Tax benefit	87	75	—
Total net realized loss	(270)	(310)	(576)
Net unrealized appreciation (depreciation)
Portfolio company investments	1,005	646	1,468
Foreign currency translation	27	(31)	(107)
Derivative agreements	62	13	9
Tax (provision) benefit	(82)	208	—
Total net unrealized appreciation	1,012	836	1,370
Total net gain	742	526	794
Net Increase in Net Assets Resulting from Operations (“Net Earnings”)	$1,136	$974	$998

Net Operating Income Per Common Share
Basic	$1.24	$1.30	$0.63
Diluted	$1.20	$1.26	$0.62
Net Earnings Per Common Share
Basic	$3.55	$2.83	$3.06
Diluted	$3.44	$2.74	$3.02
Weighted Average Shares of Common Stock Outstanding
Basic	320.3	343.9	325.9
Diluted	330.3	355.3	330.9

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in millions, except per share data)

	Year Ended December 31,
	2012	2011	2010
Operations
Net operating income	$397	$448	$204
Loss on extinguishment of debt, net of tax	(3)	—	—
Net realized loss	(270)	(310)	(576)
Net unrealized appreciation	1,012	836	1,370
Net earnings	1,136	974	998
Capital Share Transactions
Issuance of common stock	—	—	293
Proceeds from issuance of common stock upon exercise of stock options	36	11	5
Repurchase of common stock	(362)	(134)	—
Stock-based compensation	44	45	42
Other	12	(1)	1
Net (decrease) increase in net assets resulting from capital share transactions	(270)	(79)	341
Total increase in net assets	866	895	1,339
Net assets at beginning of period	4,563	3,668	2,329
Net assets at end of period	$5,429	$4,563	$3,668

Net asset value per common share outstanding	$17.84	$13.87	$10.71
Common shares outstanding at end of period	304.4	329.1	342.4

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Year Ended December 31,
	2012	2011	2010
Operating Activities
Net earnings	$1,136	$974	$998
Adjustments to reconcile net earnings to net cash provided by operating activities:
Net unrealized appreciation of investments	(1,094)	(628)	(1,370)
Net realized loss on investments	357	385	576
Loss on extinguishment of debt	5	—	—
Accrued payment-in-kind interest and dividends on investments	(228)	(196)	(151)
Amortization of deferred finance costs, premiums and discounts	9	23	11
Depreciation of property and equipment	7	7	14
Stock-based compensation	44	45	42
Increase in deferred tax asset, net	(16)	(428)	—
Increase in interest and dividend receivable	(12)	(5)	(1)
(Increase) decrease in other assets	(14)	(4)	10
Decrease in other liabilities	(9)	(6)	(43)
Other	(21)	7	1
Net cash provided by operating activities	164	174	87
Investing Activities
Purchases and originations of investments	(588)	(208)	(185)
Repayments (fundings on) from portfolio company revolving credit facility investments, net	10	(17)	14
Principal repayments on debt investments	979	548	910
Proceeds from loan syndications and loan sales	3	16	40
Payment of accrued PIK notes and dividend and accreted original issue discounts	242	108	77
Proceeds from sales of equity investments	274	394	266
Interest rate derivative periodic interest payments, net	(25)	(45)	(61)
Interest rate derivative termination payments	(62)	(5)	(14)
Other	(10)	(4)	(2)
Net cash provided by investing activities	823	787	1,045
Financing Activities
Proceeds from secured term loan	597	—	—
Payments on secured borrowings	(575)	(425)	(307)
Payments on unsecured borrowings	(11)	—	(1,030)
Payments on notes payable from asset securitizations	(487)	(583)	(544)
Increase in deferred financing costs	(16)	—	(26)
Issuance of common stock	—	—	293
Proceeds from issuance of common stock upon exercise of stock options	36	11	5
Repurchase of common stock	(362)	(134)	—
(Increase) decrease in debt service escrows	(60)	105	(89)
Other	18	—	—
Net cash used in financing activities	(860)	(1,026)	(1,698)
Net increase (decrease) in cash and cash equivalents	127	(65)	(566)
Cash and cash equivalents at beginning of period	204	269	835
Cash and cash equivalents at end of period	$331	$204	$269

Supplemental Disclosures
Cash paid for interest	$45	$75	$186
Cash received for taxes	$5	$—	$18
Non-cash Investing Activities
Debt investment received from the sale of equity investments	$3	$—	$37

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value at beginning of the period	$13.87	$10.71	$8.29	$15.41	$32.88
(Loss) gain on extinguishment of debt, net of tax(1)	(0.01)	—	—	0.05	—
Net operating income(1)	1.24	1.30	0.63	0.56	2.42
Net realized (loss) gain(1)	(0.84)	(0.90)	(1.77)	(3.42)	0.16
Net unrealized appreciation (depreciation)(1)	3.16	2.43	4.20	(0.96)	(17.87)
Net earnings (loss)(1)	3.55	2.83	3.06	(3.77)	(15.29)
Issuance of common stock(2)	(0.24)	(0.05)	(0.58)	(0.70)	0.12
Shareholder dividends	—	—	—	(1.07)	(3.09)
Repurchase of common stock	0.77	0.32	—	—	0.02
Other, net(3)	(0.11)	0.06	(0.06)	(1.58)	0.77
Net asset value at end of period	$17.84	$13.87	$10.71	$8.29	$15.41
Ratio/Supplemental Data
Per share market value at end of period	$12.02	$6.73	$7.56	$2.44	$3.24
Total investment return (loss)(4)	78.61%	(10.98%)	209.84%	0.34%	(88.75%)
Shares outstanding at end of period	304.4	329.1	342.4	280.9	204.7
Net assets at end of period	$5,429	$4,563	$3,668	$2,329	$3,155
Average net assets(5)	$5,152	$4,181	$2,981	$2,444	$5,194
Average debt outstanding(6)	$960	$1,662	$3,275	$4,307	$4,508
Average debt outstanding per common share(1)	$3.00	$4.83	$10.05	$17.86	$22.13
Portfolio turnover rate	9.47%	5.39%	2.80%	4.09%	20.76%
Ratio of operating expenses to average net assets	5.10%	6.89%	13.28%	23.82%	10.03%
Ratio of operating expenses, net of interest expense, to average net assets	3.96%	4.74%	7.34%	13.34%	5.79%
Ratio of interest expense to average net assets	1.15%	2.15%	5.94%	10.48%	4.24%
Ratio of net operating income to average net assets	7.71%	10.72%	6.84%	5.52%	9.49%

(1)	Weighted average basic per share data.

(2)	For the year ended December 31, 2009, represents the issuance of shares of common stock in conjunction with the acquisition of European Capital Limited.

(3)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of US GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(4)	Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan.

(5)	Based on the quarterly average of net assets as of the beginning and end of each period presented.

(6)	Based on a daily weighted average balance of debt outstanding during the period.

See accompanying notes.

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value
NON-CONTROL / NON-AFFILIATE INVESTMENTS
Aderant North America, Inc.	Internet Software & Services	Senior Debt(6)	10.3%	12/18-6/19		$19.5	$19.2	$19.2
Air Distribution Technologies Inc.	Commercial Services & Supplies	Senior Debt(6)	9.3%	5/20		7.0	6.9	6.9
American Acquisition, LLC(8)	Capital Markets	Senior Debt(6)	14.3%	12/13		5.2	5.2	5.2
AmWins Group LLC	Insurance	Senior Debt(6)	9.3%	12/19		10.0	9.8	9.8
BBB Industries, LLC	Auto Components	Senior Debt(6)	9.3%	6/14		21.2	21.2	20.7
Blue Wolf Capital Fund II, L.P.(8)	Capital Markets	Limited Partnership Interest(4)					7.1	6.9
CAMP International Holding Co.	Transportation Infrastructure	Senior Debt(6)	10.0%	12/19		12.0	11.7	12.0
CIBT Investment Holdings, LLC	Commercial Services & Supplies	Common Stock(4)(6)			13,381		8.9	16.5
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Senior Debt(6)	8.1%	2/14		20.8	20.5	16.9
DelStar, Inc.	Building Products	Redeemable Preferred Stock(6)			26,613		28.6	45.6
		Convertible Preferred Stock(6)			29,569		4.0	5.2
		Common Stock Warrants(4)(6)			89,020		16.9	15.7
							49.5	66.5
Easton Bell Sports, LLC	Leisure Equipment & Products	Redeemable Preferred Stock			1,171		2.0	2.0
		Common Units(4)			3,830,068		0.8	0.1
							2.8	2.1
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	14.0%	11/14		20.2	20.2	20.2
		Mezzanine Debt(5)(6)	15.5%	11/14		22.1	11.7	19.8
		Redeemable Preferred Stock(4)(6)			919		0.9	—
		Convertible Preferred Stock(4)(6)			861,364		20.9	—
							53.7	40.0
Flexera Software, LLC	Software	Senior Debt(6)	11.0%	10/18		15.0	14.1	15.1
Foamex Innovations, Inc.	Household Durables	Common Stock Warrants(4)(6)			14,134		—	0.5
HMSC Corporation	Insurance	Senior Debt(5)(6)	5.7%	10/14		3.5	2.7	0.8
JHCI Acquisition, Inc.	Air Freight & Logistics	Senior Debt(6)	5.7%	12/14		19.0	19.0	16.9
KIK Custom Products, Inc.(7)	Household Products	Senior Debt(6)	5.3%	12/14		22.5	22.5	18.0
LCW Holdings, LLC	Real Estate	Senior Debt(6)	11.0%	10/13		10.2	10.3	10.4
Mitchell International, Inc.	IT Services	Senior Debt(6)	5.6%	3/15		5.0	5.0	4.7
NBD Holdings Corp.	Diversified Financial Services	Convertible Preferred Stock(4)			84,174		8.6	2.1
		Common Stock(4)			633,408		0.1	—
							8.7	2.1
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt(6)	7.7%	10/15		2.5	2.5	2.2
Pan Am International Flight Academy, Inc.	Professional Services	Mezzanine Debt(6)	18.0%	4/18		51.2	51.1	51.2
		Convertible Preferred Stock(4)(6)			14,938		14.9	0.8
							66.0	52.0
Parts Holding Coörperatief U.A(7)	Distributors	Membership Entitlements(4)			173,060		6.4	0.9
Qioptiq S.à r.l.(7)	Electronic Equipment, Instruments & Components	Mezzanine Debt(6)	12.0%	3/18		36.9	36.7	36.7
Qualium I(7)	Capital Markets	Common Stock(4)			247,939		3.1	3.4
RDR Holdings, Inc.	Household Durables	Mezzanine Debt(6)	15.6%	10/14		31.9	31.8	31.9
		Redeemable Preferred Stock(4)(6)			133		13.3	—
		Convertible Preferred Stock(4)(6)			1,541		192.3	—
		Common Stock(4)(6)			15,414		32.7	—
							270.1	31.9
Roark - Money Mailer, LLC	Media	Common Membership Units(4)			3.5%		0.2	0.4
Scanner Holdings Corporation	Computers & Peripherals	Mezzanine Debt(6)	14.0%	10/16		16.1	16.1	16.1
		Convertible Preferred Stock(6)			77,640,000		8.1	16.9
		Common Stock(6)			78,242		0.1	—
							24.3	33.0
Soil Safe Holdings, LLC	Professional Services	Senior Debt(6)	8.9%	1/16-6/16		40.3	40.2	39.7
		Mezzanine Debt(6)	15.5%	7/16-11/16		43.1	42.8	41.7
		Mezzanine Debt(5)(6)	17.5%	8/17		40.3	18.3	29.5
							101.3	110.9

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt(6)	11.0%	6/14		46.3	46.1	46.3
		Mezzanine Debt(6)	15.3%	6/15-6/16		57.0	56.7	57.0
		Convertible Preferred Stock(6)			84,043		65.9	65.8
		Common Stock(4)(6)			84,043		—	18.5
							168.7	187.6
Survey Sampling International, LLC	Media	Mezzanine Debt(6)	15.0%	7/18		41.9	41.5	41.5
ThreeSixty Sourcing, Inc.(7)	Commercial Services & Supplies	Common Stock Warrants(4)			35		4.1	—
Transtar Holding Company	Auto Components	Senior Debt(6)	9.8%	10/19		8.0	7.8	7.8
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)			26,977		0.1	0.1
		Common Stock(4)(6)			3,218,667		3.8	3.2
							3.9	3.3
Unipex Neptune International S.A.S.(7)	Chemicals	Senior Debt(6)	8.5%	9/19		10.8	10.8	10.8
WP CPP Holdings, LLC	Aerospace & Defense	Senior Debt	10.5%	6/20		40.0	39.2	39.2
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	15.0%	7/16		103.5	103.1	102.5
		Convertible Preferred Stock(4)(6)			2,008,575		238.0	105.5
		Common Stock(4)(6)			502,144		49.9	—
							391.0	208.0

CMBS INVESTMENTS
Banc of America Commercial Mortgage Trust 2007-1(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.8%	2/17-2/18		12.4	4.0	0.2
CD 2007-CD4 Commercial Mortgage Trust(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.7%	4/17		14.0	8.7	0.2
CD 2007-CD5 Mortgage Trust(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	6.1%	12/17		14.8	8.8	0.5
Citigroup Commercial Mortgage Securities Trust 2007-C6(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.7%	7/17		67.5	30.4	7.4
COBALT CMBS Commercial Mortgage Trust 2007-C3(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.2%	10/17		3.7	2.5	0.1
Credit Suisse Commercial Mortgage Trust Series 2007-C4(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.8%	8/17		20.8	10.3	1.1
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.8%	7/17		52.3	9.0	0.7
LB-UBS Commercial Mortgage Trust 2007-C6(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	6.2%	8/17		36.6	20.2	0.9
LB-UBS Commercial Mortgage Trust 2008-C1(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	6.2%	7/23-7/24		19.4	7.4	1.1
ML-CFC Commercial Mortgage Trust 2007-6(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.8%	4/17		9.8	3.2	0.1
ML-CFC Commercial Mortgage Trust 2007-8(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.9%	8/17		10.0	5.8	0.5
Wachovia Bank Commercial Mortgage Trust 2007-C31(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.8%	5/17		20.0	10.7	0.8
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.7%	10/17		52.0	18.1	2.6
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	5.6%	10/17-9/22		64.7	33.3	1.8
Wachovia Bank Commercial Trust 2006-C28(8)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(6)	6.0%	11/16		5.0	2.8	0.1

CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)(8)		Secured Notes(6)				8.5	8.4	7.2
		Subordinated Notes(6)				25.9	13.3	20.6
							21.7	27.8
Ares IIIR/IVR CLO Ltd.(7)(8)		Subordinated Notes(6)				20.0	15.5	16.3

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value
Ares VIII CLO, Ltd.(7)(8)		Preference Shares(6)			6,241		5.7	3.8
Avalon Capital Ltd. 3(7)(8)		Preferred Securities(6)			13,796		4.5	8.1
Babson CLO Ltd. 2006-II(7)(8)		Income Notes(6)				15.0	8.8	17.4
BALLYROCK CLO 2006-2 LTD.(7)(8)		Deferrable Notes(6)				2.0	1.7	1.5
Cent CDO 12 Limited(7)(8)		Income Notes(6)				26.4	13.0	26.1
Centurion CDO 8 Limited(7)(8)		Subordinated Notes(6)				5.0	2.1	2.8
Champlain CLO(7)(8)		Preferred Securities(6)			1,000,000		0.5	0.1
CoLTs 2005-1 Ltd.(7)(8)		Preference Shares(4)(6)			360		2.0	0.4
CoLTs 2005-2 Ltd.(7)(8)		Preference Shares(6)			34,170,000		23.8	8.7
CREST Exeter Street Solar 2004-2(7)(8)		Preferred Securities(6)			3,089,177		5.0	3.1
Eaton Vance CDO X plc(7)(8)		Secured Subordinated Income Notes(6)				15.0	12.2	12.1
Essex Park CDO Ltd.(7)(8)		Preferred Securities(6)			5,750,000		3.1	3.4
Flagship CLO V(7)(8)		Deferrable Notes(6)				1.7	1.4	1.3
		Subordinated Securities(6)			15,000		7.8	11.1
							9.2	12.4
Galaxy III CLO, Ltd(7)(8)		Subordinated Notes(4)				4.0	1.4	0.6
LightPoint CLO IV, LTD(7)(8)		Income Notes(6)				6.7	7.3	5.6
LightPoint CLO VII, Ltd.(7)(8)		Subordinated Notes(6)				9.0	4.0	7.8
LightPoint CLO VIII, Ltd.(7)(8)		Deferrable Notes(6)				7.0	6.6	6.7
Mayport CLO Ltd.(7)(8)		Income Notes				14.0	9.5	10.4
NYLIM Flatiron CLO 2006-1 LTD.(7)(8)		Subordinated Securities(6)			10,000		4.1	7.7
Octagon Investment Partners VII, Ltd.(7)(8)		Preferred Securities(6)			5,000,000		1.9	3.0
Octagon Investment Partners XIV, Ltd.(7)(8)		Subordinated Notes(6)				10.0	9.0	9.0
Sapphire Valley CDO I, Ltd.(7)(8)		Subordinated Notes(6)				14.0	14.8	16.7
Vitesse CLO, Ltd.(7)(8)		Preferred Securities(6)			20,000,000		13.0	16.0
Subtotal Non-Control / Non-Affiliate Investments (25% of total investments at fair value)							$1,852.0	$1,306.4

AFFILIATE INVESTMENTS
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt(6)	9.5%	12/13		$6.4	$6.4	$6.4
		Redeemable Preferred Stock(4)(6)			859		1.6	2.1
		Common Stock(4)(6)			3,061		5.0	—
							13.0	8.5
Egenera, Inc.	Computers & Peripherals	Mezzanine Debt(5)	15.0%	2/13		5.4	3.2	0.5
		Common Stock(4)(6)			8,569,905		25.4	—
							28.6	0.5
HALT Medical, Inc.	Health Care Equipment & Supplies	Senior Debt(6)	19.6%	12/13		21.9	20.8	20.7
		Convertible Preferred Stock(4)(6)			5,592,367		8.9	13.3
		Common Stock(4)(6)			131,315		0.1	0.3
		Common Stock Warrants(4)(6)			5,653,978		—	5.1
							29.8	39.4
IEE Holding 1 S.A.(7)	Auto Components	Common Stock(4)			250,000		4.5	11.9
IS Holdings I, Inc.	Software	Common Stock(4)(6)			1,165,930		—	14.4
Neways Holdings, L.P.	Personal Products	Senior Debt(6)	16.0%	8/14		10.3	10.3	9.8
		Common Units(4)(6)			10.6%		9.5	3.6
							19.8	13.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)			4,213		1.2	3.1
Qualitor Component Holdings, LLC	Auto Components	Redeemable Preferred Units(4)			3,150,000		3.2	—
		Common Units(4)			350,000		0.3	—
							3.5	—
Radar Detection Holdings Corp.	Household Durables	Convertible Preferred Stock(4)			7,075		0.7	1.9
		Common Stock(4)			40,688		0.6	2.1
							1.3	4.0

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value

The Tensar Corporation	Construction & Engineering	Senior Debt(6)	15.3%	9/14		101.5	100.2	100.7
		Convertible Preferred Stock(6)			12,135,088		56.0	67.9
		Common Stock Warrants(4)			6,521,904		1.3	1.7
							157.5	170.3
WFS Holding, LLC	Software	Preferred Membership Units			20,403,772		2.1	3.4
Subtotal Affiliate Investments (5% of total investments at fair value)							$261.3	$268.9

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(4)(6)			589		$6.4	$—
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	15.0%	5/16		$6.4	3.7	2.0
		Common Stock(6)			100%		6.0	17.2
							9.7	19.2
Affordable Care Holding Corp.	Health Care Providers & Services	Convertible Preferred Stock(6)			81,087		63.5	132.6
		Common Stock(4)(6)			20,139,669		15.6	33.3
							79.1	165.9
American Capital Asset Management, LLC	Capital Markets	Senior Debt(6)	3.2%	9/16		9.0	9.0	9.0
		Common Membership Interest(6)			100%		140.1	819.4
							149.1	828.4
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	13.9%	7/16		35.7	35.5	35.7
		Redeemable Preferred Stock(4)(6)			403,357		43.9	44.8
		Common Stock(4)(6)			128,681		10.8	—
		Common Stock Warrants(4)(6)			204,663		17.3	—
							107.5	80.5
ASAP Industries Holdings, LLC	Energy Equipment & Services	Senior Debt(6)	5.8%	1/17		26.3	25.0	26.2
		Mezzanine Debt(6)	14.0%	12/18		19.7	19.5	19.7
		Membership Units(4)(6)			100,000		28.9	25.1
							73.4	71.0
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt(6)	11.0%	1/14		12.9	12.9	12.9
		Mezzanine Debt(6)	18.6%	1/15		35.0	34.9	35.0
		Convertible Preferred Stock(6)			145,316		24.5	34.5
		Common Stock(4)(6)			13,031		1.8	2.9
							74.1	85.3
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)			8,500,100		0.9	—
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(6)	7.2%	5/14		19.8	19.8	19.8
		Redeemable Preferred Stock(4)(6)			21,215		42.7	—
							62.5	19.8
CIBT Travel Solutions, LLC	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)			858,410		—	1.2
CML Pharmaceuticals, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	14.0%	12/18		40.0	39.6	40.0
		Convertible Preferred Stock(4)(6)			100,000		57.0	45.9
							96.6	85.9
CMX Inc.	Construction & Engineering	Senior Debt(5)(6)	3.5%	2/13		4.5	4.4	—
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Senior Debt(6)	3.0%	2/13		1.1	1.1	1.1
		Convertible Preferred Stock(4)(6)			11,532,842		12.4	2.3
							13.5	3.4
Core Financial Holdings, LLC(8)	Diversified Financial Services	Common Units(4)(6)			57,940,360		46.5	2.8
Dyno Holding Corp.	Auto Components	Senior Debt(6)	11.5%	11/15		40.3	40.2	40.3
		Mezzanine Debt(6)	7.3%	11/16		17.9	17.8	17.9
		Mezzanine Debt(5)(6)	—%	11/16		14.0	11.6	1.0
		Convertible Preferred Stock(4)(6)			389,759		40.5	—
		Common Stock(4)(6)			97,440		10.1	—
							120.2	59.2
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Mezzanine Debt(6)	16.5%	12/14		16.3	16.3	16.3
		Common Stock(4)(6)			583		11.1	10.4
							27.4	26.7
eLynx Holdings, Inc.	IT Services	Senior Debt(6)	7.7%	6/14		1.9	1.9	1.9
		Convertible Preferred Stock(6)			11,728		25.8	32.1
		Redeemable Preferred Stock(4)(6)			21,113		9.0	5.4
		Common Stock(4)(6)			11,261		1.1	—
		Common Stock Warrants(4)(6)			1,078,792		13.1	—
							50.9	39.4
European Capital Limited(7)	Diversified Financial Services	Subordinated Debt(6)	7.3%	6/15		109.2	109.1	109.2
		Ordinary Shares(4)(6)			100%		1,267.3	700.2
							1,376.4	809.4

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value

EXPL Pipeline Holdings LLC(8)	Oil, Gas & Consumable Fuels	Senior Debt(6)	8.1%	1/17		46.7	46.2	46.7
		Common Membership Units(4)(6)			58,297		44.5	3.8
							90.7	50.5
FL Acquisitions Holdings, Inc.	Computers & Peripherals	Senior Debt(6)	8.3%	2/13-10/13		40.1	40.1	40.1
		Mezzanine Debt(5)(6)	20.3%	4/14-10/14		69.8	36.9	14.4
		Redeemable Preferred Stock(4)			583,000		0.6	—
		Common Stock(4)(6)			129,514		15.6	—
							93.2	54.5
Formed Fiber Technologies, Inc.	Auto Components	Common Stock(4)(6)			31,250		8.1	—
Fosbel Global Services (LUXCO) S.C.A.	Commercial Services & Supplies	Mezzanine Debt(6)	17.0%	10/18		7.4	7.4	7.4
		Mezzanine Debt(5)(6)	18.8%	10/18-10/19		78.2	37.8	29.9
		Redeemable Preferred Stock(4)			18,449,456		18.5	—
		Convertible Preferred Stock(4)			1,519,368		3.0	—
		Common Stock(4)			108,526		0.2	—
							66.9	37.3
FPI Holding Corporation	Food Products	Senior Debt(5)(6)	9.9%	2/13-6/14		38.0	34.0	11.1
FreeConference.com, Inc.	Diversified Telecommunication Services	Senior Debt(5)(6)	8.5%	5/13		8.1	6.4	5.2
Future Food, Inc.	Food Products	Senior Debt(5)(6)	8.0%	3/14		1.6	1.6	—
		Common Stock(4)(6)			64,917		12.9	—
		Common Stock Warrants(4)(6)			6,500		1.3	—
							15.8	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt(6)	9.5%	1/17		15.4	15.1	15.3
		Senior Debt(5)(6)	12.0%	1/17		5.2	3.9	5.6
		Convertible Preferred Stock(4)(6)			4,000		1.0	—
		Common Stock(4)(6)			100%		0.7	—
							20.7	20.9
Halex Holdings, Inc.	Construction Materials	Senior Debt(5)(6)	12.0%	12/14		14.4	9.8	7.4
		Redeemable Preferred Stock(4)(6)			6,482,972		6.6	—
							16.4	7.4
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	Membership Unit(4)(6)			1		1.5	1.5
LLSC Holdings Corporation	Personal Products	Mezzanine Debt(6)	12.0%	8/16		5.5	5.5	5.5
		Convertible Preferred Stock(4)(6)			7,496		8.1	15.1
		Common Stock(4)(6)			833		—	1.7
		Common Stock Warrants(4)(6)			675		—	1.4
							13.6	23.7
LVI Holdings, LLC	Professional Services	Senior Debt(6)	7.2%	2/13		2.7	2.7	2.7
		Mezzanine Debt(5)(6)	18.0%	2/13		14.5	8.9	2.9
							11.6	5.6
Mirion Technologies, Inc.	Electrical Equipment	Convertible Preferred Stock(6)			424,188		75.6	184.6
		Common Stock(4)(6)			55,290		5.5	11.6
		Common Stock Warrants(4)(6)			222,414		18.6	46.6
							99.7	242.8
Montgomery Lane, LLC(8)	Diversified Financial Services	Common Membership Units(4)(6)			100		1.5	4.2
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	16.4%	7/16		33.3	33.3	33.3
		Redeemable Preferred Stock(6)			2,485		1.6	1.6
		Convertible Preferred Stock(4)(6)			51,351		18.2	21.0
							53.1	55.9
NECCO Holdings, Inc.	Food Products	Senior Debt(5)(6)	9.5%	8/13-11/13		17.0	15.1	10.5
		Common Stock(4)(6)			860,189		0.1	—
							15.2	10.5
NECCO Realty Investments, LLC	Real Estate	Senior Debt(5)(6)	14.0%	12/17		53.3	32.8	31.0
		Common Membership Units(4)(6)			7,450		4.9	—
							37.7	31.0
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(6)	6.8%	4/16-4/17		85.7	71.2	72.8
		Common Stock(4)(6)			72,953		54.3	1.3
							125.5	74.1
Paradigm Precision Holdings, LLC	Aerospace & Defense	Mezzanine Debt(6)	18.2%	4/18-7/18		141.4	129.9	141.5
		Mezzanine Debt(5)(6)	20.5%	7/18		22.6	9.9	5.5
		Common Membership Units(4)(6)			478,488		17.5	—
							157.3	147.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(6)	11.0%	12/13		5.9	5.9	5.9
		Mezzanine Debt(6)	17.0%	12/14		11.9	11.8	11.9
		Mezzanine Debt(5)(6)	19.0%	12/14		17.1	7.3	0.1
		Common Stock(4)(6)			367,881		4.2	—
							29.2	17.9

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate (2)	Maturity Date (2)	# of shares/ units owned	Principal	Cost	Fair Value

PHI Acquisitions, Inc.	Internet & Catalog Retail	Mezzanine Debt(6)	15.3%	3/16		27.4	27.3	27.4
		Redeemable Preferred Stock(6)			36,267		25.4	37.0
		Common Stock(6)			40,295		3.9	2.7
		Common Stock Warrants(4)(6)			116,065		11.6	7.6
							68.2	74.7
Plumbing Holding Corporation	Building Products	Common Stock(4)(6)			342,500		11.1	—
Rebellion Media Group Corp.(7)	Internet Software & Services	Senior Debt(6)	6.6%	7/14-12/15		22.7	20.8	21.6
		Convertible Preferred Stock(4)(6)			2,081,879		7.6	6.5
							28.4	28.1
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Convertible Preferred Stock(6)			1,101,673		169.6	169.6
		Common Stock(4)(6)			275,419		27.5	—
							197.1	169.6
Specialty Brands Holdings, Inc.	Food Products	Mezzanine Debt(6)	14.1%	5/14		37.0	36.9	37.1
		Redeemable Preferred Stock(6)			122,017		13.3	19.0
		Common Stock(4)(6)			128,175		2.3	25.7
		Common Stock Warrants(4)(6)			56,819		1.4	11.4
							53.9	93.2
Spring Air International, LLC	Household Durables	Common Membership Units(4)			49%		2.1	—
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt(6)	12.5%	6/18		27.5	27.5	22.8
		Common Units(4)(6)			490,000		2.0	5.5
							29.5	28.3
UFG Real Estate Holdings, LLC(8)	Real Estate	Common Membership(4)(6)					—	0.9
Unique Fabricating Incorporated	Auto Components	Senior Debt(6)	14.0%	2/15		5.2	5.2	5.2
		Redeemable Preferred Stock(4)(6)			301,556		18.8	23.4
		Common Stock Warrants(4)(6)			6,862		0.2	—
							24.2	28.6
Unwired Holdings, Inc.	Electronic Equipment, Instruments & Components	Senior Debt(6)	9.5%	7/13		10.4	10.4	10.4
		Mezzanine Debt(6)	15.0%	7/13		42.1	26.7	42.1
		Redeemable Preferred Stock(4)			1,890		1.9	—
							39.0	52.5
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(6)	14.6%	12/13		6.6	6.6	6.6
		Redeemable Preferred Membership Units(4)(6)			3,796,269		3.0	0.3
		Common Membership Units(4)(6)			27,400		1.9	—
							11.5	6.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(6)			703,406		45.6	85.1
		Common Stock(6)			175,853		11.4	21.3
							57.0	106.4

CDO / CLO INVESTMENTS
ACAS Wachovia Investments, L.P.(8)	Diversified Financial Services	Partnership Interest			90%		9.8	1.2
Subtotal Control Investments (70% of total investments at fair value)							$3,728.5	$3,689.6
Total Investment Assets							$5,841.8	$5,264.9

Counterparty	Instrument	Interest Rate (2)	Expiration Date (2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Wells Fargo Bank, N.A	Balance Differential Swap - Pay Floating/ Receive Fixed(6)	LIBOR/5.1%	8/19	1	$8.7	$—	$10.6
Subtotal Derivative Assets						$—	$10.6

Wells Fargo Bank, N.A	Interest Rate Swap - Pay Fixed/ Receive Floating(6)	5.1%/LIBOR	8/16-8/19	2	$122.4	$—	$(16.5)
Citibank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating(6)	5.3%/LIBOR	5/16-11/19	3	98.6	—	(13.4)
Citibank, N.A.	Balance Differential Swap - Pay Fixed/ Receive Floating(6)	5.2%/LIBOR	11/19	1	71.6	—	(2.7)
BNP Paribas	Interest Rate Swap - Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(5.0)
BMO Financial Group	Interest Rate Swap - Pay Fixed/ Receive Floating(6)	5.5%/LIBOR	2/13	1	9.2	—	(0.1)
American Capital TRS, LLC	Total Return Swap	N/A	12/13	1	200.0	—	—
Subtotal Derivative Liabilities						$—	$(37.7)
Total Derivative Agreements, Net						$—	$(27.1)

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2012 (in millions, except share data)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)(6)
JP Morgan Prime Money Market Fund Capital	$68.0	$68.0
Wells Fargo Advantage Heritage Fund	40.0	40.0
JP Morgan Liquid Assets Money Market Fund	7.2	7.2
Fidelity Institutional Prime Money Market Portfolio Institutional Class	6.0	6.0
First American Prime Obligation Z	5.5	5.5
Federated Inv PR CSH OBL-IS	4.0	4.0
Fidelity Institutional Money Market Treasury Portfolio - Class I	3.0	3.0
Invesco Short Term Investments Trust Liquid Assets Portfolio Corporate Class	2.0	2.0
Total Money Market Funds	$135.7	$135.7

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity and expiration dates represent the earliest and the latest dates in which the security matures or the instrument expires.

(3)	Included in cash and cash equivalents on our consolidated balance sheets.

(4)	Some or all of the securities are non-income producing.

(5)	Loan is on non-accrual status and therefore considered non-income producing.

(6)	All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(8)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
NON-CONTROL / NON-AFFILIATE INVESTMENTS
Affordable Care Holding Corp.	Health Care Providers & Services	Mezzanine Debt(7)	15.0%	6/16		$70.8	$70.3	$70.8
		Convertible Preferred Stock(7)			70,752		68.1	111.7
		Common Stock(4)(7)			17,687,156		15.8	26.7
							154.2	209.2
Algoma Holding Company	Building Products	Mezzanine Debt(7)	14.1%	9/13		16.1	16.0	16.3
American Acquisition, LLC(9)	Capital Markets	Senior Debt(7)	14.3%	12/12		13.7	13.6	13.5
AmWins Group, Inc.	Insurance	Senior Debt(7)	6.1%	6/14		18.5	18.5	16.3
Avalon Laboratories Holding Corp.	Health Care Equipment & Supplies	Senior Debt(7)	11.0%	1/14		16.0	15.9	16.0
		Mezzanine Debt(7)	18.6%	1/15		30.3	30.1	30.3
		Convertible Preferred Stock(4)(7)			148,742		29.6	32.7
		Common Stock(4)(7)			7,829		1.3	1.7
							76.9	80.7
Avanti Park Place LLC	Real Estate	Senior Debt(7)	6.8%	6/13		4.8	4.8	4.6
BBB Industries, LLC	Auto Components	Senior Debt(7)	9.3%	6/14		21.2	21.2	20.7
Blue Wolf Capital Fund II, L.P.(9)	Capital Markets	Limited Partnership Interest(4)					4.8	4.3
CAMP Systems International, Inc.	Air Freight & Logistics	Senior Debt(7)	6.3%	9/14		30.0	29.8	27.7
CIBT Investment Holdings, LLC	Commercial Services & Supplies	Common Stock(4)(7)			13,381		8.9	9.9
Cinelease Holdings, LLC	Electronic Equipment, Instruments & Components	Senior Debt(7)	11.0%	4/13		51.6	51.5	52.2
		Common Stock(4)			583		0.6	1.2
							52.1	53.4
Contec, LLC	Household Durables	Mezzanine Debt(6)(7)	12.5%	9/15		16.9	16.8	—
Delsey Holding S.A.S.(8)	Textiles, Apparel & Luxury Goods	Senior Debt(7)	7.6%	2/14		20.5	20.5	13.9
DelStar, Inc.	Building Products	Redeemable Preferred Stock(7)			26,613		25.3	42.2
		Convertible Preferred Stock(4)(7)			29,569		3.0	3.8
		Common Stock Warrants(4)(7)			89,020		16.9	1.2
							45.2	47.2
Easton Bell Sports, LLC	Leisure Equipment & Products	Redeemable Preferred Stock			1,171		1.7	1.7
		Common Units(4)			3,830,068		0.7	1.1
							2.4	2.8
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(7)	14.0%	11/13		17.7	17.6	17.7
		Mezzanine Debt(6)(7)	15.5%	11/14		19.1	11.8	9.2
		Redeemable Preferred Stock(4)(7)			919		0.9	—
		Convertible Preferred Stock(4)(7)			861,364		20.9	—
							51.2	26.9
Flexera Software, LLC	Software	Senior Debt(7)	11.0%	10/18		15.0	14.0	14.0
FPI Holding Corporation	Food Products	Senior Debt(7)	8.6%	12/12-5/13		18.6	18.6	18.6
		Senior Debt(6)(7)	15.8%	6/14-6/15		18.9	13.3	8.3
		Mezzanine Debt(6)(7)	20.0%	6/15		17.3	8.9	—
		Redeemable Preferred Stock(4)(7)			4,469		39.1	—
		Convertible Preferred Stock(4)(7)			21,715		23.3	—
		Common Stock(4)(7)			5,429		5.8	—
							109.0	26.9
Groupe Unipex(8)	Personal Products	Mezzanine Debt	10.9%	5/17		6.8	6.0	5.8
		Common Stock Warrants(4)			840,001		0.9	0.8
							6.9	6.6
HMSC Corporation	Insurance	Senior Debt(6)(7)	5.8%	10/14		3.5	2.9	1.0
IS Holdings I, Inc.	Software	Common Stock(7)			1,165,930		—	9.3
JHCI Acquisition, Inc.	Air Freight & Logistics	Senior Debt(7)	5.8%	12/14		19.0	19.1	15.6
KIK Custom Products, Inc.(8)	Household Products	Senior Debt(6)(7)	5.3%	12/14		22.5	21.6	14.8
LCW Holdings, LLC	Real Estate	Senior Debt(7)	11.0%	10/12		6.1	6.1	6.2
		Warrant(4)			12.5%		0.8	3.4
							6.9	9.6
Mirion Technologies, Inc.	Electrical Equipment	Senior Debt(7)	5.6%	10/14		124.0	123.5	124.5
		Mezzanine Debt(7)	14.1%	4/15		57.3	56.9	57.3
		Convertible Preferred Stock(7)			435,724		68.6	141.1
		Common Stock(4)(7)			24,503		2.8	4.1
		Common Stock Warrants(4)(7)			222,156		18.6	37.5
							270.4	364.5
Mitchell International, Inc.	IT Services	Senior Debt(7)	5.9%	3/15		5.0	5.0	4.4

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value

NBD Holdings Corp.	Diversified Financial Services	Convertible Preferred Stock(4)			84,174		8.7	3.4
		Common Stock(4)			633,408		0.1	—
							8.8	3.4
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt(7)	7.7%	10/15		3.2	3.3	2.9
Orion Foundry, Inc.(5)(8)	Internet Software & Services	Senior Debt(7)	7.8%	12/15		13.6	13.3	6.5
		Senior Debt(6)(7)	8.5%	12/15		5.5	4.5	2.7
							17.8	9.2
Pan Am International Flight Academy, Inc.	Professional Services	Mezzanine Debt(7)	16.5%	7/14		43.2	43.1	43.2
		Convertible Preferred Stock(4)(7)			14,938		14.9	20.3
							58.0	63.5
PaR Systems, Inc.	Machinery	Senior Debt(7)	3.4%	7/13		2.6	2.5	2.2
Parts Holding Coörperatief U.A(8)	Distributors	Membership Entitlements(4)(7)			173,060		6.4	0.4
Phillips & Temro Industries, Inc.	Auto Components	Common Stock Warrants(4)(7)			5,000,000		—	8.2
Qioptiq S.à r.l.(8)	Electronic Equipment, Instruments & Components	Mezzanine Debt(7)	10.0%	3/18		34.4	34.3	32.7
Qualium I(8)	Capital Markets	Common Stock(4)			241,879		2.0	1.9
RDR Holdings, Inc.	Household Durables	Mezzanine Debt(7)	13.6%	10/14		30.7	30.6	30.7
		Redeemable Preferred Stock(4)(7)			133		13.3	—
		Convertible Preferred Stock(4)(7)			1,541		192.3	—
		Common Stock(4)(7)			15,414		32.7	—
							268.9	30.7
Renaissance Learning, Inc.	Software	Senior Debt(7)	12.0%	10/18		10.0	9.6	9.6
Roark - Money Mailer, LLC	Media	Common Membership Units(4)			3.5%		0.9	1.0
Scanner Holdings Corporation	Computers & Peripherals	Mezzanine Debt(7)	14.0%	6/14		17.8	17.7	17.8
		Convertible Preferred Stock(4)(7)			77,640,000		7.7	15.8
		Common Stock(4)(7)			78,242		0.1	—
							25.5	33.6
Soil Safe Holdings, LLC	Professional Services	Senior Debt(7)	9.8%	8/13-8/14		37.3	37.1	37.4
		Mezzanine Debt(7)	15.5%	8/15-8/16		41.6	41.3	40.6
		Mezzanine Debt(6)(7)	17.5%	8/17		33.8	18.5	23.7
							96.9	101.7
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt(7)	11.0%	6/14		47.0	46.8	47.1
		Mezzanine Debt(7)	15.3%	6/15-6/16		55.1	54.8	55.2
		Convertible Preferred Stock(4)(7)			84,043		40.7	27.2
							142.3	129.5
Survey Sampling International, LLC	Media	Mezzanine Debt(7)	15.0%	7/18		40.6	40.2	40.2
Swank Audio Visuals, LLC	Commercial Services & Supplies	Senior Debt(7)	9.5%	8/15		58.0	57.8	45.6
The Tensar Corporation	Construction & Engineering	Senior Debt(7)	13.0%	5/13		83.1	82.7	83.2
		Mezzanine Debt(7)	20.0%	11/15		35.5	35.5	36.0
		Convertible Preferred Stock(7)			8,263,171		10.8	22.7
							129.0	141.9
ThreeSixty Sourcing, Inc.(8)	Commercial Services & Supplies	Common Stock Warrants(4)(7)			35		4.1	—
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	6.3%	6/15		54.0	53.7	44.2
Tyden Cayman Holdings Corp.(8)	Electronic Equipment, Instruments & Components	Common Stock(4)(7)			3,218,667		3.8	4.1
WRH, Inc.	Life Sciences Tools & Services	Senior Debt(7)	4.3%	9/13		3.9	3.9	3.9
		Mezzanine Debt(7)	14.6%	7/14-9/15		99.0	98.6	94.9
		Convertible Preferred Stock(4)(7)			2,008,575		229.3	81.8
		Common Stock(4)(7)			502,144		49.8	—
							381.6	180.6

CMBS INVESTMENTS
Banc of America Commercial Mortgage Trust 2007-1(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(7)	5.9%	2/17-2/18		12.4	4.0	0.3
CD 2007-CD4 Commercial Mortgage Trust(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	5.9%	4/17		14.0	8.7	0.1
CD 2007-CD5 Mortgage Trust(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.3%	12/17		14.8	9.3	1.4

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
Citigroup Commercial Mortgage Securities Trust 2007-C6(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(7)	5.9%	7/17		67.5	33.9	11.0
COBALT CMBS Commercial Mortgage Trust 2007-C3(9)	Real Estate	Commercia1 Mortgage Pass- Through Certificates(4)(7)	5.2%	10/17		11.1	7.9	0.2
Credit Suisse Commercial Mortgage Trust Series 2007-C4(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.0%	8/17		20.8	11.3	2.2
GE Commercial Mortgage Corporation, Series 2007-C1(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	5.9%	12/19		4.4	4.0	—
GS Mortgage Securities Trust 2006-GG10(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.0%	7/17		7.0	4.1	—
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.0%	7/17		52.3	9.2	1.0
LB-UBS Commercial Mortgage Trust 2007-C6(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.4%	8/17		36.6	21.4	1.5
LB-UBS Commercial Mortgage Trust 2008-C1(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.3%	7/23-7/24		19.4	7.4	0.3
ML-CFC Commercial Mortgage Trust 2007-6(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.0%	4/17		9.8	3.1	0.1
ML-CFC Commercial Mortgage Trust 2007-8(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.2%	8/17		32.8	18.7	1.1
Wachovia Bank Commercial Mortgage Trust 2007-C31(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	7.0%	5/17		20.0	10.8	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	5.8%	10/17		66.0	42.4	2.1
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(7)	5.7%	10/17-9/24		96.2	39.6	5.3
Wachovia Bank Commercial Trust 2006-C28(9)	Real Estate	Commercial Mortgage Pass- Through Certificates(4)(7)	6.2%	11/16		5.0	2.8	—

CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(8)(9)		Secured Notes(7)				8.5	8.4	5.7
		Subordinated Notes(7)				25.9	16.1	16.8
							24.5	22.5
Ares IIIR/IVR CLO Ltd.(8)(9)		Subordinated Notes(7)				20.0	17.1	13.5
Ares VIII CLO, Ltd.(8)(9)		Preference Shares(7)			6,241		4.8	2.7
Avalon Capital Ltd. 3(8)(9)		Preferred Securities(7)			13,796		5.0	6.5
Babson CLO Ltd. 2006-II(8)(9)		Income Notes(7)				15.0	10.2	14.4
BALLYROCK CLO 2006-2 LTD.(8)(9)		Deferrable Notes(7)				2.0	1.6	1.5
Cent CDO 12 Limited(8)(9)		Income Notes(7)				26.4	15.5	23.5
Centurion CDO 8 Limited(8)(9)		Subordinated Notes(7)				5.0	2.1	2.7
Champlain CLO(8)(9)		Preferred Securities(7)			1,000,000		1.0	0.7
CoLTs 2005-1 Ltd.(8)(9)		Preference Shares(4)(7)			360		2.0	0.4
CoLTs 2005-2 Ltd.(8)(9)		Preference Shares(7)			34,170,000		22.4	8.7
CREST Exeter Street Solar 2004-2(8)(9)		Preferred Securities(7)			3,089,177		3.8	2.2
Eaton Vance CDO X plc(8)(9)		Secured Subordinated Income Notes(7)				15.0	12.6	9.8
Essex Park CDO Ltd.(8)(9)		Preferred Securities(7)			5,750,000		2.4	2.6
Flagship CLO V(8)(9)		Deferrable Notes(7)				1.7	1.4	1.2
		Subordinated Securities(7)			15,000		8.6	9.6
							10.0	10.8

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
Galaxy III CLO, Ltd(8)(9)		Subordinated Notes(4)(7)				4.0	1.6	0.8
LightPoint CLO IV, LTD(8)(9)		Income Notes(7)				6.7	7.5	5.1
LightPoint CLO VII, Ltd.(8)(9)		Subordinated Notes(7)				9.0	5.1	6.3
LightPoint CLO VIII, Ltd.(8)(9)		Deferrable Notes(7)				7.0	6.5	5.3
Mayport CLO Ltd.(8)(9)		Income Notes(7)				14.0	10.2	9.2
NYLIM Flatiron CLO 2006-1 LTD.(8)(9)		Subordinated Securities(7)			10,000		5.3	6.9
Octagon Investment Partners VII, Ltd.(8)(9)		Preferred Securities(7)			5,000,000		1.6	2.5
Sapphire Valley CDO I, Ltd.(8)(9)		Subordinated Notes(7)				14.0	16.0	13.1
Vitesse CLO, Ltd.(8)(9)		Preferred Securities(7)			20,000,000		13.7	12.8
Subtotal Non-Control / Non-Affiliate Investments (41% of total investments at fair value)							$2,781.2	$2,113.3

AFFILIATE INVESTMENTS
American Capital Mortgage Investment Corp,(5)(9)	Real Estate	Common Stock(7)			2,000,100		$40.0	$34.6
Anchor Drilling Fluids USA, Inc.	Energy Equipment & Services	Senior Debt(7)	11.3%	12/13		$7.0	6.9	6.7
		Redeemable Preferred Stock(4)(7)			859		1.6	1.0
		Common Stock(4)(7)			3,061		5.0	—
							13.5	7.7
Comfort Co., Inc.	Household Durables	Senior Debt(7)	11.5%	3/15		9.7	9.7	9.2
		Common Stock(4)(7)			110,684		11.8	5.2
							21.5	14.4
Egenera, Inc.	Computers & Peripherals	Mezzanine Debt(6)	15.0%	2/11		4.9	3.2	4.7
		Common Stock(4)(7)			8,569,905		25.4	—
							28.6	4.7
HALT Medical, Inc.	Health Care Equipment & Supplies	Senior Debt(7)	—%	4/12		4.1	3.9	3.2
		Convertible Preferred Stock(4)(7)			5,592,367		8.9	10.8
		Common Stock(4)(7)			131,315		0.1	0.1
							12.9	14.1
IEE Holding 1 S.A.(8)	Auto Components	Common Stock(4)			250,000		4.5	6.9
Neways Holdings, L.P.(8)	Personal Products	Senior Debt(6)(7)	17.3%	2/12		29.1	18.4	15.8
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(7)			4,213		1.6	2.8
Qualitor Component Holdings, LLC	Auto Components	Redeemable Preferred Units(4)			3,150,000		3.1	—
		Common Units(4)			350,000		0.4	—
							3.5	—
Radar Detection Holdings Corp.	Household Durables	Convertible Preferred Stock(4)			7,075		0.7	1.9
		Common Stock(4)			40,688		0.6	0.6
							1.3	2.5
WFS Holding, LLC	Software	Preferred Membership Units			20,403,772		2.3	3.0
Subtotal Affiliate Investments (2% of total investments at fair value)							$148.1	$106.5

CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock(4)(7)			589		$14.5	$2.7
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(6)(7)	15.0%	5/16		$5.5	3.7	0.6
		Common Stock(7)			100%		11.3	15.1
							15.0	15.7
American Capital Asset Management, LLC	Capital Markets	Senior Debt(7)	3.3%	9/16		6.0	6.0	6.0
		Common Membership Interest(7)			100%		39.6	390.1
							45.6	396.1
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(7)	14.0%	12/14-12/15		43.6	43.3	43.6
		Redeemable Preferred Stock(7)			403,357		40.4	56.1
		Common Stock(4)(7)			128,681		10.8	0.8
		Common Stock Warrants(4)(7)			204,663		17.3	1.2
							111.8	101.7
Aptara, Inc.	IT Services	Senior Debt(7)	11.5%	8/12		2.6	2.6	2.6
		Mezzanine Debt(7)	17.1%	8/12		64.0	63.9	67.1
		Redeemable Preferred Stock(4)(7)			15,107		30.8	34.2
		Convertible Preferred Stock(4)(7)			2,549,410		8.8	—
		Preferred Stock Warrants(4)(7)			230,681		1.0	—
							107.1	103.9

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
Auto Network Member Corp.	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(7)			1,514		0.1	1.5
		Common Stock(4)(7)			65		0.7	—
							0.8	1.5
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(7)			8,500,100		0.9	—
CH Holding Corp.	Leisure Equipment & Products	Senior Debt(7)	7.3%	5/13		18.4	18.4	18.4
		Redeemable Preferred Stock(4)(7)			21,215		42.8	7.5
							61.2	25.9
CIBT Travel Solutions, LLC	Commercial Services & Supplies	Redeemable Preferred Stock(7)			10,303		1.3	1.0
		Convertible Preferred Stock(4)(7)			858,410		—	11.7
		Common Stock(4)(7)			188,889		—	2.0
							1.3	14.7
CMX Inc.	Construction & Engineering	Senior Debt(6)(7)	3.5%	2/12		4.6	4.6	0.3
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	Convertible Senior Debt(7)	3.0%	4/12-10/12		1.0	1.0	1.0
		Convertible Preferred Stock(4)(7)			11,532,842		12.4	1.4
							13.4	2.4
Core Financial Holdings, LLC(9)	Diversified Financial Services	Common Units(4)(7)			57,940,360		47.5	4.1
Dyno Holding Corp.	Auto Components	Senior Debt(7)	11.6%	11/15		40.5	40.3	40.5
		Mezzanine Debt(6)(7)	3.9%	11/16		30.6	25.6	15.0
		Convertible Preferred Stock(4)(7)			389,759		40.5	—
		Common Stock(4)(7)			97,440		10.1	—
							116.5	55.5
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Mezzanine Debt(7)	16.5%	12/14		14.5	14.4	14.5
		Common Stock(4)(7)			583		11.1	11.1
							25.5	25.6
eLynx Holdings, Inc.	IT Services	Senior Debt(7)	7.8%	7/13		7.5	7.5	7.5
		Convertible Preferred Stock(4)(7)			11,728		20.7	6.8
		Redeemable Preferred Stock(4)(7)			21,113		8.9	—
		Common Stock(4)(7)			11,261		1.1	—
		Common Stock Warrants(4)(7)			1,078,792		13.1	—
							51.3	14.3
European Capital Limited(8)	Diversified Financial Services	Subordinated Debt(7)	7.8%	12/13		73.4	73.3	73.4
		Ordinary Shares(4)(7)			100%		1,267.3	547.3
							1,340.6	620.7
European Touch, Ltd. II	Leisure Equipment & Products	Senior Debt(6)(7)	9.0%	1/12-2/12		0.4	0.4	0.1
EXPL Pipeline Holdings LLC(9)	Oil, Gas & Consumable Fuels	Senior Debt(7)	8.0%	1/17		45.2	44.9	45.2
		Common Membership Units(4)(7)			58,297		44.5	11.6
							89.4	56.8
FL Acquisitions Holdings, Inc.	Computers & Peripherals	Senior Debt(7)	8.3%	10/12-10/13		40.1	40.0	40.1
		Mezzanine Debt(7)	18.7%	4/14-10/14		38.1	38.0	38.1
		Mezzanine Debt(6)(7)	22.5%	10/14		21.6	8.2	2.5
		Redeemable Preferred Stock(4)			583,000		0.6	—
		Common Stock(4)(7)			129,514		15.6	—
							102.4	80.7
Formed Fiber Technologies, Inc.	Auto Components	Common Stock(4)(7)			31,250		8.1	—
Fosbel Global Services (LUXCO) S.C.A.(8)	Commercial Services & Supplies	Mezzanine Debt(6)(7)	18.7%	12/13-12/14		64.7	37.9	14.7
		Redeemable Preferred Stock(4)			18,449,456		18.5	—
		Convertible Preferred Stock(4)			1,519,368		3.0	—
		Common Stock(4)			108,526		0.2	—
							59.6	14.7
FreeConference.com, Inc.	Diversified Telecommunication Services	Senior Debt(6)(7)	8.5%	5/13		9.1	8.2	6.6
		Mezzanine Debt(6)(7)	15.0%	5/14		11.7	8.8	—
		Redeemable Preferred Stock(4)(7)			14,042,095		12.8	—
		Common Stock(4)(7)			6,088,229		2.3	—
							32.1	6.6
Future Food, Inc.	Food Products	Senior Debt(7)	5.3%	3/12		1.6	1.6	1.6
		Senior Debt(6)(7)	5.3%	3/12		15.4	14.3	2.8
		Common Stock(4)(7)			64,917		13.0	—
		Common Stock Warrants(4)(7)			6,500		1.3	—
							30.2	4.4
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt(7)	10.1%	1/12		20.1	20.1	20.1
		Senior Debt(6)(7)	12.0%	1/12		6.4	5.0	1.5
		Mezzanine Debt(6)(7)	24.5%	10/12		21.9	6.6	—
		Convertible Preferred Stock(4)(7)			4,000		1.0	—
		Common Stock(4)(7)			2.5%		0.7	—
							33.4	21.6

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
Halex Holdings, Inc.	Construction Materials	Senior Debt(6)(7)	12.0%	12/14		12.6	9.8	4.4
		Redeemable Preferred Stock(4)(7)			26,070,518		33.1	—
							42.9	4.4
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	Membership Unit(4)(7)			1		1.5	1.5
Kingway Inca Clymer Holdings, Inc.	Building Products	Mezzanine Debt(6)(7)	12.3%	4/12		3.3	—	1.4

Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt(7)	10.5%	12/14		18.7	18.7	18.7
		Mezzanine Debt(7)	8.0%	12/14		46.8	46.7	46.8
		Redeemable Preferred Stock(4)(7)			6,160		3.4	—
		Convertible Preferred Stock(4)(7)			15,797		12.2	17.1
		Common Stock(4)(7)			14,000		1.4	—
		Common Stock Warrants(4)(7)			464,242		2.9	—
							85.3	82.6
LLSC Holdings Corporation	Personal Products	Senior Debt(7)	7.5%	8/15		1.7	1.7	1.7
		Mezzanine Debt(7)	12.0%	8/16		5.5	5.5	5.5
		Convertible Preferred Stock(4)(7)			7,496		8.1	8.9
							15.3	16.1
LVI Holdings, LLC	Professional Services	Senior Debt(7)	7.3%	6/12		2.7	2.7	3.2
		Mezzanine Debt(6)(7)	18.0%	2/13		13.7	8.9	4.2
							11.6	7.4
Medical Billings Holdings, Inc.	IT Services	Senior Debt(7)	6.3%	9/12		1.0	1.0	1.0
		Mezzanine Debt(7)	17.0%	9/13		12.1	12.0	12.1
		Convertible Preferred Stock(4)(7)			13,199,000		13.2	5.4
		Common Stock(4)(7)			3,299,582		3.3	—
							29.5	18.5
Montgomery Lane, LLC(9)	Diversified Financial Services	Common Membership Units(4)(7)			100		6.4	4.7
Montgomery Lane, LTD(8)(9)	Diversified Financial Services	Common Membership Units(4)			50,000		6.2	—
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(7)	16.4%	2/13-2/14		30.7	30.6	30.7
		Redeemable Preferred Stock(7)			2,485		1.4	1.4
		Convertible Preferred Stock(4)(7)			38,326		13.6	8.9
							45.6	41.0
NECCO Holdings, Inc.	Food Products	Senior Debt(6)(7)	6.5%	8/13		17.4	17.0	15.9
		Common Stock(4)(7)			860,189		0.1	—
							17.1	15.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt(6)(7)	14.0%	12/17		47.7	32.8	31.0
		Common Membership Units(4)(7)			7,450		4.9	—
							37.7	31.0
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt(7)	14.0%	4/16		14.8	14.7	13.6
		Senior Debt(6)(7)	6.5%	4/16		68.9	65.9	22.1
		Common Stock(4)(7)			73,953		58.2	—
							138.8	35.7
Paradigm Precision Holdings, LLC	Aerospace & Defense	Mezzanine Debt(7)	18.3%	8/16		131.5	131.0	131.5
		Mezzanine Debt(6)(7)	23.0%	10/16		37.1	19.8	4.1
		Common Membership Units(4)(7)			478,488		17.5	—
							168.3	135.6
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt(7)	10.6%	12/12		6.8	6.8	6.8
		Mezzanine Debt(6)(7)	18.2%	12/14		24.1	15.4	9.4
		Common Stock(4)(7)			367,881		4.2	—
							26.4	16.2
PHI Acquisitions, Inc.	Internet & Catalog Retail	Mezzanine Debt(7)	15.3%	3/16		28.8	28.6	28.8
		Redeemable Preferred Stock(7)			36,267		35.7	47.3
		Common Stock(4)(7)			40,295		3.9	4.6
		Common Stock Warrants(4)(7)			116,065		11.6	13.3
							79.8	94.0
Plumbing Holding Corporation	Building Products	Common Stock(4)(7)			342,500		11.1	—
Small Smiles Holding Company, LLC	Health Care Providers & Services	Senior Debt(6)(7)	6.5%	2/15		8.5	6.2	2.7
		Preferred Interest(4)(7)					37.8	—
		Common Interest(4)(7)			22.1%		13.8	—
							57.8	2.7
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt(7)	3.4%	7/14		5.6	5.6	5.6
		Mezzanine Debt(7)	12.6%	6/15		137.0	136.4	137.0
		Convertible Preferred Stock(7)			1,101,673		148.4	156.1
		Common Stock(4)(7)			275,419		27.5	—
							317.9	298.7

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Company (1)	Industry	Investments	Interest Rate(2)	Maturity Date(2)	# of shares/ units owned	Principal	Cost	Fair Value
Specialty Brands Holdings, Inc.	Food Products	Mezzanine Debt(7)	14.0%	5/14		36.3	36.1	36.3
		Redeemable Preferred Stock(7)			122,017		11.9	17.5
		Common Stock(4)(7)			128,175		2.3	25.7
		Common Stock Warrants(4)(7)			56,819		1.4	11.4
							51.7	90.9
Spring Air International, LLC	Household Durables	Common Membership Units(4)			49%		2.2	—
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt(7)	6.5%	12/12		22.4	20.4	21.7
		Preferred Membership Units(7)			20,000		24.3	14.6
		Common Units(4)(7)			490,000		2.0	24.2
							46.7	60.5
UFG Real Estate Holdings, LLC	Real Estate	Common Membership(4)(7)					—	0.9
Unique Fabricating Incorporated	Auto Components	Senior Debt(7)	14.0%	2/15		5.7	5.6	5.7
		Redeemable Preferred Stock(4)(7)			301,556		7.9	9.0
		Common Stock Warrants(4)(7)			6,862		0.2	—
							13.7	14.7
Unwired Holdings, Inc.	Electronic Equipment, Instruments & Components	Senior Debt(7)	8.5%	6/12		13.5	13.5	13.5
		Mezzanine Debt(7)	14.5%	6/12		23.5	13.1	24.6
		Redeemable Preferred Stock(4)			14,630		14.6	—
		Common Stock(4)			126,001		1.3	—
							42.5	38.1
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(7)	14.6%	12/12		6.0	6.0	6.0
		Redeemable Preferred Membership Units(7)			3,796,269		7.4	8.0
		Common Membership Units(4)(7)			27,400		1.9	9.0
							15.3	23.0
WIS Holding Company, Inc.	Commercial Services & Supplies	Mezzanine Debt(7)	14.5%	1/14		88.5	88.1	88.5
		Convertible Preferred Stock(7)			703,406		104.9	175.2
		Common Stock(4)(7)			175,853		17.6	35.2
							210.6	298.9

CDO / CLO INVESTMENTS
ACAS Wachovia Investments, L.P.(9)	Diversified Financial Services	Partnership Interest			90%		14.4	6.0
Subtotal Control Investments (57% of total investments at fair value)							$3,809.5	$2,910.4
Total Investment Assets							$6,738.8	$5,130.2

Counterparty	Instrument	Interest Rate (2)	Expiration Date (2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Wells Fargo Bank, N.A	Balance Differential Swap - Pay Floating/ Receive Fixed(7)	LIBOR/5.1%	8/19	1	$20.6	$—	$9.7
Subtotal Derivative Assets						$—	$9.7

BMO Financial Group	Interest Rate Swap - Pay Fixed/ Receive Floating(7)	5.3%/LIBOR	2/13-8/17	5	$251.5	$—	$(36.0)
Wells Fargo Bank, N.A	Interest Rate Swap - Pay Fixed/ Receive Floating(7)	4.9%/LIBOR	1/14-8/19	3	216.7	—	(23.3)
Citibank, N.A.	Interest Rate Swap - Pay Fixed/ Receive Floating(7)	5.3%/LIBOR	5/16-11/19	3	116.5	—	(15.7)
UniCredit Group	Interest Rate Swap - Pay Fixed/ Receive Floating(7)	5.7%/LIBOR	7/17	1	66.0	—	(14.1)
Citibank, N.A.	Balance Differential Swap - Pay Fixed/ Receive Floating(7)	5.2%/LIBOR	11/19	1	62.9	—	(4.7)
BNP Paribas	Interest Rate Swap - Pay Fixed/ Receive Floating(7)	5.7%/LIBOR	7/17	1	22.3	—	(4.8)
Subtotal Derivative Liabilities						$—	$(98.6)
Total Derivative Agreements, Net						$—	$(88.9)

AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued) December 31, 2011 (in millions, except share data)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)(7)
Federated Tax-Free Obligation Fund	$7.0	$7.0
Morgan Stanley Liq Treas Srv	5.8	5.8
Federated Governmental Fund 57	5.3	5.3
Fidelity Money Market Pt CI I	5.0	5.0
Invesco Stit Treasury Portfolio	5.0	5.0
Total Money Market Funds	$28.1	$28.1

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity and expiration dates represent the earliest and the latest dates in which the security matures or the instrument expires.

(3)	Included in cash and cash equivalents on our consolidated balance sheets.

(4)	Some or all of the securities are non-income producing.

(5)	Publicly traded company or a consolidated subsidiary of a public company.

(6)	Loan is on non-accrual status and therefore considered non-income producing.

(7)	All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in millions, except per share data)

Note 1.	Organization

American Capital, Ltd., (which is referred to throughout this report as “American Capital”, “we”, “our” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). As a BDC, we primarily invest in senior and mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio. Our primary business objectives are to increase our net earnings and net asset value (“NAV”) by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a “Subchapter C corporation”). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Reclassifications

We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation. These reclassifications had no impact on the prior periods' net earnings or shareholders' equity.

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), we are precluded from consolidating any entity other than another investment company. The Securities and Exchange Commission (“SEC”) issued guidance that the term “investment company” in this context refers to a “registered investment company.” An exception to the guidance in ASC 946 occurs if the investment company has an investment in a controlled operating company that provides substantially all of its services to the investment company. Our consolidated financial statements include the accounts of a controlled operating company if all or substantially all of the services provided by the controlled operating company are provided to us or to portfolio companies in which we hold substantially all of the ownership interests. We were the sole shareholder of American Capital Financial Services, Inc. (“ACFS”), a taxable operating subsidiary. Through ACFS, we provided advisory, management and other services to our portfolio companies. On June 30, 2010, we merged ACFS into us. Until its merger into us on June 30, 2010, ACFS was a consolidated controlled operating company as it was considered to provide all or substantially all of its services to us and our portfolio companies. Our investments in other nonregistered investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated.

In addition, on December 19, 2012, American Capital TRS, LLC (“ACTRS”), a wholly owned consolidated affiliate of American Capital, entered into a non-recourse total return swap (“TRS”) with Citibank, N.A. (“Citibank”). ACTRS does not have any other operations or activities beyond the TRS investment. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging (“ASC 815”). See Note 10 to these consolidated financial statements for further discussion of the accounting for ACTRS' TRS investment.

We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trust. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with FASB ASC Topic 860, Transfers and Servicing (“ASC 860”), and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for our employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Investment Valuation Policy

Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in both investment grade and non-investment grade structured financial product investments (“Structured Products”), which includes collateralized loan obligation (“CLO”) securities, collateralized debt obligation (“CDO”) securities and commercial mortgage backed securities (“CMBS”).

We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) as determined in good faith by our Board of Directors. When available, we base the fair value of our investments on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology or a market yield valuation methodology that generally combines market, income and cost approaches. We estimate the fair value of our Structured Products using a market yield valuation methodology that combines market and income approaches.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

The market in which we would sell our private finance investments is the mergers and acquisition (“M&A”) market. Under ASC 820, we have identified the M&A market as the principal market for our investments in portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, American Capital Asset Management, LLC (“American Capital Asset Management”), on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready market exists for substantially all of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Enterprise Value Waterfall Methodology

For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. The Enterprise Value Waterfall methodology assumes the loans and equity securities are sold to the same market participant in the M&A market, which we believe is consistent with how market participants would transact for these items in order to maximize their value. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium. Further, a change in the future growth assumptions in projected future financial results could have a directionally opposite change in the assumptions used for determining an appropriate discount rate.

In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

Market Yield Valuation Methodology

For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology based on an exchange valuation premise under ASC 820.

For debt and redeemable preferred equity investments of our private finance portfolio for which we do not control or cannot gain control as of the measurement date, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

our loans is based on our experience of current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We also fair value our investments in Structured Products using the Market Yield valuation methodology. We estimate fair value based on such factors as third-party broker quotes, sales of the same or similar securities, and our cash flow forecasts subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, depth and consistency at broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices.

Investments in Alternative Asset Investment Funds

For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of our measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

As of December 31, 2012, we owned all of the equity in European Capital Limited (“European Capital”), an investment fund that invests in senior and mezzanine debt equity of private and mid-sized public companies primarily in Europe. In determining the fair value of our investment in European Capital, we concluded that our equity investment should be less than the NAV of European Capital due to comparable publicly traded funds that were trading at a discount to NAV on the measurement date and the risks associated with our ability to realize the full fair value of European Capital's underlying assets for several reasons, including a public to private liquidity discount and the ability to demonstrate an implied market return on equity required by market participants for a measurable period of time, which indicate fair values at a discount to the NAV. The use of a discount to NAV of European Capital requires significant judgment and a change in the assumptions used to develop the discount could have a material impact on the determination of fair value. Further, the determination of European Capital's NAV requires significant judgment, including the determination of the fair value of European Capital's investment portfolio.

Interest Rate Derivatives

For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and counterparty credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

 Restricted Cash and Cash Equivalents

Restricted cash and cash equivalents primarily consist of accounts that are restricted per our credit agreements for collection of interest and principal payments on loans that are securitized or pledged as collateral and are required to be used to pay interest and principal on securitized or secured debt are classified as restricted cash. Restricted cash and cash equivalents are carried at cost which approximates fair value.

 Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount (“OID”) and purchased discount and premiums are accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the origination of loans and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company's ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with payment-in-kind (“PIK”) interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

Interest income on Structured Products is recognized on the effective interest method as required by FASB ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”). Under ASC 325-40, at the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows are updated and a revised yield is calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the amortized cost basis of the investment calculated in accordance with ASC 320-10-35, Investment-Debt and Equity Securities. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Fee Income Recognition

Fees primarily include alternative asset management, portfolio company management, transaction structuring, financing and prepayment fees. Alternative asset management fees primarily represent fees for providing investment advisory and support services to American Capital Asset Management, our alternative asset management portfolio company. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to our private finance portfolio companies. Alternative asset management and portfolio company management fees are recognized as earned, provided that collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Debt prepayment fees are recognized as they are received.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investment and the cost basis of the investment. For portfolio investments denominated in a functional currency other than the U.S. dollar, the cost basis of our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as “Foreign currency translation” in our consolidated statements of operations.

Derivative Financial Instruments

We maintain an interest rate risk management strategy under which we use derivative financial instruments to primarily manage the adverse impact of interest rates changes on our cash flows by locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligation under the terms of our asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation during the reporting period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under ASC 815. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or depreciation and subsequently record the cash payments as a realized gain or loss on the interest settlement date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes

Income taxes are accounted for using the asset and liability approach in accordance with FASB ASC Topic 740, Income Taxes (“ASC 740”). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences. Under ASC 740, forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence, such as cumulative losses in recent years.

We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Through our tax year September 30, 1998 through September 30, 2010, we operated to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. Dividends declared and paid up to one year after the current tax year can generally be carried back to the prior tax year for determining the dividends paid in such tax year. We have distributed sufficient dividends earned while we were a RIC to eliminate taxable income for those years.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements. Property and equipment are included in other assets on our consolidated balance sheets.

Impairment of Long-Lived Assets

We assess the recoverability of long-lived assets for which an indicator of impairment exists, as necessary. Specifically, we determine if a long-lived asset or asset group is impaired by comparing the carrying value of these assets to their estimated undiscounted future operating cash flows. If impairment is indicated, a charge is recognized for the difference between the asset's carrying value and fair value.

Deferred Financing Costs

Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method. Deferred financing costs are included in other assets on our consolidated balance sheets.

Transfer of Financial Assets

For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of ASC 860 under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have an option or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheets and the sale proceeds are recognized as a liability.

The transfers of financial assets to alternative asset funds managed by subsidiaries of our wholly-owned portfolio company, American Capital Asset Management, have been treated as sales by us under ASC 860. The transfer of financial assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under ASC 860.

Stock-Based Compensation

We account for all share-based payments to employees under FASB ASC Topic 718, Compensation-Stock Compensation (“ASC 718”). We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected term of the awards which is based on our historical experience of employee stock option exercises. Our valuation assumptions used in estimating the fair value of share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period only for those awards expected to vest using an estimated forfeiture rate. In addition, we calculate our pool of excess tax benefits available within capital in excess of par value on our consolidated balance sheets in accordance with the provisions ASC 718.

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Recent Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). The amendments in ASU 2011-11 require an entity to disclose gross and net information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which clarifies that the scope of these amendments applies to derivatives accounted for in accordance with ASC 815, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. These amendments are effective for annual and interim periods beginning on or after

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

January 1, 2013. We do not believe the adoption of ASU 2011-11 as clarified by ASU 2013-01 will have a material impact on our consolidated financial statements.

Note 3.	Investments

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•	Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data.

The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of December 31, 2012 and 2011:

	2012
	Level 1	Level 2	Level 3	Total
Senior debt	$—	$—	$843	$843
Mezzanine debt	—	—	1,114	1,114
Preferred equity	—	—	1,194	1,194
Common equity	—	—	1,777	1,777
Equity warrants	—	—	90	90
Structured Products	—	—	247	247
Derivative agreements, net	—	(27)	—	(27)
Total	$—	$(27)	$5,265	$5,238

	2011
	Level 1	Level 2	Level 3	Total
Senior debt	$—	$—	$1,054	$1,054
Mezzanine debt	—	—	1,464	1,464
Preferred equity	—	—	1,110	1,110
Common equity	—	35	1,172	1,207
Equity warrants	—	—	77	77
Structured Products	—	—	218	218
Derivative agreements, net	—	—	(89)	(89)
Total	$—	$35	$5,006	$5,041

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the years ended December 31, 2012 and 2011:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Equity Warrants	Structured Products	Derivative Agreements, Net	Total
Balances, January 1, 2012	$1,054	$1,464	$1,110	$1,172	$77	$218	$(89)	$5,006
Net realized (loss) gain(1)	(28)	(37)	(155)	(27)	9	(52)	(75)	(365)
Reversal of prior period net (appreciation) depreciation on realization(2)	30	33	167	31	(9)	51	67	370
Net unrealized appreciation (depreciation)(2)(3)	60	37	44	512	23	48	(14)	710
Purchases(4)	355	176	212	148	2	9	—	902
Sales(5)	(3)	—	(201)	(99)	(12)	—	—	(315)
Settlements, net(6)	(625)	(559)	17	40	—	(27)	75	(1,079)
Transfers out of Level 3(7)	—	—	—	—	—	—	36	36
Balances, December 31, 2012	$843	$1,114	$1,194	$1,777	$90	$247	$—	$5,265

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Equity Warrants	Structured Products	Derivative Agreements, Net	Total
Balances, January 1, 2011	$1,282	$1,783	$1,134	$998	$79	$199	$(102)	$5,373
Net realized (loss) gain(1)	(197)	(156)	33	89	(3)	(112)	(50)	(396)
Reversal of prior period net depreciation (appreciation) on realization(2)	201	156	(39)	(58)	3	112	41	416
Net unrealized (depreciation) appreciation(2)(3)	(19)	(114)	57	272	(3)	52	(28)	217
Purchases(4)	80	228	107	—	1	1	—	417
Sales(5)	(6)	(10)	(227)	(182)	—	—	—	(425)
Settlements, net(6)	(287)	(423)	45	53	—	(34)	50	(596)
Balances, December 31, 2011	$1,054	$1,464	$1,110	$1,172	$77	$218	$(89)	$5,006

(1)
Included in net realized gain (loss) in the consolidated statements of operations. Excludes gain (loss) on realized foreign currency transactions on American Capital assets and liabilities that are denominated in a foreign currency. Also, excludes realized gain (loss) from other assets and liabilities not measured at fair value.

(2)	Included in net unrealized appreciation (depreciation) in the consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)	Includes the sale of equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)	Derivative agreements had historically been categorized as Level 3 within the fair value hierarchy due to a significant unobservable input associated with a credit valuation adjustment. During 2012, the credit valuation adjustment was no longer considered to be significant in the determination of the fair value of our derivative agreements. As a result, the derivative agreements were transferred out of Level 3 and into Level 2 of the fair value hierarchy. Our policy is to recognize transfers as of the first day of a reporting period for investments existing at the end of the period.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2012:

				Range
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average

Enterprise Value Waterfall Methodology
Senior Debt	$377	Enterprise discounted cash flow	Discount rate	10%	55%	17%
			Terminal value growth rate	—%	4%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55%)	15%	(28%)
			Control premium	—%	23%	12%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(40%)	(5%)	(31%)
Mezzanine Debt	$942	Enterprise discounted cash flow	Discount rate	13%	82%	17%
			Terminal value growth rate	3%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(58%)	10%	(27%)
			Control premium	—%	23%	17%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(55%)	40%	(26%)
Preferred Equity	$1,122	Enterprise discounted cash flow	Discount rate	11%	55%	14%
			Terminal value growth rate	2%	8%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(58%)	15%	(16%)
			Control premium	11%	23%	17%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(55%)	40%	(9%)
Common Equity	$1,777	Enterprise discounted cash flow	Discount rate	7%	82%	17%
			Terminal value growth rate	3%	8%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55%)	15%	(18%)
			Control premium	—%	23%	8%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45%)	40%	(14%)
Equity Warrants	$90	Enterprise discounted cash flow	Discount rate	12%	22%	14%
			Terminal value growth rate	2%	8%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(45%)	—%	(23%)
			Control premium	11%	23%	16%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(30%)	40%	(7%)

Market Yield Valuation Methodology
Senior Debt	$466	Discounted cash flow	Market yield	7%	25%	13%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Mezzanine Debt	$172	Discounted cash flow	Market yield	14%	21%	17%
			Estimated remaining life	1 yr	4 yrs	3 yrs
Preferred Equity	$72	Discounted cash flow	Market yield	18%	20%	20%
			Estimated remaining life	1 yr	3 yrs	1 yr
Structured Products	$247	Discounted cash flow	Discount rate	8%	133%	14%
			Constant prepayment rate	30%	30%	30%
			Constant default rate	2%	4%	2%
		Sales of comparable securities	Cover price adjustment	2%	10%	2%
	$5,265

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

The following tables show the composition summaries of our investment portfolio at cost and fair value, excluding derivative agreements, as a percentage of total investments as of December 31, 2012 and 2011:

	2012	2011
Cost
Senior debt	15.2%	17.7%
Mezzanine debt	19.4%	23.0%
Preferred equity	24.2%	22.9%
Common equity	33.1%	28.3%
Equity warrants	1.5%	1.3%
Structured Products	6.6%	6.8%
Total	100.0%	100.0%

Fair Value
Senior debt	16.0%	20.6%
Mezzanine debt	21.2%	28.5%
Preferred equity	22.7%	21.6%
Common equity	33.7%	23.5%
Equity warrants	1.7%	1.5%
Structured Products	4.7%	4.3%
Total	100.0%	100.0%

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following tables show the portfolio composition by industry grouping at cost and fair value as a percentage of total investments as of December 31, 2012 and 2011. Our investments in European Capital, CLO and CDO securities and derivative agreements are excluded from the table below. Our investments in CMBS are classified in the Real Estate and Real Estate Investment Trusts category.

	2012	2011
Cost
Life Sciences Tools and Services	11.5%	7.4%
Household Durables	6.4%	6.0%
Real Estate and Real Estate Investment Trusts	5.5%	6.7%
Commercial Services and Supplies	4.8%	9.1%
Hotels, Restaurants and Leisure	4.7%	6.2%
Aerospace and Defense	4.6%	3.3%
Internet and Catalog Retail	4.5%	4.2%
Auto Components	4.5%	3.2%
Professional Services	4.4%	3.3%
Pharmaceuticals	4.0%	2.7%
Capital Markets	3.9%	1.3%
Construction and Engineering	3.8%	2.6%
Computers and Peripherals	3.4%	3.0%
Health Care Providers and Services	3.1%	5.1%
Health Care Equipment and Supplies	3.1%	2.2%
Food Products	2.8%	4.0%
Diversified Financial Services	2.6%	2.3%
Electrical Equipment	2.6%	5.5%
Diversified Consumer Services	2.5%	2.2%
Oil, Gas and Consumable Fuels	2.1%	1.7%
Energy Equipment and Services	2.0%	0.3%
Electronic Equipment, Instruments and Components	1.9%	2.6%
Leisure Equipment and Products	1.5%	2.9%
Other	9.8%	12.2%
Total	100.0%	100.0%

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

	2012	2011
Fair Value
Capital Markets	20.0%	9.6%
Life Sciences Tools and Services	7.0%	4.2%
Electrical Equipment	5.9%	9.0%
Health Care Providers and Services	5.2%	5.8%
Commercial Services and Supplies	5.1%	11.7%
Aerospace and Defense	4.4%	3.1%
Pharmaceuticals	4.4%	3.0%
Hotels, Restaurants and Leisure	4.0%	7.0%
Professional Services	4.0%	4.0%
Construction and Engineering	4.0%	3.3%
Health Care Equipment and Supplies	3.6%	2.8%
Internet and Catalog Retail	3.5%	3.0%
Auto Components	3.0%	2.4%
Food Products	2.7%	3.2%
Electronic Equipment, Instruments and Components	2.2%	3.0%
Computers and Peripherals	2.1%	2.8%
Diversified Consumer Services	2.0%	2.4%
Real Estate and Real Estate Investment Trusts	1.9%	2.9%
Energy Equipment and Services	1.9%	0.2%
Building Products	1.6%	1.5%
Other	11.5%	15.1%
Total	100.0%	100.0%

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

The following tables show the portfolio composition by geographic location at cost and fair value as a percentage of total investments, excluding Structured Products as of December 31, 2012 and 2011. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	2012	2011
Cost
International	27.8%	24.3%
Mid-Atlantic	18.3%	18.2%
Southwest	17.9%	22.7%
Northeast	10.7%	10.5%
South-Central	9.2%	9.0%
Southeast	8.8%	10.5%
North-Central	6.9%	4.2%
Northwest	0.4%	0.6%
Total	100.0%	100.0%

Fair Value
Mid-Atlantic	28.8%	25.1%
Southwest	20.5%	25.9%
International	18.7%	14.8%
Southeast	10.2%	13.7%
Northeast	11.1%	10.8%
North-Central	7.2%	5.0%
South-Central	3.1%	4.2%
Northwest	0.4%	0.5%
Total	100.0%	100.0%

Note 4.	Borrowings

Our debt obligations consisted of the following as of December 31, 2012 and 2011:

	2012	2011
Secured revolving credit facility due August 2016, $250 million commitment	$—	$—
Secured term loan due August 2016, net of discount	597	—
Fixed rate private secured notes due December 2013	—	30
Floating rate private secured loans due December 2013	—	17
Fixed rate non-amortizing secured notes due December 2013	—	524
Floating rate non-amortizing secured notes due December 2013	—	4
Unsecured public notes due August 2012	—	11
ACAS Business Loan Trust 2004-1 asset securitization	—	21
ACAS Business Loan Trust 2005-1 asset securitization	—	227
ACAS Business Loan Trust 2006-1 asset securitization	85	180
ACAS Business Loan Trust 2007-1 asset securitization	71	140
ACAS Business Loan Trust 2007-2 asset securitization	22	97
Total	$775	$1,251

The daily weighted average debt balance for the years ended December 31, 2012 and 2011 was $960 million and $1,662 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2012 and 2011 was 6.1% and 5.5%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2012 and 2011 was

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

5.0% and 4.1%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs, as of December 31, 2012 was 4.5%.

As of December 31, 2012 and 2011, the aggregate fair value of the above borrowings was $781 million and $1,210 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 1 inputs for our publicly traded debt as of December 31, 2012 and 2011 and Level 2 inputs for the remainder of our borrowings. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is valued at the closing market quotes as of the measurement date for our public notes or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Refinancing Transaction

Secured Debt Facilities—On August 22, 2012, we completed the refinancing of our then outstanding $575 million of secured debt with proceeds from the new four-year $600 million secured term loan facility (“Term Loan Facility”).

We also obtained simultaneously a new four-year $250 million secured revolving credit facility (“Revolving Credit Facility”), which may be expanded to a maximum $375 million through additional commitments in accordance with the terms and conditions of the Revolving Credit Facility and Term Loan Facility.

The repayment of the $575 million of secured debt as a result of the refinancing is accounted for as an extinguishment of debt in accordance with ASC 470-50, Modifications and Extinguishments, resulting in a gross loss on debt extinguishment of $5 million related to the write off of unamortized fees and expenses, partially offset by a $2 million tax benefit during the year ended December 31, 2012. The loss is recorded in the financial statement line item loss on extinguishment of debt, net of tax in our consolidated statements of operations. Debt refinancing fees and expenses totaling $16 million paid at closing have been capitalized and will be amortized into interest expense over the life of the Term Loan Facility and the Revolving Credit Facility, respectively.

Maturity Date and Optional Prepayment—The Term Loan Facility matures on August 22, 2016 and may be prepaid earlier at our option in whole or in part without penalty except in the event that the facility is refinanced with a lower interest rate prior to August 22, 2013, in which case the prepayment shall be made at a price equal to 101% of the principal amount prepaid, plus accrued interest. We may borrow, prepay and reborrow loans under the Revolving Credit Facility at any time prior to August 22, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a borrowing base coverage of 150%, or 110% so long as our borrowing base coverage does not decrease following an advance. The Revolving Credit Facility matures on August 22, 2016.

Scheduled Amortization—The following table sets forth the scheduled amortization on the Term Loan Facility:

August 22, 2013	$150 million
August 22, 2014	$150 million
August 22, 2015	$150 million
Maturity Date (August 22, 2016)	Outstanding Balance

Any outstanding balance on the Revolving Credit Facility as of the commitment termination date is repayable ratably over the final 12 months until the maturity date.

Mandatory Prepayments—Under certain conditions, the Term Loan Facility is subject to mandatory prepayments including if (i) the aggregate amount of the loans outstanding under the facility and amounts outstanding under certain of our secured hedging agreements exceed the borrowing base, as defined in the credit agreement, and we are unable to present a reasonably feasible plan to cure such deficiency within 30 business days, then we must prepay the loans in such amounts as necessary to correct such deficiency; (ii) the borrowing base coverage, as defined in the credit agreement, becomes less than 150%, then we must prepay the loan using excess cash flows (if such amounts plus any proceeds referenced in clauses (iii) and (iv) below equal or exceed $20 million) until such coverage is at least 150%; (iii) we incur certain additional indebtedness (other than permitted indebtedness), then the proceeds must be used to prepay our loan; and (iv) the borrowing base coverage, as defined in the credit agreement, becomes less than 200%, then we must prepay the loan with specified percentages of the proceeds from the sale of certain first

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

lien collateral (if such proceeds plus the amounts referenced in clauses (ii) and (iii) above equal or exceed $20 million), until such coverage is at least 200%. The Revolving Credit Facility is subject to mandatory prepayment in the event that the borrowing base is less than the aggregate amount of revolving loans and certain other debt outstanding until such borrowing base deficiency has been cured. As of December 31, 2012, we were not subject to any mandatory prepayment requirements under the Term Loan Facility or the Revolving Credit Facility.

Interest—The Term Loan Facility bears interest at a rate per annum equal to LIBOR, subject to a LIBOR floor of 1.25% per annum, plus 4.25%. As of December 31, 2012, the interest rate on our Term Loan Facility was 5.5%. The Revolving Credit Facility bears interest at a rate per annum equal to LIBOR plus 3.75%.

Fees—We are required to pay a fee in an amount equal to 0.5% on the average daily unused amount of the lender commitments under our Revolving Credit Facility from the closing date to but excluding the earlier of the date on which a lender's commitment terminates and the commitment termination date, payable quarterly. As of December 31, 2012, the total commitments under our Revolving Credit Facility were $250 million.

Security and Ranking—The Term Loan Facility and Revolving Credit Facility are senior obligations of ours and each is secured by a first priority lien (subject to certain permitted liens) on different non-securitized assets and a separate second lien on the assets in which the other facility has a first lien. The facilities also have a pari passu first priority lien on most of our remaining non-securitized assets. J.P. Morgan Chase Bank, N.A. serves as the collateral agent for the secured parties under a collateral agency and intercreditor agreement.

Covenants—The Term Loan Facility includes a financial covenant that requires us to maintain a 100% borrowing base coverage. The Revolving Credit Facility has financial covenants that require us to maintain a (i) maximum total leverage ratio not to exceed 0.75:1.00, (ii) 100% borrowing base coverage and (iii) minimum adjusted EBITDA for American Capital Asset Management. We are also subject to additional covenants, including without limitation, restrictions on our ability to incur additional debt and liens, make certain acquisitions and investments, pay cash dividends, repurchase common stock, seek to become a RIC and change our regulatory status as a BDC. We are permitted though under the facilities to pay cash dividends or repurchase of common stock if, on the date of such payment or purchase and after giving effect thereto, there are no defaults outstanding under the facilities and our borrowing base coverage is at least 150%. As of December 31, 2012, we were in compliance with all of the covenants under the Term Loan Facility and the Revolving Credit Facility. The borrowing base coverage for the Term Loan Facility was 267% as of December 31, 2012.

Events of Default—The Term Loan Facility and the Revolving Credit Facility include usual and customary events of default for facilities of their nature, including without limitation, the occurrence of a payment or covenant default, any unremedied borrowing base deficiency, a cross default to the other facility, the cross acceleration of debt in excess of an aggregate $50 million, the liquidation or bankruptcy of us or American Capital Asset Management, the failure by us to conduct our asset management business through American Capital Asset Management, one or more judgments in excess of an aggregate $50 million and a change of control.

Asset Securitizations

As of December 31, 2012 and 2011, we were in compliance with all of the covenants for our asset securitizations.

In August 2007, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-2 (“BLT 2007-2”), an indirect consolidated subsidiary, issued $300.5 million Class A notes, $37.5 million Class B notes and $162 million of Class C through Class F notes (collectively, the “2007-2 Notes”). The Class A notes and Class B notes were sold to institutional investors and all of the Class C through Class F notes were retained by us. The 2007-2 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-2. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A notes have been paid in full as of December 31, 2012 and the outstanding balance as of December 31, 2011 was $62 million. As of December 31, 2012 and 2011, the Class B notes had an outstanding balance of $22 million and $35 million, respectively. There was $33 million and $5 million of restricted cash in BLT 2007-2 as of December 31, 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 40 basis points, the Class B notes have an interest rate of three-month LIBOR plus 100 basis points, the Class C notes have an interest rate of three-month LIBOR plus 125 basis points, the Class D notes have an interest rate of three-month LIBOR plus 300 basis points and the Class E and Class F notes retained by us do not have an interest rate. The 2007-2 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $190 million as of

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

December 31, 2012. The 2007-2 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. In February 2009, we repurchased $20 million of Class B notes issued by BLT 2007-1 for $3 million. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A and Class B notes have been paid in full as of December 31, 2012. The outstanding balance of the Class A and Class B notes as of December 31, 2011 was $47 million and $16 million, respectively. As of December 31, 2012 and 2011, there were $59 million and $65 million of the Class C notes outstanding, respectively, and $12 million of the Class D notes outstanding. There was $62 million and $4 million of restricted cash in BLT 2007-1 as of December 31, 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The 2007-1 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $203 million as of December 31, 2012. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $35 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A through Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2006-1. As of December 31, 2012 and 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. The Class A and Class B notes have been paid in full as of December 31, 2012. The outstanding balance of the Class A and Class B notes as of December 31, 2011 was $35 million and $37 million, respectively. As of December 31, 2012 and 2011, there were $49 million and $72 million of the Class C notes outstanding, respectively, and $36 million of the Class D notes outstanding. There was $29 million and $14 million of restricted cash in BLT 2006-1 as of December 31 2012 and 2011, respectively. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points, the Class D notes have an interest rate of three-month LIBOR plus 125 basis points and the Class E notes retained by us do not have an interest rate. The 2006-1 Notes are secured by restricted cash and loans from our portfolio companies with a fair value of $206 million as of December 31, 2012. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A through Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes were secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2005-1. As of December 31, 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. On October 25, 2012, the notes issued by BLT 2005-1 were paid off.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A through Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes were secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2004-1. As of December 31, 2011, all interest and principal collections were being applied sequentially to pay down the principal of the notes. On April 25, 2012, the notes issued by BLT 2004-1 were paid off.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Future Debt Maturities

The maturities of our debt obligations, excluding discounts, as of December 31, 2012 were as follows:

2013	$291
2014	187
2015	150
2016	150
Thereafter	—
Total	$778

There was defaulted loan collateral in each of our asset securitization trusts and therefore all interest and principal collections from these defaulted loans are being applied sequentially to pay down the outstanding principal on our asset securitizations. For the outstanding balances under our asset securitization, the future debt maturities are determined based on the restricted cash on hand as of December 31, 2012 required to be applied to the notes and the scheduled interest payments and principal amortization of the underlying loan collateral.

Note 5.	Stock Options

We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of December 31, 2012, there were 1.5 million shares available to be granted under the employee stock option plans.

Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2012, there were 0.2 million shares available to be granted under the non-employee director stock option plans.

Fair Value Disclosures

The following table reflects the weighted average fair value per employee stock option granted during the years ended December 31, 2012, 2011 and 2010, as well as the weighted average assumptions used in determining those fair values using a Black-Scholes option pricing model.

	2012	2011	2010
Options granted (in millions)	8.8	23.6	17.7
Weighted average fair value per option on grant date	$4.97	$3.05	$2.07
Expected dividend yield	—%	6.2%	6.2%
Expected volatility	56%	61%	64%
Risk-free interest rate	1.2%	2.3%	2.2%
Expected life (years)	6.6	6.7	6.8

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Stock Option Activity

A summary of the activity of our stock option plans as of and for the year ended December 31, 2012 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	58.9	$8.03
Granted	8.8	$9.21
Exercised	(8.4)	$4.27
Canceled and expired	(1.1)	$9.97
Options outstanding, end of year	58.2	$8.72
Options exercisable, end of year	22.0	$9.23

The following table summarizes information about our stock options outstanding as of December 31, 2012:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$0.94 to $5.00	8.7	6.3	$3.82	7.8	6.3	$3.80
$5.01 to $10.00	32.4	8.2	$7.36	7.5	7.7	$6.72
$10.01 to $15.00	11.9	8.5	$10.32	2.2	8.1	$10.30
$15.01 to $20.00	3.9	5.2	$16.73	3.2	5.1	$16.73
$20.01 to $49.63	1.3	3.5	$36.88	1.3	3.5	$37.22
	58.2	7.7	$8.72	22.0	6.6	$9.23

As of December 31, 2012, the total compensation cost related to non-vested stock options not yet recognized was $98 million with a weighted average period to be recognized of 3.6 years. As of December 31, 2012, the intrinsic value for stock options outstanding and exercisable was $243 million and $108 million, respectively.

For the years ended December 31, 2012, 2011 and 2010, we recorded stock-based compensation expense attributable to our stock options of $31 million, $25 million and $14 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience. For the years ended December 31, 2012, 2011 and 2010, the intrinsic value of stock options exercised were $55 million, $13 million and $5 million, respectively.

Note 6.	Deferred Compensation Plan

We have a non-qualified deferred compensation plan (the “Deferred Plan”) for the purpose of granting cash bonus awards to our employees. The Compensation Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the “Trust”) which is administered by a third-party trustee. The Compensation Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2012, 2011 and 2010, there were no grants under the Deferred Plan. During the years ended December 31, 2012, 2011 and 2010, we recorded stock-based compensation expense

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

of $13 million, $20 million and $28 million, respectively, attributable to the Deferred Plan. As of December 31, 2012, the total compensation cost related to non-vested bonus awards not yet recognized was $2 million with a weighted average period to be recognized of 1.0 years.

A summary of the bonus awards under the Deferred Plan as of and for the year ended December 31, 2012 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	2.2	$18.00
Vested	(1.2)	$24.13
Canceled	(0.1)	$12.27
Non-vested, end of year	0.9	$10.20

As of December 31, 2012, there were 0.2 million additional non-vested shares of our common stock in the Trust as a result of dividend payments that were reinvested into shares of our common stock. As of December 31, 2012, there were 3.0 million shares of our common stock in the Trust that were vested but not yet distributed to the employees.

Note 7.	Net Operating Income and Net Earnings Per Common Share

The following table sets forth the computation of basic and diluted net operating income and net earnings per common share for the years ended December 31, 2012, 2011 and 2010.

	2012	2011	2010
Numerator for basic and diluted net operating income per common share	$397	$448	$204
Numerator for basic and diluted net earnings per common share	$1,136	$974	$998
Denominator for basic weighted average common shares	320.3	343.9	325.9
Employee stock options and awards	10.0	11.4	5.0
Denominator for diluted weighted average common shares	330.3	355.3	330.9
Basic net operating income per common share	$1.24	$1.30	$0.63
Diluted net operating income per common share	$1.20	$1.26	$0.62
Basic net earnings per common share	$3.55	$2.83	$3.06
Diluted net earnings per common share	$3.44	$2.74	$3.02

In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

In computing diluted EPS, only potential common shares that are dilutive, those that reduce earnings per share or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive.

Stock options and unvested shares under our deferred compensation plan of 26.9 million, 22.5 million and 21.7 million for the years ended December 31, 2012, 2011 and 2010, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Note 8.	Geographic Data

The following table presents total operating revenue and total assets as of and for the years ended December 31, 2012, 2011 and 2010 by geographic location, excluding Structured Products. The geographic location of a portfolio company investment is determined by the location of the corporate headquarters of the portfolio company.

	2012	2011	2010
Operating income
United States	$564	$531	$524
International	15	4	24
Total operating revenue	$579	$535	$548

Assets
United States	$5,133	$5,017	$5,106
International	939	726	779
Total assets	$6,072	$5,743	$5,885

Note 9.	Shareholders' Equity

Our common stock activity for the years ended December 31, 2012, 2011 and 2010 was as follows:

	2012	2011	2010
Common stock outstanding at beginning of period	329.1	342.4	280.9
Issuance of common stock	—	—	58.3
Issuance of common stock under stock option plans	8.4	2.5	1.5
Repurchase of common stock	(34.8)	(17.6)	—
Distribution of common stock held in deferred compensation trust	1.7	1.8	1.7
Common stock outstanding at end of period	304.4	329.1	342.4

In April 2010, we completed a registered direct offering of 58.3 million shares of our common stock to a group of institutional investors at a price of $5.06 per share. Upon completion of the offering, we received gross proceeds of approximately $295 million.

Stock Repurchase and Dividend Program

During the third quarter of 2011, our Board of Directors adopted a program that may provide for stock repurchases or dividend payments. On April 26, 2012, our Board of Directors extended the stock repurchase and dividend program through December 31, 2013. Under the program, we will consider quarterly setting an amount to be utilized for stock repurchases or dividends. Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to the NAV of our shares, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to the NAV of our shares. In determining the quarterly amount for repurchases or dividends, our Board of Directors will be guided by our cumulative net cash provided by operating activities in the prior quarter and since the beginning of 2012, cumulative repurchases or dividends, cash on hand, debt service considerations, investment plans, forecasts of financial liquidity and economic conditions, operational issues and the then current trading price of our stock. The repurchase and dividend program may be suspended, terminated or modified at any time for any reason. The program does not obligate us to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

During the year ended December 31, 2012, we repurchased a total of 34.8 million shares of our common stock in the open market for $362 million at an average price of $10.39 per share. During the year ended December 31, 2011, we repurchased a total of 17.6 million shares of our common stock in the open market for $134 million at an average price of $7.61 per share.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Note 10.	Derivative Agreements

We enter into interest rate swap agreements to manage interest rate risk and also to fulfill our obligations under the terms of our asset securitizations. We may also enter into foreign exchange swap agreements to manage foreign currency risk. We do not hold or issue interest rate or foreign exchange swap agreements for speculative purposes. We fair value our derivatives in accordance with the 1940 Act and ASC 820 as determined in good faith by our Board of Directors. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation during the reporting period. The fair value of our interest rate swap agreements is based on an income approach using a discounted cash flow methodology. Significant inputs to the discounted future cash flow methodology include forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of both our and our counterparty’s credit risk that consider collateral requirements, credit enhancements and the impact of netting arrangements. As of December 31, 2012, we were not in default under any of our interest rate swap agreements.

We have entered into interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. The fair value of our interest rate derivative agreements are identified as separate items on our consolidated balance sheets and are described in the accompanying consolidated schedules of investments.

We record the accrual of periodic interest settlements of interest rate swap agreements in net unrealized appreciation or depreciation and subsequently record the cash payments as a net realized gain or loss on the interest settlement date and are classified under investing activities in our consolidated statements of cash flows. Cash payments received or paid for the termination of an interest rate swap agreement are recorded as a realized gain or loss upon termination in our consolidated statements of operations and are classified under investing activities in our consolidated statements of cash flows.

During the years ended December 31, 2012, 2011 and 2010, we paid $62 million, $5 million and $14 million, respectively, in connection with the early termination of certain interest rate swap agreements, which is recorded as a realized loss in the financial statement line item derivative agreements in our consolidated statements of operations. The realized loss was partially offset by a reversal of unrealized depreciation of $55 million, $5 million and $14 million, respectively, recorded in the financial statement line item derivative agreements in our consolidated statements of operations.

During the years ended December 31, 2012, 2011 and 2010, we recorded a net realized loss of $25 million, $45 million and $61 million, respectively, in the financial statement line item derivative agreements in our consolidated statements of operations for periodic interest settlements of interest rate swap agreements.

Total Return Swap

On December 19, 2012, ACTRS, a wholly owned consolidated affiliate of American Capital, entered into a non-recourse TRS with Citibank. The TRS is non-recourse to American Capital. The TRS is a synthetic swap agreement that replicates the performance of a reference pool of broadly syndicated loans (“Reference Pool”). Under the terms of the TRS, ACTRS receives from Citibank an amount that is essentially a proportionate amount of the margin on the interest and fees payable in respect of the loans included in the Reference Pool during the relevant period. Additionally, on a periodic basis, ACTRS pays to Citibank an amount that is essentially equal to the average of the outstanding principal amount of the loans and outstanding letters of credit included in the Reference Pool during the relevant period, multiplied by a spread of 1.15% per annum for the first 6 months of the TRS and 1.30% thereafter. In addition, upon repayment or removal of a loan from the Reference Pool, ACTRS will either receive from Citibank the appreciation in the value of such loan, or pay to Citibank any depreciation in the value of such loan. On a monthly basis, a net payment between ACTRS and Citibank for interest and realized appreciation and depreciation on the portfolio of loans occurs. The TRS is accounted for as a derivative pursuant to ASC 815.

Under the terms of the TRS, ACTRS has the ability to designate loans, to be included in the Reference Pool. In order for Citibank to add a loan to the Reference Pool, each individual loan, and the portfolio of loans taken as a whole, must meet certain specified criteria. The maximum amount of the TRS facility is $200 million (determined at the time each such loan becomes subject to the TRS). After the first six months of the TRS, ACTRS is required to pay a fee if the notional funded amount of the TRS does not exceed an agreed upon minimum.

ACTRS is initially required to cash collateralize 25% of the face amount of loans included in the Reference Pool, up to a maximum collateral of $50 million and subject to a minimum of $10 million at all times. As of December 31, 2012, $10 million of the cash collateral requirement had been funded. ACTRS may also be required to post additional collateral from time to time as a result of a decline in the fair value of the loans included in the Reference Pool. If ACTRS does not deposit additional cash collateral when required to do so, then Citibank will have the right to terminate the TRS and seize all or a portion of the cash

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

collateral posted by ACTRS to cover any losses it incurs in such early termination. American Capital's exposure under the TRS is limited to the value of assets held at ACTRS, which primarily consists of cash collateral on deposit with Citibank.

Citibank may terminate the TRS on or after the first anniversary of the effective date of the TRS. ACTRS may terminate the TRS at any time upon providing notice no less than 10 days and no more than 30 days prior to the proposed settlement date of the reference assets related to such termination. In certain cases, ACTRS may have to pay a fee to Citibank for early termination.

As of December 31, 2012, the fair value of the TRS was approximately $0. Realized gains and losses on the TRS are composed of any gains or losses on the referenced portfolio of loans as well as the net interest received or owed at the time of the monthly settlement. Unrealized gains and losses on the TRS are composed of the net interest income earned or interest expense owed during the period that was not previously settled as well as the change in fair value of the referenced portfolio of loans.

As of December 31, 2012, the TRS had a portfolio of referenced loans with a cost basis of approximately $8.5 million. As of December 31, 2012, ACTRS has cash collateral on deposit with the custodian in the amount of $10 million, which represents cash collateral held at Citibank and is recorded in restricted cash and cash equivalents on the accompanying consolidated balance sheets. The Moody's weighted average rating of the referenced portfolio of loans within the TRS was Ba3 as of December 31, 2012.

Credit Risk-Related Contingent Features

Our interest rate swap agreements under which American Capital is a party are secured by first and second priority liens (subject to certain permitted liens) on substantially all of our non-securitized assets pari passu with the Term Loan Facility, and in certain cases, also the Revolving Credit Facility. Our other interest rate swap agreements were entered into by one of our subsidiary securitization trusts and a counterparty and are secured by a first priority lien (subject to certain permitted liens) on such trust's securitized assets pari passu with our securitized debt issued by the trust.

Certain of our interest rate swap agreements contain an event of default that allows the counterparty to terminate agreements outstanding under the agreement following the occurrence of a cross default on certain of our other indebtedness in amounts equal to or greater than $5 million to $15 million, as applicable. Derivatives under these agreements in a liability position had a US GAAP fair value liability of $2 million and $50 million as of December 31, 2012 and 2011, respectively. While none of our counterparties had the right to elect to terminate their agreements with us as a result of this provision as of December 31, 2012 and 2011, the termination liability would have been $2 million and $61 million as of such dates, respectively. The difference between the US GAAP fair value liability and the termination liability represents an adjustment for nonperformance risk of us and our counterparties.

Certain of our interest rate swap agreements also contain an event of default provision that allows the counterparty to terminate agreements outstanding under the agreement if certain of our other indebtedness in amounts equal to or greater than $5 million or $15 million, as applicable, is accelerated. Derivatives under these agreements in a liability position had a US GAAP fair value liability of $14 million and $15 million as of December 31, 2012 and 2011, respectively. While none of our counterparties had the right to elect to terminate their agreements with us early as a result of this provision as of December 31, 2012 and 2011, the termination liability would have been $15 million and $18 million as of such dates, respectively. The difference between the US GAAP fair value liability and the termination liability represents an adjustment for nonperformance risk of us and our counterparties.

We have agreed to guarantee the payment of (i) any swap breakage costs related to the interest rate swap agreements entered into by our asset securitization trusts prior to the occurrence of an event of default under the respective asset securitizations, and (ii) any such swap breakage costs in excess of $500,000 after the occurrence of an event of default under such asset securitizations. Derivatives under these agreements in a liability position had a US GAAP fair value liability of $22 million and $34 million as of December 31, 2012 and 2011, respectively. If such interest rate swap agreements could have been terminated early in accordance with their terms as of December 31, 2012 and 2011, the aggregate termination liability would have been $24 million and $38 million, respectively. The difference between the US GAAP fair value liability and the termination liability represents an adjustment for nonperformance risk of us and our counterparties.

Note 11.	Income Taxes

As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of the year ended December 31, 2012. Under

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Subchapter C of the Code, we are able to carry forward any net operating losses to succeeding tax years, which we would not be able to do if we were subject to taxation as a RIC under Subchapter M. In addition, while we are subject to taxation under Subchapter C of the Code, we will not be required to fulfill the annual distribution, investment diversification or gross income composition requirements applicable to RICs. Our tax fiscal year ends on September 30.

As a corporation taxed under Subchapter C of the Code, we are able to file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies, in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. Effective for our tax year ended September 30, 2011, we have elected to file a consolidated federal income tax return with eligible portfolio companies. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

The following table sets forth the significant components of our deferred tax assets and liabilities as of December 31, 2012 and 2011:

	2012	2011
Deferred tax assets:
Net operating loss carryforwards	$209	$86
Net unrealized depreciation of ordinary investments	97	203
Basis differences in ordinary investments	98	89
Stock-based compensation	51	51
Other	7	7
Total ordinary deferred tax assets	462	436
Net capital loss carryforwards	143	180
Net unrealized depreciation of capital investments	138	457
Basis differences in capital investments	116	204
Total capital deferred tax assets	397	841
Total deferred tax assets	859	1,277
Less valuation allowance	(397)	(841)
Total deferred tax assets less valuation allowance	462	436

Deferred tax liabilities:
Other	(7)	(8)
Total deferred tax liabilities	(7)	(8)
Total net deferred tax assets	$455	$428

The table above classifies certain deferred tax assets and liabilities based on management's estimate of the expected tax character of recognition of the reversal of the timing difference that gives rise to the deferred tax assets and liabilities as either ordinary or capital income. The ultimate tax character of the deferred tax assets and liabilities may change from the above classification based on the ultimate form of the recognition of the timing difference.

As of December 31, 2012, we believe that it is more likely than not that we will have future ordinary income to realize our ordinary deferred tax assets and therefore did not record a valuation allowance against these deferred tax assets. As of December 31, 2012, we do not believe that we meet the more likely than not criteria regarding the ability to utilize our capital deferred tax assets and therefore maintained a full valuation allowance of $397 million against these capital deferred tax assets. In making the determination to establish a full valuation allowance, we have weighed both the positive and negative evidence. During the year ended December 31, 2012, we reversed $444 million of the valuation allowance primarily due to net unrealized appreciation and lower basis differences on our capital investments. However, due to our cumulative net unrealized depreciation on our capital assets as of December 31, 2012, we do not believe that we can reliably forecast future net capital gains or net unrealized appreciation to realize our capital deferred tax assets.

Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted. Additionally, if we regain our status as a RIC, most or all of any net deferred tax asset would likely be written off.

Under ASC 718, our capital in excess of par value in our shareholders' equity includes the excess tax benefits generated from our stock-based compensation plans when our allowable income tax deduction for the award exceeds the compensation expense recorded for book purposes (“APIC pool”). As of December 31, 2012, our APIC pool totaled $11.5 million.

Additionally, under Sections 382 and 383 of the Code, following an “ownership change,” certain limitations apply to the use by a “loss corporation” of certain tax attributes including net operating loss carryforwards, capital loss carryforwards, unrealized built-in losses and tax credits arising before the “ownership change.” Such tax attributes represent substantially all of our deferred tax assets. In general, an “ownership change” would occur if there is a cumulative change in the ownership of our common stock of more than 50 percentage points by one or more “5% shareholders” during a three-year period. In the event of an “ownership change,” the tax attributes that may be used to offset our future taxable income in each year after the “ownership change” will be subject to an annual limitation. In general, the annual limitation is equal to the product of the fair market value of our common stock on the date of the “ownership change” and the “long term tax exempt rate” (which is published monthly by the Internal Revenue Service), subject to specified adjustments. This limitation could accelerate our cash tax payments and could result in a significant portion of our deferred tax asset expiring before we could fully use them. On April 27, 2012, we amended our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock. These restrictions reduce, but do not eliminate, the risk of an “ownership change.”

As of December 31, 2012, we estimate that we had $531 million of federal net operating loss carryforwards and various state net operating loss carryforwards for which we have recorded a gross deferred tax asset of $209 million. For federal income tax purposes, the net operating loss carryforwards expire in various years from 2029 through 2032. The timing and manner in which we will utilize any net operating loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code and applicable state laws.

As of December 31, 2012, we estimate that we had $359 million of capital loss carryforwards for federal income tax purposes and various state net capital loss carryforwards for which we have recorded a gross deferred tax asset of $143 million. Of our net capital loss carryforwards, $171 million will expire in 2015 and $188 million will expire in 2016. We will only be able to utilize these net capital loss carryforwards to the extent we generate future net capital gains within the carryforward periods.

A reconciliation of the benefit for income taxes computed at the US federal statutory corporate income tax rate and our effective tax rate for the years ended December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Tax on income computed at federal statutory corporate tax rate	$391	$191	$—
State taxes, net of federal tax benefit	45	20	—
Conversion to a taxable corporation	—	(1,481)	—
Change in valuation allowance	(444)	841	—
Other	(13)	1	—
Total benefit for income taxes	$(21)	$(428)	$—

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Components of our tax benefit for the years ended December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Current tax benefit
Federal	$(5)	$—	$—
State	1	—	—
Total current tax benefit	(4)	—	—

Deferred tax benefit
Federal	(15)	(383)	—
State	(2)	(45)	—
Total deferred tax benefit	(17)	(428)	—
Total benefit for taxes	$(21)	$(428)	$—

We were the sole shareholder of ACFS, a consolidated taxable operating subsidiary, which was subject to federal, state and local income taxes. On June 30, 2010, we merged ACFS into American Capital. For income tax purposes, the merger was treated as a tax-free liquidation of ACFS.

We identify our major tax jurisdictions as federal, New York and Maryland. The federal tax fiscal years ended September 30, 2008, 2009, 2010, and 2011 for American Capital and the federal tax fiscal year ended June 30, 2010 for ACFS remain subject to examination by the Internal Revenue Service (“IRS”). The federal tax return of American Capital for the tax fiscal year ended September 30, 2008 is currently under examination by the IRS. We do not expect the examination to have a material effect on our consolidated financial statements.

We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We have analyzed our tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in our current year tax returns. We are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Note 12.	Commitments and Contingencies

In the normal course of business, we enter into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. We have had no prior claims or payments pursuant to such agreements. Our maximum potential exposure under these arrangements is not estimable, as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of loss to be remote.

We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

As of December 31, 2012, we had commitments under loan and financing agreements to fund up to $121 million to 17 portfolio companies, with $41 million and $11 million of the commitments related to undrawn revolving credit facilities for European Capital and American Capital Asset Management, respectively. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio.

As of December 31, 2012, there was $109 million outstanding under a $150 million subordinated, unsecured revolving credit facility with European Capital.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Non-Cancelable Operating Leases

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next twelve years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2012, 2011 and 2010 was $9 million, $10 million and $11 million, respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2012, net of any expected receipts under non-cancelable subleases, were as follows:

2013	$12
2014	13
2015	15
2016	14
2017	10
Thereafter	57
Total	$121

Total Return Swap

As discussed in Note 10 to these consolidated financial statements, ACTRS, a wholly owned consolidated affiliate of American Capital, entered into a TRS with Citibank. The TRS is non-recourse to American Capital and requires us to initially provide cash collateral of the lesser of $10 million or 25% of the face amount of loans added to the Reference Pool, up to a maximum collateral of $50 million. As of December 31, 2012, $10 million of the cash collateral requirement had been funded. See Note 10 to these consolidated financial statements for further discussion of the accounting for ACTRS’ TRS investment.

AMERICAN CAPITAL, LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(in millions, except per share data)

Note 13.	Selected Quarterly Financial Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2012 and 2011:

	Three Months Ended				Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total operating revenue	$149	$163	$154	$180	$646
Net operating income (“NOI”)	$49	$194	$71	$83	$397
Net increase in net assets resulting from operations	$580	$237	$196	$123	$1,136
NOI per basic common share(1)	$0.15	$0.60	$0.22	$0.27	$1.24
NOI per diluted common share(1)	$0.14	$0.58	$0.22	$0.26	$1.20
Net earnings per basic common share (1)	$1.75	$0.73	$0.62	$0.40	$3.55
Net earnings per diluted common share(1)	$1.71	$0.71	$0.60	$0.38	$3.44
Weighted average shares outstanding
Basic	330.9	324.5	316.4	309.7	320.3
Diluted	339.6	333.9	327.3	320.7	330.3

	Three Months Ended				Year Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total operating revenue	$159	$142	$130	$160	$591
NOI	$83	$71	$65	$229	$448
Net increase (decrease) in net assets resulting from operations	$434	$410	$(464)	$594	$974
NOI per basic common share(1)	$0.24	$0.20	$0.19	$0.68	$1.30
NOI per diluted common share(1)	$0.23	$0.20	$0.19	$0.67	$1.26
Net earnings (loss) per basic common share(1)	$1.25	$1.18	$(1.34)	$1.76	$2.83
Net earnings (loss) per diluted common share(1)	$1.21	$1.13	$(1.34)	$1.73	$2.74
Weighted average shares outstanding
Basic	346.1	347.3	345.3	337.1	343.9
Diluted	358.4	361.6	345.3	343.9	355.3
 ——————————

(1)	Quarterly amounts may not equal full-year amounts due to changes in the weighted average shares outstanding.

Schedule 12-14 AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES As of and for the year ended December 31, 2012 (in millions)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2011 Fair Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2012 Fair Value
CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Common Stock	$—	$—	$2.7	$—	$2.7	$—
ACAS Real Estate Holdings Corporation	Mezzanine Debt	—	—	0.6	1.4	—	2.0
	Common Stock	7.5	5.3	15.1	7.4	5.3	17.2
		7.5	5.3	15.7	8.8	5.3	19.2
ACAS Wachovia Investments, L.P.	Partnership Interest	5.9	—	6.0	5.9	10.7	1.2
Affordable Care Holding Corp.(6)	Mezzanine Debt	—	—	—	73.5	73.5	—
	Convertible Preferred Stock	—	15.9	—	159.8	27.2	132.6
	Common Stock	—	4.0	—	37.3	4.0	33.3
		—	19.9	—	270.6	104.7	165.9
American Capital Asset Management, LLC	Senior Debt	0.2	—	6.0	3.0	—	9.0
	Common Membership Interest(7)	83.1	15.3	390.1	444.6	15.3	819.4
		83.3	15.3	396.1	447.6	15.3	828.4
American Driveline Systems, Inc.	Mezzanine Debt	5.2	—	43.6	0.7	8.6	35.7
	Redeemable Preferred Stock	3.5	—	56.1	3.5	14.8	44.8
	Common Stock	—	—	0.8	—	0.8	—
	Common Stock Warrants	—	—	1.2	—	1.2	—
		8.7	—	101.7	4.2	25.4	80.5
Aptara, Inc.	Senior Debt	0.1	—	2.6	3.0	5.6	—
	Mezzanine Debt	1.1	—	67.1	0.4	67.5	—
	Redeemable Preferred Stock	3.1	—	34.2	10.0	44.2	—
	Convertible Preferred Stock	—	—	—	8.7	8.7	—
	Preferred Stock Warrants	—	—	—	1.0	1.0	—
		4.3	—	103.9	23.1	127.0	—
ASAP Industries Holdings, LLC	Senior Debt	—	—		26.2	—	26.2
	Mezzanine Debt	—	—		19.7	—	19.7
	Membership Units	—	—		28.9	3.8	25.1
		—	—	—	74.8	3.8	71.0
Auto Network Member Corp.	Senior Debt	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	1.5	—	1.5	—
	Membership Units	—	—	—	0.7	0.7	—
		—	—	1.5	0.7	2.2	—
Avalon Laboratories Holding Corp.(6)	Senior Debt	0.8	—	—	16.0	3.1	12.9
	Mezzanine Debt	3.2	—	—	35.0	—	35.0
	Convertible Preferred Stock	0.7	—	—	42.9	8.4	34.5
	Common Stock	—	—	—	2.9	—	2.9
		4.7	—	—	96.8	11.5	85.3
Capital.com, Inc.	Common Stock	—	—	—	—	—	—
CH Holding Corp.	Senior Debt	1.4	—	18.4	1.4	—	19.8
	Redeemable Preferred Stock	—	—	7.5	—	7.5	—
		1.4	—	25.9	1.4	7.5	19.8
CIBT Travel Solutions, LLC	Mezzanine Debt	—	—	—	—	—	—
	Redeemable Preferred Stock	0.2	0.1	1.0	0.5	1.5	—
	Convertible Preferred Stock	—	—	11.7	—	10.5	1.2
	Common Stock	—	—	2.0	—	2.0	—
		0.2	0.1	14.7	0.5	14.0	1.2
CML Pharmaceuticals, Inc.	Senior Debt	—	—	—	145.0	145.0	—
	Mezzanine Debt	0.2	—	—	40.0	—	40.0
	Convertible Preferred Stock	—	—	—	56.9	11.0	45.9
		0.2	—	—	241.9	156.0	85.9
CMX Inc.	Senior Debt	—	—	0.3	—	0.3	—
Contour Semiconductor, Inc.	Convertible Senior Debt	—	—	1.0	0.1	—	1.1
	Convertible Preferred Stock	—	—	1.4	0.9	—	2.3
		—	—	2.4	1.0	—	3.4
Core Financial Holdings, LLC	Common Units	—	1.0	4.1	—	1.3	2.8
Dyno Holding Corp.	Senior Debt	4.8	—	40.5	0.7	0.9	40.3
	Mezzanine Debt	3.9	(0.1)	15.0	4.0	0.1	18.9
	Convertible Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—
		8.7	(0.1)	55.5	4.7	1.0	59.2

Schedule 12-14 AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued) As of and for the year ended December 31, 2012 (in millions)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2011 Fair Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2012 Fair Value
ECA Acquisition Holdings, Inc.	Mezzanine Debt	2.6	—	14.5	1.8	—	16.3
	Common Stock	—	—	11.1	—	0.7	10.4
		2.6	—	25.6	1.8	0.7	26.7
eLynx Holdings, Inc.	Senior Debt	0.4	—	7.5	—	5.6	1.9
	Mezzanine Debt	—	—	—	—	—	—
	Convertible Preferred Stock	5.2	—	6.8	25.3	—	32.1
	Redeemable Preferred Stock	—	—	—	5.4	—	5.4
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—
		5.6	—	14.3	30.7	5.6	39.4
European Capital Limited	Subordinated Debt	6.3	—	73.4	151.8	116.0	109.2
	Ordinary Shares	—	—	547.3	152.9	—	700.2
		6.3	—	620.7	304.7	116.0	809.4
European Touch, LTD. II	Senior Debt	—	—	0.1	0.3	0.4	—
EXPL Pipeline Holdings LLC	Senior Debt	3.6	—	45.2	2.7	1.2	46.7
	Common Membership Units	—	—	11.6	—	7.8	3.8
		3.6	—	56.8	2.7	9.0	50.5
FL Acquisitions Holdings, Inc.	Senior Debt	3.4	0.2	40.1	—	—	40.1
	Mezzanine Debt	(6.9)	—	40.6	(9.0)	17.2	14.4
	Redeemable Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—
		(3.5)	0.2	80.7	(9.0)	17.2	54.5
Formed Fiber Technologies, Inc.	Common Stock	—	—	—	—	—	—
Fosbel Global Services (LUXCO) S.C.A.	Mezzanine Debt	0.1	—	14.7	97.8	75.2	37.3
	Redeemable Preferred Stock	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—
		0.1	—	14.7	97.8	75.2	37.3
FPI Holding Corporation(6)	Senior Debt	—	0.9	—	39.2	28.1	11.1
	Mezzanine Debt	—	—	—	19.1	19.1	—
	Redeemable Preferred Stock	—	—	—	125.2	125.2	—
	Convertible Preferred Stock	—	—	—	37.0	37.0	—
	Common Stock	—	—	—	5.8	5.8	—
		—	0.9	—	226.3	215.2	11.1
FreeConference.com, Inc.	Senior Debt	—	(0.1)	6.6	0.4	1.8	5.2
	Mezzanine Debt	—	—	—	11.4	11.4	—
	Redeemable Preferred Stock	—	—	—	22.2	22.2	—
	Common Stock	—	—	—	2.4	2.4	—
		—	(0.1)	6.6	36.4	37.8	5.2
Future Food, Inc.	Senior Debt	0.1	0.2	4.4	12.2	16.6	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—
		0.1	0.2	4.4	12.2	16.6	—
Group Montana, Inc.	Senior Debt	0.4	0.4	21.6	6.9	7.6	20.9
	Mezzanine Debt	—	(0.1)	—	27.5	27.5	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	0.7	0.7	—
		0.4	0.3	21.6	35.1	35.8	20.9
Halex Holdings, Inc.	Senior Debt	—	—	4.4	3.0	—	7.4
	Redeemable Preferred Stock	(1.5)	—	—	68.1	68.1	—
		(1.5)	—	4.4	71.1	68.1	7.4
Hard 8 Games, LLC	Membership Unit	—	—	1.5	—	—	1.5
Kingway Inca Clymer Holdings, Inc.	Mezzanine Debt	0.9	—	1.4	2.9	4.3	—
	Redeemable Preferred Stock	—	—	—	—	—	—
		0.9	—	1.4	2.9	4.3	—
Lifoam Holdings, Inc.	Senior Debt	0.4	—	18.7	—	18.7	—
	Mezzanine Debt	2.5	—	46.8	16.1	62.9	—
	Redeemable Preferred Stock	—	—	—	11.4	11.4	—
	Convertible Preferred Stock	—	—	17.1	4.1	21.2	—
	Common Stock	—	—	—	51.7	51.7	—
	Common Stock Warrants	—	—	—	2.8	2.8	—
		2.9	—	82.6	86.1	168.7	—

Schedule 12-14 AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued) As of and for the year ended December 31, 2012 (in millions)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2011 Fair Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2012 Fair Value
LLSC Holdings Corporation	Senior Debt	0.1	—	1.7	0.2	1.9	—
	Mezzanine Debt	0.6	—	5.5	—	—	5.5
	Convertible Preferred Stock	—	—	8.9	6.2	—	15.1
	Common Stock	—	—	—	1.7	—	1.7
	Common Stock Warrants	—	—	—	1.4	—	1.4
		0.7	—	16.1	9.5	1.9	23.7
LVI Holdings, LLC	Senior Debt	0.2	—	3.2	—	0.5	2.7
	Mezzanine Debt	—	—	4.2	—	1.3	2.9
		0.2	—	7.4	—	1.8	5.6
Medical Billings Holdings, Inc.	Senior Debt	—	—	1.0	0.5	1.5	—
	Mezzanine Debt	1.0	—	12.1	0.7	12.8	—
	Convertible Preferred Stock	—	—	5.4	14.0	19.4	—
	Common Stock	—	—	—	3.3	3.3	—
		1.0	—	18.5	18.5	37.0	—
Mirion Technologies, Inc.(6)	Convertible Preferred Stock	6.1	—	—	187.6	3.0	184.6
	Common Stock	—	—	—	11.6	—	11.6
	Common Stock Warrants	—	—	—	46.6	—	46.6
		6.1	—	—	245.8	3.0	242.8
Montgomery Lane, LLC	Common Membership Units	—	0.8	4.7	4.4	4.9	4.2
Montgomery Lane, LTD	Common Membership Units	—	—	—	6.2	6.2	—
MW Acquisition Corporation	Senior Debt	—	—	—	3.5	3.5	—
	Mezzanine Debt	5.1	—	30.7	2.6	—	33.3
	Redeemable Preferred Stock	0.3	—	1.4	0.2	—	1.6
	Convertible Preferred Stock	—	—	8.9	12.1	—	21.0
		5.4	—	41.0	18.4	3.5	55.9
NECCO Holdings, Inc.	Senior Debt	—	(0.2)	15.9	57.4	62.8	10.5
	Common Stock	—	—	—	—	—	—
		—	(0.2)	15.9	57.4	62.8	10.5
NECCO Realty Investments, LLC	Senior Debt	—	—	31.0	—	—	31.0
	Common Membership Units	—	—	—	—	—	—
		—	—	31.0	—	—	31.0
Orchard Brands Corporation	Senior Debt	11.8	1.7	35.7	56.7	19.6	72.8
	Common Stock	—	—	—	7.1	5.8	1.3
		11.8	1.7	35.7	63.8	25.4	74.1
Paradigm Precision Holdings, LLC	Mezzanine Debt	24.3	—	135.6	43.3	31.9	147.0
	Common Membership Units	—	—	—	—	—	—
		24.3	—	135.6	43.3	31.9	147.0
PHC Sharp Holdings, Inc.	Senior Debt	0.7	—	6.8	—	0.9	5.9
	Mezzanine Debt	3.7	—	9.4	3.7	1.1	12.0
	Common Stock	—	—	—	—	—	—
		4.4	—	16.2	3.7	2.0	17.9
PHI Acquisitions, Inc.	Mezzanine Debt	4.4	—	28.8	0.9	2.3	27.4
	Redeemable Preferred Stock	3.7	—	47.3	3.7	14.0	37.0
	Common Stock	8.4	—	4.6	—	1.9	2.7
	Common Stock Warrants	—	—	13.3	—	5.7	7.6
		16.5	—	94.0	4.6	23.9	74.7
Plumbing Holding Corporation	Common Stock	—	—	—	—	—	—
Rebellion Media Group Corp.	Senior Debt	2.4	0.6	—	43.9	22.3	21.6
	Convertible Preferred Stock	—	—	—	7.6	1.1	6.5
		2.4	0.6	—	51.5	23.4	28.1
Small Smiles Holding Company, LLC	Senior Debt	—	—	2.7	6.9	9.6	—
	Preferred Interest	—	—	—	—	—	—
	Common Interest	—	—	—	—	—	—
		—	—	2.7	6.9	9.6	—
SMG Holdings, Inc.	Senior Debt	0.1	—	5.6	—	5.6	—
	Mezzanine Debt	7.7	—	137.0	3.7	140.7	—
	Convertible Preferred Stock	21.2	—	156.1	21.1	7.6	169.6
	Common Stock	—	—	—	—	—	—
		29.0	—	298.7	24.8	153.9	169.6
Specialty Brands of America, Inc.	Mezzanine Debt	5.3	—	36.3	0.8	—	37.1
	Redeemable Preferred Stock	1.4	—	17.5	1.5	—	19.0
	Common Stock	—	—	25.7	—	—	25.7
	Common Stock Warrants	—	—	11.4	—	—	11.4
		6.7	—	90.9	2.3	—	93.2

Schedule 12-14 AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued) As of and for the year ended December 31, 2012 (in millions)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2011 Fair Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2012 Fair Value
Spring Air International, LLC	Common Membership Units	—	0.1	—	0.1	0.1	—
TestAmerica Environmental Services, LLC	Senior Debt	2.8	—	21.7	2.0	23.7	—
	Mezzanine Debt	1.8	—	—	27.5	4.7	22.8
	Preferred Membership Units	1.5	—	14.6	11.9	26.5	—
	Common Units	—	—	24.2	—	18.7	5.5
		6.1	—	60.5	41.4	73.6	28.3
UFG Real Estate Holdings, LLC	Common Membership	—	—	0.9	—	—	0.9
Unique Fabricating Incorporated	Senior Debt	0.8	—	5.7	0.1	0.6	5.2
	Redeemable Preferred Stock	11.0	—	9.0	14.4	—	23.4
	Common Stock Warrants	—	—	—	—	—	—
		11.8	—	14.7	14.5	0.6	28.6
Unwired Holdings, Inc.	Senior Debt	1.2	—	13.5	1.6	4.7	10.4
	Mezzanine Debt	13.5	—	24.6	17.5	—	42.1
	Redeemable Preferred Stock	—	—	—	23.7	23.7	—
	Common Stock	—	—	—	—	—	—
		14.7	—	38.1	42.8	28.4	52.5
Warner Power, LLC	Mezzanine Debt	0.9	—	6.0	0.6	—	6.6
	Redeemable Preferred Membership Units	(4.4)	—	8.0	(4.4)	3.3	0.3
	Common Membership Units	—	—	9.0	—	9.0	—
		(3.5)	—	23.0	(3.8)	12.3	6.9
WIS Holding Company, Inc.	Mezzanine Debt	12.9	—	88.5	2.1	90.6	—
	Convertible Preferred Stock	23.8	24.9	175.2	8.7	98.8	85.1
	Common Stock	3.7	6.2	35.2	—	13.9	21.3
		40.4	31.1	298.9	10.8	203.3	106.4
Subtotal Control Investments		$320.4	$77.1	$2,910.4	$2,748.0	$1,968.8	$3,689.6
AFFILIATE INVESTMENTS
American Capital Mortgage Investment Corp.	Common Stock	$3.6	$—	$34.6	$5.4	$40.0	$—

Anchor Drilling Fluids USA, Inc.	Senior Debt	0.8	—	6.7	0.4	0.7	6.4
	Redeemable Preferred Stock	—	—	1.0	1.1	—	2.1
	Common Stock	—	—	—	—	—	—
		0.8	—	7.7	1.5	0.7	8.5
Comfort Co., Inc.	Senior Debt	0.9	—	9.2	1.3	10.5	—
	Common Stock	—	—	5.2	14.2	19.4	—
		0.9	—	14.4	15.5	29.9	—
Egenera, Inc.	Mezzanine Debt	—	—	4.7	—	4.2	0.5
	Common Stock	—	—	—	—	—	—
		—	—	4.7	—	4.2	0.5
HALT Medical, Inc.	Senior Debt	3.4	—	3.2	22.2	4.7	20.7
	Convertible Preferred Stock	—	—	10.8	2.5	—	13.3
	Common Stock	—	—	0.1	0.2	—	0.3
	Common Stock Warrants	—	—	—	5.1	—	5.1
		3.4	—	14.1	30.0	4.7	39.4
IEE Holding 1 S.A.	Common Stock	—	—	6.9	5.0	—	11.9
IS Holdings I, Inc.(7)	Common Stock	—	—	—	14.4	—	14.4
Neways Holdings, L.P.	Senior Debt	1.4	—	15.8	22.8	28.8	9.8
	Common Units	—	—	—	9.5	5.9	3.6
		1.4	—	15.8	32.3	34.7	13.4
Primrose Holding Corporation	Common Stock	0.5	0.4	2.8	0.7	0.4	3.1
Qualitor Component Holdings, LLC	Redeemable Preferred Units	—	—	—	—	—	—
	Common Units	—	—	—	—	—	—
		—	—	—	—	—	—
Radar Detection Holdings Corp.	Convertible Preferred Stock	—	—	1.9	—	—	1.9
	Common Stock	—	—	0.6	1.5	—	2.1
		—	—	2.5	1.5	—	4.0

Schedule 12-14 AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued) As of and for the year ended December 31, 2012 (in millions)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2011 Fair Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2012 Fair Value
The Tensar Corporation(7)	Senior Debt	12.7	—	—	100.7	—	100.7
	Mezzanine Debt	0.5	—	—	38.3	38.3	—
	Convertible Preferred Stock	6.8	—	—	67.9	—	67.9
	Common Stock Warrants	—	—	—	1.7	—	1.7
		20.0	—	—	208.6	38.3	170.3
WFS Holding, LLC	Preferred Membership Units	0.2	—	3.0	0.8	0.4	3.4
Subtotal Affiliate Investments		$30.8	$0.4	$106.5	$315.7	$153.3	$268.9
Total Control and Affiliate Investments		$351.2	$77.5	$3,016.9	$3,063.7	$2,122.1	$3,958.5

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories. Includes payment-in-kind interest or dividends.

(3)
Other includes interest, dividend, or other income which was applied to the cost basis of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investments, as applicable.

(4)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as allowances for PIK interest, dividends, discounts and closing fees.

(5)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(6)
As of December 31, 2011, the portfolio company was classified as a Non-Control Investment. As of December 31, 2012, ACAS now has a controlling interest of more than 25% or has greater than 50% representation of the board of directors of the portfolio company and is therefore classified as a Control Investment.

(7)
As of December 31, 2011, the portfolio company was classified as a Non-Control Investment. As of December 31, 2012, ACAS now has a controlling interest of more than 5% but less than 25% of the portfolio company and is therefore classified as an Affiliate Investment.

**
Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

Part C—Other Information

Item 25. Financial Statements and Exhibits

1. Consolidated Financial Statements:

Included in Parts A and B of the registration statement:

AMERICAN CAPITAL, LTD.

2. Exhibits:

*2.a.
American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) Third Amended and Restated Certificate of Incorporation, as amended, incorporated herein by reference to Exhibit 3.1 to Form 10-Q for the quarter ended March 31, 2012, (File No. 814-00149), filed May 7, 2012.

*2.b.
American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) Second Amended and Restated Bylaws, as amended, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended June 30, 2008 (File No. 814-00149), filed August 11, 2008.

*2.d.1.
Instruments defining the rights of holders of securities: See Article IV of our Third Amended and Restated Certificate of Incorporation, as amended, incorporated herein by reference to Exhibit 3.1 to Form 10-Q for the quarter ended March 31, 2012, (File No. 814-00149), filed May 7, 2012.

*2.d.2.
Instruments defining the rights of holders of securities: See Section I of our Second Amended and Restated Bylaws, as amended, incorporated herein by reference to Exhibit 3.2 of Form 10-Q for the quarter ended June 30, 2008 (File No. 814-00149), filed August 11, 2008.

2.d.3.	Form of indenture, filed herewith.

2.d.4.	Statement of Eligibility of Trustee on Form T-1, filed herewith.

*2.e.
Third Amended and Restated Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-123340), filed on March 30, 2007.

*2.h.1.	Form of Underwriting Agreement, incorporated herein by reference to Exhibit 2.h.1. of the Registration Statement on Form N-2 (File No. 333-150270), filed August 18, 2009.

*2.h.2.	Form of Underwriting Agreement for Debt Securities, incorporated herein by reference to Exhibit 2.h.2. of the Registration Statement on Form N-2 (File No. 333-150270), filed August 18, 2009.

*2.i.1.
Amended and Restated American Capital Strategies, Ltd. Employee Stock Ownership Plan, effective as of January 1, 2009; Amended and Restated American Capital Strategies, Ltd. 401(k) Plan, effective as of January 1, 2009, incorporated herein by reference to Exhibit 10.34 of the Form 10-K for the year ended December 31, 2009 (File No. 814-00149), filed March 1, 2010.

*2.i.2.
Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit 2.i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), filed on August 12, 1997, as further amended by Amendment No. 1 incorporated herein by reference to Attachment II to the Definitive Proxy Statement for the 1998 Annual Meeting (File No. 814-00149), filed April 15, 1998.

*2.i.3.
Form of American Capital Strategies, Ltd. 1997 Disinterested Director Stock Option Plan, incorporated herein by reference to Attachment I to the Definitive Proxy Statement for 1998 Annual Meeting (File No. 814-00149), filed April 15, 1998.

*2.i.4.
Form of American Capital Strategies, Ltd. 2000 Employee Stock Option Plan, incorporated herein by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000, as amended by Amendment No. 1 incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2001 Annual Meeting (File No. 814-00149), filed April 3, 2001.

*2.i.5.
Form of American Capital Strategies, Ltd. 2000 Disinterested Director Stock Option Plan, incorporated herein by reference to Appendix III to the Definitive Proxy Statement for the 2000 Annual Meeting (File No. 814-00149), filed April 5, 2000.

*2.i.6.
Form of American Capital Strategies, Ltd. 2002 Employee Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2002 Annual Meeting (File No. 814-00149), filed April 12, 2002.

*2.i.7.
Form of American Capital Strategies, Ltd. 2003 Employee Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2003 Annual Meeting (File No. 814-00149), filed April 10, 2003.

*2.i.8.
Form of American Capital Strategies, Ltd. 2004 Employee Stock Option Plan, incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149), filed March 26, 2004.

*2.i.9.
Form of American Capital Strategies, Ltd. 2005 Employee Stock Option Plan, incorporated herein by reference to Exhibit III to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149), filed April 26, 2005.

*2.i.10.
Form of American Capital Strategies, Ltd. 2006 Employee Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2006 Annual Meeting (File No. 814-00149), filed April 11, 2006.

*2.i.11.
Form of Amended and Restated American Capital Performance Incentive Plan, as adopted April 1, 2009, incorporated herein by reference to Exhibit 10.31 of Form 10-K for the year ended December 31, 2009 (File No. 814-00149), filed March 1, 2010.

*2.i.12.
Form of Acceptance and Election Agreement for Amended and Restated American Capital Incentive Bonus Plan, incorporated by reference herein to Exhibit 2.i.12 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-133571), filed June 26, 2006.

*2.i.13.
Form of American Capital Strategies, Ltd. 2007 Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2007 Annual Meeting (File No. 814-00149), filed March 27, 2007.

*2.i.14.
American Capital, Ltd. Disinterested Director Retention Plan, as amended December 11, 2008, incorporated herein by reference to Exhibit 10.14 of Form 10-K for the year ended December 31, 2008 (File No. 814-00149), filed March 2, 2008.

*2.i.15.
Form of American Capital Strategies, Ltd. 2008 Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2008 Annual Meeting (File No. 814-00149), filed April 4, 2008.

*2.i.16.
Form of American Capital, Ltd. 2009 Stock Option Plan, incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2009 Annual Meeting (File No. 814-00149), filed April 30, 2009.

*2.i.17.
Form of American Capital, Ltd. 2010 Disinterested Director Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2010 Annual Meeting (File No. 814-00149), filed August 6, 2010.

*2.j.1.
Amended and Restated Custodian Agreement between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and PNC Bank, N.A., December 18, 2007, incorporated herein by reference to Exhibit 10.32 of Form 10-K for the year ended December 31, 2011 (File No. 814-00149), filed February 27, 2012.

*2.j.2.
Second Amended and Restated Custodian Agreement between American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and Wells Fargo Bank, National Association, dated as of June 28, 2010, incorporated herein by reference to Exhibit 10.33 of Form 10-K for the year ended December 31, 2011 (File No. 814-00149), filed February 27, 2012.

*2.j.3.
Custodian Agreement between American Capital, Ltd. and Wells Fargo Bank, National Association, dated as of June 28, 2010, incorporated herein by reference to Exhibit 10.34 of Form 10-K for the year ended December 31, 2011 (File No. 814-00149), filed February 27, 2012.

*2.k.1.
Senior Secured Term Loan Credit Agreement, dated as of August 22, 2012, among the American Capital, Ltd., as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, BMO Capital Markets Corp. and UBS Securities LLC, as Syndication Agents, Joint Bookrunners and Joint Lead Arrangers, and Citibank, N.A., Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA, as Managing Agents, incorporated herein by reference to Exhibit 2.k.1 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.2.
Senior Secured Revolving Credit Agreement, dated as of August 22, 2012, among American Capital, Ltd., as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, BMO Capital Markets Corp. and UBS Securities LLC, as Syndication Agents, Joint Bookrunners and Joint Lead Arrangers, and Bank of America, N.A., Citibank N.A., Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA, as Managing Agents, incorporated herein by reference to Exhibit 2.k.2 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.3.
Collateral Agency and Intercreditor Agreement, dated as of August 22, 2012, among American Capital, Ltd. and JPMorgan Chase Bank, N.A., as Revolver Representative, Term Loan Representative and, as Collateral Agent, incorporated herein by reference to Exhibit 2.k.3 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.4.
Guarantee and Security Agreement, dated as of August 22, 2012, made by American Capital, Ltd. in favor of JPMorgan Chase Bank, N.A, as Collateral Agent, incorporated herein by reference to Exhibit 2.k.4 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.5.
Amended and Restated Employment Agreement between American Capital, Ltd. and Malon Wilkus, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.12 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.6.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Malon Wilkus effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.6 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.7.
Amended and Restated Employment Agreement between American Capital, Ltd. and John Erickson, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.8.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and John Erickson effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.8 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.9.
Amended and Restated Employment Agreement between American Capital, Ltd. and Ira Wagner, executed as of December 23, 2008, incorporated herein by reference to Exhibit 10.11 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.10.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Ira Wagner effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.10 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.11.
Amended and Restated Employment Agreement between American Capital, Ltd. and Roland Cline, entered into and effective as of March 27, 2009 executed, incorporated herein by reference to Exhibit 10.6 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.12.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Roland Cline effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.12 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.13.
Amended and Restated Employment Agreement between American Capital, Ltd. and Gordon O’Brien, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.10 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.14.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Gordon O'Brien effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.14 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.15.
Amended and Restated Employment Agreement between American Capital, Ltd. and Darin Winn, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.13 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.16.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Darin Winn effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.16 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.17.
Amended and Restated Employment Agreement between American Capital, Ltd. and Samuel A. Flax, entered into and effective as of March 27, 2009 executed, incorporated herein by reference to Exhibit 10.8 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.18.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Samuel A. Flax effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.18 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.19.
Amended and Restated Employment Agreement between American Capital, Ltd. and Brian Graff, entered into and effective as of March 27, 2009, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 2009 (File No. 814-00149), filed May 11, 2009.

*2.k.20.
Amendment No.1 to Amended and Restated Employment Agreement between American Capital, Ltd. and Brian Graff effective as of December 10, 2009, incorporated herein by reference to Exhibit 2.k.20 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*2.k.21.
Form of Indemnification Agreement entered into as of October 22, 2009 by and between American Capital, Ltd. and each of Malon Wilkus, Philip Harper, John Koskinen, Mary Baskin, Alvin Puryear, Kenneth Peterson, Jr., Stan Lundine, and Neil Hahl, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated October 28, 2009.

2.l.1.	Opinion and consent of Arnold & Porter LLP, filed herewith.

2.n.1.	Consent of Ernst & Young LLP, filed herewith.

2.n.2.	Opinion of Ernst & Young LLP, independent registered accounting firm, regarding “Senior Securities” table contained herein, filed herewith.

*2.r.
American Capital Strategies, Ltd. Code of Ethics and Conduct and American Capital Strategies, Ltd. Personal Investments Code, incorporated herein by reference to Exhibit 2.r of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

*24.1	Power of Attorney of directors and officers, incorporated herein by reference to Exhibit 24 of the Registration Statement on Form N-2 (File No. 333-183926), filed September 14, 2012.

24.2	Power of Attorney of Susan K. Nestegard, filed herewith.

*99.1	Computation of Earnings to Fixed Charges, incorporated herein by reference to Exhibit 12.1 of Form 10-K for the year ended December 31, 2012 (File No. 814-00149), filed March 1, 2013.

*99.2
European Capital Limited Consolidated Financial Statements as of December 31, 2012 and 2011 and for each of the Three Years Ended December 31, 2012, incorporated herein by reference to Exhibit 99.1 of Form 10-K/A for the year ended December 31, 2012 (File No. 814-00149), filed April 1, 2013.

*99.3
American Capital Asset Management, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for each of the Three Years Ended December 31, 2012, incorporated herein by reference to Exhibit 99.2 of Form 10-K/A for the year ended December 31, 2012 (File No. 814-00149), filed April 1, 2013.

 _________________

*	Previously filed.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 95 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution**

Commission Registration Fee	$—
NASDAQ additional listing fee	65,000
Accounting fees and expenses	250,000
Legal fees and expenses	500,000
Printing and engraving	250,000
Registrar and transfer agent’s fees	10,000
Miscellaneous fees and expenses	15,000

Total	$1,090,000
 ________________________

**	Estimated for filing purposes and excludes fees previously paid.

Item 28. Persons Controlled By Or Under Common Control

Consolidated Subsidiaries

1)	ACAS Business Loan LLC, 2006-1, a Delaware limited liability company

2)	ACAS Business Loan Trust 2006-1, a Delaware statutory trust

3)	ACAS Master Business Loan LLC, a Delaware limited liability company

4)	ACAS CRE CDO 2007-1 Depositor, LLC, a Delaware limited liability company

Other Controlled Entities

We have also established certain limited purpose entities to facilitate certain portfolio transactions. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of our securities at June 1, 2013.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	772
Preferred Stock, par value $0.01 per share	—
Subscription Rights	—
Debt Securities	—

Item 30. Indemnification

The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its shareholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Third Amended and Restated Certificate of Incorporation, as amended, contains a provision that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.

The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or otherwise. Our Third Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

See Article VII of our Third Amended and Restated Certificate of Incorporation, as amended, and Section VI of our Second Amended and Restated Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

We will maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement (ii) our net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2) if the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

(3) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a) (3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement.

(4) that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(5) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(6) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(7) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(a) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(b) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(c) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser; and

(8) that, for the purpose of determining any liabilities under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(9) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information; and

(10) to file a post-effective amendment to this registration statement if, subsequent to the effective date of this registration statement, the cumulative dilution to our net asset value per share from offerings under this registration statement, as amended, exceeds 15 percent.

Subject to the terms and conditions of Section 15(d) of the Exchange Act, we hereby undertake to file with the Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN CAPITAL, LTD.

By:	/s/ JOHN R. ERICKSON
John R. Erickson Chief Financial Officer

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

*	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	July 25, 2013
Malon Wilkus

/s/ JOHN R. ERICKSON	Chief Financial Officer (Principal Financial and Accounting Officer)	July 25, 2013
John R. Erickson

*	Director	July 25, 2013
Mary C. Baskin

*	Director	July 25, 2013
Neil M. Hahl

*	Director	July 25, 2013
Philip R. Harper

*	Director	July 25, 2013
John A. Koskinen

*	Director	July 25, 2013
Stan Lundine

*	Director	July 25, 2013
Susan K. Nestegard

*	Director	July 25, 2013
Kenneth D. Peterson, Jr.

*	Director	July 25, 2013
Alvin N. Puryear

* By: /s/ JOHN R. ERICKSON
John R. Erickson Attorney-in-fact